Exhibit 10.1 Execution Version FOURTH AMENDED AND RESTATED CREDIT AGREEMENT by and among BANK OF AMERICA, N.A., as Administrative Agent, BANK OF AMERICA, N.A., and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Joint Lead Arrangers, BANK OF AMERICA, N.A., and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent THE LENDERS THAT ARE PARTIES HERETO, as the Lenders, TITAN MACHINERY, INC., HEARTLAND AGRICULTURE, LLC, HEARTLAND AG KANSAS, LLC, and CERTAIN ENTITIES JOINED HERETO AS A U.S. BORROWER, as the U.S. Borrowers, and J.J. O’CONNOR & SONS PTY LTD, and CERTAIN ENTITIES JOINED HERETO AS AN AUSTRALIAN BORROWER, as the Australian Borrowers Dated as of May 17, 2024

TABLE OF CONTENTS Page i 1 DEFINITIONS AND CONSTRUCTION ...................................................................................... 1 1.1 Definitions ......................................................................................................................... 1 1.2 Accounting Terms .............................................................................................................. 1 1.3 Code ................................................................................................................................... 2 1.4 Construction ....................................................................................................................... 2 1.5 Time References ................................................................................................................ 3 1.6 Schedules and Exhibits ...................................................................................................... 3 1.7 Effect of Amendment and Restatement; No Novation; Release ........................................ 3 1.8 Reallocation of Loans on the Closing Date. .................................................................... 3 1.9 Currency Equivalents ......................................................................................................... 4 1.10 Australian Terms. ............................................................................................................... 5 1.11 Syndicated Facility Agreement .......................................................................................... 5 2 LOANS AND TERMS OF PAYMENT ......................................................................................... 5 2.1 Revolver Loans .................................................................................................................. 5 2.1.1 U.S. Revolver Loans. ......................................................................................................... 5 2.2 Floorplan Loans ................................................................................................................. 7 2.2.1 U.S. Floorplan Loans. ........................................................................................................ 7 2.3 Borrowing Procedures and Settlements ............................................................................. 9 2.4 Payments; Reductions of Commitments; Prepayments ................................................... 22 2.5 Promise to Pay; Promissory Notes ................................................................................... 32 2.6 Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations ................... 32 2.7 Crediting Payments .......................................................................................................... 34 2.8 Designated Account ......................................................................................................... 35 2.9 Maintenance of Loan Account; Statements of Obligations ............................................. 35 2.10 Fees .................................................................................................................................. 35 2.11 Letters of Credit ............................................................................................................... 36 2.12 SOFR Option/Bill Rate Option ........................................................................................ 44 2.13 Inability to Determine Rates ............................................................................................ 47 2.14 General Accordion ........................................................................................................... 50 2.15 Additional Accordion ...................................................................................................... 53 3 CONDITIONS; TERM OF AGREEMENT ................................................................................. 55 3.1 Conditions Precedent to the Initial Extension of Credit .................................................. 55 3.2 Conditions Precedent to all Extensions of Credit ............................................................ 55

TABLE OF CONTENTS Page ii 3.3 Maturity ........................................................................................................................... 56 3.4 Effect of Maturity ............................................................................................................ 56 3.5 Early Termination by Borrowers ..................................................................................... 57 3.6 Conditions Subsequent .................................................................................................... 57 4 REPRESENTATIONS AND WARRANTIES ............................................................................. 57 4.1 Due Organization and Qualification; Subsidiaries; Fiscal Year Ends ............................. 57 4.2 Due Authorization; No Conflict....................................................................................... 58 4.3 Governmental Consents ................................................................................................... 58 4.4 Binding Obligations; Perfected Liens. ............................................................................. 59 4.5 Title to Assets; No Encumbrances ................................................................................... 59 4.6 Litigation .......................................................................................................................... 59 4.7 Compliance with Laws .................................................................................................... 59 4.8 No Material Adverse Effect ............................................................................................. 60 4.9 Solvency........................................................................................................................... 60 4.10 Employee Benefits ........................................................................................................... 60 4.11 Environmental Condition ................................................................................................. 61 4.12 Complete Disclosure ........................................................................................................ 61 4.13 Patriot Act ........................................................................................................................ 61 4.14 Indebtedness..................................................................................................................... 62 4.15 Payment of Taxes ............................................................................................................. 62 4.16 Margin Stock.................................................................................................................... 62 4.17 Governmental Regulation ................................................................................................ 62 4.18 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws ..................... 62 4.19 Employee and Labor Matters ........................................................................................... 63 4.20 Wells Fargo International Finance ................................................................................... 63 4.21 Leases............................................................................................................................... 63 4.22 Eligible Accounts ............................................................................................................. 63 4.23 Eligible Inventory ............................................................................................................ 63 4.24 Location of Inventory ...................................................................................................... 64 4.25 Inventory Records ............................................................................................................ 64 4.26 Hedge Agreements ........................................................................................................... 64 4.27 Material CNH Industrial Agreements .............................................................................. 64 4.28 Australian Tax Consolidation .......................................................................................... 64

TABLE OF CONTENTS Page iii 4.29 Commercial Benefit ......................................................................................................... 64 4.30 No Immunity .................................................................................................................... 64 4.31 Financial Assistance ........................................................................................................ 64 5 AFFIRMATIVE COVENANTS .................................................................................................. 64 5.1 Financial Statements, Reports, Certificates ..................................................................... 64 5.2 Reporting ......................................................................................................................... 65 5.3 Existence .......................................................................................................................... 65 5.4 Maintenance of Properties ............................................................................................... 65 5.5 Taxes ................................................................................................................................ 65 5.6 Insurance .......................................................................................................................... 65 5.7 Inspection ......................................................................................................................... 66 5.8 Compliance with Laws .................................................................................................... 66 5.9 Environmental .................................................................................................................. 67 5.10 Disclosure Updates .......................................................................................................... 67 5.11 Formation of Subsidiaries ................................................................................................ 67 5.12 Further Assurances .......................................................................................................... 68 5.13 Lender Meetings .............................................................................................................. 68 5.14 Location of Inventory ...................................................................................................... 69 5.15 Compliance with ERISA and the IRC ............................................................................. 69 5.16 Rental Fleet Equipment ................................................................................................... 69 5.17 Keepwell .......................................................................................................................... 70 5.18 Australian PPSA Covenants ............................................................................................ 70 5.19 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws ..................... 70 5.20 Australian Deposit Account ............................................................................................. 70 6 NEGATIVE COVENANTS ......................................................................................................... 70 6.1 Indebtedness..................................................................................................................... 71 6.2 Liens ................................................................................................................................ 71 6.3 Restrictions on Fundamental Changes ............................................................................. 71 6.4 Disposal of Assets ............................................................................................................ 71 6.5 Nature of Business ........................................................................................................... 71 6.6 Certain Payments and Amendments ................................................................................ 72 6.7 Restricted Payments ......................................................................................................... 72 6.8 Accounting Methods ........................................................................................................ 73

TABLE OF CONTENTS Page iv 6.9 Investments ...................................................................................................................... 73 6.10 Transactions with Affiliates ............................................................................................. 73 6.11 Use of Proceeds ............................................................................................................... 74 6.12 Limitation on Issuance of Equity Interests ...................................................................... 74 6.13 Wells Fargo International Finance ................................................................................... 74 6.14 Employee Benefits ........................................................................................................... 74 6.15 OFAC; Patriot Act ........................................................................................................... 75 6.16 Australian Tax Matters .................................................................................................... 75 6.17 Australian Deposit Account Direction ............................................................................. 75 7 FINANCIAL COVENANT .......................................................................................................... 75 8 EVENTS OF DEFAULT .............................................................................................................. 75 8.1 Payments .......................................................................................................................... 76 8.2 Covenants......................................................................................................................... 76 8.3 Judgments ........................................................................................................................ 76 8.4 Voluntary Bankruptcy, etc ............................................................................................... 76 8.5 Involuntary Bankruptcy, etc............................................................................................. 76 8.6 Default Under Other Agreements .................................................................................... 77 8.7 Representations, etc ......................................................................................................... 77 8.8 Guaranty........................................................................................................................... 77 8.9 Security Documents ......................................................................................................... 77 8.10 Loan Documents .............................................................................................................. 77 8.11 Change of Control ............................................................................................................ 77 8.12 ERISA .............................................................................................................................. 77 9 RIGHTS AND REMEDIES ......................................................................................................... 78 9.1 Rights and Remedies ....................................................................................................... 78 9.2 Remedies Cumulative ...................................................................................................... 79 10 WAIVERS; INDEMNIFICATION .............................................................................................. 79 10.1 Demand; Protest; etc ........................................................................................................ 79 10.2 The Lender Group’s Liability for Collateral .................................................................... 79 10.3 Indemnification ................................................................................................................ 79

TABLE OF CONTENTS Page v 11 NOTICES ...................................................................................................................................... 80 12 CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION ................................................................................................................................. 81 13 ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS .................................................... 82 13.1 Assignments and Participations ....................................................................................... 82 13.2 Successors ........................................................................................................................ 86 14 AMENDMENTS; WAIVERS ...................................................................................................... 86 14.1 Amendments and Waivers ............................................................................................... 86 14.2 Replacement of Certain Lenders ...................................................................................... 89 14.3 No Waivers; Cumulative Remedies ................................................................................. 89 15 AGENT; THE LENDER GROUP ................................................................................................ 89 15.1 Appointment and Authorization of Agent ....................................................................... 89 15.2 Delegation of Duties ........................................................................................................ 90 15.3 Liability of Agent ............................................................................................................. 90 15.4 Reliance by Agent ............................................................................................................ 91 15.5 Notice of Default or Event of Default .............................................................................. 91 15.6 Credit Decision ................................................................................................................ 91 15.7 Costs and Expenses; Indemnification .............................................................................. 92 15.8 Agent in Individual Capacity ........................................................................................... 93 15.9 Successor Agent ............................................................................................................... 93 15.10 Lender in Individual Capacity ......................................................................................... 94 15.11 Collateral Matters ............................................................................................................ 94 15.12 Restrictions on Actions by Lenders; Sharing of Payments .............................................. 96 15.13 Agency for Perfection ...................................................................................................... 96 15.14 Payments by Agent to the Lenders .................................................................................. 96 15.15 Concerning the Collateral and Related Loan Documents ................................................ 96 15.16 Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information .................................................................................................. 97 15.17 Several Obligations; No Liability .................................................................................... 97 15.18 Joint Lead Arrangers, Joint Book Runners, Syndication Agent, and Co- Documentation Agents .................................................................................................... 98 15.19 Resignation of Prior Agent and Appointment of Successor Agent.................................. 98 15.20 Recovery of Erroneous Payments .................................................................................... 99

TABLE OF CONTENTS Page vi 15.21 Appointment of the Agent as Australian Security Trustee for the Australian Collateral .......................................................................................................................... 99 16 WITHHOLDING TAXES .......................................................................................................... 100 16.1 Payments ........................................................................................................................ 100 16.2 Exemptions .................................................................................................................... 101 16.3 Reductions ..................................................................................................................... 102 16.4 Refunds .......................................................................................................................... 103 17 GENERAL PROVISIONS ......................................................................................................... 103 17.1 Effectiveness .................................................................................................................. 103 17.2 Section Headings ........................................................................................................... 103 17.3 Interpretation .................................................................................................................. 103 17.4 Severability of Provisions .............................................................................................. 103 17.5 Bank Product Providers ................................................................................................. 104 17.6 Debtor-Creditor Relationship......................................................................................... 104 17.7 Counterparts; Electronic Execution ............................................................................... 104 17.8 Revival and Reinstatement of Obligations; Certain Waivers ........................................ 105 17.9 Confidentiality ............................................................................................................... 106 17.10 Survival .......................................................................................................................... 107 17.11 Patriot Act ...................................................................................................................... 107 17.12 Integration ...................................................................................................................... 108 17.13 No Set-Off...................................................................................................................... 108 17.14 Acknowledgement and Consent to Bail-In of EEA Financial Institutions .................... 108 17.15 Acknowledgment Regarding Any Supported QFCs ...................................................... 108 17.16 Administrator Appointed to an Australian Loan Party .................................................. 109 18 PUBLIC OFFER ......................................................................................................................... 110 18.1 Joint Lead Arranger’s Representations and Warranties ................................................. 110 18.2 Lenders’ Representations and Warranties. .................................................................... 110 18.3 Information .................................................................................................................... 110 18.4 Collection Allocation Mechanism (CAM) and Lender Loss Sharing Agreement ......... 110 18.5 Joint and Several Liability ............................................................................................. 112

v EXHIBITS AND SCHEDULES Exhibit A-1 Form of Assignment and Acceptance Exhibit B-1(i) Form of U.S. Revolver Borrowing Base Certificate Exhibit B-1(ii) Form of Australian Revolver Borrowing Base Certificate Exhibit B-2(i) Form of U.S. Floorplan Borrowing Base Certificate Exhibit B-2(ii) Form of Australian Floorplan Borrowing Base Certificate Exhibit B-4 Form of Bank Product Purchase Agreement Exhibit C-1 Form of Compliance Certificate Exhibit L-1 Form of SOFR Notice/ Bill Rate Notice Exhibit N-1 Form of Notice of Borrowing Schedule 1.1 Defined Terms Schedule A-1 Agent’s Account Schedule A-2 Authorized Persons Schedule C-1 U.S. Commitments Schedule C-2 Australian Commitments Schedule D-1 Designated Account Schedule E-2 Existing Letters of Credit Schedule E-3 Existing Hedge Agreements Schedule P-1 Permitted Investments Schedule P-2 Permitted Liens Schedule 3.1 Conditions Precedent Schedule 3.6 Conditions Subsequent Schedule 4.1(b) Capitalization of Borrowers Schedule 4.1(c) Capitalization of Borrowers’ Subsidiaries Schedule 4.1(d) Subscriptions, Options, Warrants, Calls Schedule 4.1(e) Fiscal Year Ends Schedule 4.6 Litigation Schedule 4.10 ERISA Matters Schedule 4.11 Environmental Matters Schedule 4.14(a) Indebtedness Schedule 4.14(b) Permitted Indebtedness Schedule 4.24 Location of Inventory Schedule 5.1 Financial Statements, Reports, Certificates Schedule 5.2 Collateral Reporting Schedule 6.5 Nature of Business Schedule 6.10 Transactions with Affiliates

1 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT This FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), is entered into as of May 17, 2024, by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”, as that term is hereinafter further defined), BANK OF AMERICA, N.A., a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”) and as Australian Security Trustee, BANK OF AMERICA, N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION, as joint lead arrangers (in such capacity, together with their successors and assigns in such capacity, the “Joint Lead Arrangers”), BANK OF AMERICA, N.A. and PNC BANK, NATIONAL ASSOCIATION, as co-documentation agents, TITAN MACHINERY, INC., a Delaware corporation (“Titan”), HEARTLAND AGRICULTURE, LLC, an Iowa limited liability company (“Heartland Agriculture”), HEARTLAND AG KANSAS, LLC, a Kansas limited liability company (“Heartland Kansas” and together with Titan, Heartland Agriculture and any other entity joined hereto as a U.S. Borrower from time to time, individually, a “U.S. Borrower” and collectively, the “U.S. Borrowers”), and J.J. O’CONNOR & SONS PTY LTD, a company incorporated under the laws of Australia with ACN 005 242 142 (“J.J.”; and together with any other entity joined hereto as an Australian Borrower from time to time, individually, an “Australian Borrower” and collectively, the “Australian Borrowers”; and together with the U.S. Borrowers, each, a “Borrower” and collectively, the “Borrowers”). WHEREAS, U.S. Borrowers, Agent and certain Lenders are party to that certain Third Amended and Restated Credit Agreement dated as of April 3, 2020 the (“Original Closing Date”) (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”); and WHEREAS, the parties to the Existing Credit Agreement desire to (a) amend and restate the Existing Credit Agreement in its entirety pursuant to this Agreement, and (b) add the Australian Borrower as a Borrower hereunder, in each case, pursuant to the terms and subject to the conditions of this Agreement. NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows: 1 DEFINITIONS AND CONSTRUCTION. 1.1 Definitions. Capitalized terms used in this Agreement shall have the meanings specified therefor on Schedule 1.1. 1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, that if Borrowers notify Agent that Borrowers request an amendment to any provision hereof to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision (or if Agent notifies Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such Accounting Change or in the application thereof, then Agent and Borrowers agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change

2 with the intent of having the respective positions of the Lenders and Borrowers after such Accounting Change conform as nearly as possible to their respective positions before such Accounting Charge and, until any such amendments have been agreed upon and agreed to by the Required Lenders, the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred. When used herein, the term “financial statements” shall include the notes and schedules thereto. Whenever the term “Borrower” or “Borrowers” is used in respect of a financial covenant or a related definition, it shall be understood to mean Titan and its Subsidiaries on a consolidated basis, unless the context clearly requires otherwise. Notwithstanding anything to the contrary contained herein, (a) all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards No. 159 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof, and (b) the term “unqualified opinion” as used herein to refer to opinions or reports provided by accountants shall mean an opinion or report that is (i) unqualified, and (ii) does not include any explanation, supplemental comment, or other comment concerning the ability of the applicable Person to continue as a going concern or concerning the scope of the audit. Notwithstanding anything to the contrary contained herein, up to $160,000,000 of operating lease obligations which were in effect on December 28, 2018 that, as a result of an Accounting Change which became effective on January 1, 2019 shall be required to be treated as Capitalized Lease Obligations in accordance with GAAP, shall continue to be treated as operating leases (and not, for the avoidance of doubt, Capitalized Lease Obligations) without giving effect to such Accounting Change (collectively, the “Specified Lease Obligations”). Promptly following any request of Agent, Borrowers shall deliver a reasonably detailed schedule of the Specified Lease Obligations together with such other information reasonably requested by Agent and relating thereto. 1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. 1.4 Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (a) the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (ii) all Lender Group Expenses that have accrued and are unpaid

3 regardless of whether demand has been made therefor, (iii) all fees or charges that have accrued hereunder or under any other Loan Document (including the Letter of Credit Fee and the Unused Line Fee) and are unpaid, (b) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, (c) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization, (d) the receipt by Agent of cash collateral in order to secure any other contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys’ fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Obligations, (e) the payment or repayment in full in immediately available funds of all other outstanding Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid, and (f) the termination of all of the Commitments of the Lenders. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record. 1.5 Time References. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, all references to time of day refer to Pacific standard time or Pacific daylight saving time, as in effect in Los Angeles, California on such day; provided, that all references to time of day with respect to Australian Revolver Loans, Australian Floorplan Loans and Letters of Credit issued on behalf of Australian Borrowers shall refer to the time in Sydney, Australia. For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to and including”; provided that, with respect to a computation of fees or interest payable to Agent or any Lender, such period shall in any event consist of at least one full day. 1.6 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference. 1.7 Effect of Amendment and Restatement; No Novation; Release. Upon the effectiveness of this Agreement, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement. The Existing Obligations outstanding on the Closing Date shall continue in full force and effect, and the effectiveness of this Agreement shall not constitute a novation or repayment of the Existing Obligations. Without limiting the foregoing, upon the effectiveness of this Agreement, (i) the outstanding “Revolver Loans” (as defined in the Existing Credit Agreement) shall constitute Revolver Loans hereunder, (ii) the outstanding “Floorplan Loans” (as defined in the Existing Credit Agreement) shall constitute Floorplan Loans hereunder, (iii) the outstanding “Swing Loans” (as defined in the Existing Credit Agreement) shall constitute Swing Loans hereunder. Such Existing Obligations, together with any and all additional Obligations incurred by Borrowers under this Agreement or under any of the other Loan Documents, shall continue to be secured by, among other things, the Collateral, whether now existing or hereafter acquired and wheresoever located, all as more specifically set forth in the Loan Documents. Borrowers hereby reaffirm their obligations, liabilities, grants of security interests, pledges and the validity of all covenants by it contained in any and all Loan

4 Documents, as amended, supplemented or otherwise modified by this Agreement and by the other Loan Documents delivered on the Closing Date. Any and all references in any Loan Documents to the Existing Credit Agreement shall be deemed to be amended to refer to this Agreement. In consideration of Agent and Lenders entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, Affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which each Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Existing Credit Agreement, this Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the Closing Date. 1.8 Reallocation of Loans on the Closing Date. Each U.S. Lender hereby sells and assigns on the Closing Date to each U.S. Lender, without recourse, representation or warranty (except as set forth below), and each such U.S. Lender hereby purchases and assumes on the Closing Date from each U.S. Lender a percentage interest in the U.S. Revolver Commitments, U.S. Revolver Loans outstanding, U.S. Floorplan Commitments and U.S. Floorplan Loans outstanding on the Closing Date upon the effectiveness of this Agreement as may be required to reflect the allocation of U.S. Revolver Commitments and U.S. Floorplan Commitments set forth on Schedule C-1 of this Agreement as of the Closing Date. The Lenders agree to make such inter-Lender wire transfers as may be required to give effect to the foregoing assignments and assumptions. With respect to such U.S. Revolver Commitments, U.S. Revolver Loans, U.S. Floorplan Commitments and U.S. Floorplan Loans so assigned, each U.S. Lender makes no representation or warranty whatsoever, except that it represents and warrants that it is the legal and beneficial owner of the same, free and clear of any adverse claim. 1.9 Currency Equivalents. (a) Calculation. All references in the Loan Documents to Revolver Loans, Floorplan Loans, Letters of Credit, Obligations, Global Borrowing Base components and other amounts shall be denominated in Dollars, unless expressly provided otherwise. The Dollar equivalent of any amounts denominated or reported under a Loan Document in a currency other than Dollars shall be determined by Agent on a daily basis, based on the current Spot Rate. Borrowers shall report value and other Global Borrowing Base components to Agent in the currency invoiced by Borrowers (for Accounts) or shown in Borrowers’ financial records (for all other assets), and unless expressly provided otherwise, shall deliver financial statements and calculate financial covenants in Dollars. Notwithstanding anything herein to the contrary, if an Obligation is funded or expressly denominated in a currency other than Dollars, Borrowers shall repay such Obligation in such other currency. (b) Judgments. If, in connection with obtaining judgment in any court, it is necessary to convert a sum from the currency provided under a Loan Document into another currency, the Spot Rate shall be used as the rate of exchange. Notwithstanding any judgment in a currency

5 different from that specified in a Loan Document, a Borrower shall discharge its obligation in respect of the sum due under the Loan Document only if, on the Business Day following Agent’s receipt of the payment in the judgment currency, Agent can use the amount paid to purchase the sum originally due in the Loan Document currency. If the purchased amount is less than the sum originally due, Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify Agent, Issuing Bank and Lenders against such loss. If the purchased amount is greater than the sum originally due, Agent shall return the excess amount to the applicable Borrower (or to the Person legally entitled thereto). 1.10 Australian Terms. (a) Without prejudice to the generality of any provision of this Agreement, in this Agreement where it relates to the Australian Security Trust Deed, an Australian Security Document governed by Australian law, an Australian Loan Party or any of their Subsidiaries incorporated under the laws of Australia or any state or territory thereof: (i) references in this Agreement to ‘Account’, ‘Account Debtor’, ‘Inventory’ and ‘Securities Account’ includes the meaning of those terms under section 10 of the Australian PPSA; (ii) a reference in this Agreement to ‘Deposit Accounts’ also includes ‘ADI Accounts’ as that term is defined in the Australian PPSA; (iii) a reference in this Agreement to ‘Equity Interests’ also includes any ‘financial property’ as that term is defined in the Australian PPSA; (iv) with respect to any reference to Affiliate, “control” has the meaning given to it in section 50AA of the Australian Corporations Act; (v) “Controller”, “receiver” or “receiver and manager” has the meaning given to it in section 9 of the Australian Corporations Act; and (vi) “Subsidiary” means a subsidiary within the meaning given in Part 1.2 Division 6 of the Australian Corporations Act. (b) The parties hereto agree that the Australian Banking Code of Practice (published by the Australian Banking Association, as amended, revised or amended and restated from time to time) does not apply to the Loan Documents, nor the transactions under them. 1.11 Syndicated Facility Agreement. The parties confirm and agree that this Agreement is a syndicated loan facility for the purposes of section 128F of the Australian Tax Act. 2 LOANS AND TERMS OF PAYMENT. 2.1 Revolver Loans. 2.1.1 U.S. Revolver Loans. (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each U.S. Revolver Lender agrees (severally, not jointly or jointly and severally) to

6 make revolving loans (“U.S. Revolver Loans”) to U.S. Borrowers in an amount at any one time outstanding not to exceed the lesser of: (i) such U.S. Revolver Lender’s U.S. Revolver Commitment, or (ii) such U.S. Revolver Lender’s U.S. Pro Rata Share of an amount equal to the lesser of: (A) the amount equal to (1) the U.S. Maximum Revolver Amount less (2) the sum of (y) the U.S. Letter of Credit Usage at such time, plus (z) the principal amount of U.S. Revolver Swing Loans outstanding at such time, and (B) the amount equal to (1) the U.S. Revolver Borrowing Base as of such date (based upon the most recent U.S. Revolver Borrowing Base Certificate delivered by U.S. Borrowers to Agent) less (2) the sum of (y) the U.S. Letter of Credit Usage at such time, plus (z) the principal amount of U.S. Revolver Swing Loans outstanding at such time. (b) Amounts borrowed pursuant to this Section 2.1.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The outstanding principal amount of the U.S. Revolver Loans, together with interest accrued and unpaid thereon, shall constitute U.S. Obligations and shall be due and payable on the Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement. (c) Anything to the contrary in this Section 2.1.1 notwithstanding, Agent shall have the right (but not the obligation), in the exercise of its Permitted Discretion, to establish and increase or decrease Receivable Reserves, Inventory Reserves, Bank Product Reserves, Cash Settlement Reserves, and other Reserves against the U.S. Revolver Borrowing Base or the U.S. Maximum Revolver Amount. The amount of any Receivable Reserve, Inventory Reserve, U.S. Bank Product Reserve, Cash Settlement Reserve, or other Reserve established by Agent shall have a reasonable relationship to the event, condition, other circumstance, or fact that is the basis for such reserve and shall not be duplicative of any other reserve established and currently maintained. 2.1.2. Australian Revolver Loans. (a) Subject to the terms and conditions of this Agreement, after the Australian Borrowing Base Commencement Date and during the term of this Agreement, each Australian Revolver Lender agrees (severally, not jointly or jointly and severally) to make revolving loans (“Australian Revolver Loans”) to Australian Borrowers in an amount at any one time outstanding not to exceed the lesser of: (i) such Australian Revolver Lender’s Australian Revolver Commitment, or (ii) such Australian Revolver Lender’s Australian Pro Rata Share of the lesser of: (A) the amount equal to (1) the Australian Maximum Revolver Amount less (2) the sum of (y) the Australian Letter of Credit Usage at such time, plus (z) the principal amount of Australian Revolver Loans outstanding at such time, and

7 (B) the amount equal to (1) the Australian Revolver Borrowing Base as of such date (based upon the most recent Australian Revolver Borrowing Base Certificate delivered by Australian Borrower to Agent) less (2) the sum of (y) the Australian Letter of Credit Usage at such time, plus (z) the principal amount of Australian Revolver Loans outstanding at such time. (b) Amounts borrowed pursuant to this Section 2.1.2 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The outstanding principal amount of the Australian Revolver Loans, together with interest accrued and unpaid thereon, shall constitute Australian Obligations and shall be due and payable on the Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement. (c) Anything to the contrary in this Section 2.1.2 notwithstanding, Agent shall have the right (but not the obligation), in the exercise of its Permitted Discretion, to establish and increase or decrease Receivable Reserves, Inventory Reserves, Bank Product Reserves, Cash Settlement Reserves, and other Reserves against the Australian Revolver Borrowing Base or the Australian Maximum Revolver Amount. The amount of any Receivable Reserve, Inventory Reserve, Bank Product Reserve, Cash Settlement Reserve, or other Reserve established by Agent shall have a reasonable relationship to the event, condition, other circumstance, or fact that is the basis for such reserve and shall not be duplicative of any other reserve established and currently maintained. 2.2 Floorplan Loans. 2.2.1 U.S. Floorplan Loans. (a) Subject to the terms and conditions of this Agreement, on and after the Closing Date and during the term of this Agreement, each U.S. Floorplan Lender agrees (severally, not jointly or jointly and severally) to make revolving floorplan loans (“U.S. Floorplan Loans”) to U.S. Borrowers in an amount at any one time outstanding not to exceed the lesser of: (i) such U.S. Floorplan Lender’s U.S. Floorplan Commitment, or (ii) such U.S. Floorplan Lender’s U.S. Pro Rata Share of an amount equal to the lesser of: (A) the amount equal to (1) the U.S. Maximum Floorplan Amount less (2) the principal amount of U.S. Floorplan Swing Loans outstanding at such time, and (B) the amount equal to (1) the U.S. Floorplan Borrowing Base as of such date (based upon the most recent U.S. Floorplan Borrowing Base Certificate delivered by U.S Borrowers to Agent) less (2) the principal amount of U.S. Floorplan Swing Loans outstanding at such time. (b) Amounts borrowed pursuant to this Section 2.2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The outstanding principal amount of the U.S. Floorplan Loans, together with interest accrued and unpaid thereon, shall constitute U.S. Obligations and shall be due and payable on the Maturity Date or,

8 if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement. (c) Anything to the contrary in this Section 2.2.1 notwithstanding, Agent shall have the right (but not the obligation), in the exercise of its Permitted Discretion, to establish and increase or decrease Inventory Reserves, Bank Product Reserves, Cash Settlement Reserves, and other Reserves against the U.S. Floorplan Borrowing Base or the U.S. Maximum Floorplan Amount. The amount of any Inventory Reserve, Bank Product Reserve, Cash Settlement Reserve, or other Reserve established by Agent shall have a reasonable relationship to the event, condition, other circumstance, or fact that is the basis for such reserve and shall not be duplicative of any other reserve established and currently maintained. 2.2.2 Australian Floorplan Loans. (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Australian Floorplan Lender agrees (severally, not jointly or jointly and severally) to make revolving floorplan loans (“Australian Floorplan Loans”) to Australian Borrowers in an amount at any one time outstanding not to exceed the lesser of: (i) such Australian Floorplan Lender’s Australian Floorplan Commitment, or (ii) such Australian Floorplan Lender’s Australian Pro Rata Share of (A) on and after the Closing Date and until the Australian Deemed Borrowing Base Termination Date, an amount equal to the Australian Floorplan Deemed Borrowing Base; provided that if on the Australian Deemed Borrowing Base Termination Date the Australian Borrowing Base Commencement Date has not occurred, the amount calculated under this subclause (A) shall be $0 until the Australian Borrowing Base Commencement Date has occurred, and (B) on and after the Australian Borrowing Base Commencement Date, an amount equal to the lesser of: i. the amount equal to (1) the Australian Maximum Floorplan Amount less (2) the principal amount of Australian Floorplan Swing Loans outstanding at such time and the principal amount of the Australian Floorplan Loans outstanding at such time, and ii. the amount equal to (1) the Australian Floorplan Borrowing Base as of such date (based upon the most recent Australian Floorplan Borrowing Base Certificate delivered by Australian Borrowers to Agent) less (2) the principal amount of Australian Floorplan Swing Loans outstanding at such time and the principal amount of the Australian Floorplan Loans outstanding at such time. (b) Amounts borrowed pursuant to this Section 2.2.2 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The outstanding principal amount of the Australian Floorplan Loans, together with interest accrued and unpaid thereon, shall constitute Australian Obligations and shall be due and payable on the Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement.

9 (c) Anything to the contrary in this Section 2.2.2 notwithstanding, Agent shall have the right (but not the obligation), in the exercise of its Permitted Discretion, to establish and increase or decrease Inventory Reserves, Bank Product Reserves, Cash Settlement Reserves, and other Reserves against the Australian Floorplan Borrowing Base or the Australian Maximum Floorplan Amount. The amount of any Inventory Reserve, Bank Product Reserve, Cash Settlement Reserve, or other Reserve established by Agent shall have a reasonable relationship to the event, condition, other circumstance, or fact that is the basis for such reserve and shall not be duplicative of any other reserve established and currently maintained. 2.3 Borrowing Procedures and Settlements. (a) Procedure for Borrowing Loans. Each Borrowing shall be made by a delivery of a Notice of Borrowing to Agent and received by Agent no later than 10:00 a.m. (i) on the Business Day that is the requested Funding Date in the case of a request for a U.S. Revolver Swing Loan or a U.S. Floorplan Swing Loan, (ii) on the Business Day that is 1 Business Day prior to the requested Funding Date in the case of all other requests for U.S. Base Rate Loans and (iii) on the Business Day that is 3 Business Days prior to the requested Funding Date in the case of all other requests for U.S. SOFR Rate Loans, Australian Revolver Loans, Australian Floorplan Loans and Australian Floorplan Swing Loans, in each case specifying (A) whether such Borrowing is a request for Revolver Loans or Floorplan Loans, (B) the amount of such Borrowing, and (C) the requested Funding Date (which shall be a Business Day); provided, that Agent may, in its sole discretion, elect to accept as timely requests that are received later than 10:00 a.m. on the applicable Business Day. At Agent’s election, in lieu of delivering the Notice of Borrowing, any Authorized Person may give Agent telephonic notice of such request by the required time. In such circumstances, each Borrower agrees that any such telephonic notice will be confirmed in writing within 24 hours of the giving of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request. Each Revolver Loan and Floorplan Loan shall be funded and repaid in the Available Currency. (b) Making of Swing Loans. (i) In the case of a request for a U.S. Revolver Loan and so long as the aggregate amount of U.S. Revolver Swing Loans made since the last Settlement Date, minus all payments or other amounts applied to U.S. Revolver Swing Loans since the last Settlement Date, plus the amount of the requested U.S. Revolver Swing Loan does not exceed 10% of the U.S. Maximum Revolver Amount, U.S. Revolver Swing Lender shall make a U.S. Revolver Loan (any such U.S. Revolver Loan made by U.S. Revolver Swing Lender pursuant to this Section 2.3(b)(i) being referred to as a “U.S. Revolver Swing Loan” and all such U.S. Revolver Loans being referred to as “U.S. Revolver Swing Loans”) available to U.S. Borrowers on the Funding Date applicable thereto by transferring immediately available funds in the amount of such requested Borrowing to the Designated Account. Each U.S. Revolver Swing Loan shall be deemed to be a U.S. Revolver Loan hereunder and shall be subject to all the terms and conditions (including Section 3) applicable to other U.S. Revolver Loans, except that all payments (including interest) on any U.S. Revolver Swing Loan shall be payable to U.S. Revolver Swing Lender solely for its own account. Subject to the provisions of Section 2.3(d)(ii), U.S. Revolver Swing Lender shall not make and shall not be obligated to make any U.S. Revolver Swing Loan if U.S. Revolver Swing Lender has actual knowledge that (A) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (B) the requested Borrowing would exceed the U.S. Revolver Availability on such Funding Date. U.S. Revolver Swing Lender shall not otherwise be required to

10 determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making any U.S. Revolver Swing Loan. The U.S. Revolver Swing Loans shall be secured by Agent’s Liens, constitute U.S. Revolver Loans and U.S. Obligations, and bear interest at the rate applicable from time to time to U.S. Revolver Loans that are Floating U.S. SOFR Rate Loans (or, if the applicability of Section 2.12(b)(iv) has been terminated, U.S. Base Rate Loans). (ii) In the case of a request for a U.S. Floorplan Loan and so long as the aggregate amount of U.S. Floorplan Swing Loans made since the last Settlement Date, minus all payments or other amounts applied to U.S. Floorplan Swing Loans since the last Settlement Date, plus the amount of the requested U.S. Floorplan Swing Loan does not exceed 10% of the U.S. Maximum Floorplan Amount, U.S. Floorplan Swing Lender shall make a U.S. Floorplan Loan (any such U.S. Floorplan Loan made by U.S. Floorplan Swing Lender pursuant to this Section 2.3(b)(ii) being referred to as a “U.S. Floorplan Swing Loan” and all such U.S. Floorplan Loans being referred to as “U.S. Floorplan Swing Loans”) available to U.S. Borrower on the Funding Date applicable thereto by transferring immediately available funds in the amount of such requested Borrowing to the Designated Account. Each U.S. Floorplan Swing Loan shall be deemed to be a U.S. Floorplan Loan hereunder and shall be subject to all the terms and conditions (including Section 3) applicable to other U.S. Floorplan Loans, except that all payments (including interest) on any U.S. Floorplan Swing Loan shall be payable to U.S. Floorplan Swing Lender solely for its own account. Subject to the provisions of Section 2.3(d)(ii), U.S. Floorplan Swing Lender shall not make and shall not be obligated to make any U.S. Floorplan Swing Loan if U.S. Floorplan Swing Lender has actual knowledge that (A) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (B) the requested Borrowing would exceed the U.S. Floorplan Availability on such Funding Date. U.S. Floorplan Swing Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making any U.S. Floorplan Swing Loan. The U.S. Floorplan Swing Loans shall be secured by Agent’s Liens, constitute U.S. Floorplan Loans and U.S. Obligations, and bear interest at the rate applicable from time to time to U.S. Floorplan Loans that are Floating U.S. SOFR Rate Loans (or, if the applicability of Section 2.12(b)(iv) has been terminated, U.S. Base Rate Loans). (iii) In the case of a request for a Australian Floorplan Loan and so long as the aggregate amount of Australian Floorplan Swing Loans made since the last Settlement Date, minus all payments or other amounts applied to Australian Floorplan Swing Loans since the last Settlement Date, plus the amount of the requested Australian Floorplan Swing Loan does not exceed AUS$5,000,000, Australian Floorplan Swing Lender shall make a Australian Floorplan Loan (any such Australian Floorplan Loan made by Australian Floorplan Swing Lender pursuant to this Section 2.3(b)(iii) being referred to as a “Australian Floorplan Swing Loan” and all such Australian Floorplan Loans being referred to as “Australian Floorplan Swing Loans”) available to Australian Borrower on the Funding Date applicable thereto by transferring immediately available funds in the amount of such requested Borrowing to the Designated Account. Each Australian Floorplan Swing Loan shall be deemed to be a Australian Floorplan Loan hereunder and shall be subject to all the terms and conditions (including Section 3) applicable to other Australian Floorplan Loans, except that all payments (including interest) on any Australian Floorplan Swing Loan shall be payable to Australian Floorplan Swing Lender solely for its own account. Subject to the provisions of Section 2.3(d)(ii), Australian Floorplan Swing Lender shall not make and shall not be obligated to make any Australian Floorplan Swing Loan if Australian Floorplan Swing Lender has actual knowledge that (A) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding

11 Date for the applicable Borrowing, or (B) the requested Borrowing would exceed the Australian Floorplan Availability on such Funding Date. Australian Floorplan Swing Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making any Australian Floorplan Swing Loan. The Australian Floorplan Swing Loans shall be secured by Agent’s and Australian Security Trustee’s Liens, constitute Australian Floorplan Loans and Australian Obligations, and bear interest at the rate applicable from time to time to Australian Floorplan Loans that are Floating Australian Bill Rate Loans (or, if the applicability of Section 2.12(b)(iv) has been terminated, Australian Base Rate Loans). (c) Making of Loans. (i) In the event that U.S. Revolver Swing Lender is not obligated to make a U.S. Revolver Swing Loan, then after receipt of a Notice of Borrowing for Revolver Loans pursuant to Section 2.3(a), Agent shall notify the applicable Lenders by telecopy, telephone, email, or other electronic form of transmission, of the requested Borrowing; such notification to be sent on the Business Day that is (A) 1 Business Day prior to the requested Funding Date with respect to U.S. Base Rate Loans and (B) 3 Business Days prior to the requested Funding Date with respect to SOFR Rate Loans, Australian Base Rate Loans and Australian Bill Rate Loans. In the event that the U.S. Floorplan Swing Lender or Australian Floorplan Swing Lender, as applicable, is not obligated to make a U.S. Floorplan Swing Loan or Australian Floorplan Swing Loan, as applicable, then after receipt of a request for a Borrowing constituting U.S. Floorplan Loans or Australian Floorplan Loans, as applicable, pursuant to Section 2.3(a), Agent shall notify the applicable Lenders by telecopy, telephone, email, or other electronic form of transmission, of the requested Borrowing; such notification to be sent on the Business Day that is (A) 1 Business Day prior to the requested Funding Date with respect to U.S. Base Rate Loans and Australian Base Rate Loans and (B) 3 Business Days prior to the requested Funding Date with respect to SOFR Rate Loans and Australian Bill Rate Loans. If Agent has notified the appliable Lenders of a requested Borrowing on the Business Day that is (A) 1 Business Day prior to the requested Funding Date with respect to U.S. Base Rate Loans or Australian Base Rate Loans or (B) 3 Business Days prior to the requested Funding Date with respect to SOFR Rate Loans or Australian Bill Rate Loans, as applicable, then each applicable Lender shall make the amount of such applicable Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent’s Account, not later than 10:00 a.m. on the Business Day that is the requested Funding Date. After Agent’s receipt of the proceeds of such Revolver Loans or Floorplan Loans, as applicable, from the Lenders, Agent shall make the proceeds thereof available to the applicable Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to the Designated Account; provided, that, subject to the provisions of Section 2.3(d)(ii), no Lender shall have an obligation to make any Revolver Loan or Floorplan Loan, if (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, (2) the requested Borrowing for Australian Revolver Loans would exceed the Australian Revolver Availability on such Funding Date, (3) the requested Borrowing for U.S. Revolver Loans would exceed the U.S. Revolver Availability on such Funding Date, (4) the requested Borrowing for Australian Floorplan Loans would exceed the Australian Floorplan Availability on such Funding Date or (5) the requested Borrowing for U.S. Floorplan Loans would exceed the U.S. Floorplan Availability on such Funding Date. (ii) Unless Agent receives notice from an applicable Lender prior to 9:30 a.m. on the Business Day that is the requested Funding Date relative to a requested Borrowing as to which Agent has notified the applicable Lenders of a requested Borrowing that such Lender will not

12 make available as and when required hereunder to Agent for the account of the applicable Borrower the amount of that Lender’s Pro Rata Share of the Borrowing, Agent may assume that each applicable Lender has made or will make such amount available to Agent in immediately available, funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If, on the requested Funding Date, any applicable Lender shall not have remitted the full amount that it is required to make available to Agent in immediately available funds and if Agent has made available to the applicable Borrower such amount on the requested Funding Date, then such applicable Lender shall make the amount of such applicable Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent’s Account, no later than 10:00 a.m. on the Business Day that is the first Business Day after the requested Funding Date (in which case, the interest accrued on such applicable Lender’s portion of such Borrowing for the Funding Date shall be for Agent’s separate account). If any Lender shall not remit the full amount that it is required to make available to Agent in immediately available funds as and when required hereby and if Agent has made available to the applicable Borrower such amount, then that Lender shall be obligated to immediately remit such amount to Agent, together with interest at the Defaulting Lender Rate for each day until the date on which such amount is so remitted. A notice submitted by Agent to any Lender with respect to amounts owing under this Section 2.3(c)(ii) shall be conclusive, absent manifest error. If the amount that a Lender is required to remit is made available to Agent, then such payment to Agent shall constitute such Lender’s Revolver Loan or Floorplan Loan, as applicable, for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify the applicable Borrower of such failure to fund and, upon demand by Agent, such Borrower shall pay such amount to Agent for Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Revolver Loans or Floorplan Loans, as applicable, composing such Borrowing. (d) Protective Advances and Optional Overadvances. (i) Any contrary provision of this Agreement or any other Loan Document notwithstanding, but subject to Section 2.3(d)(iv), at any time (A) after the occurrence and during the continuance of a Default or an Event of Default, or (B) that any of the other applicable conditions precedent set forth in Section 3 are not satisfied, Agent hereby is authorized by Australian Borrowers and the Australian Lenders, from time to time, in Agent’s sole discretion, to make Australian Revolver Loans and/or Australian Floorplan Loans to, or for the benefit of, Australian Borrowers, on behalf of the applicable Australian Lenders, that Agent, in its Permitted Discretion, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, or (2) to enhance the likelihood of repayment of the Australian Obligations (other than the Bank Product Obligations) (the Australian Revolver Loans described in this Section 2.3(d)(i) shall be referred to as “Australian Protective Revolver Advances”; the Australian Floorplan Loans described in this Section 2.3(d)(i) shall be referred to as “Australian Protective Floorplan Advances”; Australian Protective Revolver Advances and Australian Protective Floorplan Advances shall be referred to, collectively, as “Australian Protective Advances”). Notwithstanding the foregoing, (A) the aggregate amount of all Australian Protective Revolver Advances outstanding at any one time shall not exceed an amount equal to 10% of the Australian Maximum Revolver Amount, and (B) the aggregate amount of all Australian Protective Floorplan Advances outstanding at any one time shall not exceed an amount equal to 10% of the Australian Maximum Floorplan Amount. (ii) Any contrary provision of this Agreement or any other Loan Document notwithstanding, but subject to Section 2.3(d)(iv), at any time (A) after the occurrence and during the

13 continuance of a Default or an Event of Default, or (B) that any of the other applicable conditions precedent set forth in Section 3 are not satisfied, Agent hereby is authorized by U.S. Borrowers and the U.S. Lenders, from time to time, in Agent’s sole discretion, to make U.S. Revolver Loans and/or U.S. Floorplan Loans to, or for the benefit of, U.S. Borrowers, on behalf of the applicable U.S. Lenders, that Agent, in its Permitted Discretion, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, or (2) to enhance the likelihood of repayment of the U.S. Obligations (other than the Bank Product Obligations) (the U.S. Revolver Loans described in this Section 2.3(d)(ii) shall be referred to as “U.S. Protective Revolver Advances”; the U.S. Floorplan Loans described in this Section 2.3(d)(ii) shall be referred to as “U.S. Protective Floorplan Advances”; U.S. Protective Revolver Advances and U.S. Protective Floorplan Advances shall be referred to, collectively, as “U.S. Protective Advances” and together with the Australian Protective Advances, the “Protective Advances”). Notwithstanding the foregoing, (A) the aggregate amount of all U.S. Protective Revolver Advances outstanding at any one time shall not exceed an amount equal to 10% of the U.S. Maximum Revolver Amount, and (B) the aggregate amount of all U.S. Protective Floorplan Advances outstanding at any one time shall not exceed an amount equal to 10% of the U.S. Maximum Floorplan Amount. (iii) Any contrary provision of this Agreement or any other Loan Document notwithstanding, but subject to Section 2.3(d)(iv), the Australian Lenders hereby authorize (A) Agent and Agent may, but is not obligated to, knowingly and intentionally, continue to make Australian Revolver Loans to Australian Borrowers notwithstanding that an Australian Revolver Overadvance exists or would be created thereby, so long as (1) after giving effect to such Australian Revolver Loans, the outstanding Australian Revolver Usage does not exceed the Australian Revolver Borrowing Base by more than by more than 10% (unless Australian Required Lenders otherwise agree to a higher amount), and (2) after giving effect to such Australian Revolver Loans, the outstanding Australian Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Australian Maximum Revolver Amount, and (B) Agent or Australian Floorplan Swing Lender, as applicable, and either Agent or Australian Floorplan Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Australian Floorplan Loans (including Australian Floorplan Swing Loans) to Australian Borrowers notwithstanding that an Australian Floorplan Overadvance exists or would be created thereby, so long as (1) after giving effect to such Australian Floorplan Loans, the outstanding Australian Floorplan Usage does not exceed the Australian Floorplan Borrowing Base by more than by more than 10% (unless Australian Required Lenders otherwise agree to a higher amount), and (2) after giving effect to such Australian Floorplan Loans, the outstanding Australian Floorplan Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Australian Maximum Floorplan Amount. In the event Agent obtains actual knowledge that an Australian Overadvance exists, Agent shall notify the Australian Lenders as soon as practicable (and prior to making any (or any additional) intentional Australian Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value, in which case Agent may make such Australian Overadvances and provide notice as promptly as practicable thereafter), and the Australian Lenders shall, together with Agent, jointly determine arrangements to be implemented with Australian Borrowers to eliminate the Australian Overadvance; provided, that Australian Borrowers may not have outstanding Australian Revolver Overadvances or Australian Floorplan Overadvances, as applicable, for more than 30 consecutive days and at the end of such period shall immediately repay Australian Revolver Loans or Australian Floorplan Loans, respectively, in an amount sufficient to eliminate all Australian Overadvances under the applicable tranche. The foregoing provisions are meant for the benefit of the Australian Lenders and Agent and are not meant for the benefit of any Borrower, which shall continue to be bound by the provisions of

14 Section 2.4(e)(1). Each Australian Lender with an Australian Revolver Commitment shall be obligated to make Australian Revolver Loans in accordance with Section 2.3(c), or settle Australian Revolver Overadvances made by Agent as provided in Section 2.3(e) (or Section 2.3(g), as applicable) for the amount of such Australian Lender’s Pro Rata Share of any unintentional Australian Revolver Overadvances by Agent reported to such Australian Lender, any intentional Australian Revolver Overadvances made as permitted under this Section 2.3(d)(iii), and any Australian Revolver Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses. Each Australian Lender with an Australian Floorplan Commitment shall be obligated to make Australian Floorplan Loans in accordance with Section 2.3(c), or settle Australian Floorplan Overadvances made by Agent as provided in Section 2.3(e) (or Section 2.3(g), as applicable) for the amount of such Australian Lender’s Pro Rata Share of any unintentional Australian Floorplan Overadvances by Agent reported to such Australian Lender, any intentional Australian Floorplan Overadvances made as permitted under this Section 2.3(d)(iii), and any Australian Floorplan Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses. (iv) Any contrary provision of this Agreement or any other Loan Document notwithstanding, but subject to Section 2.3(d)(iv), the U.S. Lenders hereby authorize (A) Agent or U.S. Revolver Swing Lender, as applicable, and either Agent or U.S. Revolver Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make U.S. Revolver Loans (including U.S. Revolver Swing Loans) to U.S. Borrowers notwithstanding that a U.S. Revolver Overadvance exists or would be created thereby, so long as (1) after giving effect to such U.S. Revolver Loans, the outstanding U.S. Revolver Usage does not exceed the U.S. Revolver Borrowing Base by more than by more than 10% (unless U.S. Required Lenders otherwise agree to a higher amount), and (2) after giving effect to such U.S. Revolver Loans, the outstanding U.S. Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the U.S. Maximum Revolver Amount, and (B) Agent or U.S. Floorplan Swing Lender, as applicable, and either Agent or U.S. Floorplan Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make U.S. Floorplan Loans (including U.S. Floorplan Swing Loans) to U.S. Borrowers notwithstanding that a U.S. Floorplan Overadvance exists or would be created thereby, so long as (1) after giving effect to such U.S. Floorplan Loans, the outstanding U.S. Floorplan Usage does not exceed the U.S. Floorplan Borrowing Base by more than by more than 10% (unless U.S. Required Lenders otherwise agree to a higher amount), and (2) after giving effect to such U.S. Floorplan Loans, the outstanding U.S. Floorplan Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the U.S. Maximum Floorplan Amount. In the event Agent obtains actual knowledge that an U.S. Overadvance exists, Agent shall notify the U.S. Lenders as soon as practicable (and prior to making any (or any additional) intentional U.S. Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value, in which case Agent may make such U.S. Overadvances and provide notice as promptly as practicable thereafter), and the U.S. Lenders shall, together with Agent, jointly determine arrangements to be implemented with U.S. Borrowers to eliminate the U.S. Overadvance; provided, that U.S. Borrowers may not have outstanding U.S. Revolver Overadvances or U.S. Floorplan Overadvances, as applicable, for more than 30 consecutive days and at the end of such period shall immediately repay U.S. Revolver Loans or U.S. Floorplan Loans, respectively, in an amount sufficient to eliminate all U.S. Overadvances under the applicable tranche. The foregoing provisions are meant for the benefit of the U.S. Lenders and Agent and are not meant for the benefit of any Borrower, which shall continue to be bound by the provisions of Section 2.4(e)(1). Each U.S. Lender with a U.S. Revolver Commitment shall be obligated to make U.S.

15 Revolver Loans in accordance with Section 2.3(c), or settle U.S. Revolver Overadvances made by Agent as provided in Section 2.3(e) (or Section 2.3(g), as applicable) for the amount of such U.S. Lender’s Pro Rata Share of any unintentional U.S. Revolver Overadvances by Agent reported to such U.S. Lender, any intentional U.S. Revolver Overadvances made as permitted under this Section 2.3(d)(iv), and any U.S. Revolver Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses. Each U.S. Lender with a U.S. Floorplan Commitment shall be obligated to make U.S. Floorplan Loans in accordance with Section 2.3(c), or settle U.S. Floorplan Overadvances made by Agent as provided in Section 2.3(e) (or Section 2.3(g), as applicable) for the amount of such U.S. Lender’s Pro Rata Share of any unintentional U.S. Floorplan Overadvances by Agent reported to such U.S. Lender, any intentional U.S. Floorplan Overadvances made as permitted under this Section 2.3(d)(iv), and any U.S. Floorplan Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses. (v) Each Australian Protective Revolver Advance, U.S. Protective Revolver Advance, Australian Revolver Overadvance and each U.S. Revolver Overadvance (each, an “Extraordinary Revolver Advance”) shall be deemed to be an Australian Revolver Loan and U.S. Revolver Loan, as applicable, hereunder. Each Australian Protective Floorplan Advance, U.S. Floorplan Protective Advance, Australian Floorplan Overadvance and each U.S. Floorplan Overadvance (each, an “Extraordinary Floorplan Advance”; each, together with each Extraordinary Revolver Advance, an “Extraordinary Advance”) shall be deemed to be an Australian Floorplan Loan or U.S. Floorplan Loan, as applicable, hereunder. No Extraordinary Advance shall be eligible to be a SOFR Rate Loan or Australian Bill Rate Loan, as applicable. Prior to Settlement with respect to Extraordinary Advances, all payments on the Extraordinary Advances, including interest thereon, shall be payable to Agent solely for its own account. The Extraordinary Advances shall be repayable on demand, secured by Agent’s and Australian Security Trustee’s Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Loans that are Australian Base Rate Loans or U.S. Base Rate Loans, as applicable. The provisions of this Section 2.3(d) are for the exclusive benefit of Agent, each U.S. Swing Lender, and the Lenders, in each case, as applicable, and are not intended to benefit the Borrowers (or any other Loan Party) in any way. (vi) Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary: (A) no Extraordinary Revolver Advance may be made by Agent if such Extraordinary Revolver Advance would cause the aggregate principal amount of Extraordinary Revolver Advances outstanding to exceed an amount equal to 10% of the sum of the Australian Maximum Revolver Amount and U.S. Maximum Revolver Amount; (B) no Extraordinary Floorplan Advance may be made by Agent if such Extraordinary Floorplan Advance would cause the aggregate principal amount of Extraordinary Floorplan Advances outstanding to exceed an amount equal to 10% of the sum of the Australian Maximum Floorplan Amount and U.S. Maximum Floorplan Amount; (C) to the extent that the making of any Australian Protective Revolver Advance causes the aggregate Australian Revolver Usage to exceed the Australian Maximum Revolver Amount, such portion of such Australian Protective Revolver Advance (unless Australian Required Lenders agree to a higher amount) shall be for Agent’s sole and separate account and not for the account of any Australian Lender and shall be entitled to priority in repayment in accordance with Section 2.4(b); (D) to the extent that the making of any U.S. Protective Revolver Advance causes the aggregate U.S. Revolver Usage to exceed the U.S. Maximum Revolver Amount, such portion of such U.S. Protective Revolver Advance (unless U.S. Required Lenders agree to a higher amount) shall be for Agent’s sole and separate account and not for the account of any U.S. Lender and shall be entitled to priority in repayment in accordance with Section 2.4(b); (E) to the extent that the making of any Australian Floorplan Protective Advance causes the aggregate Australian Floorplan Usage to exceed the Australian Maximum Floorplan

16 Amount, such portion of such Australian Floorplan Protective Advance (unless Australian Required Lenders agree to a higher amount) shall be for Agent’s sole and separate account and not for the account of any Australian Lender and shall be entitled to priority in repayment in accordance with Section 2.4(b) and (F) to the extent that the making of any U.S. Floorplan Protective Advance causes the aggregate U.S. Floorplan Usage to exceed the U.S. Maximum Floorplan Amount, such portion of such U.S. Floorplan Protective Advance (unless U.S. Required Lenders agree to a higher amount) shall be for Agent’s sole and separate account and not for the account of any U.S. Lender and shall be entitled to priority in repayment in accordance with Section 2.4(b). (e) Settlement. It is agreed that each Lender’s funded portion of (1) the Australian Revolver Loans are intended by the Australian Lenders to equal, at all times, such Australian Lender’s Australian Pro Rata Share of the outstanding Australian Revolver Loans, (2) Australian Floorplan Loans are intended by the Australian Lenders to equal, at all times, such Australian Lender’s Australian Pro Rata Share of the outstanding Australian Floorplan Loans, (3) the U.S. Revolver Loans are intended by the U.S. Lenders to equal, at all times, such U.S. Lender’s U.S. Pro Rata Share of the outstanding U.S. Revolver Loans and (4) U.S. Floorplan Loans are intended by the U.S. Lenders to equal, at all times, such U.S. Lender’s U.S. Pro Rata Share of the outstanding U.S. Floorplan Loans. Such agreement notwithstanding, Agent, U.S. Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of any Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among the applicable Lenders as to the applicable Loans (including the U.S. Swing Loans and the Extraordinary Advances) shall take place on a periodic basis in accordance with the following provisions: (i) shall request settlement (“Settlement”) with the applicable Lenders on a weekly basis, or on a more frequent basis if so determined by Agent in its sole discretion (1) on behalf of U.S. Revolver Swing Lender, with respect to the outstanding U.S. Revolver Swing Loans, (2) on behalf of Australian Floorplan Swing Lender, with respect to the outstanding Australian Floorplan Swing Loans; provided, that solely with respect to this clause (i)(2), Settlement shall be requested on such basis as deemed necessary by Agent in its sole discretion, (3) on behalf of U.S. Floorplan Swing Lender, with respect to the outstanding U.S. Floorplan Swing Loans, (4) for itself, with respect to the outstanding Extraordinary Advances, and (5) with respect to U.S. Borrowers’ or its Subsidiaries’ payments or other amounts received, as to each by notifying the applicable Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. on the Business Day immediately prior to the date of such requested Settlement with respect to U.S. Revolver Swing Loans, U.S. Floorplan Swing Loans and Extraordinary Advances with respect to U.S. Borrowers and no later than 2:00 p.m. on the day which is three (3) Business Days immediately prior to the date of such requested Settlement with respect to Australian Floorplan Swing Loans and Extraordinary Advances with respect to Australian Borrowers (the date of such requested Settlement being the “Settlement Date”). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Loans (including Swing Loans and Extraordinary Advances) for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(g)): (s) if the amount of the Australian Revolver Loans (including Extraordinary Revolver Advances) made by an Australian Lender that is not a Defaulting Lender exceeds such Australian Lender’s Australian Pro Rata Share of the Australian Revolver Loans (including Extraordinary Revolver Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Australian Pro Rata Share of the Australian Revolver Loans (including Extraordinary Revolver Advances), (t) if the amount of the U.S. Revolver Loans (including U.S.

17 Revolver Swing Loans and Extraordinary Revolver Advances) made by an U.S. Lender that is not a Defaulting Lender exceeds such U.S. Lender’s U.S. Pro Rata Share of the U.S. Revolver Loans (including U.S. Revolver Swing Loans and Extraordinary Revolver Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its U.S. Pro Rata Share of the U.S. Revolver Loans (including U.S. Revolver Swing Loans and Extraordinary Revolver Advances), (u) if the amount of the Australian Revolver Loans (including Extraordinary Revolver Advances) made by an Australian Lender is less than such Australian Lender’s Australian Pro Rata Share of the Australian Revolver Loans (including Extraordinary Revolver Advances) as of a Settlement Date, such Australian Lender shall no later than 12:00 p.m. on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such Australian Lender shall, upon transfer of such amount, have as of the Settlement Date, its Australian Pro Rata Share of the Australian Revolver Loans (including Extraordinary Revolver Advances), (v) if the amount of the U.S. Revolver Loans (including (x) if the amount of the U.S. Revolver Loans (including U.S. Revolver Swing Loans and Extraordinary Revolver Advances) made by an U.S. Lender is less than such U.S. Lender’s U.S. Pro Rata Share of the U.S. Revolver Loans (including U.S. Revolver Swing Loans, and Extraordinary Revolver Advances) as of a Settlement Date, such U.S. Lender shall no later than 12:00 p.m. on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such U.S. Lender shall, upon transfer of such amount, have as of the Settlement Date, its U.S. Pro Rata Share of the U.S. Revolver Loans (including U.S. Revolver Swing Loans and Extraordinary Revolver Advances), U.S. Revolver Swing Loans and Extraordinary Revolver Advances) made by an (x) if the amount of the U.S. Revolver Loans (including U.S. Revolver Swing Loans and Extraordinary Revolver Advances) made by an U.S. Lender is less than such U.S. Lender’s U.S. Pro Rata Share of the U.S. Revolver Loans (including U.S. Revolver Swing Loans, and Extraordinary Revolver Advances) as of a Settlement Date, such U.S. Lender shall no later than 12:00 p.m. on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such U.S. Lender shall, upon transfer of such amount, have as of the Settlement Date, its U.S. Pro Rata Share of the U.S. Revolver Loans (including U.S. Revolver Swing Loans and Extraordinary Revolver Advances), Lender is less than such U.S. Lender’s U.S. Pro Rata Share of the U.S. Revolver Loans (including U.S. Revolver Swing Loans, and Extraordinary Revolver Advances) as of a Settlement Date, such U.S. Lender shall no later than 12:00 p.m. on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such U.S. Lender shall, upon transfer of such amount, have as of the Settlement Date, its U.S. Pro Rata Share of the U.S. Revolver Loans (including U.S. Revolver Swing Loans and Extraordinary Revolver Advances), (w) if the amount of the Australian Floorplan Loans (including Australian Floorplan Swing Loans and Extraordinary Floorplan Advances) made by an Australian Lender that is not a Defaulting Lender exceeds such Australian Lender’s Australian Pro Rata Share of the Australian Floorplan Loans (including Australian Floorplan Swing Loans and Extraordinary Floorplan Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Australian Lender (as such Australian Lender may designate), an amount such that each such Australian Lender shall, upon receipt of such amount, have as of the Settlement Date, its Australian Pro Rata Share of the Australian Floorplan Loans (including Australian Floorplan Swing Loans and Extraordinary Floorplan Advances), (x) if the amount of the U.S. Floorplan Loans (including U.S. Floorplan Swing Loans and Extraordinary Floorplan Advances) made by an U.S. Lender that is not a Defaulting Lender exceeds such U.S. Lender’s U.S. Pro Rata Share of the U.S. Floorplan Loans (including U.S. Floorplan Swing Loans and Extraordinary Floorplan Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. on the Settlement Date, transfer in immediately available funds to a Deposit Account of such U.S.

18 Lender (as such U.S. Lender may designate), an amount such that each such U.S. Lender shall, upon receipt of such amount, have as of the Settlement Date, its U.S. Pro Rata Share of the U.S. Floorplan Loans (including U.S. Floorplan Swing Loans and Extraordinary Floorplan Advances), (y) if the amount of the Australian Floorplan Loans (including Australian Floorplan Swing Loans and Extraordinary Floorplan Advances) made by an Australian Lender is less than such Australian Lender’s Pro Rata Share of the Australian Floorplan Loans (including Australian Floorplan Swing Loans and Extraordinary Floorplan Advances) as of a Settlement Date, such Australian Lender shall no later than 12:00 p.m. on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such Australian Lender shall, upon transfer of such amount, have as of the Settlement Date, its Australian Pro Rata Share of the Australian Floorplan Loans (including Australian Floorplan Swing Loans and Extraordinary Floorplan Advances), and (z) if the amount of the U.S. Floorplan Loans (including U.S. Floorplan Swing Loans and Extraordinary Floorplan Advances) made by an U.S. Lender is less than such U.S. Lender’s Pro Rata Share of the U.S. Floorplan Loans (including U.S. Floorplan Swing Loans, and Extraordinary Floorplan Advances) as of a Settlement Date, such U.S. Lender shall no later than 12:00 p.m. on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such U.S. Lender shall, upon transfer of such amount, have as of the Settlement Date, its U.S. Pro Rata Share of the U.S. Floorplan Loans (including U.S. Floorplan Swing Loans and Extraordinary Floorplan Advances). Such amounts made available to Agent under clauses (u), (v), (y) and (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loans or Extraordinary Advances. If any such amount is not made available to Agent by any applicable Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate. (ii) In determining whether a Lender’s balance of the Revolver Loans (including U.S. Revolver Swing Loans and Extraordinary Revolver Advances) or the Floorplan Loans (including U.S. Floorplan Swing Loans and Extraordinary Floorplan Advances) is less than, equal to, or greater than such Lender’s Pro Rata Share of the Revolver Loans or Floorplan Loans, as applicable, as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral. (iii) Between Settlement Dates, Agent, to the extent Extraordinary Advances for the account of Agent, or Swing Loans for the account of a U.S. Swing Lender, are outstanding, may pay over to Agent or a U.S. Swing Lender, as applicable, any payments or other amounts received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the applicable Revolver Loans or the applicable Floorplan Loans, as applicable, for application to the applicable Extraordinary Advances or Swing Loans. Between Settlement Dates, Agent, to the extent no Extraordinary Advances or Swing Loans are outstanding, may pay over to a U.S. Swing Lender any payments or other amounts received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the applicable Revolver Loans or the applicable Floorplan Loans, as applicable, for application to U.S. Revolver Swing Lender’s U.S. Pro Rata Share of the U.S. Revolver Loans, Australian Floorplan Swing Lender’s Australian Pro Rata Share of the Australian Floorplan Loans or U.S. Floorplan Swing Lender’s U.S. Pro Rata Share of the U.S. Floorplan Loans , as applicable. If, as of any Settlement Date, payments or other amounts of U.S. Borrowers or its Subsidiaries received since the then immediately preceding Settlement Date have been applied (A) to U.S. Revolver Swing Lender’s U.S. Pro Rata Share of the U.S. Revolver Loans other

19 than to U.S. Revolver Swing Loans, as provided for in the previous sentence, U.S. Revolver Swing Lender shall pay to Agent for the accounts of the U.S. Lenders, and Agent shall pay to the U.S. Lenders (other than a Defaulting Lender if Agent has implemented the provisions of Section 2.3(g)), to be applied to the outstanding U.S. Revolver Loans of such U.S. Lenders, an amount such that each such U.S. Lender shall, upon receipt of such amount, have, as of such Settlement Date, its U.S. Pro Rata Share of the U.S. Revolver Loans, (B) to Australian Floorplan Swing Lender’s Australian Pro Rata Share of the Australian Floorplan Loans other than to Australian Floorplan Swing Loans, as provided for in the previous sentence, Australian Floorplan Swing Lender shall pay to Agent for the accounts of the Australian Lenders, and Agent shall pay to the Australian Lenders (other than a Defaulting Lender if Agent has implemented the provisions of Section 2.3(g)), to be applied to the outstanding Australian Floorplan Loans of such Australian Lenders, an amount such that each such Australian Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Australian Pro Rata Share of the Australian Floorplan Loans (C) to U.S. Floorplan Swing Lender’s U.S. Pro Rata Share of the U.S. Floorplan Loans other than to U.S. Floorplan Swing Loans, as provided for in the previous sentence, U.S. Floorplan Swing Lender shall pay to Agent for the accounts of the U.S. Lenders, and Agent shall pay to the U.S. Lenders (other than a Defaulting Lender if Agent has implemented the provisions of Section 2.3(g)), to be applied to the outstanding U.S. Floorplan Loans of such U.S. Lenders, an amount such that each such U.S. Lender shall, upon receipt of such amount, have, as of such Settlement Date, its U.S. Pro Rata Share of the U.S. Floorplan Loans. During the period between Settlement Dates, U.S. Revolver Swing Lender with respect to U.S. Revolver Swing Loans, U.S. Floorplan Swing Lender with respect to U.S. Floorplan Swing Loans, Agent with respect to Extraordinary Advances, and each Lender with respect to the Revolver Loans and Floorplan Loans other than Swing Loans and Extraordinary Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by a U.S. Swing Lender, Agent, or the Lenders, as applicable. (iv) Anything in this Section 2.3(e) to the contrary notwithstanding, in the event that a Lender is a Defaulting Lender, Agent shall be entitled to refrain from remitting settlement amounts to the Defaulting Lender and, instead, shall be entitled to elect to implement the provisions set forth in Section 2.3(g). (f) Notation. Agent, as a non-fiduciary agent for Borrowers, shall maintain a register showing the principal amount of the Revolver Loans and the Floorplan Loans owing to each Lender, including the U.S. Revolver Swing Loans owing to U.S. Revolver Swing Lender, the U.S. Floorplan Swing Loans owing to U.S. Floorplan Swing Lender and Extraordinary Advances owing to Agent, and the interests therein of each Lender, from time to time and such register shall, absent manifest error, conclusively be presumed to be correct and accurate. (g) Defaulting Lenders. (i) Notwithstanding the provisions of Section 2.4(b)(ii), Agent shall not be obligated to transfer to a Defaulting Lender any payments made by a Borrower to Agent for the Defaulting Lender’s benefit or any proceeds of Collateral that would otherwise be remitted hereunder to the Defaulting Lender, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments (A) first, to Agent, to the extent of any Extraordinary Advances that were made by Agent and that were required to be, but were not, paid by the Defaulting Lender, (B) second, ratably, to U.S. Revolver Swing Lender to the extent of any U.S. Revolver Swing Loans that were made by U.S. Revolver Swing Lender and to U.S. Floorplan Swing Lender to the extent of any U.S. Floorplan Swing Loans that were made by U.S. Floorplan Swing Lender and, in each case, that were

20 required to be, but were not, paid by the Defaulting Lender, (C) third, to Issuing Bank, to the extent of the portion of a Letter of Credit Disbursement that was required to be, but was not, paid by the Defaulting Lender, (D) fourth, to each Non-Defaulting Lender ratably in accordance with their Commitments (but in each case, only to the extent that such Defaulting Lender’s portion of a Revolver Loan or Floorplan Loan (or other funding obligation) was funded by such other Non-Defaulting Lender), (E) fifth, in Agent’s sole discretion, to a suspense account maintained by Agent, the proceeds of which shall be retained by Agent and may be made available to be re-advanced to or for the benefit of Borrowers (upon the request of Borrowers and subject to the conditions set forth in Section 3.2) as if such Defaulting Lender had made its portion of Revolver Loans or Floorplan Loans (or other funding obligations) hereunder, and (F) sixth, from and after the date on which all other Obligations have been paid in full, to such Defaulting Lender in accordance with tier (L) of Section 2.4(b)(iii) and Section 2.4(b)(iv). Subject to the foregoing, Agent may hold and, in its discretion, re-lend to Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents (including the calculation of Pro Rata Share in connection therewith) and for the purpose of calculating the fee payable under Section 2.10(b), such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero; provided, that the foregoing shall not apply to any of the matters governed by Section 14.1(a)(i) through (iii). The provisions of this Section 2.3(g) shall remain effective with respect to such Defaulting Lender until the earlier of (y) the date on which all of the Non-Defaulting Lenders, Agent, Issuing Bank, and Borrowers shall have waived, in writing, the application of this Section 2.3(g) to such Defaulting Lender, or (z) the date on which such Defaulting Lender makes payment of all amounts that it was obligated to fund hereunder, pays to Agent all amounts owing by Defaulting Lender in respect of the amounts that it was obligated to fund hereunder, and, if requested by Agent, provides adequate assurance of its ability to perform its future obligations hereunder (on which earlier date, so long as no Event of Default has occurred and is continuing, any remaining cash collateral held by Agent pursuant to Section 2.3(g)(ii) shall be released to Borrowers). The operation of this Section 2.3(g) shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrowers of their duties and obligations hereunder to Agent, Issuing Bank, or to the Lenders other than such Defaulting Lender. Any failure by a Defaulting Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrowers, at their option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be reasonably acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being paid its share of the outstanding Obligations (other than Bank Product Obligations, but including (1) all interest, fees, and other amounts that may be due and payable in respect thereof, and (2) an assumption of its Pro Rata Share of its participation in the Letters of Credit); provided, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups’ or Borrowers’ rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund. In the event of a direct conflict between the priority provisions of this Section 2.3(g) and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.3(g) shall control and govern.

21 (ii) If any U.S. Swing Loan or Letter of Credit is outstanding at the time that a Lender becomes a Defaulting Lender then: (A) such Defaulting Lender’s Swing Loan Exposure and Letter of Credit Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares but only to the extent (x) the sum of all Non-Defaulting Lenders’ Revolver Loan Exposures plus such Defaulting Lender’s Revolver Swing Loan Exposure does not exceed the total of all Non-Defaulting Lenders’ Revolver Commitments, (y) the sum of all Non-Defaulting Lenders’ Floorplan Loan Exposure plus such Defaulting Lender’s Floorplan Swing Loan Exposure and Letter of Credit Exposure does not exceed the total of all Non-Defaulting Lenders’ Floorplan Commitments and (z) the conditions set forth in Section 3.2 are satisfied at such time; (B) if the reallocation described in clause (A) above cannot, or can only partially, be effected, Borrowers shall within one Business Day following notice by the Agent (x) first, prepay such Defaulting Lender’s Swing Loan Exposure (after giving effect to any partial reallocation pursuant to clause (A) above) and (y) second, cash collateralize such Defaulting Lender’s Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to clause (A) above), pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Agent, for so long as such Letter of Credit Exposure is outstanding; provided, that no Borrower shall be obligated to cash collateralize any Defaulting Lender’s Letter of Credit Exposure if such Defaulting Lender is also the Issuing Bank; (C) if a Borrower cash collateralizes any portion of such Defaulting Lender’s Letter of Credit Exposure pursuant to this Section 2.3(g)(ii), Borrowers shall not be required to pay any Letter of Credit Fees to Agent for the account of such Defaulting Lender pursuant to Section 2.6(b) with respect to such cash collateralized portion of such Defaulting Lender’s Letter of Credit Exposure during the period such Letter of Credit Exposure is cash collateralized; (D) to the extent the Letter of Credit Exposure of the Non- Defaulting Lenders is reallocated pursuant to this Section 2.3(g)(ii), then the Letter of Credit Fees payable to the Non-Defaulting Lenders pursuant to Section 2.6(b) shall be adjusted in accordance with such Non-Defaulting Lenders’ Letter of Credit Exposure; (E) to the extent any Defaulting Lender’s Letter of Credit Exposure is neither cash collateralized nor reallocated pursuant to this Section 2.3(g)(ii), then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all Letter of Credit Fees that would have otherwise been payable to such Defaulting Lender under Section 2.6(b) with respect to such portion of such Letter of Credit Exposure shall instead be payable to the Issuing Bank until such portion of such Defaulting Lender’s Letter of Credit Exposure is cash collateralized or reallocated; (F) so long as any Lender is a Defaulting Lender, the U.S. Revolver Swing Lender shall not be required to make any U.S. Revolver Swing Loan, the U.S. Floorplan Swing Lender shall not be required to make any U.S. Floorplan Swing Loan and the Issuing Bank shall not be required to issue, amend, or increase any Letter of Credit, in each case, to the extent (x) the Defaulting Lender’s Pro Rata Share of such Swing Loans or Letter of Credit cannot be reallocated pursuant to this Section 2.3(g)(ii) or (y) the applicable U.S. Swing Lender or Issuing Bank, as applicable, has not otherwise entered into arrangements reasonably satisfactory to such U.S. Swing Lender or Issuing Bank, as applicable, and Borrowers to eliminate such U.S. Swing Lender’s or Issuing

22 Bank’s risk with respect to the Defaulting Lender’s participation in the applicable Swing Loans or Letters of Credit; and (G) Agent may release any cash collateral provided by a Borrower pursuant to this Section 2.3(g)(ii) to the Issuing Bank and the Issuing Bank may apply any such cash collateral to the payment of such Defaulting Lender’s Pro Rata Share of any Letter of Credit Disbursement that is not reimbursed by Borrowers pursuant to Section 2.11(d). (h) Independent Obligations. All Loans (other than Swing Loans and Extraordinary Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Loan (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder. (i) Borrower Agent. Each Borrower hereby designates Borrower Agent as its representative and agent for all purposes under the Loan Documents, including requests for and receipt of Revolver Loans, Floorplan Loans and Letters of Credit, designation of interest rates, delivery or receipt of Communications, delivery of Borrower Materials, payment of Obligations, requests for waivers, amendments or other accommodations, actions under the Loan Documents (including in respect of compliance with covenants), and all other dealings with Agent, Issuing Bank or any Lender. Borrower Agent hereby accepts such appointment. Agent and Lenders shall be entitled to rely upon any Communication (including any Notice of Borrowing) delivered by or to Borrower Agent on behalf of any Borrower. Each of Agent, Issuing Bank and Lenders shall have the right, in its discretion, to deal exclusively with Borrower Agent for all purposes under the Loan Documents. Each Borrower agrees that any Communication, delivery, action, omission or undertaking by Borrower Agent shall be binding upon and enforceable against such Borrower. 2.4 Payments; Reductions of Commitments; Prepayments. (a) Payments by Borrowers. (i) Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent’s Account for the account of the Lender Group and shall be made in immediately available funds, no later than 1:30 p.m. on the date specified herein. Any payment received by Agent later than 1:30 p.m. shall be deemed to have been received (unless Agent, in its sole discretion, elects to credit it on the date received) on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day. (ii) Unless the Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Agent for the account of the Lenders or any Issuing Bank hereunder that the Borrowers will not make such payment, the Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as the case may be, the amount due. With Respect to any payment that the Agent makes for the account of the Lenders or any Issuing Bank hereunder as to which the Agent determines (which determination shall be conclusive absent manifest

23 error) that any of the following applies (such payment referred to as the “Rescindable Amount”) : (1) the Borrowers have not in fact made such payment; (2) the Agent has made a payment in excess of the amount so paid by the Borrowers (whether or not then owed); or (3) the Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the applicable Issuing Bank, as the case may be, severally agrees to repay to the Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such Issuing Bank, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation. A notice of the Agent to any Lender or any Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error. (b) Apportionment and Application. (i) So long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all principal and interest payments received by Agent shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and all payments of fees and expenses received by Agent (other than fees or expenses that are for Agent’s separate account or for the separate account of Issuing Bank) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or other Obligation to which a particular fee or expense relates. (ii) Subject to Section 2.4(b)(vi) and Section 2.4(e), all payments to be made hereunder by Borrowers shall be remitted to Agent and all such payments, and all proceeds of Collateral received by Agent, shall be applied, so long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, to reduce the balance of the Revolver Loans and Floorplan Loans outstanding and, thereafter, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law. (iii) At any time that an Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of U.S. Collateral received by Agent shall be applied as follows: (A) first, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent under the Loan Documents, in each case, with respect to U.S. Obligations, until paid in full, (B) second, to pay any fees or premiums then due to Agent under the Loan Documents with respect to the U.S. Obligations until paid in full, (C) third, ratably, to pay interest due in respect of all U.S. Protective Floorplan Advances and U.S. Protective Revolver Advances until paid in full, (D) fourth, ratably, to pay the principal of all of U.S. Protective Floorplan Advances and U.S. Protective Revolver Advances until paid in full,

24 (E) fifth, ratably, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the U.S. Lenders under the Loan Documents, until paid in full, (F) sixth, ratably, to pay any fees or premiums then due to any of the U.S. Lenders under the Loan Documents until paid in full, (G) seventh, ratably, to pay interest accrued in respect of U.S. Floorplan Swing Loans and U.S. Revolver Swing Loans until paid in full, (H) eighth, ratably, to pay the principal of all U.S. Floorplan Swing Loans and U.S. Revolver Swing Loans until paid in full, (I) ninth, ratably, to pay interest accrued in respect of the U.S. Loans (other than Protective Advances) until paid in full, (J) tenth, ratably i. to pay the principal of all U.S. Revolver Loans and all U.S. Floorplan Loans until paid in full, ii. to Agent, to be held by Agent, for the benefit of Issuing Bank (and for the ratable benefit of each of the Lenders that have an obligation to pay to Agent, for the account of Issuing Bank, a share of each Letter of Credit Disbursement), as cash collateral in an amount up to 105% of the U.S. Letter of Credit Usage (to the extent permitted by applicable law, such cash collateral shall be applied to the reimbursement of any Letter of Credit Disbursement as and when such disbursement occurs and, if a Letter of Credit expires undrawn, the cash collateral held by Agent in respect of such Letter of Credit shall, to the extent permitted by applicable law, be reapplied pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof), iii. up to the amount (after taking into account any amounts previously paid pursuant to this clause (iii) during the continuation of the applicable Application Event) of the most recently established Bank Product Reserve to (y) the Bank Product Providers based upon amounts then certified by the applicable Bank Product Provider to Agent (in form and substance satisfactory to Agent) to be due and payable to such Bank Product Providers on account of Bank Product Obligations which constitute U.S. Obligations, and (z) with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Bank Product Provider and applied by such Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to Bank Product Obligations which constitute U.S. Obligations owed to the applicable Bank Product Provider as and when such amounts first become due and payable and, if and at such time as all such Bank Product Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Bank Product Obligations shall be reapplied pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof, (K) eleventh, ratably, to pay any other U.S. Obligations (including those under the Guaranty and Security Agreement) other than Obligations owed to Defaulting Lenders,

25 (L) twelfth, ratably, to pay any U.S. Obligations (including those under the Guaranty and Security Agreement) owed to Defaulting Lenders, and (M) thirteenth, to U.S. Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law. (iv) At any time that an Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of Australian Collateral received by Agent shall be applied as follows: (A) first, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent under the Loan Documents, in each case, with respect to Australian Obligations, until paid in full, (B) second, to pay any fees or premiums then due to Agent under the Loan Documents with respect to the Australian Obligations until paid in full, (C) third, ratably, to pay interest due in respect of all Australian Protective Floorplan Advances and Australian Protective Revolver Advances until paid in full, (D) fourth, ratably, to pay the principal of all of Australian Protective Floorplan Advances and Australian Protective Revolver Advances until paid in full, (E) fifth, ratably, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the Australian Lenders under the Loan Documents, until paid in full, (F) sixth, ratably, to pay any fees or premiums then due to any of the Australian Lenders under the Loan Documents until paid in full, (G) seventh, ratably, to pay interest accrued in respect of the Australian Revolver Loans and Australian Floorplan Loans (other than Protective Advances) until paid in full, (H) eighth, ratably i. to pay the principal of all Australian Revolver Loans and all Australian Floorplan Loans until paid in full, ii. to Agent, to be held by Agent, for the benefit of Issuing Bank (and for the ratable benefit of each of the Lenders that have an obligation to pay to Agent, for the account of Issuing Bank, a share of each Letter of Credit Disbursement), as cash collateral in an amount up to 105% of the Australian Letter of Credit Usage (to the extent permitted by applicable law, such cash collateral shall be applied to the reimbursement of any Letter of Credit Disbursement as and when such disbursement occurs and, if a Letter of Credit expires undrawn, the cash collateral held by Agent in respect of such Letter of Credit shall, to the extent permitted by applicable law, be reapplied pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof), iii. up to the amount (after taking into account any amounts previously paid pursuant to this clause iii. during the continuation of the applicable Application Event)

26 of the most recently established Bank Product Reserve to (y) the Bank Product Providers based upon amounts then certified by the applicable Bank Product Provider to Agent (in form and substance satisfactory to Agent) to be due and payable to such Bank Product Providers on account of Bank Product Obligations which constitute Australian Obligations, and (z) with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Bank Product Provider and applied by such Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to Bank Product Obligations which constitute Australian Obligations owed to the applicable Bank Product Provider as and when such amounts first become due and payable and, if and at such time as all such Bank Product Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Bank Product Obligations shall be reapplied pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof, (I) ninth, ratably, to pay any other Australian Obligations (including those under the Guaranty and Security Agreement) other than Obligations owed to Defaulting Lenders, (J) tenth, ratably, to pay any Australian Obligations (including those under the Guaranty and Security Agreement) owed to Defaulting Lenders, and (K) eleventh, to Australian Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law. (v) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(e). (vi) In each instance, so long as no Application Event has occurred and is continuing, Section 2.4(b)(ii) shall not apply to any payment made by Borrowers to Agent and specified by Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document. (vii) For purposes of Section 2.4(b)(iii) and Section 2.4(b)(iv), “paid in full” of a type of Obligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligation, including interest accrued after the commencement of any Insolvency Proceeding, default interest, interest on interest, and expense reimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding. (viii) In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, if the conflict relates to the provisions of Section 2.3(g) and this Section 2.4, then the provisions of Section 2.3(g) shall control and govern, and if otherwise, then the terms and provisions of this Section 2.4 shall control and govern.

27 (c) Reduction of Commitments. (i) U.S. Revolver Commitments. The U.S. Revolver Commitments shall terminate on the Maturity Date. The U.S. Borrowers may reduce the U.S. Revolver Commitments, without premium or penalty, to an amount (which may be zero) not less than the sum of (A) the U.S. Revolver Usage as of such date, plus (B) the principal amount of all U.S. Revolver Loans not yet made as to which a request has been given by U.S. Borrowers under Section 2.3(a). Each such reduction shall be in an amount which is not less than $10,000,000 (unless the U.S. Revolver Commitments are being reduced to zero and the amount of the U.S. Revolver Commitments in effect immediately prior to such reduction are less than $10,000,000), shall be made by providing not less than 10 Business Days prior written notice to Agent, and shall be irrevocable. Once reduced, the U.S. Revolver Commitments may not be increased. Each reduction of the U.S. Revolver Commitments shall reduce the U.S. Revolver Commitment of each U.S. Lender proportionately in accordance with its ratable share thereof. (ii) Australian Revolver Commitments. The Australian Revolver Commitments shall terminate on the Maturity Date. The Australian Borrowers may reduce the Australian Revolver Commitments, without premium or penalty, to an amount (which may be zero) not less than the sum of (A) the Australian Revolver Usage as of such date, plus (B) the principal amount of all Australian Revolver Loans not yet made as to which a request has been given by Australian Borrowers under Section 2.3(a). Each such reduction shall be in an amount which is not less than $5,000,000 (unless the Australian Revolver Commitments are being reduced to zero and the amount of the Australian Revolver Commitments in effect immediately prior to such reduction are less than $5,000,000), shall be made by providing not less than 10 Business Days prior written notice to Agent, and shall be irrevocable. Once reduced, the Australian Revolver Commitments may not be increased. Each reduction of the Australian Revolver Commitments shall reduce the Australian Revolver Commitment of each Australian Lender proportionately in accordance with its ratable share thereof. (iii) U.S. Floorplan Commitments. The U.S. Floorplan Commitments shall terminate on the Maturity Date. The U.S. Borrowers may reduce the U.S. Floorplan Commitments, without premium or penalty, to an amount (which may be zero) not less than the sum of (A) the U.S. Floorplan Usage as of such date, plus (B) the principal amount of all U.S. Floorplan Loans not yet made as to which a request has been given by U.S. Borrowers under Section 2.3(a), plus (C) the amount of all Letters of Credit not yet issued as to which a request has been given by U.S. Borrowers pursuant to Section 2.11(a). Each such reduction shall be in an amount which is not less than $10,000,000 (unless the U.S. Floorplan Commitments are being reduced to zero and the amount of the U.S. Floorplan Commitments in effect immediately prior to such reduction are less than $10,000,000), shall be made by providing not less than 10 Business Days prior written notice to Agent, and shall be irrevocable. Once reduced, the U.S. Floorplan Commitments may not be increased. Each reduction of the U.S. Floorplan Commitments shall reduce the U.S. Floorplan Commitment of each U.S. Lender proportionately in accordance with its ratable share thereof. (iv) Australian Floorplan Commitments. The Australian Floorplan Commitments shall terminate on the Maturity Date. Australian Borrowers may reduce the Australian Floorplan Commitments, without premium or penalty, to an amount (which may be zero) not less than the sum of (A) the Australian Floorplan Usage as of such date, plus (B) the principal amount of all Australian Floorplan Loans not yet made as to which a request has been given by Australian Borrowers under Section 2.3(a), plus (C) the amount of all Letters of Credit not yet issued as to which a request

28 has been given by Australian Borrowers pursuant to Section 2.11(a). Each such reduction shall be in an amount which is not less than $5,000,000 (unless the Australian Floorplan Commitments are being reduced to zero and the amount of the Australian Floorplan Commitments in effect immediately prior to such reduction are less than $5,000,000), shall be made by providing not less than 10 Business Days prior written notice to Agent, and shall be irrevocable. Once reduced, the Australian Floorplan Commitments may not be increased. Each reduction of the Australian Floorplan Commitments shall reduce the Australian Floorplan Commitment of each Australian Lender proportionately in accordance with its ratable share thereof. (d) Optional Prepayments. (i) Revolver Loans. Borrowers may prepay the principal of any Revolver Loan at any time in whole or in part, without premium or penalty. (ii) Floorplan Loans. Borrowers may prepay the principal of any Floorplan Loan at any time in whole or in part, without premium or penalty. (e) Mandatory Prepayments. (i) Borrowing Base. (A) If, at any time, (A) the U.S. Revolver Usage on such date exceeds (B) the U.S. Revolver Borrowing Base reflected in the U.S. Revolver Borrowing Base Certificate most recently delivered by U.S. Borrowers to Agent, then U.S. Borrowers shall immediately prepay the U.S. Obligations in accordance with Section 2.4(f) in an aggregate amount equal to the amount of such excess. If, at any time, (A) the U.S. Floorplan Usage on such date exceeds (B) the U.S. Floorplan Borrowing Base reflected in the U.S. Floorplan Borrowing Base Certificate most recently delivered by U.S. Borrowers to Agent, then U.S. Borrowers shall immediately prepay the U.S. Obligations in accordance with Section 2.4(f) in an aggregate amount equal to the amount of such excess. (B) (A) If, at any time, (A) the Australian Revolver Usage on such date exceeds (B) the Australian Revolver Borrowing Base reflected in the Australian Revolver Borrowing Base Certificate most recently delivered by Australian Borrowers to Agent, then Australian Borrowers shall immediately prepay the Australian Obligations in accordance with Section 2.4(f) in an aggregate amount equal to the amount of such excess. If, at any time, (A) the Australian Floorplan Usage on such date exceeds (B) the Australian Floorplan Borrowing Base reflected in the Australian Floorplan Borrowing Base Certificate most recently delivered by Australian Borrowers to Agent, then Australian Borrowers shall immediately prepay the Australian Obligations in accordance with Section 2.4(f) in an aggregate amount equal to the amount of such excess. (C) If, at any time, (A) the Global Usage on such date exceeds (B) the Global Borrowing Base reflected in the Borrowing Base Certificates most recently delivered by Borrowers to Agent, then Borrowers shall immediately prepay the Obligations in accordance with Section 2.4(f) in an aggregate amount equal to the amount of such excess. (ii) Dispositions. Subject to the terms of the Intercreditor Agreements, within 2 Business Days of the date of receipt by Borrowers or any of their Subsidiaries that is a Loan Party of the Net Cash Proceeds of any voluntary or involuntary sale or disposition by Borrowers or

29 any of their Subsidiaries that is a Loan Party of assets (including insurance proceeds and proceeds from casualty losses or condemnations, but excluding (i) proceeds from sales or dispositions which qualify as Permitted Dispositions under clauses (a), (b), (c), (d), (e), (i), (j), (k), (1), (m), (n), (s) or (t) of the definition of Permitted Dispositions, and (ii) any assets subject to a Permitted Lien securing Permitted Indebtedness up to the amount of such Permitted Indebtedness), Borrowers shall prepay the outstanding principal amount of the Obligations to the extent that the Net Cash Proceeds from such sales or dispositions exceed $5,000,000 in the aggregate for all such sales and dispositions in any fiscal year in accordance with Section 2.4(f) in an amount equal to 100% of such Net Cash Proceeds (including condemnation awards and payments in lieu thereof) received by such Person in connection with such sales or dispositions in excess of such amount; provided that, so long as (A) no Default or Event of Default shall have occurred and is continuing or would result therefrom, (B) Borrowers shall have given Agent prior written notice of Borrowers’ intention to apply such monies to the costs of replacement of the properties or assets that are the subject of such sale or disposition or the cost of purchase or construction of other assets useful in the business of Borrowers or their Subsidiaries, (C) the monies are held in a Deposit Account in which Agent has a perfected first-priority security interest, and (D) Borrowers or their Subsidiaries, as applicable, complete such replacement, purchase, or construction within 180 days after the initial receipt of such monies, then the Loan Party whose assets were the subject of such disposition shall have the option to apply such monies to the costs of replacement of the assets that are the subject of such sale or disposition or the costs of purchase or construction of other assets useful in the business of such Loan Party unless and to the extent that such applicable period shall have expired without such replacement, purchase, or construction being made or completed, in which case, any amounts remaining in the Deposit Account referred to in clause (C) above shall be paid to Agent and applied in accordance with Section 2.4(f); provided, that Borrowers and their Subsidiaries shall not have the right to use such Net Cash Proceeds to make such replacements, purchases, or construction in excess of $10,000,000 in any given fiscal year. Nothing contained in this Section 2.4(e)(ii) shall permit Borrowers or any of their Subsidiaries to sell or otherwise dispose of any assets other than in accordance with Section 6.4. (iii) Extraordinary Receipts. Within 1 Business Day of the date of receipt by Borrowers or any of their Subsidiaries of any Extraordinary Receipts, Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) in an amount equal to 100% of such Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary Receipts. (iv) Indebtedness. Within 1 Business Day of the date of incurrence by Borrowers or any of their Subsidiaries of any Indebtedness (other than Permitted Indebtedness), Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such incurrence. The provisions of this Section 2.4(e)(iv) shall not be deemed to be implied consent to any such incurrence otherwise prohibited by the terms of this Agreement. (f) Application of Payments. Each prepayment pursuant to Section 2.4(e) shall, (A) so long as no Application Event shall have occurred and be continuing, be applied to the U.S. Obligations and/or U.S. Obligations (as applicable) as follows: first, to the outstanding principal amount of the Revolver Loans and Floorplan Loans until paid in full (without any permanent reduction in the Global Maximum Credit Amount (or any component thereof)), and second, to cash collateralize the Letters of Credit in an amount equal to 105% of the then outstanding U.S. Letter of Credit Usage and/or Australian Letter of Credit Usage, as applicable, and (B) if an Application Event shall have

30 occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(iii) and/or Section 2.4(b)(iv), as applicable. (g) Reallocation of Commitments. (i) Intra-Jurisdiction Reallocation. (A) Borrower Agent may request that Australian Lenders change the then current allocation of their respective Australian Commitments in order to effect an increase or decrease of such respective Australian Revolver Commitments and corresponding decrease or increase of such respective Australian Floorplan Commitment, with any such increase or decrease in their Australian Revolver Commitments to be accompanied by a concurrent and equal decrease or increase, as applicable, in the Australian Revolver Commitments (each, an “Australian Intra-Jurisdiction Reallocation”). (B) Borrower Agent may request that U.S. Lenders change the then current allocation of their respective U.S. Commitments in order to effect an increase or decrease of such respective U.S. Revolver Commitments and corresponding decrease or increase of such respective U.S. Floorplan Commitment, with any such increase or decrease in their U.S. Revolver Commitments to be accompanied by a concurrent and equal decrease or increase, as applicable, in the U.S. Revolver Commitments (each, a “U.S. Intra-Jurisdiction Reallocation” together with the Australian Intra- Jurisdiction Reallocation, each, a “Intra-Jurisdiction Reallocation”). (C) Any such Intra-Jurisdiction Reallocation shall be subject to the following conditions: (i) Borrowers shall have provided to Agent a written notice (in reasonable detail) at least fifteen (15) Business Days prior to the requested effective date (which effective date shall be the first day of the subsequent Fiscal Quarter) of such Intra-Jurisdiction Reallocation (the “Intra- Jurisdiction Reallocation Date”) setting forth the proposed Intra-Jurisdiction Reallocation Date and the amounts of the proposed applicable Revolver Commitments and Floorplan Commitments reallocation to be effected, (ii) any such Intra-Jurisdiction Reallocation shall increase or decrease the applicable Revolver Commitments and Floorplan Commitments in increments of $1,000,000, (iii) after giving effect to the Intra-Jurisdiction Reallocation, each Lender shall hold the same Pro Rata Share of all of the applicable Revolver Commitments and Floor Plan Commitments to the Borrowers, (iv) no Default or Event of Default shall have occurred and be continuing either as of the date of such request or on the Intra-Jurisdiction Reallocation Date (both immediately before and after giving effect to such Intra- Jurisdiction Reallocation), (v) any increase or decrease in the applicable Revolver Commitment of a Lender in its respective Revolver Commitment or Floorplan Commitment shall result in a concurrent decrease or increase in in its respective Revolver Commitment or Floorplan Commitment such that the sum of all the Revolver Commitments and Floorplan Commitments of such Lender after giving effect to such Intra-Jurisdiction Reallocation shall equal the aggregate amount of the Revolver Commitments and Floorplan Commitments of such Lender in effect immediately prior to such Intra-Jurisdiction Reallocation, (vi) after giving effect to such Intra-Jurisdiction Reallocation, no Australian Overadvance or U.S. Overadvance, as applicable, would exist or would result therefrom, (vii) at least three (3) Business Days prior to the proposed Intra-Jurisdiction Reallocation Date, a Senior Officer of Agent shall have delivered to Agent a certificate certifying as to compliance with preceding clauses (i) through (vi) and demonstrating (in reasonable detail) the calculations required in connection therewith, and (vii) Agent consents to such Intra-Jurisdiction Reallocation in its Permitted Discretion. Agent shall promptly notify such applicable Lenders of the Intra-Jurisdiction Reallocation Date and the amount of the affected Revolver Commitment of such Lenders as a result thereof. The respective Pro

31 Rata shares of the applicable Lenders shall thereafter, to the extent applicable, be determined based on such reallocated amounts (subject to any subsequent changes thereto). No more than two (2) Intra- Jurisdiction Reallocations may be made in each Fiscal Year of Borrowers. (ii) Inter-Jurisdiction Reallocation. (A) From time to time, Borrower Agent may request that the U.S. Floorplan Commitments and U.S. Revolver Commitments of any U.S. Lender who is also an Australian Lender be reallocated to its Australian Floorplan Commitments and Australian Revolver Commitments (“Australian Inter-Jurisdiction Reallocation”). Each Australian Inter-Jurisdiction Reallocation shall result in an increase in the Australian Floorplan Commitment and/or Australian Revolver Commitment of the applicable Lender and a corresponding decrease in such Lender’s U.S. Floorplan Commitment and/or U.S. Revolver Commitment with the total decrease in such Lender’s U.S. Floorplan Commitment and/or U.S. Revolver Commitment equal to the total increase in such Lender’s Australian Floorplan Commitments and Australian Revolver Commitments. (B) From time to time, Borrower Agent may request that the Australian Floorplan Commitments and Australian Revolver Commitments of any Australian Lender who is also a U.S. Lender be reallocated to its U.S. Floorplan Commitments and U.S. Revolver Commitments (“U.S. Inter-Jurisdiction Reallocation” and together with the Australian Inter- Jurisdiction Reallocation, the “Inter-Jurisdiction Reallocation”). Each U.S. Inter-Jurisdiction Reallocation shall result in an increase in the U.S. Floorplan Commitment and/or U.S Revolver Commitment of the applicable Lender and a corresponding decrease in such Lender’s Australian Floorplan Commitment and/or Australian Revolver Commitment with the total decrease in such Lender’s Australian Floorplan Commitment and/or Australian Revolver Commitment equal to the total increase in such Lender’s U.S. Floorplan Commitments and U.S. Revolver Commitments. (C) Any such Inter-Jurisdiction Reallocation shall be subject to the following conditions: (i) Borrowers shall have provided to Agent a written notice (in reasonable detail) at least thirty (30) Business Days prior to the requested effective date (which effective date shall be the first day of the subsequent Fiscal Quarter) of such Inter-Jurisdiction Reallocation (the “Inter- Jurisdiction Reallocation Date”) setting forth the proposed Inter-Jurisdiction Reallocation Date and the amounts of the proposed applicable Revolver Commitments and Floorplan Commitments reallocation to be effected, (ii) any such Inter-Jurisdiction Reallocation shall increase or decrease the applicable Revolver Commitments and Floorplan Commitments in increments of $1,000,000, (iii) no Default or Event of Default shall have occurred and be continuing either as of the date of such request or on the Inter-Jurisdiction Reallocation Date (both immediately before and after giving effect to such Inter- Jurisdiction Reallocation), (iv) after giving effect to such Inter-Jurisdiction Reallocation, no Australian Overadvance or U.S. Overadvance, as applicable, would exist or would result therefrom, (v) at least three (3) Business Days prior to the proposed Inter-Jurisdiction Reallocation Date, a Senior Officer of Borrower Agent shall have delivered to Agent a certificate certifying as to compliance with preceding clauses (i) through (v) and demonstrating (in reasonable detail) the calculations required in connection therewith, and (vi) Agent consents to such Inter-Jurisdiction Reallocation in its Permitted Discretion. Agent shall promptly notify such applicable Lenders of the Inter-Jurisdiction Reallocation Date and the amount of the affected Revolver Commitment of such Lenders as a result thereof. The respective Pro Rata shares of the applicable Lenders shall thereafter, to the extent applicable, be determined based on such reallocated amounts (subject to any subsequent changes thereto). No more than two (2) Inter- Jurisdiction Reallocations may be made in each Fiscal Year of Borrowers.

32 (D) The Lenders acknowledge that (i) to the extent some Lenders with U.S. Revolver Commitments or U.S. Floorplan Commitments do not also have Australian Revolver Commitments or Australian Floorplan Commitments, such Lenders’ U.S. Pro Rata Share of the Commitments shall increase or decrease upon giving effect to an Inter-Jurisdiction Reallocation and (ii) to the extent some Lenders with Australian Revolver Commitments or Australian Floorplan Commitments do not also have U.S. Revolver Commitments or U.S. Floorplan Commitments, such Lenders’ Australian Pro Rata Share of the Commitments shall increase or decrease upon giving effect to an Inter-Jurisdiction Reallocation. (E) Notwithstanding the above, the Australian Borrowers have elected to give effect to an Australian Inter-Jurisdiction Reallocation as of the Closing Date, in amounts necessary to increase the Australian Floorplan Commitments and Australian Revolver Commitments to an aggregate amount of $70,000,000. (F) In no event shall an Inter-Jurisdiction Reallocation result in the Australian Floorplan Commitments and Australian Revolver Commitments to exceed an aggregate amount of $100,000,000 or be less than an aggregate amount of $15,000,000. 2.5 Promise to Pay; Promissory Notes. (a) Borrowers agree to pay the Lender Group Expenses on the earlier of (i) the first day of the month following the date on which the applicable Lender Group Expenses were first incurred or (ii) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (ii)). Borrowers promise to pay all of the Obligations (including principal, interest, premiums, if any, fees, costs, and expenses (including Lender Group Expenses)) in full on the Maturity Date or, if earlier, on the date on which the Obligations (other than the Bank Product Obligations) become due and payable pursuant to the terms of this Agreement. Borrowers agree that their obligations contained in the first sentence of this Section 2.5 shall survive payment or satisfaction in full of all other Obligations. (b) Any Lender may request that any portion of its Commitments or the Loans made by it be evidenced by one or more promissory notes, including in connection with a reallocation of Commitments under Section 2.4(g). In such event, Borrowers shall execute and deliver to such Lender the requested promissory notes payable to the order of such Lender in a form furnished by Agent and reasonably satisfactory to Borrowers. Thereafter, the portion of the Commitments and Loans evidenced by such promissory notes and interest thereon shall at all times be represented by one or more promissory notes in such form payable to the order of the payee named therein. 2.6 Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations. (a) Interest Rates. Except as provided in Section 2.6(c), all Loans and other Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest as follows: (i) if the relevant Obligation is a U.S. SOFR Rate Loan, at a per annum rate equal to Term SOFR plus the SOFR Rate Margin,

33 (ii) if the relevant Obligation is a U.S. Base Rate Loan, at a per annum rate equal to the U.S. Base Rate plus the Base Rate Margin, (iii) if the relevant Obligation is an Australian Bill Rate Loan, at a per annum rate equal to the Australian Bill Rate plus the Australian Rate Margin, (iv) if the relevant Obligation is an Australian Base Rate Loan, at a per annum rate equal to the Australian Base Rate plus the Australian Rate Margin, and (v) otherwise, at a per annum rate equal to the U.S. Base Rate plus the Base Rate Margin. (b) Letter of Credit Fee. (i) U.S. Borrowers shall pay Agent (for the ratable benefit of the U.S. Revolver Lenders), a Letter of Credit fee (the “U.S. Letter of Credit Fee”) (which fee shall be in addition to the fronting fees and commissions, other fees, charges and expenses set forth in Section 2.11(k)) that shall accrue at a per annum rate equal to the SOFR Rate Margin times the U.S. Letter of Credit Usage. (ii) Australian Borrowers shall pay Agent (for the ratable benefit of the Australian Revolver Lenders), a Letter of Credit fee (the “Australian Letter of Credit Fee” and together with the U.S. Letter of Credit Fee, the “Letter of Credit Fee”) (which fee shall be in addition to the fronting fees and commissions, other fees, charges and expenses set forth in Section 2.11(k)) that shall accrue at a per annum rate equal to the SOFR Rate Margin times the Australian Letter of Credit Usage. (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default and at the election of Agent or the Required Lenders, (i) all Loans and other Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest at a per annum rate equal to 2 percentage points above the per annum rate otherwise applicable thereunder, and (ii) the Letter of Credit Fee shall be increased to 2 percentage points above the per annum rate otherwise applicable hereunder. (d) Payment. Except to the extent provided to the contrary in Section 2.10, Section 2.11(k), Section 2.12(a) or Section 2.12(b)(iv), (i) all interest, all Letter of Credit Fees and all other fees payable hereunder or under any of the other Loan Documents shall be due and payable, in arrears, on the first day of each month and (ii) all costs and expenses payable hereunder or under any of the other Loan Documents, and all Lender Group Expenses shall be due and payable on the earlier of (x) the first day of the month following the date on which the applicable costs, expenses, or Lender Group Expenses were first incurred or (y) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the Loan Account pursuant to the provisions of the following sentence shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (y)). Each Borrower hereby authorizes Agent, from time to time without prior notice to any Borrower, to charge to the Loan Account (A) on the first day of each month, all interest accrued during the prior month on the U.S. Base Rate Loans and Australian Base Rate Loans, as applicable, (B) at the times indicated in Section 2.12(a) or Section

34 2.12(b)(iv), as applicable, all interest accrued during the applicable period on the U.S. SOFR Rate Loans and Australian Bill Rate Loans, (C) on the first day of each month, all Letter of Credit Fees accrued or chargeable hereunder during the prior month, (D) as and when incurred or accrued, all fees and costs provided for in Section 2.10(a) or (c) (E) on the first day of each month, the Unused Line Fee accrued during the prior month pursuant to Section 2.10(b), (F) as and when due and payable, all other fees payable hereunder or under any of the other Loan Documents, (G) as and when incurred or accrued, the fronting fees and all commissions, other fees, charges and expenses provided for in Section 2.11(k), (H) as and when incurred or accrued, all other Lender Group Expenses, and (I) as and when due and payable all other payment obligations payable under any Loan Document or any Bank Product Agreement (including any amounts due and payable to the Bank Product Providers in respect of Bank Products). All amounts (including interest, fees, costs, expenses, Lender Group Expenses, or other amounts payable hereunder or under any other Loan Document or under any Bank Product Agreement) charged to the Loan Account shall thereupon constitute Revolver Loans or Floorplan Loans hereunder (as determined by Agent), shall constitute Obligations hereunder, and shall initially accrue interest at the rate then applicable to Loans that are U.S. Base Rate Loans or Australian Base Rate Loans, as applicable (unless and until converted into U.S. SOFR Rate Loans or Australian Bill Rate Loans, as applicable, in accordance with the terms of this Agreement). Notwithstanding the foregoing, each Borrower, the Lenders and the Agent hereby agree that any and all interest on the “Loans” under and as defined in the Existing Credit Agreement that is accrued and unpaid as of the Closing Date shall be due and payable by Borrowers on the Closing Date. (e) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year, in each case, for the actual number of days elapsed in the period during which the interest or fees accrue. In the event the Base Rate or Australian Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate or Australian Base Rate, as applicable, automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate or Australian Base Rate. (f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Each Borrower and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, that, anything contained herein to the contrary notwithstanding, if such rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum amount as is allowed by law, and payment received from any Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess. 2.7 Crediting Payments. The receipt of any payment item by Agent shall not be required to be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to Agent’s Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into Agent’s Account on a Business Day on or before 1:30 p.m. If any payment item is received into Agent’s Account on a non-Business Day or after 1:30 p.m. on a Business Day (unless Agent, in its sole discretion, elects to credit it on the date received), it

35 shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day. 2.8 Designated Account. Agent is authorized to make the Revolver Loans and the Floorplan Loans, and Issuing Bank is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to Section 2.6(d). Each Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Revolver Loans and Floorplan Loans requested by a Borrower and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Borrowers, any Revolver Loan, Floorplan Loan or Swing Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account. 2.9 Maintenance of Loan Account; Statements of Obligations. Agent shall maintain an account on its books in the name of Borrowers (the “Loan Account”) on which Borrowers will be charged with all Floorplan Loans (including Extraordinary Floorplan Advances and U.S. Floorplan Swing Loans), all Revolver Loans (including Extraordinary Revolver Advances and U.S. Revolver Swing Loans) made by Agent, a U.S. Swing Lender, or the Lenders to Borrowers or for Borrowers’ account, the Letters of Credit issued or arranged by Issuing Bank for Borrowers’ account, and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.7, the Loan Account will be credited with all payments received by Agent from Borrowers or for Borrowers’ account. Agent shall make available to Borrowers monthly statements regarding the Loan Account, including the principal amount of the Floorplan Loans and the Revolver Loans, interest accrued hereunder, fees accrued or charged hereunder or under the other Loan Documents, and a summary itemization of all charges and expenses constituting Lender Group Expenses accrued hereunder or under the other Loan Documents, and each such statement, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 30 days after Agent first makes such a statement available to Borrowers, each Borrower shall deliver to Agent written objection thereto describing the error or errors contained in such statement. 2.10 Fees. (a) Agent Fees. Borrowers shall pay to Agent, for the account of Agent, as and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee Letter. (b) Unused Line Fee. (i) Australian Borrower shall pay to Agent, for the ratable account of the Australian Lenders, an unused line fee (the “Australian Unused Line Fee”) in an amount equal to 0.25% per annum times the result of (i) the aggregate amount of the Australian Commitments, less (ii) the average amount of the Australian Aggregate Usage during the immediately preceding month (or portion thereof), which Australian Unused Line Fee shall be due and payable on the first day of each month from and after the Closing Date up to the first day of the month prior to the date on which the Obligations are paid in full and on the date on which the Obligations are paid in full. (ii) U.S. Borrower shall pay to Agent, for the ratable account of the U.S. Lenders, an unused line fee (the “U.S. Unused Line Fee” and together with the Australian Unused Line Fee, the “Unused Line Fee”) in an amount equal to 0.25% per annum times the result of (i) the

36 aggregate amount of the U.S. Commitments, less (ii) the average amount of the U.S. Aggregate Usage during the immediately preceding month (or portion thereof), which U.S. Unused Line Fee shall be due and payable on the first day of each month from and after the Closing Date up to the first day of the month prior to the date on which the Obligations are paid in full and on the date on which the Obligations are paid in full. (iii) Notwithstanding the foregoing, Borrowers, the Lenders and the Agent hereby agree that any and all “Unused Line Fee” under and as defined in the Existing Credit Agreement that are accrued and unpaid as of the Closing Date shall be due and payable by Borrowers on the Closing Date. (c) Field Examination and Other Fees. Borrowers shall pay to Agent, field examination, appraisal, and valuation fees and charges, as and when incurred or chargeable, as follows (i) a fee of $1,000 per day, per examiner, plus out-of-pocket expenses (including travel, meals, and lodging) for each field examination of Borrowers performed by personnel employed by Agent, and (ii) the fees or charges paid or incurred by Agent (but, in any event, no less than a charge of $1,000 per day, per Person, plus out-of-pocket expenses (including travel, meals, and lodging)) if it elects to employ the services of one or more third Persons to perform field examinations of Borrowers or their Subsidiaries, to establish electronic collateral reporting systems, to appraise the Collateral, or any portion thereof, or to assess Borrowers’ or their Subsidiaries’ business valuation; provided, that so long as no Event of Default shall have occurred and be continuing, Borrowers shall not be obligated to reimburse Agent for more than one (1) field examinations during any calendar year or more than two (2) appraisals of the Collateral during any calendar year; provided, further, that Borrowers shall be obligated to reimburse Agent for a second field examination and a third Collateral appraisal performed in any calendar year if any Reporting Period occurs during such calendar year. 2.11 Letters of Credit. (a) Subject to the terms and conditions of this Agreement, upon the request of Borrowers on behalf of itself or any of its Subsidiaries or affiliates, made in accordance herewith, and prior to the Maturity Date, Issuing Bank agrees to issue a requested Letter of Credit for the account of U.S. Borrowers or Australian Borrowers, at the request of such Borrower. By submitting a request to Issuing Bank for the issuance of a Letter of Credit, Borrowers shall be deemed to have requested that Issuing Bank issue the requested Letter of Credit. Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be irrevocable and shall be made in writing by an Authorized Person and delivered to Issuing Bank via telefacsimile or other electronic method of transmission reasonably acceptable to Issuing Bank and reasonably in advance of the requested date of issuance, amendment, renewal, or extension. Each such request shall be in form and substance reasonably satisfactory to Issuing Bank and (i) shall specify (A) the amount of such Letter of Credit, (B) the date of issuance, amendment, renewal, or extension of such Letter of Credit, (C) the proposed expiration date of such Letter of Credit, (D) the name and address of the beneficiary of the Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the case of an amendment, renewal, or extension, identification of the Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit, and (ii) shall be accompanied by such Issuer Documents as Agent or Issuing Bank may request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that Issuing Bank generally requests for Letters of Credit in similar circumstances. Bank’s records of the content of any such request will be conclusive. Anything contained herein to the contrary notwithstanding, Issuing Bank may, but shall not be obligated to, issue a Letter of Credit that

37 supports the obligations of Borrowers or their Subsidiaries in respect of (x) a lease of real property, or (y) an employment contract. (b) Issuing Bank shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested issuance: (i) the U.S. Letter of Credit Usage would exceed the U.S. LC Subline, or (ii) the Australian Letter of Credit Usage would exceed the Australian LC Subline, or (iii) the U.S. Letter of Credit Usage would exceed the U.S. Maximum Revolver Amount less the outstanding amount of U.S. Revolver Loans (including U.S. Revolver Swing Loans), or (iv) the Australian Letter of Credit Usage would exceed the Australian Maximum Revolver Amount less the outstanding amount of Australian Revolver Loans, or (v) the U.S. Letter of Credit Usage would exceed the U.S. Revolver Borrowing Base at such time less the outstanding principal balance of U.S. Revolver Loans (inclusive of U.S. Revolver Swing Loans) at such time, or (vi) the Australian Letter of Credit Usage would exceed the Australian Revolver Borrowing Base at such time less the outstanding principal balance of Australian Revolver Loans at such time. (c) In the event there is a Defaulting Lender as of the date of any request for the issuance of a Letter of Credit, the Issuing Bank shall not be required to issue or arrange for such Letter of Credit to the extent (i) the Defaulting Lender’s Letter of Credit Exposure with respect to such Letter of Credit may not be reallocated pursuant to Section 2.3(g)(ii), or (ii) the Issuing Bank has not otherwise entered into arrangements reasonably satisfactory to it and Borrowers to eliminate the Issuing Bank’s risk with respect to the participation in such Letter of Credit of the Defaulting Lender, which arrangements may include Borrowers cash collateralizing such Defaulting Lender’s Letter of Credit Exposure in accordance with Section 2.3(g)(ii). Additionally, Issuing Bank shall have no obligation to issue a Letter of Credit if (A) any order, judgment, or decree of any Governmental Authority or arbitrator shall, by its terms, purport to enjoin or restrain Issuing Bank from issuing such Letter of Credit, or any law applicable to Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Issuing Bank shall prohibit or request that Issuing Bank refrain from the issuance of letters of credit generally or such Letter of Credit in particular, (B) the issuance of such Letter of Credit would violate one or more policies of Issuing Bank applicable to letters of credit generally, or (C) if amounts demanded to be paid under any Letter of Credit will or may not be in United States Dollars. (d) Any Issuing Bank (other than Bank of America or any of its Affiliates) shall notify Agent in writing no later than the Business Day immediately following the Business Day on which such Issuing Bank issued any Letter of Credit; provided that (i) until Agent advises any such Issuing Bank that the provisions of Section 3.2 are not satisfied, or (ii) unless the aggregate amount of the Letters of Credit issued in any such week exceeds such amount as shall be agreed by Agent and such Issuing Bank, such Issuing Bank shall be required to so notify Agent in writing only once each

38 week of the Letters of Credit issued by such Issuing Bank during the immediately preceding week as well as the daily amounts outstanding for the prior week, such notice to be furnished on such day of the week as Agent and such Issuing Bank may agree. Borrowers and the Lender Group hereby acknowledge and agree that all Existing Letters of Credit shall constitute Letters of Credit under this Agreement on and after the Closing Date with the same effect as if such Existing Letters of Credit were issued by Issuing Bank at the request of Borrowers on the Closing Date. Each Letter of Credit shall be in form and substance reasonably acceptable to Issuing Bank, including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Bank makes a payment under a Letter of Credit, the applicable Borrowers shall pay to Agent an amount equal to the applicable Letter of Credit Disbursement on the Business Day such Letter of Credit Disbursement is made and, in the absence of such payment, the amount of the Letter of Credit Disbursement immediately and automatically shall be deemed to be a U.S. Revolver Loan or Australian Revolver Loan (as applicable) hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 3) and, initially, shall bear interest at the rate then applicable to Revolver Loans that are U.S. Base Rate Loans or Australian Base Rate Loans, as applicable. If a Letter of Credit Disbursement is deemed to be a Revolver Loan hereunder, the applicable Borrowers’ obligation to pay the amount of such Letter of Credit Disbursement to Issuing Bank shall be automatically converted into an obligation to pay the resulting applicable Revolver Loan. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to Issuing Bank or, to the extent that Revolver Lenders have made payments pursuant to Section 2.11(e) to reimburse Issuing Bank, then to Revolver Lenders and Issuing Bank as their interests may appear. (e) Promptly following receipt of a notice of a Letter of Credit Disbursement pursuant to Section 2.11(d), each Revolver Lender agrees to fund its Pro Rata Share of any Revolver Loan deemed made pursuant to Section 2.11(d) on the same terms and conditions as if Borrowers had requested the amount thereof as a Revolver Loan and Agent shall promptly pay to Issuing Bank the amounts so received by it from the Revolver Lenders. By the issuance of a Letter of Credit (or an amendment, renewal, or extension of a Letter of Credit) and without any further action on the part of Issuing Bank or the Revolver Lenders, Issuing Bank shall be deemed to have granted to each U.S. Revolver Lender or Australian revolver Lender (as applicable), and each U.S. Revolver Lender or Australian revolver Lender (as applicable)shall be deemed to have purchased, a participation in each applicable Letter of Credit issued by Issuing Bank, in an amount equal to its Pro Rata Share of such Letter of Credit, and each such Revolver Lender agrees to pay to Agent, for the account of Issuing Bank, such Revolver Lender’s Pro Rata Share of any Letter of Credit Disbursement made by Issuing Bank under the applicable Letter of Credit. In consideration and in furtherance of the foregoing, each Revolver Lender hereby absolutely and unconditionally agrees to pay to Agent, for the account of Issuing Bank, such Revolver Lender’s Pro Rata Share of each Letter of Credit Disbursement made by Issuing Bank and not reimbursed by Borrowers on the date due as provided in Section 2.11(d), or of any reimbursement payment that is required to be refunded (or that Agent or Issuing Bank elects, based upon the advice of counsel, to refund) to Borrowers for any reason. Each Revolver Lender acknowledges and agrees that its obligation to deliver to Agent, for the account of Issuing Bank, an amount equal to its respective Pro Rata Share of each Letter of Credit Disbursement pursuant to this Section 2.11(e) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3. If any such Revolver Lender fails to make available to Agent the amount of such Revolver Lender’s Pro Rata Share of a Letter of Credit Disbursement as provided in this Section, such Revolver Lender shall be deemed to be a Defaulting Lender and Agent (for the account of Issuing Bank) shall be entitled to recover such amount on demand from such Revolver Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

39 (f) Each Borrower agrees to indemnify, defend and hold harmless each member of the Lender Group (including Issuing Bank and its branches, Affiliates, and correspondents) and each such Person’s respective directors, officers, employees, attorneys and agents (each, including Issuing Bank, a “Letter of Credit Related Person”) (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any such Letter of Credit Related Person (other than Taxes, which shall be governed by Section 16) (the “Letter of Credit Indemnified Costs”), and which arise out of or in connection with, or as a result of: (i) any Letter of Credit or any pre-advice of its issuance; (ii) any transfer, sale, delivery, surrender or endorsement of any Drawing Document at any time(s) held by any such Letter of Credit Related Person in connection with any Letter of Credit; (iii) any action or proceeding arising out of, or in connection with, any Letter of Credit (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or restrain any presentation or payment under any Letter of Credit, or for the wrongful dishonor of, or honoring a presentation under, any Letter of Credit; (iv) any independent undertakings issued by the beneficiary of any Letter of Credit; (v) any unauthorized instruction or request made to Issuing Bank in connection with any Letter of Credit or requested Letter of Credit or error in computer or electronic transmission; (vi) an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated; (vii) any third party seeking to enforce the rights of an applicant, beneficiary, nominated person, transferee, assignee of Letter of Credit proceeds or holder of an instrument or document; (viii) the fraud, forgery or illegal action of parties other than the Letter of Credit Related Person; (ix) Issuing Bank’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation; or (x) the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyond the control of the Letter of Credit Related Person; in each case, including that resulting from the Letter of Credit Related Person’s own negligence; provided, however, that such indemnity shall not be available to any Letter of Credit Related Person claiming indemnification under clauses (i) through (x) above to the extent that such Letter of Credit

40 Indemnified Costs may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Letter of Credit Related Person claiming indemnity. Each Borrower hereby agrees to pay the Letter of Credit Related Person claiming indemnity on demand from time to time all amounts owing under this Section 2.11(f). If and to the extent that the obligations of Borrowers under this Section 2.11(f) are unenforceable for any reason, each Borrower agrees to make the maximum contribution to the Letter of Credit Indemnified Costs permissible under applicable law. This indemnification provision shall survive termination of this Agreement and all Letters of Credit. (g) The liability of Issuing Bank (or any other Letter of Credit Related Person) under, in connection with or arising out of any Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by the applicable Borrower that are caused directly by Issuing Bank’s gross negligence or willful misconduct in (i) honoring a presentation under a Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such Letter of Credit, (ii) failing to honor a presentation under a Letter of Credit that strictly complies with the terms and conditions of such Letter of Credit or (iii) retaining Drawing Documents presented under a Letter of Credit. Issuing Bank shall be deemed to have acted with due diligence and reasonable care if Issuing Bank’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement. Borrowers’ aggregate remedies against Issuing Bank and any Letter of Credit Related Person for wrongfully honoring a presentation under any Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by Borrowers to Issuing Bank in respect of the honored presentation in connection with such Letter of Credit under Section 2.11(d), plus interest at the rate then applicable to U.S. Base Rate Loans and Australian Base Rate Loans hereunder, as applicable. Borrowers shall take action to avoid and mitigate the amount of any damages claimed against Issuing Bank or any other Letter of Credit Related Person, including by enforcing its rights against the beneficiaries of the Letters of Credit. Any claim by Borrowers under or in connection with any Letter of Credit shall be reduced by an amount equal to the sum of (x) the amount (if any) saved by Borrowers as a result of the breach or alleged wrongful conduct complained of; and (y) the amount (if any) of the loss that would have been avoided had Borrowers taken all reasonable steps to mitigate any loss, and in case of a claim of wrongful dishonor, by specifically and timely authorizing Issuing Bank to effect a cure. (h) Borrowers are responsible for preparing or approving the final text of the Letter of Credit as issued by Issuing Bank, irrespective of any assistance Issuing Bank may provide such as drafting or recommending text or by Issuing Bank’s use or refusal to use text submitted by Borrowers. Borrowers are solely responsible for the suitability of the Letter of Credit for Borrowers’ purposes. With respect to any Letter of Credit containing an “automatic amendment” to extend the expiration date of such Letter of Credit, Issuing Bank, in its sole and absolute discretion, may give notice of nonrenewal of such Letter of Credit and, if Borrowers do not at any time want such Letter of Credit to be renewed, Borrowers will so notify Agent and Issuing Bank at least 15 calendar days before Issuing Bank is required to notify the beneficiary of such Letter of Credit or any advising bank of such nonrenewal pursuant to the terms of such Letter of Credit. (i) Borrowers’ reimbursement and payment obligations under this Section 2.11 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including:

41 (i) any lack of validity, enforceability or legal effect of any Letter of Credit or this Agreement or any term or provision therein or herein; (ii) payment against presentation of any draft, demand or claim for payment under any Drawing Document that does not comply in whole or in part with the terms of the applicable Letter of Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person or a transferee of such Person purporting to be a successor or transferee of the beneficiary of such Letter of Credit; (iii) Issuing Bank or any of its branches or Affiliates being the beneficiary of any Letter of Credit; (iv) Issuing Bank or any correspondent honoring a drawing against a Drawing Document up to the amount available under any Letter of Credit even if such Drawing Document claims an amount in excess of the amount available under the Letter of Credit; (v) the existence of any claim, set-off, defense or other right that any Borrower or any other Person may have at any time against any beneficiary, any assignee of proceeds, Issuing Bank or any other Person; (vi) any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing that might, but for this Section 2.11(i), constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, Borrowers’ reimbursement and other payment obligations and liabilities, arising under, or in connection with, any Letter of Credit, whether against Issuing Bank, the beneficiary or any other Person; or (vii) the fact that any Default or Event of Default shall have occurred and be continuing; provided, however, that subject to Section 2.11(g) above, the foregoing shall not release Issuing Bank from such liability to any Borrower as may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction against Issuing Bank following reimbursement or payment of the obligations and liabilities, including reimbursement and other payment obligations, of any Borrower to Issuing Bank arising under, or in connection with, this Section 2.11 or any Letter of Credit. (j) Without limiting any other provision of this Agreement, Issuing Bank and each other Letter of Credit Related Person (if applicable) shall not be responsible to any Borrower for, and Issuing Bank’s rights and remedies against any Borrower and the obligation of each Borrower to reimburse Issuing Bank for each drawing under each Letter of Credit shall not be impaired by: (i) honor of a presentation under any Letter of Credit that on its face substantially complies with the terms and conditions of such Letter of Credit, even if the Letter of Credit requires strict compliance by the beneficiary; (ii) honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary;

42 (iii) acceptance as a draft of any written or electronic demand or request for payment under a Letter of Credit, even if nonnegotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to the Letter of Credit; (iv) the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than Issuing Bank’s determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of the Letter of Credit); (v) acting upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that Issuing Bank in good faith believes to have been given by a Person authorized to give such instruction or request; (vi) any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to Borrowers; (vii) any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between the beneficiary and Borrowers or any of the parties to the underlying transaction to which the Letter of Credit relates; (viii) assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place; (ix) payment to any paying or negotiating bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it; (x) acting or failing to act as required or permitted under Standard Letter of Credit Practice applicable to where Issuing Bank has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be; (xi) honor of a presentation after the expiration date of any Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by Issuing Bank if subsequently Issuing Bank or any court or other finder of fact determines such presentation should have been honored; (xii) dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or (xiii) honor of a presentation that is subsequently determined by Issuing Bank to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons. (k) U.S. Borrowers and Australian Borrowers (as applicable) shall pay immediately upon demand to Agent for the account of Issuing Bank as non-refundable fees, commissions, and charges (it being acknowledged and agreed that any charging of such fees,

43 commissions and charges to the Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute a demand for payment thereof for the purposes of this Section 2.11(k)): (i) a fronting fee which shall be imposed by Issuing Bank upon the issuance of each Letter of Credit of 0.125% per annum of the face amount thereof, plus (ii) any and all other customary commissions, fees and charges then in effect imposed by, and any and all expenses incurred by, Issuing Bank, or by any adviser, confirming institution or entity or other nominated person, relating to Letters of Credit, at the time of issuance of any Letter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including transfers, assignments of proceeds, amendments, drawings, renewals or cancellations). Notwithstanding the foregoing, if Issuing Bank is a person other than Bank of America, all fronting fees payable in respect of Letters of Credit issued by such Issuing Bank shall be paid by U.S. Borrowers or Australian Borrowers (as applicable) immediately upon demand directly to such Issuing Bank for its own account. (l) If by reason of (x) any Change in Law, or (y) compliance by Issuing Bank or any other member of the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Board of Governors as from time to time in effect (and any successor thereto): (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued or caused to be issued hereunder or hereby, or (ii) there shall be imposed on Issuing Bank or any other member of the Lender Group any other condition regarding any Letter of Credit, and the result of the foregoing is to increase, directly or indirectly, the cost to Issuing Bank or any other member of the Lender Group of issuing, making, participating in, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrowers, and Borrowers shall pay within 30 days after demand therefor, such amounts as Agent may specify to be necessary to compensate Issuing Bank or any other member of the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to U.S. Base Rate Loans or Australian Base Rate Loans hereunder, as applicable; provided, that (A) Borrowers shall not be required to provide any compensation pursuant to this Section 2.11(1) for any such amounts incurred more than 180 days prior to the date on which the demand for payment of such amounts is first made to Borrowers, and (B) if an event or circumstance giving rise to such amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. The determination by Agent of any amount due pursuant to this Section 2.11(l), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto. (m) Unless otherwise expressly agreed by Issuing Bank and Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. (n) In the event of a direct conflict between the provisions of this Section 2.11 and any provision contained in any Issuer Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each

44 other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.11 shall control and govern. 2.12 SOFR Option/Bill Rate Option. (a) Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the U.S. Base Rate, U.S. Borrowers shall have the option, subject to Section 2.12(b) below (the “SOFR Option”) to have interest on all or a portion of the U.S. Revolver Loans or the U.S. Floorplan Loans be charged (whether at the time when made (unless otherwise provided herein), upon conversion from a U.S. Base Rate Loan to a U.S. SOFR Rate Loan, or upon continuation of a U.S. SOFR Rate Loan as a U.S. SOFR Rate Loan) at a rate of interest based upon the Term SOFR. In lieu of having interest charged at the rate based upon the Australian Base Rate, Australian Borrowers shall have the option, subject to Section 2.12(b) below (the “Bill Rate Option”) to have interest on all or a portion of the Australian Revolver Loans or the Australian Floorplan Loans be charged (whether at the time when made (unless otherwise provided herein), upon conversion from an Australian Base Rate Loan to an Australian Bill Rate Loan, or upon continuation of an Australian Bill Rate Loan as an Australian Bill Rate Loan) at a rate of interest based upon the Australian Bill Rate. Interest on U.S. SOFR Rate Loans and Australian Bill Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto; provided, that, subject to the following clauses (ii) and (iii), in the case of any Interest Period greater than 3 months in duration, interest shall be payable at 3 month intervals after the commencement of the applicable Interest Period and on the last day of such Interest Period), (ii) the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof, or (iii) the date on which this Agreement is terminated pursuant to the terms hereof. On the last day of each applicable Interest Period, unless U.S. Borrowers and Australian Borrowers have properly exercised the SOFR Option or the Bill Rate Option, as with respect thereto, the interest rate applicable to such U.S. SOFR Rate Loan or Australian Bill Rate Loan, as applicable, automatically shall convert to the rate of interest then applicable to U.S. Base Rate Loans or Australian Base Rate Loans, as applicable of the same type hereunder. At any time that an Event of Default has occurred and is continuing, at the written election of Agent or the applicable Required Lenders, U.S. Borrowers and Australian Borrowers no longer shall have the option to request that Revolver Loans or Floorplan Loans bear interest at a rate based upon Term SOFR or Australian Bill Rate. (b) SOFR Election/Australian Bill Rate Election. (i) Borrowers may, at any time and from time to time, so long as Borrowers have not received a notice from Agent (which notice Agent may elect to give or not give in its discretion unless Agent is directed to give such notice by the applicable Required Lenders, in which case, it shall give the notice to Borrowers), after the occurrence and during the continuance of an Event of Default, to terminate the right of Borrowers to exercise the SOFR Option and/or Bill Rate Option during the continuance of such Event of Default, elect to exercise the SOFR Option and/or Bill Rate Option by notifying Agent prior to 11:00 a.m. at least 3 Business Days prior to the commencement of the proposed Interest Period (the “Rate Option Deadline”). Notice of Borrowers’ election of the SOFR Option or Bill Rate Option for a permitted portion of the Revolver Loans or the Floorplan Loans and an Interest Period pursuant to this Section shall be made by delivery to Agent of a SOFR Notice or Bill Rate Notice, as applicable, received by Agent before the Rate Option Deadline, as applicable, or by telephonic notice received by Agent before the Rate Option Deadline (to be confirmed by delivery to Agent of a SOFR Notice or Bill Rate Notice received by Agent prior to 5:00 p.m. on the same day). Promptly upon its receipt of each such SOFR Notice or Bill Rate Notice, Agent shall provide a copy thereof to each of the affected Lenders.

45 (ii) Each SOFR Notice and Bill Rate Notice shall be irrevocable and binding on Borrowers. In connection with each U.S. SOFR Rate Loan and Australian Bill Rate Loan, Borrowers shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense actually incurred by Agent or any Lender as a result of (A) the payment of any principal of any U.S. SOFR Rate Loan or Australian Bill Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (B) the conversion of any U.S. SOFR Rate Loan or Australian Bill Rate Loan other than on the last day of the Interest Period applicable thereto, (C) the failure to borrow, convert, continue or prepay any U.S. SOFR Rate Loan or Australian Bill Rate Loan on the date specified in any SOFR Notice or Bill Rate Notice delivered pursuant hereto, or (D) any assignments made pursuant to Sections 2.3(g)(i), 2.13(b) or 14.2 (such losses, costs, or expenses, “Funding Losses”). A certificate of Agent or a Lender delivered to Borrowers setting forth in reasonable detail any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section 2.12 shall be conclusive absent manifest error. Borrowers shall pay such amount to Agent or the Lender, as applicable, within 30 days of the date of its receipt of such certificate. (iii) Unless Agent, in its sole discretion, agrees otherwise, Borrowers shall have not more than 5 SOFR Rate Loans and 3 Australian Bill Rate Loans in effect at any given time. Borrowers only may exercise the SOFR Option for proposed U.S. SOFR Rate Loans and Bill Rate Option for proposed Australian Bill Rate Loans of at least $1,000,000. (iv) Notwithstanding anything contained herein to the contrary, (1) so long as Borrowers have not received a notice from Agent (which notice Agent may elect to give or not give in its discretion unless Agent is directed to give such notice by the applicable Required Lenders, in which case, it shall give the notice to Borrowers), after the occurrence and during the continuance of an Event of Default, to terminate the applicability of this Section 2.12(b)(iv), Borrowers shall be deemed to have elected that all U.S. Revolver Loans and U.S. Floorplan Loans (including Swing Loans, but excluding (A) Extraordinary Advances and (B) U.S. Revolver Loans and U.S. Floorplan Loans that U.S. Borrowers have affirmatively elected to be U.S. Base Rate Loans or U.S. SOFR Rate Loans in accordance with the provisions of this Agreement) outstanding during each month shall automatically constitute Loans bearing interest at Term SOFR with an Interest Period of 1 month commencing on the first day of such month (all such Loans accruing interest as set forth in this Section 2.12(b)(iv), “Floating U.S. SOFR Rate Loans”) and (2) interest in respect of Floating U.S. SOFR Rate Loans shall be due and payable, in arrears, on the first day of each month. For the sake of clarity, Floating U.S. SOFR Rate Loans shall constitute U.S. SOFR Rate Loans for all purposes of this agreement (including, without limitation, Section 2.6), provided that (x) Borrowers shall not be required to request Floating U.S. SOFR Rate Loans 3 Business Days prior to the Funding Date thereof, (y) Borrowers shall not be required to exercise the SOFR Option with respect to Floating U.S. SOFR Rate Loans, and (z) the requirements in respect of U.S. SOFR Rate Loans set forth in Section 2.12(b)(iii) shall not apply to Floating U.S. SOFR Rate Loans. (c) Conversion. Borrowers may convert U.S. SOFR Rate Loans to U.S. Base Rate Loans at any time and convert Australian Bill Rate Loans to Australian Base Rate Loans at any time; provided, that in the event that U.S. SOFR Rate Loans or Australian Bill Rate Loans are converted or prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any prepayment through the required application by Agent of any payments or proceeds of Collateral in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, Borrowers shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with Section 2.12 (b)(ii).

46 (d) Special Provisions Applicable to Term SOFR. (i) If any Change in Law shall: (A) impose, modify or deem applicable any reserve, liquidity, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or Issuing Bank; (B) subject any Recipient to Taxes (other than (i) Indemnified Taxes, (ii) Taxes described the definition of Excluded Taxes, and (iii) Connection Income Taxes) with respect to any Loan, Letter of Credit, Commitment or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (C) impose on any Lender, Issuing Bank or interbank market any other condition, cost or expense affecting any Loan, Letter of Credit, participation in Letters of Credit, Commitment or Loan Document; and the result thereof shall be to increase the cost to a Lender of making or maintaining any Loan or its Commitment, or converting to or continuing any interest option for a Loan, or to increase the cost to a Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by a Lender or Issuing Bank hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or Issuing Bank, Borrowers will pay to it such additional amount(s) as will compensate it for the additional costs incurred or reduction suffered. (ii) If a Lender or Issuing Bank determines that a Change in Law affecting it or its holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender's, Issuing Bank's or holding company's capital as a consequence of this Agreement, or such Lender's or Issuing Bank's Commitment, Loans, Letters of Credit or participations in Letters of Credit or Loans, to a level below that which such Lender, Issuing Bank or holding company could have achieved but for such Change in Law (taking into consideration its policies with respect to capital adequacy), then from time to time Borrowers will pay to such Lender or Issuing Bank, as the case may be, such additional amounts as will compensate it or its holding company for the reduction suffered. (iii) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to clauses (i), (ii) and (iii) above shall not constitute a waiver of its right to demand such compensation, but Borrowers shall not be required to compensate a Lender or Issuing Bank for any increased costs or reductions suffered more than nine months (plus any period of retroactivity of the Change in Law giving rise to the demand) prior to the date that the Lender or Issuing Bank notifies Borrowers of the applicable Change in Law and of such Lender's or Issuing Bank's intention to claim compensation therefor. (iv) If any Lender determines that any applicable law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to perform any of its obligations hereunder, to make, maintain, issue, fund or commit to, participate in, or charge applicable interest or fees with respect to any Loan or Letter of Credit, or to determine or charge interest or fees based on SOFR, Term SOFR or Australian Bill Rate then, on notice thereof by such Lender to Agent, (a) any obligation of such Lender to perform such obligations,

47 to make, maintain, issue, fund, commit to or participate in the Loan or Letter of Credit (or to charge interest or fees otherwise applicable thereto), or to continue or convert Loans as U.S. SOFR Rate Loans or Australian Bill Rate Loans, as applicable, shall be suspended and Borrowers shall make such appropriate accommodations regarding affected Letters of Credit as Agent or such Lender may reasonably request, as applicable, (b) if such notice asserts the illegality of such Lender to make or maintain U.S. Base Rate Loans whose interest rate is determined by reference to Term SOFR, the interest rate applicable to such Lender's U.S. Base Rate Loans shall, as necessary to avoid such illegality, be determined by Agent without reference to the Term SOFR component of Base Rate, in each case until such Lender notifies Agent that the circumstances giving rise to Lender's determination no longer exist. Upon delivery of such notice, Borrowers shall prepay or convert U.S. SOFR Rate Loans of such Lender to U.S. Base Rate Loans and the Australian Bill Rate Loans of such Lender to Australian Base Rate Loans, as applicable, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain the Loan and charge applicable interest to such day, or immediately, if such Lender cannot so maintain the Loan. Upon any prepayment or conversion of a Loan pursuant to this Section, Borrowers shall also pay accrued interest on the amount so prepaid or converted. 2.13 Inability to Determine Rates. (a) Inability to Determine Rates. (i) If in connection with any request for a U.S. SOFR Rate Loan or a conversion to or continuation thereof, as applicable, (a) Agent determines (which determination shall be conclusive absent manifest error) that (i) no Successor Rate has been determined in accordance with clause (b) below, and the circumstances under clause (b)(i)(A) below or the Scheduled Unavailability Date has occurred (as applicable), or (ii) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed U.S. SOFR Rate Loan or in connection with an existing or proposed U.S. Base Rate Loan, or (b) Agent or U.S. Required Lenders determine that for any reason Term SOFR for any requested Interest Period with respect to a proposed U.S. SOFR Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, Agent will promptly so notify U.S. Borrowers and Lenders. Thereafter, (x) the obligation of Lenders to make, maintain, or convert U.S. Base Rate Loans to, U.S. SOFR Rate Loans shall be suspended (to the extent of the affected U.S. SOFR Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of Base Rate, the utilization of such component in determining Base Rate shall be suspended, in each case until Agent (or, in the case of a determination by U.S. Required Lenders described above, until Agent upon instruction of U.S. Required Lenders) revokes such notice. Upon receipt of such notice, (I) U.S. Borrowers may revoke any pending request for a Borrowing, conversion or continuation of U.S. SOFR Rate Loans (to the extent of the affected U.S. SOFR Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for U.S. Base Rate Loans, and (II) any outstanding U.S. SOFR Rate Loans shall convert to U.S. Base Rate Loans at the end of their respective Interest Periods. (ii) If in connection with any request for a Australian Bill Rate Loan or a conversion to or continuation thereof, as applicable, (a) Agent determines (which determination shall be conclusive absent manifest error) that (i) adequate and reasonable means do not exist for ascertaining one, three and six month interest periods of the Australian Bill Rate, including because the applicable Reuters screen rate is not available or published on a current basis, and such circumstances are unlikely to be temporary or (ii) adequate and reasonable means do not otherwise

48 exist for determining the Australian Bill Rate for any requested Interest Period with respect to a proposed Australian Bill Rate Loan or (b) Agent or Australian Required Lenders determine that for any reason the Australian Bill Rate for any requested Interest Period with respect to a proposed Australian Bill Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, Agent will promptly so notify Australian Borrowers and Lenders. Thereafter, the obligation of Lenders to make or maintain Australian Bill Rate Loans shall be suspended (to the extent of the affected Australian Bill Rate Loans or Interest Periods) until Agent (or, in the case of a determination by Australian Required Lenders described above, until Agent upon instruction of Australian Required Lenders) revokes such notice. Upon receipt of such notice, Australian Borrowers may revoke any pending request for a Borrowing or continuation of Australian Rate Loans (to the extent of the affected Australian Bill Rate Loans or Interest Periods) or, failing that, will, at the request of Agent, repay the Australian Bill Rate Loans in full (to the extent of the affected Australian Bill Rate Loans or Interest Periods). (b) Successor Rates. (i) Notwithstanding anything to the contrary in any Loan Document, if Agent determines (which determination shall be conclusive absent manifest error), or Borrower Agent or U.S. Required Lenders notify Agent (with, in the case of the U.S. Required Lenders, a copy to Borrower Agent) that U.S. Borrowers or U.S. Required Lenders (as applicable) have determined, that: (A) adequate and reasonable means do not exist for ascertaining one, three and six month interest periods of Term SOFR, including because the Term SOFR Screen Rate is not available or published on a current basis, and such circumstances are unlikely to be temporary; or (B) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over Agent, CME or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one, three and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided, that at the time of such statement, there is no successor administrator satisfactory to Agent that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one, three and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, “Scheduled Unavailability Date”); then, on a date and time determined by Agent (any such date, “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (b) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any other applicable Loan Document with Daily Simple SOFR plus the SOFR Adjustment, for any payment period for interest calculated that can be determined by Agent, in each case, without any amendment to, or further action or consent of any other party to, any Loan Document (“Successor Rate”). If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest will be payable on a monthly basis. Notwithstanding anything to the contrary herein, (x) if Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date or (y) if the events or circumstances of the type described in clauses (a) or (b) above have occurred with respect to the Successor Rate then in

49 effect, then in each case, Agent and U.S. Borrowers may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for such alternative benchmarks in similar U.S. dollar denominated syndicated credit facilities syndicated and agented in the United States and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for such benchmarks in similar U.S. dollar denominated credit facilities syndicated and agented in the United States, which adjustment or method for calculating such adjustment shall be published on an information service selected by Agent from time to time in its discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a Successor Rate. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after Agent posts such proposed amendment to all Lenders and U.S. Borrowers unless, prior to such time, U.S. Required Lenders deliver to Agent written notice that U.S. Required Lenders object to the amendment. (ii) Notwithstanding anything to the contrary in any Loan Document, if Agent determines (which determination shall be conclusive absent manifest error), or Borrower Agent or Australian Required Lenders notify Agent (with, in the case of the Australian Required Lenders, a copy to Borrower Agent) that Australian Borrowers or Australian Required Lenders (as applicable) have determined, that: (A) adequate and reasonable means do not exist for ascertaining one, three and six month interest periods of the Australian Bill Rate, including because the applicable Reuters screen rate is not available or published on a current basis, and such circumstances are unlikely to be temporary; or (B) Reuters or any successor administrator of the applicable screen rate or a Governmental Authority having jurisdiction over Agent, has made a public statement identifying a specific date after which one, three and six month interest periods of the Australian Bill Rate shall or will no longer be made available or permitted to be used for determining the interest rate of Australian dollar denominated syndicated loans, or shall or will otherwise cease, provided, that at the time of such statement, there is no successor administrator satisfactory to Agent that will continue to provide such interest periods of Australian Bill Rate after such specific date (the latest date on which one, three and six month interest periods of the Australian Bill Rate are no longer available permanently or indefinitely, “Scheduled Australian Bill Rate Unavailability Date”); then, on a date and time determined by Agent (any such date, “Australian Bill Rate Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (b) above, no later than the Scheduled Australian Bill Rate Unavailability Date, Agent and Australian Borrowers may amend this Agreement solely for the purpose of replacing the Australian Bill Rate hereunder and under any other applicable Loan Document with an alternative benchmark rate giving due consideration to any evolving or then existing convention for such alternative benchmarks in similar Australian dollar denominated syndicated credit facilities syndicated and agented in the United States and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for such benchmarks in similar Australian dollar denominated credit facilities syndicated and agented in the United States, which adjustment or method for calculating such adjustment shall be published on an information service selected by Agent from time

50 to time in its discretion and may be periodically updated, in each case, without any amendment to, or further action or consent of any other party to, any Loan Document (“Australian Successor Rate”). Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after Agent posts such proposed amendment to all Lenders and Australian Borrowers unless, prior to such time, Australian Required Lenders deliver to Agent written notice that Australian Required Lenders object to the amendment. Agent will promptly (in one or more notices) notify Borrowers and Lenders of implementation of any Successor Rate or Australian Successor Rate. A Successor Rate or an Australian Successor Rate shall be applied in a manner consistent with market practice; provided, that to the extent market practice is not administratively feasible for Agent, the Successor Rate or Australian Successor Rate shall be applied in a manner as otherwise reasonably determined by Agent. Notwithstanding anything else herein, if at any time any Successor Rate or Australian Successor Rate as so determined would otherwise be less than zero, the Successor Rate or Australian Successor Rate, as applicable, will be deemed to be zero for all purposes of the Loan Documents. 2.14 General Accordion. (a) At any time during the period from and after the Closing Date through but excluding the Maturity Date, at the option of Borrowers (but subject to the conditions set forth in clause (b) below), the Australian Revolver Commitments, U.S. Revolver Commitments, Australian Maximum Revolver Amount and the U.S. Maximum Revolver Amount or the Australian Floorplan Commitments, U.S. Floorplan Commitments, Australian Maximum Floorplan Amount and the U.S. Maximum Floorplan Amount may be increased by an amount in the aggregate for all such increases not to exceed the Available Increase Amount (each such increase, an “Increase”). Agent shall invite each Lender to increase its applicable Revolver Commitments or its applicable Floorplan Commitments (as the case may be) (it being understood that no Lender shall be obligated to increase its applicable Revolver Commitments or its applicable Floorplan Commitments) in connection with a proposed Increase at the interest margin proposed by Borrowers, and if sufficient Lenders do not agree to increase their applicable Revolver Commitments and/or their applicable Floorplan Commitments (as the case may be) in connection with such proposed Increase, then Agent or Borrowers may invite any prospective lender who is reasonably satisfactory to Agent and Borrowers to become a Lender in connection with a proposed Increase. Any Increase shall be in an amount of at least $10,000,000 and integral multiples of $5,000,000 in excess thereof. In no event may Australian Revolver Commitments, U.S. Revolver Commitments, Australian Maximum Revolver Amount and the U.S. Maximum Revolver Amount or the Australian Floorplan Commitments, U.S. Floorplan Commitments, Australian Maximum Floorplan Amount and the U.S. Maximum Floorplan Amount be increased pursuant to this Section 2.14 on more than 4 occasions in the aggregate for all such Increases. Additionally, for the avoidance of doubt, it is understood and agreed that in no event shall the aggregate amount of the Increases to the Australian Revolver Commitments, U.S. Revolver Commitments, Australian Maximum Revolver Amount and the U.S. Maximum Revolver Amount or the Australian Floorplan Commitments, U.S. Floorplan Commitments, Australian Maximum Floorplan Amount and the U.S. Maximum Floorplan Amount exceed $100,000,000. (b) Each of the following shall be conditions precedent to any Increase of the Australian Revolver Commitments, U.S. Revolver Commitments, Australian Maximum Revolver Amount and the U.S. Maximum Revolver Amount or any Increase of the Australian Floorplan Commitments, U.S. Floorplan Commitments, Australian Maximum Floor plan Amount and the U.S. Maximum Floorplan Amount in connection therewith:

51 (i) Agent or Borrowers have obtained the commitment of one or more Lenders (or other prospective lenders) reasonably satisfactory to Agent and Borrowers to provide the applicable Increase and any such Lenders (or prospective lenders), Borrowers, and Agent have signed a joinder agreement to this Agreement (an “Increase Joinder”), in form and substance reasonably satisfactory to Agent, to which such Lenders (or prospective lenders), Borrowers, and Agent are party, (ii) each of the conditions precedent set forth in Section 3.2 are satisfied, (iii) Borrowers shall have delivered to Agent and Lenders a certificate dated as of the date of such Increase certifying that such Increase and the related incurrence of Indebtedness (assuming, for purposes of such certification, that the commitments related to such Increase are fully drawn) are permitted under the terms of the documents evidencing the DLL Floorplan Indebtedness, the CNH Floorplan Indebtedness and any other Indebtedness of the Loan Parties involving an aggregate amount of $10,000,000 or more, and (iv) Borrowers shall have reached agreement with the Lenders (or prospective lenders) agreeing to the increased Australian Revolver Commitments, U.S. Revolver Commitments, Australian Floorplan Commitments or increased U.S. Floorplan Commitments with respect to the interest margins applicable to Australian Revolver Loans or U.S. Revolver Loans to be made pursuant to the increased Australian Revolver Commitments, U.S. Revolver Commitments, Australian Floorplan Loans or U.S. Floorplan Loans to be made pursuant to the increased Australian Floorplan Commitments or U.S. Floorplan Commitments (which interest margins may be (A) with respect to Australian Revolver Loans or U.S. Revolver Loans made pursuant to the increased Australian Revolver Commitments or U.S. Revolver Commitments, higher than or equal to the interest margins applicable to Australian Revolver Commitments or U.S. Revolver Commitments set forth in this Agreement immediately prior to the date of the increased Australian Revolver Commitments or U.S. Revolver Commitments, and (B) with respect to Australian Floorplan Loans and U.S. Floorplan Loans made pursuant to the increased Australian Floorplan Commitments or U.S. Floorplan Commitments, higher than or equal to the interest margins applicable to Australian Floorplan Loans or U.S. Floorplan Loans set forth in this Agreement immediately prior to the date of the increased Australian Floorplan Commitments or U.S. Floorplan Commitments, as applicable (the date of the effectiveness of the increased Australian Revolver Commitments, U.S. Revolver Commitments, Australian Maximum Revolver Amount and the U.S. Maximum Revolver Amount or the increased Australian Floorplan Commitments, U.S. Floorplan Commitments, Australian Maximum Floorplan Amount and the U.S. Maximum Floorplan Amount, as applicable, the “Increase Date”)) and shall have communicated the amount of such interest margins to Agent. Any Increase Joinder may, with the consent of Agent, Borrowers and the Lenders or prospective lenders agreeing to the proposed Increase, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate to effectuate the provisions of this Section 2.14 (including any amendment necessary to effectuate the interest margins for the U.S. Revolver Loans and Australian Revolver Loans to be made pursuant to the increased U.S. Revolver Commitments, Australian Revolver Commitments, Australian Floorplan Loans or the U.S. Floorplan Loans to be made pursuant to the increased U.S. Floorplan Commitments and Australian Floorplan Commitments, as applicable). Anything to the contrary contained herein notwithstanding, if the interest margin that is to be applicable to the U.S. Revolver Loans and/or Australian Revolver Loans, as applicable, to be made pursuant to the increased U.S. Revolver Commitments and/or Australian Revolver Commitments, as applicable, or the U.S. Floorplan Loans and/or Australian Floorplan Loans, as applicable, to be made pursuant to the increased U.S. Floorplan Commitments and/or Australian Floorplan Commitments, as applicable, (as the case may be) are higher than the interest margin applicable to the U.S. Revolver Loans, Australian Revolver

52 Loans, U.S. Floorplan Loans or the Australian Floorplan Loans hereunder (as applicable) immediately prior to the applicable Increase Date (the amount by which the interest margin is higher, the “Excess”), then the interest margin applicable to the U.S. Revolver Loans, Australian Revolver Loans, U.S. Floorplan Loans or the Australian Floorplan Loans (as the case may be) immediately prior to the Increase Date shall be increased by the amount of the Excess, effective on the applicable Increase Date, and without the necessity of any action by any party hereto. (c) Unless otherwise specifically provided herein, (i) all references in this Agreement and any other Loan Document to U.S. Revolver Loans and/or Australian Revolver Loans, as applicable, shall be deemed, unless the context otherwise requires, to include U.S. Revolver Loans and/or Australian Revolver Loans, as applicable, made pursuant to the increased U.S. Revolver Commitments, Australian Revolver Commitments, U.S. Maximum Revolver Amount, and Australian Maximum Revolver Amount, as applicable, pursuant to this Section 2.14, and (ii) all references in this Agreement and any other Loan Document to U.S. Floorplan Loans and/or Australian Floorplan Loans shall be deemed, unless the context otherwise requires, to include U.S. Floorplan Loans and/or Australian Floorplan Loans, as applicable, made pursuant to the increased U.S. Floorplan Commitments, Australian Floorplan Commitments, U.S. Maximum Floorplan Amount and Australian Maximum Floorplan Amount pursuant to this Section 2.14. (d) Each of the Lenders having a U.S. Commitment and/or Australian Commitment, as applicable, prior to the Increase Date (the “Pre-Increase Lenders”) shall assign to any Lender which is acquiring a new or additional U.S. Commitment and/or Australian Commitment, as applicable, on the Increase Date (the “Post-Increase Lenders”), and such Post-Increase Lenders shall purchase from each Pre-Increase Lender, at the principal amount thereof, such interests in the U.S. Revolver Loans, Australian Revolver Loans, U.S. Floorplan Loans and the Australian Floorplan Loans, as applicable, on such Increase Date as shall be necessary in order that, after giving effect to all such assignments and purchases, (i) such U.S. Revolver Loans, Australian Revolver Loans, U.S. Floorplan Loans and the Australian Floorplan Loans, as applicable, will be held by Pre-Increase Lenders and Post-Increase Lenders ratably in accordance with their Pro Rata Share after giving effect to such increased U.S. Commitments and/or Australian Commitments, as applicable, and (ii) each Lender shall hold equal Pro Rata Shares of (x) the U.S. Revolver Commitments (and U.S. Revolver Loans) and the U.S. Floorplan Commitments (and U.S. Floorplan Loans), (y) the Australian Revolver Commitments (and Australian Revolver Loans) and the Australian Floorplan Commitments (and Australian Floorplan Loans), and (z) the U.S. Revolver Commitments and the Australian Revolver Commitments (and U.S. Revolver Loans and the Australian Revolver Commitments), the U.S. Floorplan Commitments and the Australian Floorplan Commitments (and the U.S. Floorplan Loans and the Australian Floorplan Loans). (e) The U.S. Revolver Loans, Australian Revolver Loans, U.S. Revolver Commitments, Australian Revolver Commitments, the U.S. Maximum Revolver Amount and the Australian Maximum Revolver Amount, as applicable, established pursuant to this Section 2.14 shall constitute U.S. Revolver Loans, Australian Revolver Loans, U.S. Revolver Commitments, Australian Revolver Commitments, the U.S. Maximum Revolver Amount and Australian Maximum Revolver Amount, as applicable, under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. The U.S. Floorplan Loans, Australian Floorplan Loans, U.S. Floorplan Commitments, Australian Floorplan Commitments, U.S. Maximum Floorplan Amount and Australian Maximum Floorplan Amount, as applicable, established pursuant to this Section 2.14 shall constitute U.S. Floorplan Loans, Australian Floorplan Loans, U.S.

53 Floorplan Commitments, Australian Floorplan Commitments, U.S. Maximum Floorplan Amount and Australian Maximum Floorplan Amount, as applicable, under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. Borrowers shall take any actions reasonably required by Agent to ensure and demonstrate that the Liens and security interests granted by the Loan Documents continue to be perfected under the Code or the Australian PPSA, as applicable, or otherwise after giving effect to the establishment of any such new U.S. Revolver Commitments, Australian Revolver Commitments, U.S. Maximum Revolver Amount, and Australian Maximum Revolver Amount or new U.S. Floorplan Commitments, Australian Floorplan Commitments, U.S. Maximum Floorplan Amount and Australian Maximum Floorplan Amount. 2.15 Additional Accordion. (a) Upon notice from U.S. Borrowers to Agent that the DLL Floorplan Indebtedness has been paid in full and all related commitments have been terminated, in lieu of incurring Refinancing Indebtedness in respect of such DLL Floorplan Indebtedness with a third party provider and not for any other purpose, at the option of U.S. Borrowers (but subject to the conditions set forth in clause (b) below), the U.S. Revolver Commitments and the U.S. Maximum Revolver Amount or the U.S. Floorplan Commitments and the U.S. Maximum Floorplan Amount may be increased by an amount in the aggregate for all such increases of the U.S. Revolver Commitments and the U.S. Maximum Revolver Amount and the U.S. Floorplan Commitments and the U.S. Maximum Floorplan Amount not to exceed $200,000,000 (each such increase, an “Additional Increase”). Agent shall invite each U.S. Lender to increase its U.S. Revolver Commitments or its U.S. Floorplan Commitments (as the case may be) (it being understood that no U.S. Lender shall be obligated to increase its U.S. Revolver Commitments or its U.S. Floorplan Commitments) in connection with a proposed Additional Increase at the interest margin proposed by U.S. Borrowers, and if sufficient U.S. Lenders do not agree to increase their Revolver Commitments or their Floorplan Commitments (as the case may be) in connection with such proposed Additional Increase, then Agent or U.S. Borrowers may invite any prospective lender who is reasonably satisfactory to Agent and U.S. Borrowers to become a U.S. Lender in connection with a proposed Additional Increase. Any Additional Increase shall be in an amount of at least $20,000,000 and integral multiples of $5,000,000 in excess thereof. In no event may the U.S. Revolver Commitments and the U.S. Maximum Revolver Amount and the U.S. Floorplan Commitments and the U.S. Maximum Floorplan Amount be increased pursuant to this Section 2.15 on more than 1 occasion. Additionally, for the avoidance of doubt, it is understood and agreed that in no event shall the aggregate amount of the Additional Increases to the U.S. Revolver Commitments and the U.S. Floorplan Commitments exceed $200,000,000. (b) Each of the following shall be conditions precedent to any Additional Increase of the U.S. Revolver Commitments and the U.S. Maximum Revolver Amount or any Additional Increase of the U.S. Floorplan Commitments and the U.S. Maximum Floorplan Amount in connection therewith: (i) Agent or U.S. Borrowers have obtained the commitment of one or more U.S. Lenders (or other prospective lenders) reasonably satisfactory to Agent and U.S. Borrowers to provide the applicable Additional Increase and any such U.S. Lenders (or prospective lenders), U.S. Borrowers, and Agent have signed a joinder agreement to this Agreement (an “Additional Increase Joinder”), in form and substance reasonably satisfactory to Agent, to which such U.S. Lenders (or prospective lenders), U.S. Borrowers, and Agent are party,

54 (ii) each of the conditions precedent set forth in Section 3.2 are satisfied, (iii) U.S. Borrowers shall have delivered to Agent and Lenders a certificate dated as of the date of such Additional Increase certifying that such Additional Increase and the related incurrence of Indebtedness (assuming, for purposes of such certification, that the commitments related to such Additional Increase are fully drawn) are permitted under the terms of the documents evidencing the CNH Floorplan Indebtedness and any other Indebtedness of the Loan Parties involving an aggregate amount of $10,000,000 or more, and (iv) U.S. Borrowers shall have reached agreement with the U.S. Lenders (or prospective lenders) agreeing to the increased U.S. Revolver Commitments or increased U.S. Floorplan Commitments with respect to the interest margins applicable to U.S. Revolver Loans to be made pursuant to the increased U.S. Revolver Commitments or U.S. Floorplan Loans to be made pursuant to the increased U.S. Floorplan Commitments (which interest margins may be (A) with respect to U.S. Revolver Loans made pursuant to the increased U.S. Revolver Commitments, higher than or equal to the interest margins applicable to U.S. Revolver Loans set forth in this Agreement immediately prior to the date of the increased U.S. Revolver Commitments, and (B) with respect to U.S. Floorplan Loans made pursuant to the increased U.S. Floorplan Commitments, higher than or equal to the interest margins applicable to U.S. Floorplan Loans set forth in this Agreement immediately prior to the date of the increased U.S. Floorplan Commitments, as applicable (the date of the effectiveness of the increased U.S. Revolver Commitments and the U.S. Maximum Revolver Amount or the increased U.S. Floorplan Commitments and the U.S. Maximum Floorplan Amount, as applicable, the “Additional Increase Date”)) and shall have communicated the amount of such interest margins to Agent. Any Increase Joinder may, with the consent of Agent, U.S. Borrowers and the U.S. Lenders or prospective lenders agreeing to the proposed Additional Increase, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate to effectuate the provisions of this Section 2.15 (including any amendment necessary to effectuate the interest margins for the Revolver Loans to be made pursuant to the increased U.S. Revolver Commitments or the U.S. Floorplan Loans to be made pursuant to the increased U.S. Floorplan Commitments). Anything to the contrary contained herein notwithstanding, if the interest margin that is to be applicable to the U.S. Revolver Loans to be made pursuant to the increased U.S. Revolver Commitments or the U.S. Floorplan Loans to be made pursuant to the increased U.S. Floorplan Commitments (as the case may be) are higher than the interest margin applicable to the U.S. Revolver Loans or the U.S. Floorplan Loans hereunder (as applicable) immediately prior to the applicable Increase Date (the amount by which the interest margin is higher, the “Additional Increase Excess”), then the interest margin applicable to the U.S. Revolver Loans or the U.S. Floorplan Loans (as the case may be) immediately prior to the Additional Increase Date shall be increased by the amount of the Additional Increase Excess, effective on the applicable Additional Increase Date, and without the necessity of any action by any party hereto. (c) Unless otherwise specifically provided herein, (i) all references in this Agreement and any other Loan Document to U.S. Revolver Loans shall be deemed, unless the context otherwise requires, to include U.S. Revolver Loans made pursuant to the increased U.S. Revolver Commitments and U.S. Maximum Revolver Amount pursuant to this Section 2.15, and (ii) all references in this Agreement and any other Loan Document to U.S. Floorplan Loans shall be deemed, unless the context otherwise requires, to include U.S. Floorplan Loans made pursuant to the increased U.S. Floorplan Commitments and U.S. Maximum Floorplan Amount pursuant to this Section 2.15.

55 (d) Each of the Lenders having a U.S. Commitment prior to the Additional Increase Date (the “Pre-Increase Additional Lenders”) shall assign to any U.S. Lender which is acquiring a new or additional U.S. Commitment on the Additional Increase Date (the “Post-Increase Additional Lenders”), and such Post-Increase Additional Lenders shall purchase from each Pre-Increase Additional Lender, at the principal amount thereof, such interests in the U.S. Revolver Loans and the U.S. Floorplan Loans on such Additional Increase Date as shall be necessary in order that, after giving effect to all such assignments and purchases, (i) such U.S. Revolver Loans and such U.S. Floorplan Loans will be held by Pre-Increase Additional Lenders and Post-Increase Additional Lenders ratably in accordance with their Pro Rata Share after giving effect to such increased U.S. Commitments and (ii) each U.S. Lender shall hold equal Pro Rata Shares of the U.S. Revolver Commitments (and U.S. Revolver Loans) and the U.S. Floorplan Commitments (and U.S. Floorplan Loans). (e) The U.S. Revolver Loans, U.S. Revolver Commitments, and U.S. Maximum Revolver Amount established pursuant to this Section 2.15 shall constitute U.S. Revolver Loans, U.S. Revolver Commitments, and U.S. Maximum Revolver Amount under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. The U.S. Floorplan Loans, U.S. Floorplan Commitments, and U.S. Maximum Floorplan Amount established pursuant to this Section 2.15 shall constitute U.S. Floorplan Loans, U.S. Floorplan Commitments, and U.S. Maximum Floorplan Amount under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. The applicable Borrowers shall take any actions reasonably required by Agent to ensure and demonstrate that the Liens and security interests granted by the Loan Documents continue to be perfected under the Code or the Australian PPSA, as applicable, or otherwise after giving effect to the establishment of any such new U.S. Revolver Commitments and U.S. Maximum Revolver Amount or new U.S. Floorplan Commitments and U.S. Maximum Floorplan Amount. 3 CONDITIONS; TERM OF AGREEMENT. 3.1 Conditions Precedent to the Initial Extension of Credit. The obligation of each Lender to make the initial extensions of credit provided for hereunder is subject to the fulfillment, to the satisfaction of Agent and each Lender, of each of the conditions precedent set forth on Schedule 3.1 (the making of such initial extensions of credit by a Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent). 3.2 Conditions Precedent to all Extensions of Credit. The obligation of the Lender Group (or any member thereof) to make any Revolver Loans or Floorplan Loans hereunder (or to extend any other credit hereunder) at any time shall be subject to the following conditions precedent: (a) the representations and warranties of Borrowers or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and

56 (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof. Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, U.S. Borrowers shall be permitted to borrow U.S. Revolver Loans and U.S. Floorplan Loans on the last day of each fiscal quarter of U.S. Borrowers in an amount in excess of its anticipated cash needs in the ordinary course of business (each such Borrowing, a “Quarter End Borrowing” for purposes of determining Adjusted Excess Availability), in each case so long as each of the following conditions are satisfied (it being understood that the failure to satisfy (A) any of the following conditions at any time shall immediately disqualify such Loans as a Quarter End Borrowing for purposes of determining Adjusted Excess Availability and (B) the condition set forth in clause (iv) below shall constitute an immediate Event of Default under this Agreement): (i) all conditions precedent set forth in this Section 3.2 have been satisfied with respect to such Quarter End Borrowing; (ii) all conditions precedent set forth in this Section 3.2 have been satisfied with respect to such Quarter End Borrowing the amount of such Quarter End Borrowing is within U.S. Borrowers’ borrowing capacity for U.S. Revolver Loans under Section 2.1 and/or U.S. Floorplan Loans under Section 2.2, as applicable, in each case as evidenced by the then applicable U.S. Revolver Borrowing Base Certificate and/or U.S. Floorplan Borrowing Base Certificate, as applicable; (iii) the proceeds of such Quarter End Borrowing are placed into a Deposit Account maintained with Bank of America, which Deposit Account is the subject of the Control Agreement that provides Agent with springing control over such Deposit Account upon a Triggering Event, it being agreed and understood that if Agent has exercised control, U.S. Borrowers shall have no access to such Deposit Account maintaining proceeds of any Quarter End Borrowing while such funds are maintained in such Deposit Account; and (iv) at all times that any Quarter End Borrowing is outstanding, Excess Availability is greater than $25,000,000. 3.3 Maturity. This Agreement shall continue in full force and effect for a term ending on the Maturity Date. 3.4 Effect of Maturity. On the Maturity Date, all commitments of the Lender Group to provide additional credit hereunder shall automatically be terminated and all of the Obligations immediately shall become due and payable without notice or demand and Borrowers shall be required to repay all of the Obligations in full. No termination of the obligations of the Lender Group (other than payment in full of the Obligations and termination of the Commitments) shall relieve or discharge any Loan Party of its duties, obligations, or covenants hereunder or under any other Loan Document and Agent’s and Australian Security Trustee’s Liens in the Collateral shall continue to secure the Obligations and shall remain in effect until all Obligations have been paid in full and the Commitments have been terminated. When all of the Obligations have been paid in full and the Lender Group’s obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrowers’ sole expense, execute and deliver any termination statements, lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, Agent’s and Australian Security Trustee’s Liens and all notices of security interests and liens previously filed by Agent.

57 3.5 Early Termination by Borrowers. Borrowers have the option, at any time upon 10 Business Days prior written notice to Agent, to terminate this Agreement and terminate the Commitments hereunder by repaying to Agent all of the Obligations in full. The foregoing notwithstanding, (a) Borrowers may rescind termination notices relative to proposed payments in full of the Obligations with the proceeds of third party Indebtedness if the closing for such issuance or incurrence does not happen on or before the date of the proposed termination (in which case, a new notice shall be required to be sent in connection with any subsequent termination), and (b) Borrowers may extend the date of termination at any time with the consent of Agent (which consent shall not be unreasonably withheld or delayed). 3.6 Conditions Subsequent. The obligation of the Lender Group (or any member thereof) to continue to make Loans (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of the conditions subsequent set forth on Schedule 3.6 (the failure by Borrowers to so perform or cause to be performed such conditions subsequent as and when required by the terms thereof (unless such date is extended, in writing, by Agent, which Agent may do without obtaining the consent of the other members of the Lender Group), shall constitute an Event of Default). 4 REPRESENTATIONS AND WARRANTIES. In order to induce the Lender Group to enter into this Agreement, each Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Revolver Loan and each Floorplan Loan (or other extension of credit) made thereafter, as though made on and as of the date of such Revolver Loan and each Floorplan Loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement: 4.1 Due Organization and Qualification; Subsidiaries; Fiscal Year Ends. (a) Each Loan Party (i) is duly organized, incorporated and existing and in good standing (to the extent that concept is relevant in its jurisdiction of incorporation) under the laws of the jurisdiction of its organization or incorporation, (ii) is qualified or registered to do business in any state where the failure to be so qualified or registered could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. (b) Set forth on Schedule 4.1(b) (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement) is a complete and accurate description of the authorized Equity Interests of Borrowers, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. No Borrower is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or

58 retire any shares of its Equity Interests or any security convertible into or exchangeable for any of its Equity Interests. (c) Set forth on Schedule 4.1(c) (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement), is a complete and accurate list of the Loan Parties’ direct and indirect Subsidiaries, showing: (i) the number of shares of each class of common and preferred Equity Interests authorized for each of such Subsidiaries, and (ii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Borrowers. All of the outstanding Equity Interests of each such Subsidiary has been validly issued and is fully paid and non-assessable. (d) Except as set forth on Schedule 4.1(d), there are no subscriptions, options, warrants, or calls relating to any shares of Borrower’s or its Subsidiaries’ Equity Interests, including any right of conversion or exchange under any outstanding security or other instrument. (e) Set forth on Schedule 4.1(e) is list of the fiscal year ends for each Loan Party and each Subsidiary. 4.2 Due Authorization; No Conflict. (a) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party. (b) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contract of any Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any material contract of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material contract, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect. 4.3 Governmental Consents. The execution, delivery, and performance by each Loan Party of the Loan Documents to which such Loan Party is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date.

59 4.4 Binding Obligations; Perfected Liens. (a) Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. (b) Agent’s and Australian Security Trustee’s Liens are validly created, perfected (other than (i) in respect of motor vehicles that are subject to a certificate of title, (ii) money, (iii) letter- of-credit rights (other than supporting obligations), (iv) commercial tort claims (other than those that, by the terms of the Guaranty and Security Agreement, are required to be perfected), and (v) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 7(k)(iv) of the Guaranty and Security Agreement, and subject only to the filing of financing statements, the recordation of the Copyright Security Agreement, the Patent Security Agreement and/or the Trademark Security Agreement, if any, and the recordation of the Mortgages, in each case, in the appropriate filing offices), and first priority Liens, subject only to Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens, or the interests of lessors under Capital Leases. 4.5 Title to Assets; No Encumbrances. Each of the Loan Parties and its Subsidiaries has (a) good, sufficient and legal title to (in the case of fee interests in Real Property), (b) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (c) good and marketable title to (in the case of all other personal property), all of their respective assets reflected in their most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements to the extent permitted hereby. All of such assets are free and clear of Liens except for Permitted Liens. 4.6 Litigation. (a) There are no actions, suits, or proceedings pending or, to the knowledge of Borrowers, after due inquiry, threatened in writing against a Loan Party or any of its Subsidiaries that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect. (b) Schedule 4.6 sets forth a complete and accurate description, with respect to each of the actions, suits, or proceedings with asserted liabilities in excess of, or that could reasonably be expected to result in liabilities in excess of, $250,000 that, as of the Closing Date, is pending or, to the knowledge of Borrowers, after due inquiry, threatened against a Loan Party or any of its Subsidiaries, of (i) the parties to such actions, suits, or proceedings, (ii) the nature of the dispute that is the subject of such actions, suits, or proceedings, (iii) the procedural status, as of the Closing Date, with respect to such actions, suits, or proceedings, and (iv) whether any liability of the Loan Parties’ and their Subsidiaries in connection with such actions, suits, or proceedings is covered by insurance. 4.7 Compliance with Laws. No Loan Party nor any of its Subsidiaries (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department,

60 commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. 4.8 No Material Adverse Effect. All historical financial statements relating to the Loan Parties and their Subsidiaries that have been delivered by Borrowers to Agent have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, the Loan Parties’ and their Subsidiaries’ consolidated financial condition as of the date thereof and results of operations for the period then ended. Since January 31, 2024, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Effect with respect to the Loan Parties and their Subsidiaries. 4.9 Solvency. (a) Each Loan Party is Solvent. (b) No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party. 4.10 Employee Benefits. (a) Except as set forth on Schedule 4.10, no Loan Party, none of its Subsidiaries, nor any of their respective ERISA Affiliates maintains or contributes to any Benefit Plan. (b) Each Loan Party and each of the ERISA Affiliates has complied in all material respects with ERISA, the IRC and all applicable laws regarding each Employee Benefit Plan. (c) Each Employee Benefit Plan is, and has been, maintained in substantial compliance with ERISA, the IRC, all applicable laws and the terms of each such Employee Benefit Plan. (d) Each Employee Benefit Plan that is intended to qualify under Section 401(a) of the IRC has received a favorable determination letter from the Internal Revenue Service or an application for such letter is currently being processed by the Internal Revenue Service. To the best knowledge of each Loan Party and the ERISA Affiliates after due inquiry, nothing has occurred which would prevent, or cause the loss of, such qualification. (e) No liability to the PBGC (other than for the payment of current premiums which are not past due) by any Loan Party or ERISA Affiliate has been incurred or is expected by any Loan Party or ERISA Affiliate to be incurred with respect to any Pension Plan. (f) No Notification Event exists or has occurred in the past six (6) years. (g) No Loan Party or ERISA Affiliate sponsors, maintains, or contributes to any Employee Benefit Plan, including, without limitation, any such plan maintained to provide benefits to former employees of such entities that may not be terminated by any Loan Party or ERISA Affiliate in its sole discretion at any time without material liability.

61 (h) No Loan Party or ERISA Affiliate has provided any security under Section 436 of the IRC. 4.11 Environmental Condition. Except as set forth on Schedule 4.11, (a) to Borrowers’ knowledge, no Loan Party’s nor any of its Subsidiaries’ properties or assets has ever been used by a Loan Party, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in violation, in any material respect, of any applicable Environmental Law, (b) to Borrowers’ knowledge, after due inquiry, no Loan Party’s nor any of its Subsidiaries’ properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) no Loan Party nor any of its Subsidiaries has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by a Loan Party or its Subsidiaries, and (d) no Loan Party nor any of its Subsidiaries nor any of their respective facilities or operations is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. 4.12 Complete Disclosure. All factual information taken as a whole (other than forward- looking information and projections and information of a general economic nature and general information about Borrowers’ industry) furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement or the other Loan Documents, and all other such factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about Borrowers’ industry) hereafter furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. As of the date on which any Projections are delivered to Agent, such additional Projections represent, Borrowers’ good faith estimate, on the date such Projections are delivered, of the Loan Parties’ and their Subsidiaries’ future performance for the periods covered thereby based upon assumptions believed by Borrowers to be reasonable at the time of the delivery thereof to Agent (it being understood that such Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties and their Subsidiaries, and no assurances can be given that such Projections will be realized, and although reflecting Borrowers’ good faith estimate, projections or forecasts based on methods and assumptions which Borrowers believed to be reasonable at the time such Projections were prepared, are not to be viewed as facts, and that actual results during the period or periods covered by the Projections may differ materially from projected or estimated results). The information included in the Beneficial Ownership Certification most recently provided to Lenders, if applicable, is true and correct in all respects. 4.13 Patriot Act. To the extent applicable, each Loan Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the “Patriot Act”) and (c) the Anti-Money Laundering and Counter-Terrorism Financing

62 Act 2006 (Cth) of Australia. No part of the proceeds of the loans made hereunder will be used by any Loan Party or any of their Affiliates, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. 4.14 Indebtedness. Set forth on Schedule 4.14(a) is a true and complete list of all Indebtedness of each Loan Party and each of its Subsidiaries outstanding immediately prior to the Closing Date that is to remain outstanding immediately after giving effect to the closing hereunder on the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness as of the Closing Date. 4.15 Payment of Taxes. Except as otherwise permitted under Section 5.5, all tax returns and reports of each Loan Party and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon a Loan Party and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due and payable have been paid when due and payable. Each Loan Party and each of its Subsidiaries have made adequate provision in accordance with GAAP for all taxes not yet due and payable. No Borrower knows of any proposed tax assessment against a Loan Party or any of its Subsidiaries that is not being actively contested by such Loan Party or such Subsidiary diligently, in good faith, and by appropriate proceedings; provided such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor. 4.16 Margin Stock. No Loan Party nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the loans made to any Borrower will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors. 4.17 Governmental Regulation. No Loan Party nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. No Loan Party nor any of its Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940. 4.18 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. No Loan Party or any of its Subsidiaries is in violation of any Sanctions. No Loan Party nor any of its Subsidiaries nor, to the knowledge of such Loan Party, any director, officer, employee, agent or Affiliate of such Loan Party or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. Each of the Loan Parties and its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance with Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries, and to the knowledge of each such Loan Party, each director, officer, employee, agent and Affiliate of each such Loan Party and each such Subsidiary, is in

63 compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. No proceeds of any Loan made or Letter of Credit issued hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or otherwise used in any manner that would result in a violation of any Sanction, Anti-Corruption Law or Anti-Money Laundering Law by any Person (including any Lender, Bank Product Provider, or other individual or entity participating in any transaction). 4.19 Employee and Labor Matters. There is (i) no unfair labor practice complaint pending or, to the knowledge of Borrowers, threatened against a Borrower or its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Borrower or its Subsidiaries which arises out of or under any collective bargaining agreement and that could reasonably be expected to result in a material liability, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened in writing against any Borrower or its Subsidiaries that could reasonably be expected to result in a material liability, or (iii) to the knowledge of Borrowers, after due inquiry, no union representation question existing with respect to the employees of any Borrower or its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any Borrower or its Subsidiaries. No Borrower or any its Subsidiaries have incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of any Borrower or its Subsidiaries have not been in violation of the Fair Labor Standards Act, the Fair Work Act 2009 (Cth) of Australia or any other applicable legal requirements, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All material payments due from any Borrower or its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of any Borrower, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. 4.20 Wells Fargo International Finance. As of the Closing Date, the outstanding Indebtedness of Australian Borrower owed to Wells Fargo International Finance (Australia) PTY Ltd (ACN-611029148) is in the approximate amount of $6,750,000. 4.21 Leases. Each Loan Party and its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating, and, subject to Permitted Protests, all of such material leases are valid and subsisting and no material default by the applicable Loan Party or its Subsidiaries exists under any of them. 4.22 Eligible Accounts. As to each Account that is identified by a Borrower as an Eligible Account in a U.S. Revolver Borrowing Base Certificate and/or an Australian Revolver Borrowing Base Certificate, as applicable, submitted to Agent, such Account is (a) a bona fide existing payment obligation of the applicable Account Debtor created by the sale and delivery of Inventory or the rendition of services to such Account Debtor in the ordinary course of the applicable Borrower’s business, (b) owed to the applicable Borrower without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, and (c) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Accounts. 4.23 Eligible Inventory. As to each item of Inventory that is identified by a Borrower as Eligible Inventory in a U.S. Borrowing Base Certificate and/or an Australian Revolver Borrowing Base

64 Certificate, as applicable, submitted to Agent, such Inventory is (a) of good and merchantable quality, free from known defects, and (b) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Inventory. 4.24 Location of Inventory. The Inventory of a Borrower and its Subsidiaries is not stored with a bailee, warehouseman, or similar party and is located only at, or it between, the locations identified on Schedule 4.24 (as such Schedule may be updated pursuant to Section 5.14). 4.25 Inventory Records. Each Loan Party keeps correct and accurate records itemizing and describing the type, quality, and quantity of its and its Subsidiaries’ Inventory and the book value thereof. 4.26 Hedge Agreements. On each date that any Hedge Agreement is executed by any Hedge Provider, Borrowers and each other Loan Party satisfy all eligibility, suitability and other requirements under the Commodity Exchange Act and the Commodity Futures Trading Commission regulations. 4.27 Material CNH Industrial Agreements. U.S. Borrowers have delivered to Agent a complete copy, including all amendments, consents, waivers and supplements, of each Material CNH Industrial Agreement. Each Material CNH Industrial Agreement is in full force and effect and there is no default or breach in existence under any Material CNH Industrial Agreement. No party has terminated or has communicated to the other party its intent to terminate any Material CNH Industrial Agreement. 4.28 Australian Tax Consolidation. As of the date of this Agreement, no Australian Loan Party is a member of an Australian Tax Consolidated Group except for an Australian Tax Consolidated Group where all the members are Loan Parties. 4.29 Commercial Benefit. In relation to the Australian Loan Parties, the entry into this Agreement and each other Loan Document to which it is a party is for such Australian Loan Party's commercial benefit. 4.30 No Immunity. The Australian Loan Parties do not have any right of immunity from set-off, legal action, suit or proceeding, attachment or execution or the jurisdiction of any court with respect to the Collateral owned by the Australian Loan Parties or their obligations under this Agreement or the other Loan Documents to which they are a party. 4.31 Financial Assistance. No Australian Loan Party is prevented by Chapter 2E of the Australian Corporations Act from entering into and performing any of the Loan Documents to which it is expressed to be a party. 5 AFFIRMATIVE COVENANTS. Each Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations: 5.1 Financial Statements, Reports, Certificates. Each Borrower (a) will deliver to Agent, with copies to each Lender, each of the financial statements, reports, and other items set forth on Schedule 5.1 no later than the times specified therein, (b) agrees that (i) no Loan Party will have a fiscal year different from that of any Borrower and (ii) neither any Borrower nor any Subsidiary shall

65 change its fiscal year from the dates set forth on Schedule 4.1(e), (c) agrees to maintain a system of accounting that enables Borrowers to produce financial statements in accordance with GAAP, and (d) agrees that it will, and will cause each other Loan Party to, (i) keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to its and its Subsidiaries’ sales, and (ii) maintain its billing systems and practices substantially as in effect as of the Closing Date and shall only make material modifications thereto with notice to, and with the consent of, Agent. Promptly following any request therefor, Borrowers will provide information and documentation reasonably requested by Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation. 5.2 Reporting. Each Borrower (a) will deliver to Agent (and if so requested by Agent, with copies for each Lender) each of the reports set forth on Schedule 5.2 at the times specified therein, and (b) agrees to use commercially reasonable efforts in cooperation with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth on such Schedule. 5.3 Existence. Except as otherwise permitted under Section 6.3 or Section 6.4, each Borrower will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect such Person’s valid existence and good standing (to the extent that concept is relevant in its jurisdiction of incorporation) in its jurisdiction of organization or incorporation and, except as could not reasonably be expected to result in a Material Adverse Effect, good standing (to the extent that concept is relevant in its jurisdiction of incorporation)with respect to all other jurisdictions in which it is qualified to do business and any rights, franchises, permits, licenses, accreditations, authorizations, or other approvals material to their businesses. 5.4 Maintenance of Properties. Each Borrower will, and will cause each of its Subsidiaries to, maintain and preserve all of its assets that are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear, tear, casualty, and condemnation and Permitted Dispositions excepted (and except where the failure to so maintain and preserve assets could not reasonably be expected to result in a Material Adverse Effect). 5.5 Taxes. Each Borrower will, and will cause each of its Subsidiaries to, pay in full before delinquency or before the expiration of any extension period all material governmental assessments and taxes imposed, levied, or assessed against it, or any of its assets or in respect of any of its income, businesses, or franchises, except to the extent that the validity of such governmental assessment or tax is the subject of a Permitted Protest. 5.6 Insurance. (a) Each Borrower will, and will cause each of its Subsidiaries to, at Borrowers’ expense, (a) maintain insurance respecting each of Borrowers’ and its Subsidiaries’ assets wherever located, covering liabilities, losses or damages as are customarily are insured against by other Persons engaged in same or similar businesses and similarly situated and located. All such policies of insurance shall be with financially sound and reputable insurance companies acceptable to Agent and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and, in any event, in amount, adequacy, and scope reasonably satisfactory to Agent (it being agreed that the amount, adequacy, and scope of the policies of insurance of Borrowers in effect as of the Closing Date are acceptable to Agent). All property insurance policies

66 covering the Collateral are to be made payable to Agent for the benefit of Agent and the Lenders, as their interests may appear, in case of loss, pursuant to a standard loss payable endorsement with a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of property and general liability insurance are to be delivered to Agent, with the loss payable (but only in respect of Collateral) and additional insured endorsements in favor of Agent and shall provide for not less than 30 days (10 days in the case of non-payment) prior written notice to Agent of the exercise of any right of cancellation. Each Borrower shall give Agent prompt notice of any loss exceeding $250,000 covered by its or its Subsidiaries’ casualty or business interruption insurance. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the sole right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. (b) Unless Borrowers provide Agent with evidence of the continuing insurance coverage required by this Agreement, Agent may purchase insurance at Borrowers’ expense to protect Agent’s and Lenders’ interests in the Collateral. This insurance may, but need not, protect Borrowers’ and each other Loan Party’s interests. The coverage that Agent purchases may, but need not, pay any claim that is made against any Borrower or any other Loan Party in connection with the Collateral. Borrowers may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that Borrowers have obtained the insurance coverage required by this Agreement. If Agent purchases insurance for the Collateral, as set forth above, Borrowers will be responsible for the costs of that insurance, including interest and any other charges that may be imposed with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance and the costs of the insurance may be added to the principal amount of the Revolver Loans or Floorplan Loans (as determined by Agent) owing hereunder. Borrowers shall maintain flood insurance on all real property constituting Collateral, from such providers, in amounts and on terms in accordance with the Flood Laws or as otherwise satisfactory to all Lenders. 5.7 Inspection. (a) Each Borrower will, and will cause each of its Subsidiaries to, permit Agent, any Lender, and each of their respective duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees (provided an authorized representative of Borrowers shall be allowed to be present) at such reasonable times and intervals as Agent or any Lender, as applicable, may designate and, so long as no Default or Event of Default has occurred and is continuing, with reasonable prior notice to Borrowers and during regular business hours. (b) Each Borrower will, and will cause each of its Subsidiaries to, permit Agent and each of its duly authorized representatives or agents to conduct appraisals and valuations at such reasonable times and intervals as Agent may designate. 5.8 Compliance with Laws. Each Borrower will, and will cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with

67 which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 5.9 Environmental. Each Borrower will, and will cause each of its Subsidiaries to, (a) Keep any property either owned or operated by any Borrower or its Subsidiaries free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) Comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests, (c) Promptly notify Agent of any release of which any Borrower has knowledge of a Hazardous Material in any reportable quantity from or onto property owned or operated by any Borrower or its Subsidiaries and take any Remedial Actions required to abate said release or otherwise to come into compliance, in all material respects, with applicable Environmental Law, and (d) Promptly, but in any event within 5 Business Days of its receipt thereof, provide Agent with written notice of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of a Borrower or its Subsidiaries, (ii) commencement of any Environmental Action or written notice that an Environmental Action will be filed against a Borrower or its Subsidiaries, and (iii) written notice of a violation, citation, or other administrative order from a Governmental Authority. 5.10 Disclosure Updates. Each Borrower will, promptly and in no event later than 5 Business Days after obtaining knowledge thereof, notify Agent if any written information, exhibit, or report furnished to Agent or the Lenders contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement or any of the Schedules hereto. 5.11 Formation of Subsidiaries. Each Borrower will, at the time that any Loan Party forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Closing Date (including, without limitation, upon the formation of any Subsidiary that is a Delaware Divided LLC), within 10 Business Days of such formation or acquisition (or such later date as permitted by Agent in its sole discretion) (a) cause such new Subsidiary to provide to Agent a joinder to the Guaranty and Security Agreement, together with such other security agreements (including mortgages with respect to any Real Property owned in fee of such new Subsidiary with a fair market value greater than $15,000,000, other than Eligible Real Property which shall be subject to a Mortgage regardless of the fair market value), as well as appropriate financing statements (and with respect to all property subject to a mortgage, fixture filings), all in form and substance reasonably satisfactory to Agent (including being sufficient to grant Agent a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary); provided, that the joinder to the Guaranty and Security Agreement, and such other security agreements shall not be required to be provided to Agent with respect to any Subsidiary of a Borrower that is a CFC if providing such agreements would result in material adverse tax consequences or the costs to the Loan Parties of providing such guaranty or such security agreements are unreasonably excessive (as determined by Agent in consultation with

68 Borrowers) in relation to the benefits to Agent and the Lenders of the security or guarantee afforded thereby, (b) provide, or cause the applicable Loan Party to provide, to Agent a pledge agreement (or an addendum to the Guaranty and Security Agreement) and appropriate certificates and powers or financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary in form and substance reasonably satisfactory to Agent; provided, that only 65% of the total outstanding voting Equity Interests of any first tier Subsidiary of Borrower that is a CFC (and none of the Equity Interests of any Subsidiary of such CFC) shall be required to be pledged if pledging a greater amount would result in material adverse tax consequences or the costs to the Loan Parties of providing such pledge are unreasonably excessive (as determined by Agent in consultation with Borrowers) in relation to the benefits to Agent and the Lenders of the security afforded thereby (which pledge, if reasonably requested by Agent, shall be governed by the laws of the jurisdiction of such Subsidiary), and (c) provide to Agent all other documentation, including one or more opinions of counsel reasonably satisfactory to Agent, which, in its opinion, is appropriate with respect to the execution and delivery of the applicable documentation referred to above (including policies of title insurance, flood certification documentation, and other documentation with respect to all Real Property owned in fee and subject to a mortgage). Any document, agreement, or instrument executed or issued pursuant to this Section 5.11 shall constitute a Loan Document. 5.12 Further Assurances. Each Borrower will, and will cause each of the other Loan Parties to, at any time upon the reasonable request of Agent, execute or deliver to Agent any and all financing statements, fixture filings, security agreements, pledges, assignments, mortgages, deeds of trust, opinions of counsel, and all other documents (the “Additional Documents”) that Agent may reasonably request in form and substance reasonably satisfactory to Agent, to create, perfect, and continue perfected or to better perfect Agent’s and Australian Security Trustee’s Liens in all of the assets of Borrowers and the other Loan Parties (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Agent in any Real Property acquired by a Borrower or any other Loan Party with a fair market value in excess of $15,000,000 (other than Eligible Real Property which shall be subject to a Mortgage regardless of the fair market value and Real Property financed with Permitted Real Estate Financing), and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents; provided that the foregoing shall not apply to (a) any Subsidiary of a Borrower that is a CFC if providing such documents would result in material adverse tax consequences or the costs to the Loan Parties of providing such documents are unreasonably excessive (as determined by Agent in consultation with Borrowers) in relation to the benefits to Agent and the Lenders of the security afforded thereby or (b) any Excluded Subsidiary. To the maximum extent permitted by applicable law, if any Borrower or any other Loan Party refuses or fails to execute or deliver any reasonably requested Additional Documents within a reasonable period of time following the request to do so, each Borrower and each other Loan Party hereby authorizes Agent to execute any such Additional Documents in the applicable Loan Party’s name and authorizes Agent to file such executed Additional Documents in any appropriate filing office. In furtherance of, and not in limitation of, the foregoing, each Loan Party shall take such actions as Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by the Guarantors and are secured by substantially all of the assets of Borrower and the other Loan Parties, including all of the outstanding capital Equity Interests of Borrowers’ Subsidiaries (subject to exceptions and limitations contained in the Loan Documents with respect to CFCs and Excluded Subsidiaries). 5.13 Lender Meetings. Each Borrower will, within 90 days after the close of each fiscal year of Borrowers, at the request of Agent or of the Required Lenders and upon reasonable prior notice, hold a meeting (at a mutually agreeable location and time or, at the option of Agent, by conference

69 call) with all Lenders who choose to attend such meeting at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of any Borrower and its Subsidiaries and the projections presented for the current fiscal year of Borrowers. 5.14 Location of Inventory. Other than with respect to Inventory in transit, Inventory that is out on lease or rental, demonstration Inventory or Inventory at trade shows, Borrowers will, and will cause each other Loan Party to, keep its Inventory only at the locations identified on Schedule 4.24 and their chief executive offices only at the locations identified on Schedule 4.24; provided, that Borrowers may amend Schedule 4.24 so long as such amendment occurs by written notice to Agent not less than 10 days prior to the date on which such Inventory is moved to such new location or such chief executive office is relocated and so long as such new location is within the continental United States or Australia, as applicable. 5.15 Compliance with ERISA and the IRC. In addition to and without limiting the generality of Section 5.8, the U.S. Borrowers will (a) comply in all material respects with applicable provisions of ERISA and the IRC with respect to all Employee Benefit Plans, (b) without the prior written consent of Agent and the Required Lenders, not take any action or fail to take action the result of which could result in a Loan Party or ERISA Affiliate incurring a material liability to the PBGC or to a Multiemployer Plan (other than to pay contributions or premiums payable in the ordinary course), (c) allow any facts or circumstances to exist with respect to one or more Employee Benefit Plans that, in the aggregate, reasonably could be expected to result in a Material Adverse Effect, (d) not participate in any prohibited transaction that could result in other than a de minimis civil penalty excise tax, fiduciary liability or correction obligation under ERISA or the IRC, (e) operate each Employee Benefit Plan in such a manner that will not incur any material tax liability under the IRC (including Section 4980B of the IRC), and (e) furnish to Agent upon Agent’s written request such additional information about any Employee Benefit Plan for which any Loan Party or ERISA Affiliate could reasonably expect to incur any material liability. With respect to each Pension Plan (other than a Multiemployer Plan) except as could not reasonably be expected to result in liability to the Loan Parties, the applicable Loan Parties and the ERISA Affiliates shall (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any Lien, all of the contribution and funding requirements of the IRC and of ERISA, and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to ERISA. 5.16 Rental Fleet Equipment. Each Borrower will, and will cause each other Loan Party to, (a) ensure that there is only one original of each rental contract with respect to Rental Fleet Equipment entered into after the Closing Date, (b) cause each such rental contract to be subject to a legend indicating Agent’s and Australian Security Trustee’s Lien thereon of the type set forth in Section 7(b)(ii) of the Guaranty and Security Agreement, (c) while any such rental contracts are in the possession of any Loan Party, use commercially reasonable efforts to maintain the safekeeping of all such rental contracts, (d) promptly (and in any event within five (5) Business Days) after request by Agent or following the occurrence of an Event of Default, endorse and deliver physical possession of such rental contracts to Agent (together with relevant document of transfer acceptable to Agent), (e) ensure that the Loan Parties are in compliance with Section 7(m) of the Guaranty and Security Agreement with respect to any certificates of title applicable to Rental Fleet Equipment, (f) while any such certificates of title are in the possession of any Loan Party, use commercially reasonable efforts to maintain the safekeeping of all such certificates of title, and (g) promptly (and in any event within five (5) Business Days) after request by Agent upon the occurrence and during the continuance of an Event of Default, deliver physical possession of such certificates of title to Agent.

70 5.17 Keepwell. Each Loan Party that is a Qualified ECP when its guaranty of or grant of Lien as security for a Hedge Obligation becomes effective hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide funds or other support to each Specified Obligor with respect to such Hedge Obligation as may be needed by such Specified Obligor from time to time to honor all of its obligations under the Loan Documents in respect of such Hedge Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP’s obligations and undertakings under this Section voidable under any applicable fraudulent transfer or conveyance act). The obligations and undertakings of each Qualified ECP under this Section shall remain in full force and effect until payment in full of the Obligations and termination of the Commitments. Each Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support or other agreement” for the benefit of, each Loan Party for all purposes of the Commodity Exchange Act. 5.18 Australian PPSA Covenants. (a) If an Australian Loan Party, or any other party holds any security interests for the purposes of the Australian PPSA and if failure by an Australian Loan Party or any other party to perfect such security interests would materially adversely affect its business, the Australian Loan Party or any other relevant party agrees to implement, maintain and comply in all material respects with, procedures for the perfection of those security interests. These procedures must include procedures designed to ensure that each of the Australian Loan Party or any other party takes (where applicable) all reasonable steps under the Australian PPSA to continuously perfect any such security interest including all steps reasonably necessary: (i) for the Australian Security Trustee to obtain, the highest ranking priority possible in respect of the security interest (such as perfecting a purchase money security interest or perfecting a security interest by control); and (ii) to reduce as far as possible the risk of a third party acquiring an interest free of the security interest (such as including the serial number in a financing statement for personal property that may or must be described by a serial number). (b) Everything that an Australian Loan Party or any other party is required to do under this Section 5.18 is at that relevant party's own expense and such party agrees to pay or reimburse the costs (including in connection with advisers) in connection with anything that party is required to do under this Section 5.18. 5.19 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. Each Loan Party will, and will cause each of its Subsidiaries to, comply with all applicable Sanctions, Anti- Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries shall implement and maintain in effect policies and procedures reasonably designed to ensure compliance by the Loan Parties and their Subsidiaries and their respective directors, officers, employees, agents and Affiliates with Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws.Australian Deposit Account: On or prior to the date of this Agreement, each Australian Borrower will provide a written direction to NAB stating that, at the end of each Business Day, all amounts standing to the credit of any Deposit Account maintained by the Australian Borrower with NAB, will be transferred, by way of SWIFT or any other method as agreed between the parties, to the Deposit Account maintained by the Australian Borrower with Bank of America, Sydney Branch (Australian Sweeping Direction).NEGATIVE COVENANTS.

71 Each Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations: 6.1 Indebtedness. No Borrower will, and will not permit any of its Subsidiaries to create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness. 6.2 Liens. No Borrower will, and will not permit any of its Subsidiaries to create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens. 6.3 Restrictions on Fundamental Changes. No Borrower will, and will not permit any of its Subsidiaries to, (a) Other than in order to consummate a Permitted Acquisition, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Equity Interests, except for (i) any merger or consolidation between Loan Parties, provided, that a Borrower must be the surviving entity of any such merger to which it is a party, (ii) any merger or consolidation between a Loan Party and a Subsidiary of such Loan Party that is not a Loan Party so long as such Loan Party is the surviving entity of any such merger or merger, and (iii) any merger, consolidation, reorganization, or recapitalization, with respect to, or between or among, Subsidiaries of Borrowers that are not Loan Parties, (b) liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution, including, in each case, pursuant to a Delaware LLC Division), except for (i) the liquidation, winding up, or dissolution of non-operating Subsidiaries of Borrowers with nominal assets and nominal liabilities, (ii) the liquidation, winding up, or dissolution of a Loan Party (other than Borrowers) or any of its wholly-owned Subsidiaries so long as all of the assets (including any interest in any Equity Interests) of such liquidating or dissolving Loan Party or Subsidiary are transferred to a Loan Party that is not liquidating, winding up or dissolving, or (iii) the liquidation, winding up or dissolution of a Subsidiary of Borrower that is not a Loan Party, or (c) suspend or cease operating a substantial portion of its or their business, except as permitted pursuant to clauses (a) or (b) above or in connection with a transaction permitted under Section 6.4. 6.4 Disposal of Assets. Other than Permitted Dispositions or transactions expressly permitted by Sections 6.3 or 6.9, Borrowers will not, and will not permit any of its Subsidiaries to convey, sell, lease, license, assign, transfer, or otherwise dispose of (or enter into an agreement to convey, sell, lease, license, assign, transfer, or otherwise dispose of) any of its or their assets (and including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division). 6.5 Nature of Business. No Borrower will, and will not permit any of its Subsidiaries to make any change in the nature of its or their business as described in Schedule 6.5 or acquire any properties or assets that are not reasonably related to the conduct of such business activities; provided, that the foregoing shall not prevent any Borrower and its Subsidiaries from engaging in any business that is reasonably related or ancillary to its or their business.

72 6.6 Certain Payments and Amendments. (a) Except in connection with Refinancing Indebtedness permitted by Section 6.1, no Borrower will, and will not permit any of its Subsidiaries to, (i) optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of Borrowers or its Subsidiaries, other than (A) the Obligations in accordance with this Agreement, (B) Permitted Intercompany Advances, (C) Permitted Interfacility Transfers, and (D) any other Indebtedness (other than Subordinated Indebtedness) so long as, both before and after giving effect thereto, (1) no Default or Event of Default shall exist or have occurred and be continuing and (2) Excess Availability is greater than 17.5% of the lesser of (i) Global Borrowing Base and (ii) Global Maximum Credit Amount, or (ii) make any payment on account of any Subordinated Indebtedness if such payment is not permitted at such time under the applicable subordination terms and conditions, or (b) no Borrower will, and will not permit any of its Subsidiaries to, directly or indirectly, amend, modify, or change any of the terms or provisions of (i) any agreement, instrument, document, indenture, or other writing evidencing or concerning the DLL Floorplan Indebtedness (or any Refinancing Indebtedness with respect thereto) or the CNH Floorplan Indebtedness, which amendment, modification or change could reasonably be expected to be materially adverse to the interests of the Lenders, or (ii) the Governing Documents of any Loan Party or any of its Subsidiaries if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of the Lenders. 6.7 Restricted Payments. No Borrower will, and will not permit any of its Subsidiaries to make any Restricted Payment; provided, that, so long as it is permitted by law, and so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, (a) Borrowers may make distributions to former employees, officers, or directors of Borrowers (or any spouses, ex-spouses, or estates of any of the foregoing) on account of redemptions of Equity Interests of Borrowers held by such Persons, provided, that the aggregate amount of such redemptions made by Borrowers during the term of this Agreement plus the amount of Indebtedness outstanding under clause (1) of the definition of Permitted Indebtedness, does not exceed $1,000,000 in the aggregate, (b) Borrowers may make distributions to former employees, officers, or directors of Borrowers (or any spouses, ex-spouses, or estates of any of the foregoing), solely in the form of forgiveness of Indebtedness of such Persons owing to Borrowers on account of repurchases of the Equity Interests of Borrowers held by such Persons; provided that such Indebtedness was incurred by such Persons solely to acquire Equity Interests of Borrowers, and (c) Each Borrower and each Subsidiary may purchase, redeem or otherwise acquire its common Equity Interests or warrants or options to acquire any such common Equity

73 Interests with the proceeds received from the substantially concurrent issue of new shares of its common Equity Interests; (d) Each Borrower and each Subsidiary may purchase, redeem or otherwise acquire its common Equity Interests pursuant to a stock repurchase plan so long as (i) as of the date of such Restricted Payment, and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, and (ii) after giving effect to any such Restricted Payment, the Excess Availability is greater than 17.5% of the lesser of (i) Global Borrowing Base and (ii) Global Maximum Credit Amount. (e) Borrowers may make other distributions in respect of its Equity Interests so long as each of the following conditions are satisfied: (i) as of the date of such Restricted Payment, and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, (ii) after giving effect to any such Restricted Payment, Excess Availability is greater than 17.5% of the lesser of (i) Global Borrowing Base and (ii) Global Maximum Credit Amount, (iii) the Fixed Charge Coverage Ratio for the 12 month period most recently ended prior to such Restricted Payment for which Agent has received financial statements of Borrowers pursuant to Schedule 5.1 is at least 1.10 to 1.00 (calculated as if such Restricted Payment was made on the last day of such 12 month period and constitutes a Fixed Charge); and (iv) Borrowers have delivered a certificate to Agent certifying that all conditions described in clauses (i), (ii) and (iii) have been satisfied after giving effect to such Restricted Payment. 6.8 Accounting Methods. No Borrower will, and will not permit any of its Subsidiaries to modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP). 6.9 Investments. No Borrower will, and will not permit any of its Subsidiaries to, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment except for Permitted Investments. 6.10 Transactions with Affiliates. No Borrower will, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction with any Affiliate of a Borrower or any of its Subsidiaries except for: (a) transactions in existence on the date hereof and set forth on Schedule 6.10, (b) transactions (other than the payment of management, consulting, monitoring, or advisory fees) between any Borrower or its Subsidiaries, on the one hand, and any Affiliate of any Borrower or its Subsidiaries (other than the Borrower and Loan Parties themselves), on the other hand, so long as such transactions (i) are fully disclosed to Agent prior to the consummation thereof, if they involve one or more payments by a Borrower or its Subsidiaries in excess of $500,000 for any single transaction or series of related transactions, and (ii) are no less favorable, taken as a whole, to a

74 Borrower or its Subsidiaries, as applicable, than would be obtained in an arm’s length transaction with a non-Affiliate, (c) any indemnity provided for the benefit of directors (or comparable managers), officers or employees of a Borrower or its applicable Subsidiary, (d) the payment of reasonable compensation, severance, or employee benefit arrangements to employees, officers, and directors of any Borrower and its Subsidiaries in the ordinary course of business, and (e) transactions permitted by Section 6.3 or Section 6.7, or any Permitted Intercompany Advance. 6.11 Use of Proceeds. No Borrower will, and will not permit any of its Subsidiaries to use the proceeds of any loan made hereunder for any purpose other than (a) on the Closing Date, to pay the fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, in each case, as set forth in the Funds Flow Agreement, and (b) thereafter, consistent with the terms and conditions hereof, for their lawful and permitted purposes (including that no part of the proceeds of the loans made to a Borrower will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors). In addition, no part of the proceeds of any Loan or Letter of Credit will be used, directly or indirectly, to make any payments to a Sanctioned Entity or a Sanctioned Person, to fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Entity or a Sanctioned Person, to fund any operations, activities or business of a Sanctioned Entity or a Sanctioned Person, or in any other manner that would result in a violation of Sanctions by any Person, and (z) that no part of the proceeds of any Loan or Letter of Credit will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws. 6.12 Limitation on Issuance of Equity Interests. Except for the issuance or sale of Qualified Equity Interests, no Borrower will, and will not permit any of its Subsidiaries that are Loan Parties to issue or sell or enter into any agreement or arrangement for the issuance or sale of any of its Equity Interests. 6.13 Wells Fargo International Finance. The Australian Borrower shall not permit the outstanding balance of the Indebtedness owed by it to Wells Fargo International Finance (Australia) PTY Ltd (ACN-611029148) to exceed $6,750,000. 6.14 Employee Benefits. (a) Terminate, or permit any ERISA Affiliate to terminate, any Pension Plan in a manner, or take any other action with respect to any Pension Plan, which could reasonably be expected to result in any liability of any Loan Party or ERISA Affiliate to the PBGC. (b) Fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Benefit Plan, agreement relating thereto or

75 applicable Law, any Loan Party or ERISA Affiliate is required to pay if such failure could reasonably be expected to have a Material Adverse Effect. (c) Permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Pension Plan which exceeds $500,000 with respect to all Pension Plans in the aggregate. (d) Acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to a Loan Party or with respect to any ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (i) any Pension Plan or (ii) any Multiemployer Plan. (e) Contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan not set forth on Schedule 4.10. (f) Amend, or permit any ERISA Affiliate to amend, a Pension Plan resulting in a material increase in current liability such that a Loan Party or ERISA Affiliate is required to provide security to such Pension Plan under the IRC. 6.15 OFAC; Patriot Act. No Loan Party shall, and no Loan Party shall permit its Subsidiaries to fail to comply with the laws, regulations and executive orders referred to in Sections 4.13 and 4.18. 6.16 Australian Tax Matters. No Loan Party will, nor permit any Subsidiary incorporated in Australia to, become a member of an Australian Tax Consolidated Group without entering into an Australian TSA and an Australian TFA. The Australian TSA and Australian TFA may be amended or replaced from time to time, to the extent necessary, to ensure it remains a valid Australian TSA or an Australian TFA. 6.17 Australian Deposit Account Direction: The Australian Borrower will not, nor shall permit any other Loan Party to, amend, vary or terminate, the Australian Sweeping Direction given to NAB on or prior to the date of this Agreement without the prior written consent of the Agent. 7 FINANCIAL COVENANT. Each Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, commencing on the date on which a Financial Covenant Period begins and measured as of the end of the month for which financial statements have been delivered to Agent hereunder ending immediately prior to the date on which a Financial Covenant Period first begins and as of each month-end thereafter until the end of such Financial Covenant Period, Borrowers will have a Fixed Charge Coverage Ratio of at least 1.10 to 1.00. 8 EVENTS OF DEFAULT. Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement:

76 8.1 Payments. If any Borrower fails to pay when due and payable, or when declared due and payable, (a) all or any portion of the Obligations consisting of interest, fees, or charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and such failure continues for a period of three (3) Business Days, (b) all or any portion of the principal of the Loans, or (c) any amount payable to Issuing Bank in reimbursement of any drawing under a Letter of Credit; 8.2 Covenants. If any Loan Party or any of its Subsidiaries: (a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 5.1, 5.2, 5.3 (solely if any Borrower is not in good standing (to the extent that concept is relevant in its jurisdiction of incorporation) in its jurisdiction of organization or incorporation), 5.6, 5.7 (solely if any Borrower refuses to allow Agent or its representatives or agents to visit Borrowers’ properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss Borrowers’ affairs, finances, and accounts with officers and employees of Borrowers), 5.10, or 5.11 of this Agreement, (ii) Section 6 of this Agreement, (iii) Section 7 of this Agreement, or (iv) Section 7 of the Guaranty and Security Agreement; (b) fails to perform or observe any covenant or other agreement contained in any of Sections 5.3 (other than if any Borrower is not in good standing (to the extent that concept is relevant in its jurisdiction of incorporation) in its jurisdiction of organization or incorporation), 5.5, 5.8, 5.12 or 5.14 of this Agreement and such failure continues for a period of 10 days after the earlier of (i) the date on which such failure shall first become known to any officer of a Borrower or (ii) the date on which written notice thereof is given to Borrowers by Agent; or (c) fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is the subject of another provision of this Section 8 (in which event such other provision of this Section 8 shall govern), and such failure continues for a period of 30 days after the earlier of (i) the date on which such failure shall first become known to any officer of a Borrower or (ii) the date on which written notice thereof is given to Borrowers by Agent; 8.3 Judgments. If one or more judgments, orders, or awards for the payment of money involving an aggregate amount of $2,500,000, or more (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) is entered or filed against a Loan Party or any of its Subsidiaries, or with respect to any of their respective assets, and either (a) there is a period of 30 consecutive days at any time after the entry of any such judgment, order, or award during which (1) the same is not discharged, satisfied, vacated, or bonded pending appeal, or (2) a stay of enforcement thereof is not in effect, or (b) enforcement proceedings are commenced upon such judgment, order, or award; 8.4 Voluntary Bankruptcy, etc. If an Insolvency Proceeding is commenced by a Loan Party; 8.5 Involuntary Bankruptcy, etc. If an Insolvency Proceeding is commenced against a Loan Party and any of the following events occur: (a) such Loan Party consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not

77 timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 60 calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Loan Party, or (e) an order for relief shall have been issued or entered therein; 8.6 Default Under Other Agreements. If there is a default in one or more agreements to which a Loan Party or any of its Subsidiaries is a party with one or more third Persons relative to (a) any financial covenant contained in the documents evidencing the DLL Floorplan Indebtedness or the CNH Floorplan Indebtedness (beyond the cure periods, if any, applicable thereto), or (b) without limiting the foregoing clause (a), a Loan Party’s or any of its Subsidiaries’ Indebtedness involving an aggregate amount of $10,000,000 or more, and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in the acceleration of the maturity of such Loan Party’s or its Subsidiary’s obligations thereunder; 8.7 Representations, etc. If any warranty, representation, certificate, statement, or Record made herein or in any other Loan Document or delivered in writing to Agent or any Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof; 8.8 Guaranty. If the obligation of any Guarantor under the guaranty contained in the Guaranty and Security Agreement is limited or terminated by operation of law or by such Guarantor (other than in accordance with the terms of this Agreement); 8.9 Security Documents. If the Guaranty and Security Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent of Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens or the interests of lessors under Capital Leases, first priority Lien on the Collateral covered thereby, except (a) as a result of a disposition of the applicable Collateral in a transaction permitted under this Agreement, or (b) as the result of an action or failure to act on the part of Agent; 8.10 Loan Documents. The validity or enforceability of any Loan Document shall at any time for any reason (other than solely as the result of an action or failure to act on the part of Agent) be declared to be null and void, or a proceeding shall be commenced by a Loan Party or its Subsidiaries, or by any Governmental Authority having jurisdiction over a Loan Party or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or a Loan Party or its Subsidiaries shall deny that such Loan Party or its Subsidiaries has any liability or obligation purported to be created under any Loan Document; or 8.11 Change of Control. A Change of Control shall occur, whether directly or indirectly. 8.12 ERISA. The occurrence of any of the following events: (a) any Loan Party or ERISA Affiliate fails to make full payment when due of all amounts which any Loan Party or ERISA Affiliate is required to pay as contributions, installments, or otherwise to or with respect to a Pension Plan or Multiemployer Plan, and such failure could reasonably be expected to result in liability in excess of $500,000, individually or in the aggregate, (b) an accumulated funding deficiency or funding shortfall in excess of $500,000 occurs or exists, whether or not waived, with respect to any Pension Plan,

78 individually or in the aggregate, (c) a Notification Event, which could reasonably be expected to result in liability in excess of $500,000, either individually or in the aggregate, or (d) any Loan Party or ERISA Affiliate completely or partially withdraws from one or more Multiemployer Plans and incurs Withdrawal Liability in excess of $500,000 in the aggregate, or fails to make any Withdrawal Liability payment when due. 9 RIGHTS AND REMEDIES. 9.1 Rights and Remedies. Upon the occurrence and during the continuation of an Event of Default, Agent may, and, at the instruction of the Required Lenders, shall (in each case under clauses (a) or (b) by written notice to Borrowers), in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following: (a) (i) declare the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations (other than the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan Documents to be immediately due and payable, whereupon the same shall become and be immediately due and payable and Borrowers shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by Borrowers, and (ii) direct Borrowers to provide (and each Borrower agrees that upon receipt of such notice it will provide) Letter of Credit Collateralization to Agent to be held as security for Borrowers’ reimbursement obligations for drawings that may subsequently occur under issued and outstanding Letters of Credit; (b) declare the Commitments terminated, whereupon the Commitments shall immediately be terminated together with (i) any obligation of any Revolver Lender to make Revolver Loans, (ii) the obligation of the U.S. Revolver Swing Lender to make U.S. Revolver Swing Loans, (iii) the obligation of Issuing Bank to issue Letters of Credit, (iv) any obligation of any Floorplan Lender to make Floorplan Loans, and (v) the obligation of the U.S. Floorplan Swing Lender to make U.S. Floorplan Swing Loans; and (c) exercise all other rights and remedies available to Agent or the Lenders under the Loan Documents, under applicable law, or in equity. The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5, in addition to the remedies set forth above, without any notice to Borrowers or any other Person or any act by the Lender Group, the Commitments shall automatically terminate and the Obligations (other than the Bank Product Obligations), inclusive of the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations (other than the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan Documents, shall automatically become and be immediately due and payable and Borrowers shall automatically be obligated to repay all of such Obligations in full (including Borrowers being obligated to provide (and each Borrower agrees that it will provide) (1) Letter of Credit Collateralization to Agent to be held as security for Borrowers’ reimbursement obligations in respect of drawings that may subsequently occur under issued and outstanding Letters of Credit and (2) Bank Product Collateralization to be held as security for Borrowers’ or its Subsidiaries’ obligations in respect of outstanding Bank Products), without presentment, demand, protest, or notice or other requirements of any kind, all of which are expressly waived by Borrowers.

79 9.2 Remedies Cumulative. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, the Australian PPSA, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it. 10 WAIVERS; INDEMNIFICATION. 10.1 Demand; Protest; etc. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any Borrower may in any way be liable. 10.2 The Lender Group’s Liability for Collateral. Each Borrower hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code or the Australian PPSA, as applicable, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrowers. 10.3 Indemnification. Each Borrower shall pay, indemnify, defend, and hold the Agent- Related Persons, the Lender-Related Persons, and each Participant (each, an “Indemnified Person”) harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery (provided that Borrowers shall not be liable for costs and expenses (including attorneys’ fees) of any Lender (other than Bank of America) incurred in advising, structuring, drafting, reviewing, administering or syndicating the Loan Documents), enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Borrowers’ and its Subsidiaries’ compliance with the terms of the Loan Documents (provided, that the indemnification in this clause (a) shall not extend to (i) disputes solely between or among the Lenders that do not involve any acts or omissions of any Loan Party, or (ii) disputes solely between or among the Lenders and their respective Affiliates that do not involve any acts or omissions of any Loan Party; it being understood and agreed that the indemnification in this clause (a) shall extend to Agent (but not the Lenders if provided above) relative to disputes between or among Agent on the one hand, and one or more Lenders, or one or more of their Affiliates, on the other hand, or (iii) any Taxes or any costs attributable to Taxes, which shall be governed by Section 16), (b) with respect to any actual or prospective investigation, litigation, or proceeding related to this Agreement, any other Loan Document, the making of any Loans or issuance of any Letters of Credit hereunder, or the use of the proceeds of the Loans or the Letters of Credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous

80 Materials at, on, under, to or from any assets or properties owned, leased or operated by Borrowers or any of its Subsidiaries or any Environmental Actions, Environmental Liabilities or Remedial Actions related in any way to any such assets or properties of any Borrower or any of its Subsidiaries (each and all of the foregoing, the “Indemnified Liabilities”). The foregoing to the contrary notwithstanding, no Borrower shall have any obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person or its officers, directors, employees, attorneys, or agents. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrowers was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrowers with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON. 11 NOTICES. Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or telefacsimile. In the case of notices or demands to Borrowers or Agent, as the case may be, they shall be sent to the respective address set forth below: If to any Borrower: Titan Machinery, Inc. 644 East Beaton Drive West Fargo, North Dakota 58078 Attention: Bo Larsen, CFO / Treasurer If to Agent: Bank of America, N.A. 333 South Hope Street, 19th Floor Los Angeles, California 90071 Attention: Titan Machinery Asset Based Credit Officer Fax No.: (877) 207-2399 with copies to: Holland & Knight LLP 400 South Hope Street, 8th Floor Los Angeles, California 90071 Attention: Hamid Namazie, Esq. Any party hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 11, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail; provided, that (a) notices sent by overnight courier service shall be deemed to have been given when received, (b) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be

81 deemed to have been given at the opening of business on the next Business Day for the recipient) and (c) notices by electronic mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment). 12 CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. (a) SUBJECT TO SECTION 15.21, THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN ANY STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWERS AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b). (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWERS AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). BORROWERS AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

82 (d) BORROWERS HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (e) NO CLAIM MAY BE MADE BY ANY LOAN PARTY AGAINST THE AGENT, ANY U.S. SWING LENDER, ANY OTHER LENDER, ISSUING BANK, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. 13 ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS. 13.1 Assignments and Participations. (a) (i) Subject to the conditions set forth in clause (a)(ii) below, any Lender may assign and delegate all or any portion of its rights and duties under the Loan Documents (including the Obligations owed to it and its Commitments) to one or more assignees so long as such prospective assignee is an Eligible Transferee (each, an “Assignee”), with the prior written consent (such consent not be unreasonably withheld or delayed) of: (A) Borrowers; provided, that no consent of Borrowers shall be required (1) if an Event of Default has occurred and is continuing, or (2) in connection with an assignment to a Person that is a Lender or an Affiliate (other than natural persons) of a Lender, or a Related Fund; provided further, that Borrowers shall be deemed to have consented to a proposed assignment unless it objects thereto by written notice to Agent within 5 Business Days after having received notice thereof; and (B) Agent, each U.S. Swing Lender, and Issuing Bank. (ii) Assignments shall be subject to the following additional conditions:

83 (A) no assignment may be made (i) so long as no Event of Default has occurred and is continuing, to a Competitor, or (ii) to a natural person, (B) no assignment may be made to a Loan Party or an Affiliate of a Loan Party, (C) the amount of the Commitments and the other rights and obligations of the assigning Lender hereunder and under the other Loan Documents subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Agent) shall be in a minimum amount (unless waived by Agent) of $5,000,000 (except such minimum amount shall not apply to (I) an assignment or delegation by any Lender to any other Lender, an Affiliate of any Lender, or a Related Fund of such Lender or (II) a group of new Lenders, each of which is an Affiliate of each other or a Related Fund of such new Lender to the extent that the aggregate amount to be assigned to all such new Lenders is at least $5,000,000), (D) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, (E) each assignment shall be of an equal Pro Rata Share of the U.S. Revolver Commitment, the U.S. Floorplan Commitment, Australian Revolver Commitment, and the Australian Floorplan Commitment, (F) the parties to each assignment shall execute and deliver to Agent an Assignment and Acceptance; provided, that Borrowers and Agent may continue to deal solely and directly with the assigning Lender in connection with the interest so assigned to an Assignee until written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrowers and Agent by such Lender and the Assignee, (G) unless waived by Agent, the assigning Lender or Assignee has paid to Agent, for Agent’s separate account, a processing fee in the amount of $3,500, and (H) the assignee, if it is not a Lender, shall deliver to Agent an Administrative Questionnaire in a form approved by Agent (the “Administrative Questionnaire”). (b) From and after the date that Agent receives the executed Assignment and Acceptance and, if applicable, payment of the required processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall be a “Lender” and shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 10.3) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto); provided, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Section 15 and Section 17.9(a).

84 (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (d) Immediately upon Agent’s receipt of the required processing fee, if applicable, and delivery of notice to the assigning Lender pursuant to Section 13.1(b), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto. (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons (a “Participant”) participating interests in all or any portion of its Obligations, its Commitment, and the other rights and interests of that Lender (the “Originating Lender”) hereunder and under the other Loan Documents; provided, that (i) the Originating Lender shall remain a “Lender” for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a “Lender” hereunder or under the other Loan Documents and the Originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrowers, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender (other than a waiver of default interest), or (E) decreases the amount or postpones the due dates of scheduled principal repayments or

85 prepayments or premiums payable to such Participant through such Lender, (v) no participation shall be sold to a natural person, (vi) no participation shall be sold to a Loan Party or an Affiliate of a Loan Party, and (vii) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves. (f) In connection with any such assignment or participation or proposed assignment or participation or any grant of a security interest in, or pledge of, its rights under and interest in this Agreement, Lender may, subject to the provisions of Section 17.9, disclose all documents and information which it now or hereafter may have relating to Borrowers and its Subsidiaries and their respective businesses. (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR §203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law. (h) Agent (as a non-fiduciary agent on behalf of Borrowers) shall maintain, or cause to be maintained, a register (the “Register”) on which it enters the name and address of each Lender as the registered owner of the Revolver Commitments and Floorplan Commitments (and the principal amount thereof and stated interest thereon) held by such Lender (each, a “Registered Loan”). Other than in connection with an assignment by a Lender of all or any portion of its portion of the Revolver Commitments or Floorplan Commitments to an Affiliate of such Lender or a Related Fund of such Lender (i) a Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide) and (ii) any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any evidencing the same), Borrowers shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the case of any assignment by a Lender of all or any portion of its Revolver Commitments or Floorplan Commitments to an Affiliate of such Lender or a Related Fund of such Lender, and which assignment is not recorded in the Register, the assigning Lender, on behalf of Borrowers, shall maintain a register comparable to the Register.

86 (i) In the event that a Lender sells participations in the Registered Loan, such Lender, as a non-fiduciary agent on behalf of Borrowers, shall maintain (or cause to be maintained) a register on which it enters the name of all participants in the Registered Loans held by it (and the principal amount (and stated interest thereon) of the portion of such Registered Loans that is subject to such participations) (the “Participant Register”). A Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. (j) Agent shall make a copy of the Register (and each Lender shall make a copy of its Participant Register in the extent it has one) available for review by Borrowers from time to time as Borrowers may reasonably request. 13.2 Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, that Borrowers may not assign this Agreement or any rights or duties hereunder without the Lenders’ prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release Borrowers from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 and, except as expressly required pursuant to Section 13.1, no consent or approval by Borrowers is required in connection with any such assignment. 14 AMENDMENTS; WAIVERS. 14.1 Amendments and Waivers. (a) No amendment, waiver or other modification of any provision of this Agreement or any other Loan Document (other than Bank Product Agreements or the Fee Letter), and no consent with respect to any departure by Borrowers therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and the Loan Parties that are party thereto and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders directly affected thereby and all of the Loan Parties that are party thereto, do any of the following: (i) increase the amount of or extend the expiration date of any Commitment of any Lender except as provided in Section 2.14 and Section 2.15 (in each case, as in effect on the date hereof) or amend, modify, or eliminate the last sentence of Section 2.4(c)(i), Section 2.4(c)(ii), Section 2.4(c)(iii) or Section 2.4(c)(iv), in each case, as in effect on the date hereof, (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document, (iii) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document (except in connection with the waiver of applicability of Section 2.6(c) (which waiver shall be effective with the written consent of the Required Lenders)),

87 (iv) amend, modify, or eliminate this Section or any provision of this Agreement providing for consent or other action by all Lenders, (v) amend, modify, or eliminate Section 3.1 or 3.2, (vi) amend, modify, or eliminate Section 15.11, (vii) other than as permitted by Section 15.11 as in effect on the date hereof, release Agent’s and Australian Security Trustee’s Lien in and to any of the Collateral, (viii) amend, modify, or eliminate the definitions of “Australian Required Lenders”, “Required Lenders”, “U.S. Required Lenders”, “Australian Supermajority Lenders”, “U.S. Supermajority Lenders”, “Pro Rata Share”, “Australian Pro Rata Share” or “U.S. Pro Rata Share”, (ix) contractually subordinate or take any action that has the effect of contractually subordinating any of Agent’s and Australian Security Trustee’s Liens, other than to Permitted Liens under clause (f) of the definition of such term, (x) other than in connection with a merger, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, release any Borrower or any Guarantor from any obligation for the payment of money or consent to the assignment or transfer by any Borrower or any Guarantor of any of its rights or duties under this Agreement or the other Loan Documents, (xi) amend, modify, or eliminate any of the provisions of Section 2.4(b)(i), (ii), (iii) or (iv) or Section 2.4(e), (f) or (g), (xii) amend, modify, or eliminate any of the provisions of Section 13.1 with respect to assignments to, or participations with, Persons who are Loan Parties or Affiliates of Loan Parties, or (xiii) amend, modify or eliminate Section 2.14 or Section 2.15 without the consent of all Lenders; (b) No amendment, waiver, modification, or consent shall amend, modify, waive, or eliminate, (i) the definition of, or any of the terms or provisions of, the Fee Letter, without the written consent of Agent and Borrowers (and shall not require the written consent of any of the Lenders), (ii) any provision of Section 15 pertaining to Agent, or any other rights or duties of Agent under this Agreement or the other Loan Documents, without the written consent of Agent, Borrowers, and the Required Lenders, (c) No amendment, waiver, modification, elimination, or consent shall amend, without written consent of Agent, Australian Borrowers and the Australian Supermajority Lenders, modify, or eliminate the definition of Global Borrowing Base, Australian Aggregate Borrowing Base, Australian Floorplan Borrowing Base, or Australian Revolver Borrowing Base or any of the defined terms (including the definitions of Eligible Accounts, Eligible Inventory, Eligible Real Estate, Eligible

88 Rolling Stock/Equipment, Eligible New Floorplan Equipment, Eligible Parts and Attachments Inventory, Eligible Rental Equipment, Eligible Used Floorplan Equipment, New Floorplan Equipment and Used Floorplan Equipment) that are used in such definitions to the extent that any such change results in more credit being made available to Australian Borrowers based upon any Borrowing Base, but not otherwise, or the definition of Australian Maximum Revolver Amount or Australian Maximum Floorplan Amount, or change Sections 2.1.1(c), 2.1.2(c), 2.2.1(c) or 2.2.2(c), (d) No amendment, waiver, modification, elimination, or consent shall amend, without written consent of Agent, U.S. Borrower and the U.S. Supermajority Lenders, modify, or eliminate the definition of Global Borrowing Base, U.S. Aggregate Borrowing Base, U.S. Floorplan Borrowing Base, or U.S. Revolver Borrowing Base or any of the defined terms (including the definitions of Eligible Accounts, Eligible Inventory, Eligible Real Estate, Eligible Rolling Stock/Equipment, Eligible New Floorplan Equipment, Eligible Parts and Attachments Inventory, Eligible Rental Equipment, Eligible Used Floorplan Equipment, New Floorplan Equipment and Used Floorplan Equipment) that are used in such definitions to the extent that any such change results in more credit being made available to U.S. Borrowers based upon any Borrowing Base, but not otherwise, or the definition of U.S. Maximum Revolver Amount or U.S. Maximum Floorplan Amount, or change Sections 2.1.1(c), 2.1.2(c), 2.2.1(c) or 2.2.2(c), (e) No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to Issuing Bank, or any other rights or duties of Issuing Bank under this Agreement or the other Loan Documents, without the written consent of Issuing Bank, Agent, Borrowers, and the Required Lenders, (f) No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to a U.S. Swing Lender, or any other rights or duties of a U.S. Swing Lender under this Agreement or the other Loan Documents, without the written consent of such U.S. Swing Lender, Agent, U.S. Borrowers, and the Required Lenders, (g) Anything in this Section 14.1 to the contrary notwithstanding, (i) any amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrowers, shall not require consent by or the agreement of any Loan Party, and (ii) any amendment, waiver, modification, elimination, or consent of or with respect to any provision of this Agreement or any other Loan Document may be entered into without the consent of, or over the objection of, any Defaulting Lender other than any of the matters governed by Section 14.1(a)(i) through (iii) that affect such Lender, and (h) No real property shall be taken as Collateral unless Lenders receive forty-five (45) days advance notice and each Lender confirms to Agent that it has completed all flood due diligence, received copies of all flood insurance documentation and confirmed flood insurance compliance as required by the Flood Laws or as otherwise satisfactory to such Lender. At any time that any real property constitutes Collateral, no modification of a Loan Document shall add, increase, renew or extend any loan, commitment or credit line hereunder until the completion of flood due diligence, documentation and coverage as required by the Flood Laws or as otherwise satisfactory to all Lenders.

89 14.2 Replacement of Certain Lenders. (a) If (i) any action to be taken by the Lender Group or Agent hereunder requires the consent, authorization, or agreement of all Lenders or all Lenders affected thereby and if such action has received the consent, authorization, or agreement of the Required Lenders but not of all Lenders or all Lenders affected thereby, or (ii) any Lender makes a claim for compensation under Section 16, then Borrowers or Agent, upon at least 5 Business Days prior irrevocable notice, may permanently replace any Lender that failed to give its consent, authorization, or agreement (a “Non- Consenting Lender”) or any Lender that made a claim for compensation (a “Tax Lender”) with one or more Lenders who are Eligible Transferees ( each a “Replacement Lender”), and the Non-Consenting Lender or Tax Lender, as applicable, shall have no right to refuse to be replaced hereunder. Such notice to replace the Non-Consenting Lender or Tax Lender, as applicable, shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given. (b) Prior to the effective date of such replacement, the Non-Consenting Lender or Tax Lender, as applicable, and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Non-Consenting Lender or Tax Lender, as applicable, being repaid in full its share of the outstanding Obligations (without any premium or penalty of any kind whatsoever, but including (i) all interest, fees and other amounts that may be due in payable in respect thereof, and (ii) an assumption of its Pro Rata Share of participations in the Letters of Credit). If the Non-Consenting Lender or Tax Lender, as applicable, shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, Agent may, but shall not be required to, execute and deliver such Assignment and Acceptance in the name or and on behalf of the Non- Consenting Lender or Tax Lender, as applicable, and irrespective of whether Agent executes and delivers such Assignment and Acceptance, the Non-Consenting Lender or Tax Lender, as applicable, shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Non-Consenting Lender or Tax Lender, as applicable, shall be made in accordance with the terms of Section 13.1. Until such time as one or more Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Non-Consenting Lender or Tax Lender, as applicable, hereunder and under the other Loan Documents, the Non-Consenting Lender or Tax Lender, as applicable, shall remain obligated to make the Non-Consenting Lender’s or Tax Lender’s, as applicable, Pro Rata Share of Revolver Loans and Floorplan Loans, as applicable, and to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of participations in such Letters of Credit. 14.3 No Waivers; Cumulative Remedies. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent’s and each Lender’s rights thereafter to require strict performance by Borrowers of any provision of this Agreement. Agent’s and each Lender’s rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have. 15 AGENT; THE LENDER GROUP. 15.1 Appointment and Authorization of Agent. Each Lender hereby designates and appoints Bank of America as its agent under this Agreement and the other Loan Documents and each

90 Lender hereby irrevocably authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to designate, appoint, and authorize) Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as agent for and on behalf of the Lenders (and the Bank Product Providers) on the conditions contained in this Section 15. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender (or Bank Product Provider), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement or the other Loan Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a representative relationship between independent contracting parties. Each Lender hereby further authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent to act as the secured party under each of the Loan Documents that create a Lien on any item of Collateral. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and- records reflecting the status of the Obligations, the Collateral, payments and proceeds of Collateral, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make U.S. Revolver Loans, Australian Revolver Loans, U.S. Floorplan Loans and Australian Floorplan Loans, for itself or on behalf of Lenders, as provided in the Loan Documents, (d) exclusively receive, apply, and distribute payments and proceeds of the Collateral as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrowers or its Subsidiaries, the Obligations, the Collateral, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents. 15.2 Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct. 15.3 Liability of Agent. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any

91 other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders (or Bank Product Providers) for any recital, statement, representation or warranty made by any Borrower or any of its Subsidiaries or Affiliates, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or its Subsidiaries or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lenders (or Bank Product Providers) to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the books and records or properties of Borrowers or its Subsidiaries. 15.4 Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telefacsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the. Lenders (and, if it so elects, the Bank Product Providers) against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders (and Bank Product Providers). 15.5 Notice of Default or Event of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders and, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a “notice of default.” Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 15.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable. 15.6 Credit Decision. Each Lender (and Bank Product Provider) acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrowers and its Subsidiaries or Affiliates,

92 shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender (or Bank Product Provider). Each Lender represents (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such due diligence, documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of a Borrower or any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of a Borrower or any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender (or Bank Product Provider) with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of a Borrower or any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons. Each Lender acknowledges (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that Agent does not have any duty or responsibility, either initially or on a continuing basis (except to the extent, if any, that is expressly specified herein) to provide such Lender (or Bank Product Provider) with any credit or other information with respect to Borrowers, its Affiliates or any of their respective business, legal, financial or other affairs, and irrespective of whether such information came into Agent’s or its Affiliates’ or representatives’ possession before or after the date on which such Lender became a party to this Agreement (or such Bank Product Provider entered into a Bank Product Agreement). 15.7 Costs and Expenses; Indemnification. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, attorneys’ fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not a Borrower is obligated to reimburse Agent or Lenders for such expenses pursuant to this Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from payments or proceeds of the Collateral received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders (or Bank Product Providers). In the event Agent is not reimbursed for such costs and expenses by a Borrower or its Subsidiaries, each Lender hereby agrees that it is and shall be obligated to pay to Agent such Lender’s ratable thereof. Whether or not the transactions contemplated hereby are consummated, each of the Lenders, on a ratable basis, shall indemnify and defend the Agent-Related Persons (to the extent not reimbursed by or on behalf of a Borrower and without limiting the obligation of Borrowers to do so) from and against any and all Indemnified Liabilities; provided, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make a U.S. Revolver Loan, an Australian Revolver Loan, a U.S. Floorplan Loan an Australian Floorplan Loan or other extension of credit hereunder. Without limitation of the

93 foregoing, each Lender shall reimburse Agent upon demand for such Lender’s ratable share of any costs or out of pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Loan Document to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. Notwithstanding anything herein to the contrary, Lenders shall be liable and indemnify Agent-Related Persons in accordance with this Section 15.7 for Indemnified Liabilities and other costs and expenses that relate to or arise from an Agent-Related Person acting as or for Agent (in its capacity as Agent), and not in any individual capacity. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent. 15.8 Agent in Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrowers and its Subsidiaries and Affiliates and any other Person party to any Loan Document as though Bank of America were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding Borrowers or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Borrowers or such other Person and that prohibit the disclosure of such information to the Lenders (or Bank Product Providers), and the Lenders acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms “Lender” and “Lenders” include Bank of America in its individual capacity. 15.9 Successor Agent. Agent may resign as Agent upon 30 days (10 days if an Event of Default has occurred and is continuing) prior written notice to the Lenders (unless such notice is waived by the Required Lenders) and Borrowers (unless such notice is waived by Borrowers or an Event of Default exists) and without any notice to the Bank Product Providers. If Agent resigns under this Agreement, the Required Lenders shall be entitled, with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned), appoint a successor Agent for the Lenders (and the Bank Product Providers). If, at the time that Agent’s resignation is effective, it is acting as Issuing Bank or a U.S. Swing Lender, such resignation shall also operate to effectuate its resignation as Issuing Bank or such U.S. Swing Lender, as applicable, and it shall automatically be relieved of any further obligation to issue Letters of Credit, or to make Swing Loans. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders and Borrowers, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned). In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term “Agent” shall mean such successor Agent and the retiring Agent’s appointment, powers, and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the

94 provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above. 15.10 Lender in Individual Capacity. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrowers and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group (or the Bank Product Providers). The other members of the Lender Group acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrowers or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Borrowers or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, such Lender shall not be under any obligation to provide such information to them. 15.11 Collateral Matters. (a) The Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all of the Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if any Borrower certifies to Agent that the sale or disposition is permitted under Section 6.4 (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which neither any Borrower nor any of its Subsidiaries owned no interest at the time Agent’s and Australian Security Trustee’s Lien was granted nor at any time thereafter, (iv) constituting property leased or licensed to a Borrower or its Subsidiaries under a lease or license that has expired or is terminated in a transaction permitted under this Agreement, or (v) in connection with a credit bid or purchase authorized under this Section 15.11. The Loan Parties and the Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent, based upon the instruction of the Required Lenders, to (a) consent to the credit bid, or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including Section 363 of the Bankruptcy Code, (b) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale or other disposition thereof conducted under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code, or (c) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any other sale or foreclosure conducted or consented to by Agent in accordance with applicable law in any judicial action or proceeding or by the exercise of any legal or equitable remedy. In connection with any such credit bid or purchase, (i) the Obligations owed to the Lenders and the Bank Product Providers shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent

95 or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof would not impair or unduly delay the ability of Agent to credit bid or purchase at such sale or other disposition of the Collateral and, if such contingent or unliquidated claims cannot be estimated without impairing or unduly delaying the ability of Agent to credit bid at such sale or other disposition, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the Collateral that is the subject of such credit bid or purchase) and the Lenders and the Bank Product Providers whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the Collateral that is the subject of such credit bid or purchase (or in the Equity Interests of the any entities that are used to consummate such credit bid or purchase), and (ii) Agent, based upon the instruction of the Required Lenders, may accept non-cash consideration, including debt and equity securities issued by any entities used to consummate such credit bid or purchase and in connection therewith Agent may reduce the Obligations owed to the Lenders and the Bank Product Providers (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) based upon the value of such non-cash consideration. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders (without requiring the authorization of the Bank Product Providers), or (z) otherwise, the Required Lenders (without requiring the authorization of the Bank Product Providers). Upon request by Agent or a Borrower at any time, the Lenders will (and if so requested, the Bank Product Providers will) confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.11; provided, that (1) anything to the contrary contained in any of the Loan Documents notwithstanding, Agent shall not be required to execute any document or take any action necessary to evidence such release on terms that, in Agent’s opinion, could expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly released) upon (or obligations of Borrowers in respect of) any and all interests retained by Borrowers, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Each Lender further hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to irrevocably authorize) Agent, at its option and in its sole discretion, to subordinate any Lien granted to or held by Agent under any Loan Document to the holder of any Permitted Lien on such property if such Permitted Lien secures Permitted Purchase Money Indebtedness. (b) Agent shall have no obligation whatsoever to any of the Lenders (or the Bank Product Providers) (i) to verify or assure that the Collateral exists or is owned by a Borrower or its Subsidiaries or is cared for, protected, or insured or has been encumbered, (ii) to verify or assure that Agent’s and Australian Security Trustee’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, (iii) to verify or assure that any particular items of Collateral meet the eligibility criteria applicable in respect thereof, (iv) to impose, maintain, increase, reduce, implement, or eliminate any particular reserve hereunder or to determine whether the amount of any reserve is appropriate or not, or (v) to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender (or Bank Product Provider) as to any of the foregoing, except as otherwise expressly provided herein.

96 15.12 Restrictions on Actions by Lenders; Sharing of Payments. (a) Each of the Lenders agrees that it shall not, without the express written consent of Agent, set off against the Obligations any amounts owing by such Lender to Borrowers or its Subsidiaries or any deposit accounts of Borrowers or its Subsidiaries now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Loan Document against any Borrower or any Guarantor or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral. (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender’s Pro Rata Share of all such distributions by Agent, such Lender promptly shall (A) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment. 15.13 Agency for Perfection. Agent hereby appoints each other Lender (and each Bank Product Provider) as its agent (and each Lender hereby accepts (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to accept) such appointment) for the purpose of perfecting Agent’s and Australian Security Trustee’s Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code can be perfected by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent’s instructions. 15.14 Payments by Agent to the Lenders. All payments to be made by Agent to the Lenders (or Bank Product Providers) shall be made by bank wire transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, fees, or interest of the Obligations. 15.15 Concerning the Collateral and Related Loan Documents. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents. Each member of the Lender Group agrees (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to agree) that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders (and such Bank Product Provider).

97 15.16 Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information. By becoming a party to this Agreement, each Lender: (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field examination report respecting Borrowers or its Subsidiaries (each, a “Report”) prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports, (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report, (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any field examination will inspect only specific information regarding Borrowers and its Subsidiaries and will rely significantly upon Borrowers’ and its Subsidiaries’ books and records, as well as on representations of Borrowers’ personnel, (d) agrees to keep all Reports and other material, non-public information regarding Borrowers and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 17.9, and (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of Borrowers, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys’ fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. (f) In addition to the foregoing, (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrowers or its Subsidiaries to Agent that has not been contemporaneously provided by Borrowers or such Subsidiary to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrowers or its Subsidiaries, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender’s notice to Agent, whereupon Agent promptly shall request of Borrowers the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Borrowers or such Subsidiary, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Borrowers a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender. 15.17 Several Obligations; No Liability. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its

98 capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 15.7, no member of the Lender Group shall have any liability for the acts of any other member of the Lender Group. No Lender shall be responsible to Borrowers or any other Person for any failure by any other Lender (or Bank Product Provider) to fulfill its obligations to make credit available hereunder, nor to advance for such Lender (or Bank Product Provider) or on its behalf, nor to take any other action on behalf of such Lender (or Bank Product Provider) hereunder or in connection with the financing contemplated herein. 15.18 Joint Lead Arrangers, Joint Book Runners, Syndication Agent, and Co- Documentation Agents. Each of the Joint Lead Arrangers, Joint Book Runners, Syndication Agent, and Co-Documentation Agents, in such capacities, shall not have any right, power, obligation, liability, responsibility, or duty under this Agreement other than those applicable to it in its capacity as a Lender, as Agent, as a U.S. Swing Lender, or as Issuing Bank. Without limiting the foregoing, none of the Joint Lead Arrangers, Joint Book Runners, Syndication Agent, and Co-Documentation Agents, in such capacities, shall have or be deemed to have any fiduciary relationship with any Lender or any Loan Party. Each Lender, Agent, each U.S. Swing Lender, Issuing Bank, and each Loan Party acknowledges that it has not relied, and will not rely, on the Joint Lead Arrangers, Joint Book Runners, Syndication Agent, and Co-Documentation Agents in deciding to enter into this Agreement or in taking or not taking action hereunder. Each of the Joint Lead Arrangers, Joint Book Runners, Syndication Agent, and Co-Documentation Agents, in such capacities, shall be entitled to resign at any time by giving notice to Agent and Borrowers. 15.19 Resignation of Prior Agent and Appointment of Successor Agent. Upon confirmation by Agent (which may be provided by e-mail) that the conditions to the effectiveness of this Agreement have been satisfied and payment on the Closing Date of all obligations owed to Resigning Agent under the Existing Credit Agreement pursuant to that certain pay-down letter between Loan Parties and Resigning Agent, dated as of even date hereof: (a) (i) Resigning Agent hereby resigns as Agent under the Existing Credit Agreement and all of the other Loan Documents pursuant to Section 15.9 of the Existing Credit Agreement, (ii) the Lenders and the Borrowers hereby accept such resignation and consent to the appointment of Bank of America, N.A. to act as successor Agent under the Existing Credit Agreement, which is concurrently herewith being amended and restated pursuant to this Agreement, and the other Loan Documents to fill the vacancy created by the resignation of Resigning Agent, such resignation and appointment to be effective on the Closing Date and (iii) Resigning Agent shall be discharged from its duties and obligations under the Existing Credit Agreement an all other Loan Documents. (b) Any requirement set forth in Section 15.9 of the Existing Credit Agreement for prior notice to the Lenders and the Borrowers of such resignation is hereby waived by each of the parties hereto. Bank of America, N.A. hereby accepts its appointment as Agent under the Existing Credit Agreement, as amended and restated pursuant to this Agreement, and the other Loan

99 Documents, and accepts and assumes all of the rights, powers, duties and obligations of the Agent hereunder and under the other Loan Documents effective on the Closing Date, except that Resigning Agent shall disburse any fees or interest due and owing to Lenders under the Existing Credit Agreement on the Closing Date. 15.20 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Agent makes a payment hereunder in error to any Lender or any Issuing Bank, each a (“Credit Party”), whether or not in respect of an Obligation due and owing by the Borrowers at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Agent forthwith on demand the Rescindable Amount received by such Credit Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount. 15.21 Appointment of the Agent as Australian Security Trustee for the Australian Collateral. (a) In this Agreement, any rights and remedies exercisable by, any documents to be delivered to, or any other indemnities or obligations in favor of the Agent shall be, as the case may be, exercisable by, delivered to, or be indemnities or other obligations in favor of the Agent (or any other Person acting in such capacity) in its capacity as Australian Security Trustee to the extent that the rights, remedies, deliveries, indemnities or other obligations relate to, the Australian Loan Parties, the Australian Security Documents or the security thereby created. Any obligations of the Agent (or any other Person acting in such capacity) in this Agreement shall be obligations of the Agent in its capacity as Australian Security Trustee or the security thereby created to the extent that such obligations relate to the Australian Security Documents or the security thereby created. Additionally, in its capacity as Australian Security Trustee, the Agent (or any other Person acting in such capacity) shall have: (a) all the rights, remedies and benefits in favor of the Agent contained in the provisions of the whole of this Section 15; (b) all the powers of an absolute owner of the security constituted by the Australian Security Documents; and (c) all the rights, remedies and powers granted to it and be subject to all the obligations and duties owned by it under the Australian Security Documents. (b) Each Lender appoints Australian Security Trustee under the terms of the Australian Security Trust Deed to act as trustee under and in relation to the Australian Security Documents and to hold the assets subject to the security thereby created as trustee for the Agent, the Lenders, the Bank Product Providers, the Joint Lead Arrangers, the Joint Book Runners and the Documentation Agent (together the, ‘Secured Parties’) on trust and on the terms contained in the Australian Security Documents and the Agent and each Secured Party authorizes the Australian Security Trustee under the terms of the Australian Security Trust Deed to exercise such rights, remedies, powers and discretions as are specifically delegated to Australian Security Trustee by the terms of the Australian Security Documents together with all such rights, remedies, powers and discretions as are reasonably incidental thereto and Australian Security Trustee accepts that appointment.

100 (c) On and from the date the Australian Security Trust Deed is entered into, each Secured Party hereby: (i) acknowledges that they are aware of, and consent to, the terms of the Australian Security Trust Deed; (ii) agrees to comply with and be bound by the Australian Security Trust Deed as a Beneficiary (as that term is defined in the Australian Security Trust Deed); (iii) acknowledges that it has received a copy of the Australian Security Trust Deed together with the other information which it has required in connection with the Australian Security Trust Deed and this Agreement; and (iv) without limiting the general application of paragraph (a) above, for consideration received, irrevocably appoints as its attorney each person who under the terms of the Australian Security Trust Deed is appointed an attorney of a Beneficiary (as defined in the Australian Security Trust Deed) on the same terms and for the same purposes as contained in the Australian Security Trust Deed. (d) The Secured Parties agree that at any time that the Australian Security Trustee shall be a Person other than the Agent, such other Person shall have the rights, remedies, benefits and powers granted to the Agent in its capacity as Australian Security Trustee in this Agreement. (e) On and from the date the Australian Security Trust Deed is entered into, each Loan Party that has entered into an Australian Security Document hereby: (i) acknowledges that they are aware of, and consent to, the terms of the Australian Security Trust Deed; and (ii) acknowledges that it has received a copy of the Australian Security Trust Deed together with the other information which it has required in connection with the Australian Security Trust Deed and this Agreement. (f) The laws of New South Wales govern this Section 15.21 and is executed as a deed poll in favor of Australian Security Trustee and the Secured Parties from time to time. 16 WITHHOLDING TAXES. 16.1 Payments. All payments under the Loan Documents will be made free and clear of, and without deduction or withholding for, any present or future Indemnified Taxes, and in the event any deduction or withholding of Indemnified Taxes is required, Borrowers shall comply with the next sentence of this Section 16.1. If any Indemnified Taxes are so levied or imposed, each Borrower agrees to pay the full amount of such Indemnified Taxes and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, any note, or Loan Document, including any amount paid pursuant to this Section 16.1 after withholding or deduction for or on account of any Indemnified Taxes, will not be less than the amount provided for herein. Each Borrower will furnish to Agent as promptly as possible after the date the payment of any Indemnified Tax is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by Borrowers. Each Borrower agrees to pay any present or future stamp, value added or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the

101 execution, delivery, performance, recordation, or filing of, or otherwise with respect to this Agreement or any other Loan Document. 16.2 Exemptions. (a) If a Lender or Participant is entitled to claim an exemption or reduction from United States withholding tax, such Lender or Participant agrees with and in favor of Agent, to deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) one of the following before receiving its first payment under this Agreement: (i) if such Lender or Participant is entitled to claim an exemption from United States withholding tax pursuant to the portfolio interest exception, (A) a statement of the Lender or Participant, signed under penalty of perjury, that it is not a (I) a “bank” as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to Borrowers within the meaning of Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W- 8BEN, Form W-8BEN-E or Form W-8IMY (with proper attachments), as applicable; (ii) if such Lender or Participant is entitled to claim an exemption from, or a reduction of, withholding tax under a United States tax treaty, a properly completed and executed copy of IRS Form W-8BEN or Form W-8BEN-E, as applicable; (iii) if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, a properly completed and executed copy of IRS Form W-8ECI; (iv) if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because such Lender or Participant serves as an intermediary, a properly completed and executed copy of IRS Form W-8IMY (with proper attachments); or (v) a properly completed and executed copy of any other form or forms, including IRS Form W-9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding tax, or (vi) a properly completed form or forms, and other required documentation (to be designated under Sections 1471 and 1472 of the Code) to claim an exemption from any withholding tax imposed under FATCA. (b) Each Lender or Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to promptly notify Agent (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction. (c) If a Lender or Participant claims an exemption from withholding tax in a jurisdiction other than the United States, such Lender or such Participant agrees with and in favor of Agent, to deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) any such form or forms, as may be required under the laws of such jurisdiction as a condition to

102 exemption from, or reduction of, foreign withholding or backup withholding tax before receiving its first payment under this Agreement, but only if such Lender or such Participant is legally able to deliver such forms, provided, that nothing in this Section 16.2(c) shall require a Lender or Participant to disclose any information that it deems to be confidential (including without limitation, its tax returns). Each Lender and each Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to promptly notify Agent (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction. (d) If a Lender or Participant claims exemption from, or reduction of, withholding tax and such Lender or Participant sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrowers to such Lender or Participant, such Lender or Participant agrees to notify Agent (or, in the case of a sale of a participation interest, to the Lender granting the participation only) of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrowers to such Lender or Participant. To the extent of such percentage amount, Agent will treat such Lender’s or such Participant’s documentation provided pursuant to Section 16.2(a) or 16.2(c) as no longer valid. With respect to such percentage amount, such Participant or Assignee may provide new documentation, pursuant to Section 16.2(a) or 16.2(c), if applicable. Borrowers agree that each Participant shall be entitled to the benefits of this Section 16 with respect to its participation in any portion of the Commitments and the Obligations so long as such Participant complies with the obligations set forth in this Section 16 with respect thereto. (e) If a payment made to a Lender under any Loan Document would be subject to U.S. federal income withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) at the time or times prescribed by law and at such time or times reasonably requested by Agent (or, in the case of a Participant, the Lender granting the participation) such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by Agent (or, in the case of a Participant, the Lender granting the participation) as may be necessary for Agent or Borrowers to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. 16.3 Reductions. (a) If a Lender or a Participant is subject to an applicable withholding tax, Agent (or, in the case of a Participant, the Lender granting the participation) may withhold from any payment to such Lender or such Participant an amount equivalent to the applicable withholding tax. If the forms or other documentation required by Section 16.2(a) or 16.2(c) are not delivered to Agent (or, in the case of a Participant, to the Lender granting the participation), then Agent (or, in the case of a Participant, to the Lender granting the participation) may withhold from any payment to such Lender or such Participant not providing such forms or other documentation an amount equivalent to the applicable withholding tax. (b) If the Internal Revenue Service or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent (or, in the case of a Participant, to the

103 Lender granting the participation) did not properly withhold tax from amounts paid to or for the account of any Lender or any Participant due to a failure on the part of the Lender or any Participant (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent (or such Participant failed to notify the Lender granting the participation) of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless (or, in the case of a Participant, such Participant shall indemnify and hold the Lender granting the participation harmless) for all amounts paid, directly or indirectly, by Agent (or, in the case of a Participant, to the Lender granting the participation), as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent (or, in the case of a Participant, to the Lender granting the participation only) under this Section 16, together with all costs and expenses (including attorneys’ fees and expenses). The obligation of the Lenders and the Participants under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent. 16.4 Refunds. If Agent or a Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes to which Borrowers have paid additional amounts pursuant to this Section 16, so long as no Default or Event of Default has occurred and is continuing, it shall pay over such refund to Borrowers (but only to the extent of payments made, or additional amounts paid, by Borrowers under this Section 16 with respect to Indemnified Taxes giving rise to such a refund), net of all out-of-pocket expenses of Agent or such Lender and without interest (other than any interest paid by the applicable Governmental Authority with respect to such a refund); provided, that Borrowers, upon the request of Agent or such Lender, agrees to repay the amount paid over to Borrowers (plus any penalties, interest or other charges, imposed by the applicable Governmental Authority, other than such penalties, interest or other charges imposed as a result of the willful misconduct or gross negligence of Agent hereunder) to Agent or such Lender in the event Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything in this Agreement to the contrary, this Section 16 shall not be construed to require Agent or any Lender to make available its tax returns (or any other information which it deems confidential) to a Borrower or any other Person. 17 GENERAL PROVISIONS. 17.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by Borrowers, Agent, and each Lender whose signature is provided for on the signature pages hereof. 17.2 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement. 17.3 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Lender Group or Borrowers, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. 17.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

104 17.5 Bank Product Providers. Each Bank Product Provider in its capacity as such shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Document to the parties for whom Agent is acting. Agent hereby agrees to act as agent for such Bank Product Providers and, by virtue of entering into a Bank Product Agreement, the applicable Bank Product Provider shall be automatically deemed to have appointed Agent as its agent and to have accepted the benefits of the Loan Documents. It is understood and agreed that the rights and benefits of each Bank Product Provider under the Loan Documents consist exclusively of such Bank Product Provider’s being a beneficiary of the Liens and security interests (and, if applicable, guarantees) granted to Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein. In addition, each Bank Product Provider, by virtue of entering into a Bank Product Agreement, shall be automatically deemed to have agreed that Agent shall have the right, but shall have no obligation, to establish, maintain, relax, or release reserves in respect of the Bank Product Obligations and that if reserves are established there is no obligation on the part of Agent to determine or insure whether the amount of any such reserve is appropriate or not. In connection with any such distribution of payments or proceeds of Collateral, Agent shall be entitled to assume no amounts are due or owing to any Bank Product Provider unless such Bank Product Provider has provided a written certification (setting ‘forth a reasonably detailed calculation) to Agent as to the amounts that are due and owing to it and such written certification is received by Agent a reasonable period of time prior to the making of such distribution. Agent shall have no obligation to calculate the amount due and payable with respect to any Bank Products, but may rely upon the written certification of the amount due and payable from the applicable Bank Product Provider. In the absence of an updated certification, Agent shall be entitled to assume that the amount due and payable to the applicable Bank Product Provider is the amount last certified to Agent by such Bank Product Provider as being due and payable (less any distributions made to such Bank Product Provider on account thereof). Borrowers may obtain Bank Products from any Bank Product Provider, although Borrowers are not required to do so. Borrowers acknowledge and agree that no Bank Product Provider has committed to provide any Bank Products and that the providing of Bank Products by any Bank Product Provider is in the sole and absolute discretion of such Bank Product Provider. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no provider or holder of any Bank Product shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agreements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the other Loan Documents, including as to any matter relating to the Collateral or the release of Collateral or Guarantors. 17.6 Debtor-Creditor Relationship. The relationship between the Lenders and Agent, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor. No member of the Lender Group has (or shall be deemed to have) any fiduciary relationship or duty to any Loan Party arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the members of the Lender Group, on the one hand, and the Loan Parties, on the other hand, by virtue of any Loan Document or any transaction contemplated therein. 17.7 Counterparts; Electronic Execution. This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each Borrower agrees that any Electronic Signature on or associated with any

105 Communication shall be valid and binding on Borrowers to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of Borrowers enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Agent has agreed to accept such Electronic Signature, the Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrowers without further verification and (b) upon the request of the Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of any Communication. The foregoing shall apply to each other Loan Document mutatis mutandis. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. 17.8 Revival and Reinstatement of Obligations; Certain Waivers. If any member of the Lender Group or any Bank Product Provider repays, refunds, restores, or returns in whole or in part, any payment or property (including any proceeds of Collateral) previously paid or transferred to such member of the Lender Group or such Bank Product Provider in full or partial satisfaction of any Obligation or on account of any other obligation of any Loan Party under any Loan Document or any Bank Product Agreement, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent transfers, preferences, or other voidable or recoverable obligations or transfers (each, a “Voidable Transfer”), or because such member of the Lender Group or Bank Product Provider elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that such member of the Lender Group or Bank Product Provider elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and as to all reasonable costs, expenses, and attorneys’ fees of such member of the Lender Group or Bank Product Provider related thereto, (i) the liability of the Loan Parties with respect to the amount or property paid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist and (ii) Agent’s and Australian Security Trustee’s Liens securing such liability shall be effective, revived, and remain in full force and effect, in each case, as fully as if such Voidable Transfer had never been made. If, prior to any of the foregoing, (A) Agent’s and Australian Security Trustee’s Liens shall have been released or terminated or (B) any provision of this Agreement shall have been terminated or cancelled, Agent’s and Australian Security Trustee’s Liens, or such provision of this Agreement, shall be reinstated in full

106 force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligation of any Loan Party in respect of such liability or any Collateral securing such liability. 17.9 Confidentiality. (a) Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding Borrowers and its Subsidiaries, their operations, assets, and existing and contemplated business plans (“Confidential Information”) shall be treated by Agent and the Lenders in a confidential manner, and shall not be disclosed by Agent and the Lenders to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group and to employees, directors and officers of any member of the Lender Group (the Persons in this clause (i), “Lender Group Representatives”) on a “need to know” basis in connection with this Agreement and the transactions contemplated hereby and on a confidential basis, (ii) to Subsidiaries and Affiliates of any member of the Lender Group (including the Bank Product Providers), provided that any such Subsidiary or Affiliate shall be required to receive such information hereunder subject to the terms of this Section 17.9, (iii) as may be required by regulatory authorities so long as such authorities are informed of the confidential nature of such information, (iv) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; provided that (x) prior to any disclosure under this clause (iv), the disclosing party agrees to provide Borrowers with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Borrowers pursuant to the terms of the applicable statute, decision, or judicial or administrative order, rule, or regulation and (y) any disclosure under this clause (iv) shall be limited to the portion of the Confidential Information as may be required by such statute, decision, or judicial or administrative order, rule, or regulation, (v) as may be agreed to in advance in writing by Borrowers, (vi) as requested or required by any Governmental Authority pursuant to any subpoena or other legal process, provided, that, (x) prior to any disclosure under this clause (vi) the disclosing party agrees to provide Borrowers with prior written notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior written notice to Borrowers pursuant to the terms of the subpoena or other legal process and (y) any disclosure under this clause (vi) shall be limited to the portion of the Confidential Information as may be required by such Governmental Authority pursuant to such subpoena or other legal process, (vii) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or the Lenders or the Lender Group Representatives), (viii) in connection with any assignment, participation or pledge of any Lender’s interest under this Agreement, provided that prior to receipt of Confidential Information any such assignee, participant, or pledgee shall have agreed in writing to receive such Confidential Information either subject to the terms of this Section 17.9 or pursuant to confidentiality requirements substantially similar to those contained in this Section 17.9 (and such Person may disclose such Confidential Information to Persons employed or engaged by them as described in clause (i) above), (ix) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents; provided, that, prior to any disclosure to any Person (other than any Loan Party, Agent, any Lender, any of their respective Affiliates, or their respective counsel) under this clause (ix) with respect to litigation involving any Person (other than Borrowers, Agent, any Lender, any of their respective Affiliates, or their respective counsel), the disclosing party agrees to provide Borrowers with prior written notice thereof, and (x) in connection

107 with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any other Loan Document. (b) Anything in this Agreement to the contrary notwithstanding, Agent may disclose information concerning the terms and conditions of this Agreement and the other Loan Documents to loan syndication and pricing reporting services or in its marketing or promotional materials, with such information to consist of deal terms and other information customarily found in such publications or marketing or promotional materials and may otherwise use the name, logos, and other insignia of Borrowers or the other Loan Parties and the Commitments provided hereunder in any “tombstone” or other advertisements, on its website or in other marketing materials of the Agent. (c) The Loan Parties hereby acknowledge that Agent or its Affiliates may make available to the Lenders materials or information provided by or on behalf of Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, SyndTrak or another similar electronic system (the “Platform”) and certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their securities) (each, a “Public Lender”). The Loan Parties shall be deemed to have authorized Agent and its Affiliates and the Lenders to treat Borrower Materials marked “PUBLIC” or otherwise at any time filed with the SEC as not containing any material non-public information with respect to the Loan Parties or their securities for purposes of United States federal and state securities laws. All Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor” (or another similar term). Agent and its Affiliates and the Lenders shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” or that are not at any time filed with the SEC as being suitable only for posting on a portion of the Platform not marked as “Public Investor” (or such other similar term). (d) Notwithstanding anything else contained herein to the contrary, to the extent permitted by the Australian PPSA, the parties agree to keep all information of the kind permitted by Section 275(1) of the Australian PPSA confidential and not to disclose that information to any other person. To the extent Section 275 of the Australian PPSA applies, the parties to this Agreement agree that the terms of the Lien provided under an Australian Security Document are contained wholly in that Loan Document. 17.10 Survival. All representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent, Issuing Bank, or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of, or any accrued interest on, any Loan or any fee or any other amount payable under this Agreement is outstanding or unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or been terminated. 17.11 Patriot Act. Each Lender that is subject to the requirements of the Patriot Act hereby notifies each Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies Borrowers, which information includes the name and address of Borrowers and other information that will allow such Lender to identify each Borrower in accordance

108 with the Patriot Act. In addition, if Agent is required by law or regulation or internal policies to do so, it shall have the right to periodically conduct (a) Patriot Act searches, OFAC/PEP searches, and customary individual background checks for the Loan Parties and (b) OFAC/PEP searches and customary individual background checks for the Loan Parties’ senior management and key principals, and each Borrower agrees to cooperate in respect of the conduct of such searches and further agrees that the reasonable costs and charges for such searches shall constitute Lender Group Expenses hereunder and be for the account of Borrowers. 17.12 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. The foregoing to the contrary notwithstanding, all Bank Product Agreements, if any, are independent agreements governed by the written provisions of such Bank Product Agreements, which will remain in full force and effect, unaffected by any repayment, prepayments, acceleration, reduction, increase, or change in the terms of any credit extended hereunder, except as otherwise expressly provided in such Bank Product Agreement. 17.13 No Set-Off. All payments made by Borrowers hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense. 17.14 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties, each party hereto acknowledges that, with respect to any Lender that is an EEA Financial Institution, any liability of such Lender arising under a Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority, and each party hereto agrees and consents to, and acknowledges and agrees to be bound by, (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liability which may be payable to it by such Lender; and (b) the effects of any Bail-in Action on any such liability, including (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under any Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of any Write-Down and Conversion Powers. 17.15 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the

109 transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 17.15, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 17.16 Administrator Appointed to an Australian Loan Party. If (a) the Agent and/or the Australian Security Trustee is notified by a party or under the Australian Corporations Act that an administrator has been appointed (other than by the Australian Security Trustee) to an Australian Loan Party, and (b) the Australian Security Trustee is entitled under section 441A of the Australian Corporations Act to enforce a Lien or other security interest over that Australian Loan Party's property within the decision period provided for under that section, then: (a) the Agent and/or the Australian Security Trustee (as applicable) shall promptly notify the Lenders and seek instructions as to whether or not it should enforce that Lien or other security interest within that decision period; and (b) unless it receives instructions from the requisite Lenders not to enforce by a time which it considers to be the latest time by which instructions should be received in order for it to be able to arrange the enforcement of the Lien or other security interest within that period, then the Australian Security Trustee may enforce that Lien or other security interest but need not do so (and is not liable to any of the Parties to this Agreement if it does not do so).

110 18 PUBLIC OFFER 18.1 Joint Lead Arranger’s Representations and Warranties. The Joint Lead Arrangers represent and warrant to the Loan Parties as follows: (a) On behalf of the Australian Borrowers it has made invitations to become a Lender under this Agreement to at least 10 parties, each of whom, as at the date the relevant invitation was made, the Joint Lead Arrangers’ relevant officers involved in the transaction on a day to day basis believe carries on the business of providing finance or investing or dealing in securities in the course of operating in financial markets, for the purposes of section 128F(3A)(a)(i) of the Australian Tax Act. (b) At least 10 of the parties to whom the Joint Leader Arrangers have made invitations referred to in paragraph (a) above are not, as at the date the invitations are made, to the knowledge of the relevant officers of the Joint Lead Arrangers involved in the transaction, Associates of any of the others of those 10 offerees or the Joint Lead Arrangers. (c) The Joint Lead Arrangers have not made and will not make offers or invitations referred to in paragraph (a) above to parties whom its relevant officers involved in the transaction on a day to day basis are aware are Offshore Associates of the relevant Australian Borrower. 18.2 Lenders’ Representations and Warranties. Each Lender represents and warrants to each Australian Borrower that if it received an invitation described in Section 18.1(a), at the time it received the invitation it was carrying on the business of providing finance, or investing or dealing in securities, in the course of operating in financial markets. 18.3 Information. Each Joint Lead Arranger and each Lender will provide to the Australian Borrowers when reasonably requested by the Australian Borrowers any factual information in its possession or which it is reasonably able to provide to assist the Australian Borrowers to demonstrate (based upon tax advice received by the Australian Borrowers) that section 128F of the Australian Tax Act has been satisfied where to do so will not in the Joint Lead Arrangers’ or Lender's reasonable opinion breach any law or regulation or any duty of confidence. 18.4 Collection Allocation Mechanism (CAM) and Lender Loss Sharing Agreement. In order to implement a mechanism for the allocation and exchange of interests in the Revolver Loans and participations in Letters of Credit and collections thereunder among all Lenders and to provide for equitable sharing of gains and losses under the Loan Documents, each Lender and Agent agree as follows: (a) Definitions. As used in this Section 18.4, the following terms shall have the following meanings: (i) “CAM Exchange” means the exchange of the U.S. Lenders’ interests and Australian Lenders’ interests as provided for in Section 18.4(b). (ii) “CAM Exchange Date” means the first date after the Closing Date on which the Commitments shall have terminated in accordance with Section 9.1 of this Agreement and

111 there shall occur an acceleration of Loans and termination of the Commitments pursuant to Section 9.1. (iii) “CAM Percentage” means, as to each Lender, a fraction expressed as a percentage, (i) the numerator of which shall be the aggregate amount of such Lender’s Commitments immediately prior to the CAM Exchange Date, and (ii) the denominator of which shall be amount of the Commitments of all Lenders immediately prior to the CAM Exchange Date. (iv) “Designated Obligations” means, the Dollar Equivalent of all Obligations of Borrowers with respect to (i) principal and interest under all Loans, Overadvance Loans and Protective Advances, (ii) unreimbursed drawings under Letters of Credit and interest thereon, and (iii) fees hereunder. (b) CAM Exchange. On the CAM Exchange Date, (a) each U.S. Lender shall fund its participation in any outstanding U.S. Protective Advances and unreimbursed drawings made under U.S. Letters of Credit in accordance herewith and (b) each Australian Lender shall fund its participation in any outstanding Australian Protective Advances in accordance herewith, and Lenders shall purchase at par interests in the Designated Obligations (and shall make payments to Agent for reallocation to other Lenders to the extent necessary to give effect to such purchases) and shall assume the obligations to reimburse Issuing Bank for unreimbursed drawings under outstanding Letters of Credit such that, in lieu of the interests of each Lender in the Designated Obligations under the U.S. Revolver Commitments, the Australian Revolver Commitments, the U.S. Floorplan Commitments and the Australian Floorplan Commitments, in which it shall participate immediately prior to the CAM Exchange Date, such Lender shall own an interest equal to such Lender’s CAM Percentage in each component of the Designated Obligations immediately following the CAM Exchange. (c) Consents; Delivery of Notes. Each Lender and each Person acquiring a participation from any Lender as contemplated by Section 13 hereby consents and agrees to the CAM Exchange. Each Borrower agrees from time to time to execute and deliver to Lenders all such promissory notes and other instruments and documents as Agent shall reasonably request to evidence and confirm the respective interests and obligations of Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it in connection with its Loans under this Agreement to Agent against delivery of any promissory notes so executed and delivered; provided that the failure of any Lender to deliver or accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange. (d) Distribution of Payments. As a result of the CAM Exchange, from and after the CAM Exchange Date, each payment received by Agent pursuant to any Loan Document in respect of any of the Designated Obligations shall be distributed to Lenders, pro rata in accordance with their respective CAM Percentages. (e) Post-CAM Exchange Date Letter of Credit Drawings. In the event that on or after the CAM Exchange Date, the aggregate amount of the Designated Obligations shall change as a result of the making of a disbursement under a Letter of Credit by a Issuing Bank that is not reimbursed by a Borrower, then each Lender shall promptly reimburse Issuing Bank for its CAM Percentage of such unreimbursed payment.

112 (f) Withholding and Deductions. Notwithstanding any other provision of this Section 18.4, Agent and each Lender agree that if Agent or a Lender is required under Applicable Law to withhold or deduct any taxes or other amounts from payments made by it hereunder or as a result hereof, such Person shall be entitled to withhold or deduct such amounts and pay over such taxes or other amounts to the applicable Governmental Authority imposing such tax without any obligation to indemnify Agent or any Lender with respect to such amounts and without any other obligation of gross up or offset with respect thereto and there shall be no recourse whatsoever by Agent or any Lender subject to such withholding to Agent or any other Lender making such withholding and paying over such amounts, but without diminution of the rights of Agent or such Lender subject to such withholding as against the applicable Borrower or Obligor to the extent (if any) provided in this Agreement and the other Loan Documents. Any amounts so withheld or deducted shall be treated as, for the purpose of this Section 18.4, having been paid to Agent or such Lender with respect to which such withholding or deduction was made. 18.5 Joint and Several Liability. (a) Each U.S. Borrower agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Agent and U.S. Lenders the prompt payment and performance of, all U.S. Obligations, except its Excluded Swap Obligations. Each U.S. Borrower agrees that its guaranty obligations hereunder constitute a continuing guaranty of payment and not of collection, that such obligations shall not be discharged until payment in full of the U.S. Obligations, and that such obligations are absolute and unconditional, irrespective of (a) the genuineness, validity, regularity, enforceability, subordination or any future modification of, or change in, any U.S. Obligations or Loan Document, or any other document, instrument or agreement to which any Loan Party is or may become a party or be bound; (b) the absence of any action to enforce this Agreement (including this Section 18.5) or any other Loan Document, or any waiver, consent or indulgence of any kind by Agent or any U.S. Lender with respect thereto; (c) the existence, value or condition of, or failure to perfect a Lien or to preserve rights against, any security or guaranty for any U.S. Obligations or any action, or the absence of any action, by Agent or any U.S. Lender in respect thereof (including the release of any security or guaranty); (d) the insolvency of any Loan Party; (e) any election by Agent or any U.S. Lender in an Insolvency Proceeding for the application of Section 1111(b)(2) of the Bankruptcy Code; (f) any borrowing or grant of a Lien by any other U.S. Borrower, as debtor-in- possession under Section 364 of the Bankruptcy Code or otherwise; (g) the disallowance of any claims of Agent or any Lender against any Loan Party for the repayment of any U.S. Obligations under Section 502 of the Bankruptcy Code or otherwise; or (h) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, except payment in full of the U.S. Obligations. (b) Each Australian Borrower agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Agent and Australian Lenders the prompt payment and performance of, all Australian Obligations, except its Excluded Swap Obligations. Each Australian Borrower agrees that its guaranty obligations hereunder constitute a continuing guaranty of payment and not of collection, that such obligations shall not be discharged until payment in full of the Australian Obligations, and that such obligations are absolute and unconditional, irrespective of (a) the genuineness, validity, regularity, enforceability, subordination or any future modification of, or change in, any Australian Obligations or Loan Document, or any other document, instrument or agreement to which any Loan Party is or may become a party or be bound; (b) the absence of any action to enforce this Agreement (including this Section 18.5) or any other Loan Document, or any waiver, consent or indulgence of any kind by Agent or any Australian Lender with respect thereto; (c) the existence, value

113 or condition of, or failure to perfect a Lien or to preserve rights against, any security or guaranty for any Australian Obligations or any action, or the absence of any action, by Agent or any Australian Lender in respect thereof (including the release of any security or guaranty); (d) the insolvency of any Loan Party; (e) any borrowing or grant of a Lien by any other Australian Borrower under any bankruptcy or insolvency law; (g) the disallowance of any claims of Agent or any Lender against any Loan Party for the repayment of any Australian Obligations in connection with any Insolvency Proceeding; or (h) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, except payment in full of the Australian Obligations. [SIGNATURE PAGES FOLLOW.]

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (TITAN MACHINERY) SIGNATURE PAGE IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written. U.S. BORROWERS: TITAN MACHINERY, INC., a Delaware corporation By: Name: Title: HEARTLAND AGRICULTURE, LLC, an Iowa limited liability company By: Name: Title: HEARTLAND AG KANSAS, LLC, a Kansas limited liability company By: Name: Title:

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (TITAN MACHINERY) SIGNATURE PAGE AUSTRALIAN BORROWER: Executed by J.J. O'Connor & Sons Pty Ltd ACN 005 242 142 in accordance with section 127 of the Corporations Act 2001 (Cth): Director/company secretary Director Name of director/company secretary (BLOCK LETTERS) Name of director (BLOCK LETTERS)

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (TITAN MACHINERY) SIGNATURE PAGE BANK OF AMERICA, N.A., as Agent By: Name: Title: BANK OF AMERICA, N.A., as a U.S. Floorplan Lender, a U.S. Revolver Lender and a U.S. Swing Lender By: Name: Title: BANK OF AMERICA, N.A., ACTING THROUGH ITS SYDNEY BRANCH, as an Australian Floorplan Lender, an Australian Revolver Lender and an Australian Floorplan Swing Lender By: Name: Title:

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (TITAN MACHINERY) SIGNATURE PAGE BANK OF AMERICA, N.A., ACTING THROUGH ITS SYDNEY BRANCH, as Australian Security Trustee By: Name: Title:

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (TITAN MACHINERY) SIGNATURE PAGE WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Floorplan Lender and a U.S. Revolver Lender By: Name: Title: WELLS FARGO BANK, N.A., LONDON BRANCH, as an Australian Floorplan Lender and an Australian Revolver Lender By: Name: Title:

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (TITAN MACHINERY) SIGNATURE PAGE AGCOUNTRY FARM CREDIT SERVICES, PCA, as a U.S. Floorplan Lender and a U.S. Revolver Lender By: Name: Title:

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (TITAN MACHINERY) SIGNATURE PAGE WEBSTER BANK, NATIONAL ASSOCIATION (successor by merger to Sterling National Bank), as a U.S. Floorplan Lender and a U.S. Revolver Lender By: Name: Title:

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (TITAN MACHINERY) SIGNATURE PAGE PNC BANK, NATIONAL ASSOCIATION, as a U.S. Floorplan Lender and a U.S. Revolver Lender By: Name: Title: PNC BANK, NATIONAL ASSOCIATION as an Australian Floorplan Lender and an Australian Revolver Lender By: Name: Title:

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (TITAN MACHINERY) SIGNATURE PAGE TD BANK, N.A., as a U.S. Floorplan Lender and a U.S. Revolver Lender By: Name: Title: TD BANK, N.A., as an Australian Floorplan Lender and an Australian Revolver Lender By: Name: Title:

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (TITAN MACHINERY) SIGNATURE PAGE HSBC BANK USA, NATIONAL ASSOCIATION, as a U.S. Floorplan Lender and a U.S. Revolver Lender By: Name: Title: HSBC BANK USA, NATIONAL ASSOCIATION, as an Australian Floorplan Lender and an Australian Revolver Lender By: Name: Title:

Schedule 1 – Defined Terms Page 1 Schedule 1.1 DEFINED TERMS As used in the Agreement, the following terms shall have the following definitions: “Account” means an account (as that term is defined in the Code). “Account Debtor” means any Person who is obligated on an Account, chattel paper, or a general intangible. “Accounting Changes” means changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions). “Acquired Indebtedness” means Indebtedness of a Person whose assets or Equity Interests are acquired by a Borrower or any of its Subsidiaries in a Permitted Acquisition; provided, that such Indebtedness (a) constitutes Permitted Shortline Debt, purchase money Indebtedness or a Capital Lease with respect to Equipment or mortgage financing with respect to Real Property, (b) was in existence prior to the date of such Permitted Acquisition, and (c) was not incurred in connection with, or in contemplation of, such Permitted Acquisition. “Acquisition” means (a) the purchase or other acquisition by a Person or its Subsidiaries of all or substantially all of the- assets of (or any division or business line of) any other Person, or (b) the purchase or other acquisition (whether by means of a merger, consolidation, or otherwise) by a Person or its Subsidiaries of all or substantially all of the Equity Interests of any other Person. “Additional Documents” has the meaning specified therefor in Section 5.12 of the Agreement. “Additional Increase” has the meaning specified therefor in Section 2.15. “Additional Increase Date” has the meaning specified therefor in Section 2.15. “Additional Increase Excess” has the meaning specified therefor in Section 2.15. “Additional Increase Joinder” has the meaning specified therefor in Section 2.15. “Adjusted Excess Availability” means, as of any date of determination, Excess Availability as determined without including any Quarter End Borrowing as outstanding Revolver Loans or Floorplan Loans, as applicable, for the period commencing on the last day of the applicable fiscal quarter of Borrowers and ending on the earlier to occur of (a) two (2) Business Days thereafter and (b) the date on which such Quarter End Borrowing is repaid in full. “Administrative Questionnaire” has the meaning specified therefor in Section 13.1(a) of the Agreement. “Affiliate” means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly through one or more intermediaries, of the power to direct the

Schedule 1 – Defined Terms Page 2 management and policies of a Person, whether through the ownership of Equity Interests, by contract, or otherwise; provided, that, for purposes of the definition of Eligible Accounts and Section 6.10 of the Agreement: (a) any Person which owns directly or indirectly 10% or more of the Equity Interests having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership in which a Person is a general partner shall be deemed an Affiliate of such Person. “Agent” has the meaning specified therefor in the preamble to the Agreement. “Agent-Related Persons” means Agent, together with its Affiliates, officers, directors, employees, attorneys, and agents. “Agent’s Account” means the Deposit Accounts of Agent identified on Schedule A-1 to the Agreement (or such other Deposit Account of Agent-that has been designated as such, in writing, by Agent to Borrowers and the Lenders). “Agent’s and Australian Security Trustee’s Liens” means the Liens granted by Borrowers or its Subsidiaries to Agent under the Loan Documents and securing the Obligations. “Agreement” means the Credit Agreement to which this Schedule 1.1 is attached. “Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act of 2010, and all other applicable laws and regulations or ordinances concerning or relating to bribery or corruption in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business. “Anti-Money Laundering Laws” means the applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Margin” means, as of any date of determination and with respect to U.S. Base Rate Loans, U.S. SOFR Rate Loans, Australian Base Rate Loans or Australian Bill Rate Loans, as applicable, the applicable margin set forth in the following table that corresponds to the Average Adjusted Excess Availability of Borrowers for the most recently completed fiscal quarter of Borrowers; provided that any time an Event of Default has occurred and is continuing, the Applicable Margin shall be set at the margin in the row styled “Level III”: Level Average Adjusted Excess Availability as a percent of the Global Maximum Credit Amount Applicable Margin Relative to Base Rate Loans (the “Base Rate Margin”) Applicable Margin Relative to U.S. SOFR Rate Loans (the “SOFR Rate Margin”) Applicable Margin Relative to Australian Base Rate Loans and Australian Bill Rate Loans (the “Australian Rate Margin”) I > 66.6% 0.75% 1.75% 1.75% II < 66.6% and > 33.3% 1.00% 2.00% 2.00% III < 33.3% 1.25% 2.25% 2.25%

Schedule 1 – Defined Terms Page 3 The Applicable Margin shall be re-determined as of the first day of each fiscal quarter of Borrowers. “Application Event” means the occurrence of (a) a failure by Borrowers to repay all of the Obligations in full on the Maturity Date, or (b) an Event of Default and the election by Agent or the Required Lenders to require that payments and proceeds of Collateral be applied pursuant to Section 2.4(b)(iii) and/or Section 2.4(b)(iv), as applicable, of the Agreement. “Assignee” has the meaning specified therefor in Section 13.1(a) of the Agreement. “Associate” has the meaning given to it in section 128F(9) of the Australian Tax Act. “Assignment and Acceptance” means an Assignment and Acceptance Agreement substantially in the form of Exhibit A-1 to the Agreement. “Australia” means the Commonwealth of Australia. “Australian Aggregate Borrowing Base” means, as of any date of determination, the sum of (a) the Australian Floorplan Borrowing Base, plus (b) the Australian Revolver Borrowing Base. “Australian Aggregate Usage” means, as of any date of determination, the sum of (a) Australian Floorplan Usage, plus (b) Australian Revolver Usage. “Australian Base Rate” means, for any day, a per annum rate of interest equal to the sum of (a) the Australian Cash Rate, and (b) 1.00%; provided, that in no event shall the Australian Cash Rate be less than zero. Any change in such rate shall take effect at the opening of business on the applicable Business Day. “Australian Base Rate Loan” means, each portion of the Australian Revolver Loans or the Australian Floorplan Loans that bears interest at a rate determined by reference to the Australian Base Rate. “Australian Bill Rate” means, for any Interest Period for an Australian Bill Rate Loan, a per annum rate equal to the Bank Bill Swap Reference Bid Rate (“BBSY”), as published on the applicable Reuters screen page (or other commercially available source designated by Agent from time to time) on the applicable date of determination, with a term equivalent to such Interest Period; provided, that in no event shall the Australian Bill Rate be less than zero. “Australian Bill Rate Loan” means each portion of an Australian Revolver Loan or the Australian Floorplan Loans that bears interest at a rate determined by reference to the Australian Bill Rate. “Australian Borrowing Base Commencement Date” means the initial date after the Closing Date on which a satisfactory field examination and a satisfactory Inventory and Equipment appraisal with respect to Australian Borrowers has been completed by a field examiner and appraiser reasonably acceptable to the Agent.

Schedule 1 – Defined Terms Page 4 “Australian Borrowers” means J.J. O’Connor & Sons Pty Ltd, a company incorporated under the laws of Australia with ACN 005 242 142, and each other entity party hereto from time to time that contributes to the Australian Revolver Borrowing Base. “Australian Cash Rate” means for any day in respect of any Australian Base Rate Loans denominated in Australian Dollars, the interbank overnight cash rate in respect of that day calculated by the Reserve Bank of Australia, as such rate is displayed on the Reuters screen RBA30 page (or any successor page); provided that, if the rate displayed at such time shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. If such rate does not appear on the Reuters screen RBA30 page (or any successor page) in respect of any day, the rate for that day will be as determined by the Agent (in consultation with the Australian Borrowers), as the case may be, in accordance with banking industry rules on interbank compensation. “Australian Collateral” means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by the Australian Loan Parties or any of their Subsidiaries in or upon which a Lien is granted by such Person in favor of the Australian Security Trustee under any of the Loan Documents. “Australian Corporations Act” means the Corporations Act 2001 (Cth) of Australia. “Australian Deemed Floorplan Borrowing Base” means commencing on the Closing Date and continuing until Australian Deemed Borrowing Base Termination Date, with respect to any Australian Borrower, as of any date of determination, the result of: (a) 60% of the amount of Eligible Accounts owing to an Australian Borrower, less the amount, if any, of the Dilution Reserve with respect to an Australian Borrower, plus (b) the product of 25% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Australian Borrower’s historical accounting practices) of Eligible Parts and Attachments Inventory owned by an Australian Borrower at such time, plus (c) the product of 38% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Australian Borrower’s historical accounting practices) of Eligible Inventory (excluding Eligible Parts and Attachments Inventory) owned by an Australian Borrower at such time, plus (d) if requested by the Australian Borrower to the Agent as noted in the then current Australian Floorplan Borrowing Base Certificate (any such included request, an “Australian Deemed Floorplan Borrowing Base Reallocation Notice”), a portion of the positive amount, if any, by which the U.S. Revolver Availability exceeds the total U.S. Revolver Usage of all U.S. Lenders on the date of such request and a portion of the positive amount, if any, by which the U.S. Floorplan Availability exceeds the total U.S. Floorplan Usage of all U.S. Lenders on the date of such request, may be reallocated to the Australian Deemed Floorplan Borrowing Base (without duplication of any such amounts reallocated to the Australian Deemed Floorplan Borrowing Base); provided that a Australian Floorplan Deemed Borrowing Base Reallocation Notice may only be delivered once in any calendar month and no more than six times in any Calendar year, and shall set forth the requested reallocation, and which reallocation shall become effective upon confirmation by the Agent that such reallocation would not cause the U.S. Revolver Usage to exceed the U.S. Revolver Borrowing Base, the U.S. Floorplan Usage to exceed the U.S. Floorplan Borrowing Base or the Australian Aggregate Usage to

Schedule 1 – Defined Terms Page 5 exceed the Australian Aggregate Borrowing Base, and which reallocation shall remain effective thereafter until such time, if any, as a new Australian Floorplan Deemed Borrowing Base Reallocation Notice is received and has become effective; provided further that a Reserve against the U.S. Floorplan Borrowing Base or U.S. Revolver Borrowing Base, as applicable, shall be implemented in an amount equal to such amount so reallocated, minus (e) the aggregate amount of Receivables Reserves, Bank Product Reserves, Inventory Reserves, Cash Settlement Reserves and other Reserves, if any, established by Agent under Section 2.1(c) of the Agreement with respect to the Australian Revolver Borrowing Base. “Australian Deemed Borrowing Base Termination Date” means the earlier of (a) 90 days after the Closing Date (or such later date as agreed to by the Agent), and (b) the first date upon which a satisfactory field examination with respect to Australian Borrowers and a satisfactory Inventory appraisal with respect to Australian Borrower shall have been completed by a field examiner and appraiser reasonably acceptable to the Agent. “Australian Dollars” or “AUS$” means the lawful currency of Australia. “Australian Floorplan Availability” means, as of any date of determination, the amount that Australian Borrowers are entitled to borrow as Australian Floorplan Loans under Section 2.2 of the Agreement (after giving effect to the then outstanding Australian Floorplan Usage). “Australian Floorplan Borrowing Base” means, with respect to an Australian Borrower, as of any date of determination, the result of: (a) The lesser of (i) the product of 85% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Australian Borrower’s historical accounting practices) of Eligible New Floorplan Equipment owned by an Australian Borrower, which at such time is aged less than twelve (12) months, and (ii) the product of 85% multiplied by the Net Recovery Percentage identified in the most recent inventory appraisal ordered and obtained by Agent multiplied by the value of Eligible New Floorplan Equipment owned by an Australian Borrower, which at such time is aged less than twelve (12) months (such determination may be made as to different categories of Eligible New Floorplan Equipment owned by an Australian Borrower, based upon the Net Recovery Percentage applicable to such categories) at such time, plus (b) the lesser of (i) the product of 80% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Australian Borrower’s historical accounting practices) of Eligible New Floorplan Equipment owned by an Australian Borrower, which at such time is aged equal to or greater than twelve (12) months, and (ii) the product of 85% multiplied by the Net Recovery Percentage identified in the most recent inventory appraisal ordered and obtained by Agent multiplied by the value of Eligible New Floorplan Equipment owned by an Australian Borrower, which at such time is aged equal to or greater than twelve (12) months (such determination may be made as to different categories of Eligible New Floorplan Equipment owned by an Australian Borrower, based upon the Net Recovery Percentage applicable to such categories) at such time, plus (c) the lesser of (i) the product of 75% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Australian Borrower’s historical accounting practices) of Eligible Used Floorplan Equipment owned by an Australian Borrower at such time, and (ii) the product of 85% multiplied by the Net Recovery Percentage identified in the most recent inventory appraisal

Schedule 1 – Defined Terms Page 6 ordered and obtained by Agent multiplied by the value of Eligible Used Floorplan Equipment at such time (such determination may be made as to different categories of Eligible Used Floorplan Equipment owned by an Australian Borrower based upon the Net Recovery Percentage applicable to such categories) at such time, plus (d) if requested by the Australian Borrower to the Agent as noted in the then current Australian Floorplan Borrowing Base Certificate (any such included request, an “Australian Floorplan Borrowing Base Reallocation Notice”), a portion of the positive amount, if any, by which the U.S. Revolver Availability exceeds the total U.S. Revolver Usage of all U.S. Lenders on the date of such request and a portion of the positive amount, if any, by which the U.S. Floorplan Availability exceeds the total U.S. Floorplan Usage of all U.S. Lenders on the date of such request, may be reallocated to the Australian Floorplan Borrowing Base (without duplication of any such amounts reallocated to the Australian Revolver Borrowing Base); provided that a Australian Floorplan Borrowing Base Reallocation Notice may only be delivered once in any calendar month and no more than six times in any Calendar year, and shall set forth the requested reallocation, and which reallocation shall become effective upon confirmation by the Agent that such reallocation would not cause the U.S. Revolver Usage to exceed the U.S. Revolver Borrowing Base, the U.S. Floorplan Usage to exceed the U.S. Floorplan Borrowing Base or the Australian Aggregate Usage to exceed the Australian Aggregate Borrowing Base, and which reallocation shall remain effective thereafter until such time, if any, as a new Australian Floorplan Borrowing Base Reallocation Notice is received and has become effective; provided further that a Reserve against the U.S. Floorplan Borrowing Base or U.S. Revolver Borrowing Base, as applicable, shall be implemented in an amount equal to such amount so reallocated, minus (e) the aggregate amount of Bank Product Reserves, Inventory Reserves, Cash Settlement Reserves and other Reserves, if any, established by Agent under Section 2.2.2(c) of the Agreement with respect to the Australian Floorplan Borrowing Base. Notwithstanding the foregoing, in no event shall the aggregate amount determined under clauses (b) and (c) of the Australian Floorplan Borrowing Base with respect Eligible New Floorplan Equipment owned by an Australian Borrower and Eligible Used Floorplan Equipment owned by an Australian Borrower aged twenty-four (24) to thirty-six (36) months be greater than 15% of the Australian Maximum Credit Amount. “Australian Floorplan Borrowing Base Certificate” means a certificate in the form of Exhibit B-2(ii). “Australian Floorplan Commitment” means, with respect to each Australian Floorplan Lender, its Australian Floorplan Commitment, and, with respect to all Australian Floorplan Lenders, their Australian Floorplan Commitments, in each case as such Dollar amounts are set forth beside such Australian Floorplan Lender’s name under the applicable heading on Schedule C-2 to the Agreement or in the Assignment and Acceptance pursuant to which such Australian Floorplan Lender became a Australian Floorplan Lender under the Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of the Agreement and reallocations made in accordance with the provisions of Section 2.4(g) of the Agreement. “Australian Floorplan Lender” means an Australian Lender that has a Australian Floorplan Commitment or that has an outstanding Australian Floorplan Loan.

Schedule 1 – Defined Terms Page 7 “Australian Floorplan Loans” has the meaning specified therefor in Section 2.2.2(a) of the Agreement. “Australian Floorplan Overadvance” means, as of any date of determination, that the Australian Floorplan Usage is greater than any of the limitations set forth in Section 2.2 or Section 2.11. “Australian Floorplan Swing Lender” means Bank of America or any other Australian Lender that, at the request of Australian Borrowers and with the consent of Agent agrees, in such Australian Lender’s sole discretion, to become the Australian Floorplan Swing Lender under Section 2.3(b)(iii) of the Agreement. “Australian Floorplan Swing Loan” has the meaning specified therefor in Section 2.3(b)(iii) of the Agreement. “Australian Floorplan Usage” means as of any date of determination, the amount of outstanding Australian Floorplan Loans (inclusive of Australian Floorplan Swing Loans and Australian Protective Floorplan Advances). “Australian General Security Deed” means the general security deed between each Loan Party incorporated in Australia and the Australian Security Trustee dated on or about the dated of this Agreement. “Australian LC Subline” means $10,000,000. “Australian Letter of Credit Usage” means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit issued at the request of an Australian Borrower. “Australian Lender” means each Australian Floorplan Lender and/or each Australian Revolver Lender, as the context requires. “Australian Maximum Credit Amount” means, as of any date of determination, an amount equal to (a) the Australian Maximum Revolver Amount plus (b) the Australian Maximum Floorplan Amount at such time. As of the Closing Date, the Australian Maximum Credit Amount is $70,000,000. “Australian Maximum Floorplan Amount” means $55,000,000, decreased by the amount of reductions in the Australian Floorplan Commitments made in accordance with Section 2.4(c) of the Agreement and increased in accordance with Sections 2.14 and 2.15 of the Agreement. “Australian Maximum Revolver Amount” means $15,000,000, decreased by the amount of reductions in the Australian Revolver Commitments made in accordance with Section 2.4(c) of the Agreement and increased in accordance with Sections 2.14 and 2.15 of the Agreement. “Australian Obligations” means, all Obligations of Australian Borrowers. “Australian Pension Plan” means a superannuation, retirement benefit or pension fund (whether established by deed or under any statute of Australia or any state or territory of Australia) contributed to by, or to which there is or may be an obligation to contribute by, any Australian Loan Party in respect of its Australian employees and officers or former employees and officers.

Schedule 1 – Defined Terms Page 8 “Australian PPSA” means the Personal Property Securities Act 2009 (Cth) of Australia. “Australian Priority Payables Reserve” means, as of any date of determination and only with respect to an Australian Loan Party, the amount of reserves deemed necessary or appropriate by the Agent in its Permitted Discretion for amounts secured which rank or are capable of ranking senior or pari passu in priority to the Liens on Australian Collateral granted to the Australian Security Trustee under the Australian Security Documents, including without limitation and without duplication, in the Permitted Discretion of the Agent, any such amounts due or which may become due and not paid for wages, long service leave, retrenchment, payment in lieu of notice, or vacation pay (including in all respects amounts protected by or payable pursuant to the Fair Work Act 2009 (Cth) of Australia, any preferential claims as set out in the Australian Corporations Act, amounts due or which may become due and not paid under any legislation relating to workers’ compensation or to employment insurance, all amounts deducted or withheld and not paid and remitted when due under the Taxation Administration Act 1953 (Cth) of Australia (but excluding “Pay As You Go” withholding tax on salary and wages) and amounts in the future, currently or past due and not contributed, remitted or paid in respect of any Australian Pension Plan, together with any charges which may be levied by a Governmental Authority as a result of any default in payment obligations in respect of any Australian Pension Plan. “Australian Pro Rata Share” means, as of any date of determination: (a) with respect to a Lender’s obligation to make all or a portion of the Australian Revolver Loans, with respect to such Lender’s right to receive payments of interest, fees, and principal with respect to the Australian Revolver Loans, and with respect to all other computations and other matters related to the Australian Revolver Commitments or the Australian Revolver Loans, the percentage obtained by dividing (i) the Revolver Loan Exposure of such Lender by (ii) the aggregate Revolver Loan Exposure of all Lenders, (b) with respect to a Lender’s obligation to participate in the Letters of Credit, with respect to such Lender’s obligation to reimburse Issuing Bank, and with respect to such Lender’s right to receive payments of Letter of Credit Fees, and with respect to all other computations and other matters related to the Letters of Credit, the percentage obtained by dividing (i) the Floorplan Loan Exposure of such Lender by (ii) the aggregate Floorplan Loan Exposure of all Lenders; provided, that if all of the Floorplan Loans have been repaid in full and all Australian Floorplan Commitments have been terminated, but Letters of Credit remain outstanding, Australian Pro Rata Share under this clause shall be determined as if the Australian Floorplan Commitments had not been terminated and based upon the Australian Floorplan Commitments as they existed immediately prior to their termination, (c) with respect to a Lender’s obligation to make all” or a portion of the Australian Floorplan Loans, with respect to such Lender’s right to receive payments of interest, fees, and principal with respect to the Australian Floorplan Loans, and with respect to all other computations and other matters related to the Australian Floorplan Commitments or the Australian Floorplan Loans, the percentage obtained by dividing (i) the Floorplan Loan Exposure of such Lender by (ii) the aggregate Floorplan Loan Exposure of all Lenders, and (d) with respect to all other matters and for all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.7 of the Agreement), the percentage obtained by dividing (i) the sum of the Floorplan Loan Exposure of such Lender plus the Revolver Loan Exposure of such Lender by (ii) the sum of the aggregate Floorplan Loan Exposure of

Schedule 1 – Defined Terms Page 9 all Lenders plus the aggregate Revolver Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 13.1; provided, that if all of the Loans have been repaid in full, all Letters of Credit have been made the subject of Letter of Credit Collateralization, and all Commitments have been terminated, Australian Pro Rata Share under this clause shall be determined as if the Revolver Loan Exposures and the Floorplan Loan Exposures had not been repaid, collateralized, or terminated and shall be based upon the Revolver Loan Exposures and Floorplan Loan Exposures as they existed immediately prior to their repayment, collateralization, or termination. “Australian Required Lenders” means, at any time, Australian Lenders having or holding more than 50% of the sum of (a) the aggregate Revolver Loan Exposure of all Australian Lenders, plus (b) the aggregate Floorplan Loan Exposure of all Australian Lenders; provided, that (i) the Revolver Loan Exposure and Floorplan Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Australian Required Lenders, and (ii) at any time there are 2 or more Australian Lenders, “Australian Required Lenders” must include at least 2 Australian Lenders (who are not Affiliates of one another). “Australian Rate Margin” has the meaning set forth in the definition of Applicable Margin. “Australian Revolver Availability” means, as of any date of determination, the amount that the Australian Borrowers are entitled to borrow as Australian Revolver Loans under Section 2.1 of the Agreement (after giving effect to the then outstanding Australian Revolver Usage). “Australian Revolver Borrowing Base” means, with respect to any Australian Borrower, as of any date of determination, the result of: (a) 85% of the amount of Eligible Accounts owing to an Australian Borrower, less the amount, if any, of the Dilution Reserve with respect to an Australian Borrower, plus (b) 85% of the amount of Eligible Credit Card Accounts owing to an Australian Borrower, plus (c) the lesser of (i) the product of 75% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Australian Borrower’s historical accounting practices) of Eligible Parts and Attachments Inventory owned by an Australian Borrower at such time, and (ii) the product of 85% multiplied by the Net Recovery Percentage identified in the most recent inventory appraisal ordered and obtained by Agent multiplied by the value of Eligible Parts and Attachments Inventory owned by an Australian Borrower at such time (such determination may be made as to different categories of Eligible Parts and Attachments Inventory owned by an Australian Borrower based upon the Net Recovery Percentage applicable to such categories) at such time, plus (d) if requested by the Australian Borrower to the Agent as noted in the then current Australian Revolver Borrowing Base Certificate (any such included request, an “Australian Revolver Borrowing Base Reallocation Notice”), a portion of the positive amount, if any, by which the U.S. Revolver Availability exceeds the total U.S. Revolver Usage of all U.S. Lenders on the date of such request and a portion of the positive amount, if any, by which the U.S. Floorplan Availability exceeds the total U.S. Floorplan Usage of all U.S. Lenders on the date of such request, may be reallocated to the Australian Revolver Borrowing Base (without duplication of any such amounts reallocated to the Australian Floorplan Borrowing Base); provided that a Australian Revolver Borrowing Base

Schedule 1 – Defined Terms Page 10 Reallocation Notice may only be delivered once in any calendar month and no more than six times in any Calendar year, and shall set forth the requested reallocation, and which reallocation shall become effective upon confirmation by the Agent that such reallocation would not cause the U.S. Revolver Usage to exceed the U.S. Revolver Borrowing Base, the U.S. Floorplan Usage to exceed the U.S. Floorplan Borrowing Base or the Australian Aggregate Usage to exceed the Australian Aggregate Borrowing Base, and which reallocation shall remain effective thereafter until such time, if any, as a new Australian Revolver Borrowing Base Reallocation Notice is received and has become effective; provided further that a Reserve against the U.S. Floorplan Borrowing Base or U.S. Revolver Borrowing Base, as applicable, shall be implemented in an amount equal to such amount so reallocated, minus (e) the aggregate amount of Receivables Reserves, Bank Product Reserves, Inventory Reserves, Cash Settlement Reserves and other Reserves, if any, established by Agent under Section 2.1(c) of the Agreement with respect to the Australian Revolver Borrowing Base. “Australian Revolver Borrowing Base Certificate” means a certificate in the form of Exhibit B- 1(ii). “Australian Revolver Commitment” means, with respect to each Australian Revolver Lender, its Australian Revolver Commitment, and, with respect to all Australian Revolver Lenders, their Australian Revolver Commitments, in each case as such Dollar amounts are set forth beside such Australian Revolver Lender’s name under the applicable heading on Schedule C-2 to the Agreement or in the Assignment and Acceptance pursuant to which such Australian Revolver Lender became a Australian Revolver Lender under the Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of the Agreement and reallocations made in accordance with the provisions of Section 2.4(g) of the Agreement. “Australian Revolver Overadvance” means, as of any date of determination, that the Australian Revolver Usage is greater than any of the limitations set forth in Section 2.1. “Australian Revolver Usage” means, as of any date of determination, the sum of (a) the amount of outstanding Australian Revolver Loans (inclusive of Australian Protective Revolver Advances), plus (b) the amount of the Australian Letter of Credit Usage. “Australian Revolver Lender” means a Lender that has a Australian Revolver Loan Commitment or that has an outstanding Australian Revolver Loan. “Australian Revolver Loans” has the meaning specified therefor in Section 2.1.2(a) of the Agreement. “Australian Security Documents” means the Australian General Security Deed and the Australian Specific Security Deed. “Australian Security Trust Deed” means the security trust deed dated or about the date of this Agreement between, among others, the Australian Borrowers, the Agent and the Australian Security Trustee. “Australian Security Trustee” has the meaning given to that term in the preamble.

Schedule 1 – Defined Terms Page 11 “Australian Specific Security Deed” means the specific security deed between Titan and the Australian Security Trustee in relation to the shares held by Titan in Titan Machinery Holdings Australia Pty Ltd ACN 670 778 426. “Australian Supermajority Lenders” means, at any time, Australian Lenders having or holding more than 66 2/3% of the sum of (a) the aggregate Revolver Loan Exposure of all Australian Lenders, plus (b) the aggregate Floorplan Loan Exposure of all Australian Lenders; provided, that (i) the Revolver Loan Exposure and Floorplan Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Australian Required Lenders, and (ii) at any time there are 2 or more Australian Lenders, “Supermajority Lenders” must include at least 2 Australian Lenders (who are not Affiliates of one another). “Australian Tax Act” means the Income Tax Assessment Act 1936 (Cth) of Australia or the Income Tax Assessment Act 1997 (Cth) of Australia, as relevant. “Australian Tax Consolidated Group” means a “Consolidated Group” or an “MEC Group” as defined in the applicable Australian Tax Act. “Australian TFA” means a tax funding agreement between the members of an Australian Tax Consolidated Group which includes (a) reasonably appropriate arrangements for the funding of tax payments by the “head company” (as defined in the applicable Australian Tax Act) having regard to the position of each member of the applicable Australian Tax Consolidated Group; and (b) an undertaking from each member of the Australian Tax Consolidated Group to compensate each other member adequately for loss of tax attributes (including tax losses and tax offsets) as a result of being a member of the Australian Tax Consolidated Group. “Australian TSA” means an agreement between the members of an Australian Tax Consolidated Group which takes effect as a tax sharing agreement under section 721-25 of the applicable Australian Tax Act and complies with the applicable Australian Tax Act and any applicable law, official directive, request, guideline or policy (whether or not having the force of law) issued in connection with the applicable Australian Tax Act. “Authorized Person” means any one of the individuals identified on Schedule A-2 to the Agreement, as such schedule is updated from time to time by written notice from Borrowers to Agent. “Available Currency” means (a) in the case of a U.S. Borrower, Dollars and (b) in the case of an Australian Borrower, Australian Dollars. “Available Increase Amount” means, as of any date of determination, an amount equal to the result of (a) $100,000,000 minus (b) the aggregate principal amount of Increases to the U.S. Revolver Commitments or U.S. Floorplan Commitments previously made pursuant to Section 2.14 of the Agreement. “Average Adjusted Excess Availability” means, with respect to any period, the sum of the aggregate amount of Adjusted Excess Availability for each Business Day in such period (calculated as of the end of each respective Business Day) divided by the number of Business Days in such period. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

Schedule 1 – Defined Terms Page 12 “Bail-In Legislation” with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail- In Legislation Schedule. “Bank of America” means Bank of America, N.A. “Bank Product” means any one or more of the following financial products or accommodations extended to Borrowers or its Subsidiaries by a Bank Product Provider: (a) credit cards (including commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”)), (b) credit card processing services, (c) debit cards, (d) stored value cards, (e) Cash Management Services, (f) transactions under Hedge Agreements, including without limitation the Existing Hedge Agreements, (g) leases and (h) supply chain financing and similar arrangements. “Bank Product Agreements” means those agreements entered into from time to time by Borrowers or its Subsidiaries with a Bank Product Provider in connection with the obtaining of any of the Bank Products. “Bank Product Collateralization” means providing cash collateral (pursuant to documentation reasonably satisfactory to Agent) to be held by Agent for the benefit of the Bank Product Providers (other than the Hedge Providers) in an amount determined by Agent as sufficient to satisfy the reasonably estimated credit exposure with respect to the then existing Bank Product Obligations (other than Hedge Obligations). “Bank Product Obligations” means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by Borrowers or its Subsidiaries to any Bank Product Provider pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, (b) all Hedge Obligations, and (c) all amounts that Agent or any Lender is obligated to pay to a Bank Product Provider as a result of Agent or such Lender purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to Borrowers or its Subsidiaries; provided, in order for any item described in clauses (a) (b), or (c) above, as applicable, to constitute “Bank Product Obligations”, if the applicable Bank Product Provider is any Person other than Bank of America or its Affiliates, then the applicable Bank Product must have been provided on or after the Closing Date and Agent shall have received a Bank Product Provider Agreement within 10 days after the date of the provision of the applicable Bank Product to Borrowers or its Subsidiaries. “Bank Product Provider” means any Lender or any of its Affiliates, including each of the foregoing in its capacity, if applicable, as a Hedge Provider; provided, that no such Person (other than Bank of America or its Affiliates) shall constitute a Bank Product Provider with respect to a Bank Product unless and until (a) in the case of a Bank Product Agreement in existence as of the Closing Date, Agent receives a Bank Product Provider Agreement from such Person and with respect to the applicable Bank Product within 10 days after the Closing Date and (b) in the case of a Bank Product Agreement entered into after the Closing Date, Agent receives a Bank Product Provider Agreement from such Person and with respect to the applicable Bank Product within 10 days after the provision of such Bank Product to Borrowers or its Subsidiaries; provided further, that if, at any time, a Lender ceases to be a Lender under the Agreement, then, from and after the date on which it ceases to be a Lender thereunder, neither it nor any of its Affiliates shall constitute Bank Product Providers and the

Schedule 1 – Defined Terms Page 13 obligations with respect to Bank Products provided by such former Lender or any of its Affiliates shall no longer constitute Bank Product Obligations. “Bank Product Provider Agreement” means an agreement in substantially the form attached hereto as Exhibit B-4 to the Agreement, in form and substance satisfactory to Agent, duly executed by the applicable Bank Product Provider, Borrowers, and Agent. “Bank Product Reserves” means, as of any date of determination, those reserves that (i) with respect to Bank Products provided by any Person other than Wells Fargo, Agent deems necessary or appropriate to establish (based upon the Bank Product Providers’ determination of the liabilities and obligations of Borrowers and its Subsidiaries in respect of Bank Product Obligations) in respect of Bank Products then provided or outstanding and (ii) with respect to Bank Products provided by Wells Fargo, Wells Fargo certifies to Agent in writing from time to time as being necessary or appropriate to establish (based upon Wells Fargo’s determination of the liabilities and obligations of Borrowers and its Subsidiaries in respect of Bank Product Obligations under such Bank Products) in respect of such Bank Products then provided or outstanding; provided, that under this clause (ii) the establishment of such reserves shall not (x) be in an aggregate amount greater than $12,000,000 without the written approval of Agent or Borrowers, (y) result in the commencement of a Triggering Event or (z) result in an Overadvance. “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time. “Base Rate” means for any day, a per annum rate equal to the greater of (a) the Prime Rate for such day; (b) the Federal Funds Rate for such day, plus 0.50%; or (c) Term SOFR for a one month interest period as of such day, plus 1.00%; provided, that in no event shall the Base Rate be less than zero. “Base Rate Margin” has the meaning set forth in the definition of Applicable Margin. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. §1010.230. “Benefit Plan” means a “defined benefit plan” (as defined in Section 3(35) of ERISA) for which Borrowers or any of its Subsidiaries or ERISA Affiliates has been an “employer” (as defined in Section 3(5) of ERISA) within the past six years. “Bill Rate Notice” means a written notice in the form of Exhibit L-1 to the Agreement. “Bill Rate Option” has the meaning specified therefor in Section 2.12(a) of the Agreement. “Board of Directors” means, as to any Person, the board of directors (or comparable managers) of such Person, or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers). “Board of Governors” means the Board of Governors of the Federal Reserve System of the United States (or any successor).

Schedule 1 – Defined Terms Page 14 “Borrower” means, individually, each of the US Borrowers and Australian Borrowers and “Borrowers” shall mean collectively, all US Borrowers and Australian Borrowers. “Borrower Agent” means Titan. “Borrower Materials” has the meaning specified therefor in Section 17.9(c) of the Agreement. “Borrowing” means a borrowing consisting of Revolver Loans or Floorplan Loans made on the same day by the Lenders (or Agent on behalf thereof), or by a U.S. Swing Lender in the case of a Swing Loan, or by Agent in the case of an Extraordinary Advance. “Borrowing Base Certificate(s)” means the U.S. Revolver Borrowing Base Certificate(s), Australian Revolver Borrowing Base Certificate(s), U.S. Floorplan Borrowing Base Certificate(s), and Australian Floorplan Borrowing Base Certificate(s). “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the States of North Carolina and California and if such day relates to any interest rate settings as to a Loan denominated in Australian Dollars, means a day other than a day banks are closed for general business in Sydney, Australia and Hong Kong. “CAM Exchange” has the meaning given thereto in Section 18.4(a). “CAM Exchange Date” has the meaning given thereto in Section 18.4(a). “CAM Percentage” has the meaning given thereto in Section 18.4(a). “Capital Expenditures” means, with respect to any Person for any period, the amount of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed; provided, that Capital Expenditures shall not include (a) expenditures for the acquisition of Inventory (including Equipment and other assets such as replacements, capitalized repairs and improvements) that is purchased and held for sale or lease to a Person that is not an Affiliate, (b) expenditures made during such period in connection with the replacement, substitution, or restoration of assets or properties in accordance with the reinvestment provisions of Section 2.4(e)(ii) of the Agreement, including such expenditures made with insurance proceeds, (c) with respect to the purchase price of assets that are purchased substantially contemporaneously with the trade-in of existing assets during such period, the amount that the gross amount of such purchase price is reduced by the credit granted by the seller of such assets for the assets being traded in at such time, (d) expenditures made during such period to consummate one or more Permitted Acquisitions, (e) capitalized software development costs to the extent such costs are deducted from net earnings under the definition of EBITDAR for such period, and (f) expenditures during such period that, pursuant to a written agreement, are reimbursed by a third Person (excluding Borrowers or any of its Affiliates). “Capitalized Lease Obligation” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP. “Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

Schedule 1 – Defined Terms Page 15 “Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $1,000,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States, Australia or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (0 repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or recognized securities dealer having combined capital and surplus of not less than $1,000,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, and (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above. “Cash Management Services” means any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e- payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other customary cash management arrangements. “Cash Settlement Reserves” means, as of any date of determination, those reserves relating to cash receipts of Accounts that are collateral for the DLL Floorplan Indebtedness, the CNH Floorplan Indebtedness, the NAB Indebtedness or any other Indebtedness, and that are deposited in any Deposit Account of a U.S. Borrower or the Australian Borrower subject to a Control Agreement and that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Sections 2.1.1(c), 2.1.2(c), 2.2.1(c) and 2.2.2(c), to establish and maintain with respect to Eligible Accounts owed to a: (a) U.S. Borrower, the U.S. Revolver Borrowing Base, the U.S. Maximum Revolver Amount, the U.S. Floorplan Borrowing Base or the U.S. Maximum Floorplan Amount; or (b) Australian Borrower, the Australian Revolver Borrowing Base, the Australian Maximum Revolver Amount, the Australian Floorplan Borrowing Base or the Australian Floorplan Commitment. “CFC” means a controlled foreign corporation (as that term is defined in the IRC).

Schedule 1 – Defined Terms Page 16 “Change in Control” means that: (a) any Person or two or more Persons acting in concert, shall have acquired beneficial ownership, directly or indirectly, of Equity Interests of Borrowers (or other securities convertible into such Equity Interests) representing 35% or more of the combined voting power of all Equity Interests of Borrowers entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Borrowers; (b) any Person or two or more Persons acting in concert, shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Borrowers or control over the Equity Interests of such Person entitled to vote for members of the Board of Directors of Borrowers on a fully-diluted basis (and taking into account all such Equity Interests that such Person or group has the right to acquire pursuant to any option right) representing 35% or more of the combined voting power of such Equity Interests; or (c) during any period of 24 consecutive months commencing on or after the Closing Date, the occurrence of a change in the composition of the Board of Directors of Borrowers such that a majority of the members of such Board of Directors are not Continuing Directors; or (d) Borrowers fail to own and control, directly or indirectly, 100% of the Equity Interests of each other Loan Party. “Change in Law” means the occurrence after the date of the Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided that notwithstanding anything in the Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Closing Date” means the date of the making of the initial Loans (or other extension of credit) under the Agreement. “CME” means CME Group Benchmark Administration Limited. “CNH” means, collectively, CNH Industrial Capital America LLC and CNHI International S.A. “CNH Intercreditor Agreement” means that certain Second Amended and Restated Intercreditor Agreement, dated as of the Original Closing Date, by and among CNH, Agent and U.S. Borrowers.

Schedule 1 – Defined Terms Page 17 “CNH Floorplan Indebtedness” means Indebtedness owing to CNH in respect of floorplan financing facilities and parts revolver facility provided by CNH to the Borrowers and their Subsidiaries in an aggregate amount not exceeding $1,250,000,000 at any time outstanding. “Co-Documentation Agents” has the meaning set forth in the preamble to the Agreement. “Code” means the New York Uniform Commercial Code, as in effect from time to time. “Collateral” means, individually and collectively, the U.S. Collateral and the Australian Collateral. “Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in Borrowers’ or any of its Subsidiaries’ books and records, Equipment, or Inventory, in each case, in form and substance reasonably satisfactory to Agent or Australian Security Trustee, as applicable. “Commitment” means, individually or collectively as required by the context, the U.S. Revolver Commitment, Australian Revolver Commitment, U.S. Floorplan Commitment, and/or the Australian Floorplan Commitment, as applicable. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1, et seq., as in effect from time to time). “Competitor” means any Person which is a direct competitor of Borrowers or its Subsidiaries if, at the time of a proposed assignment, Agent and the assigning Lender have actual knowledge that such Person is a direct competitor of Borrowers or its Subsidiaries; provided, that (i) in connection with any assignment or participation, the Assignee or Participant with respect to such proposed assignment or participation that is an investment bank, a commercial bank, a finance company, a fund, or other Person which merely has an economic interest in any such direct competitor, and is not itself such a direct competitor of Borrowers or its Subsidiaries, shall not be deemed to be a direct competitor for the purposes of this definition, and (ii) Borrowers’ consent to an assignment to any Person under Section 13.1 shall be deemed to be Borrowers’ acknowledgment that such assignee is not a Competitor. “Compliance Certificate” means a certificate substantially in the form of Exhibit C-1 to the Agreement delivered by the chief financial officer of Borrowers to Agent. “Confidential Information” has the meaning specified therefor in Section 17.9(a) of the Agreement. “Conforming Changes” with respect to use, administration of or conventions associated with SOFR, Term SOFR or any proposed Successor Rate, as applicable, any conforming changes to the definitions of Base Rate, SOFR, Term SOFR and Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of Business Day and U.S. Government Securities Business Day, timing of borrowing requests or prepayment, conversion or continuation notices, and length of lookback periods) as may be appropriate, in Agent's discretion, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent determines that adoption of any

Schedule 1 – Defined Terms Page 18 portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as Agent determines is reasonably necessary in connection with the administration of any Loan Document). “Continuing Director” means (a) any member of the Board of Directors who was a director (or comparable manager) of Borrowers on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was approved, appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors. “Control Agreement” means a control agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrowers or one of its Subsidiaries, Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account). “Copyright Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “Cores Inventory” means Inventory consisting of rebuilt or refurbished parts. “Covenant/Dominion Threshold Amount” means an amount equal to 15% of the lesser of (i) Global Borrowing Base and (ii) Global Maximum Credit Amount. “Credit Card Agreements” means all agreements now or hereafter entered into by any Loan Party for the benefit of a Loan Party, in each case with any Credit Card Issuer or any Credit Card Processor. “Credit Card Issuer” means any Person (other than a Loan Party) who issues or whose members issue credit cards or debit cards, including MasterCard, Visa, American Express, Discover, Diners Club, Carte Blanche and Citi. “Credit Card Notification” means, collectively, the notices to Credit Card Issuers or Credit Card Processors who are parties to Credit Card Agreements, in a form reasonably satisfactory to the Agent, pursuant to which such Credit Card Issuers or Credit Card Processors, as applicable, are directed by Borrowers to transfer all payments due from Credit Card Processors to a Deposit Account subject to a Control Agreement. “Credit Card Processor” means any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Loan Party’s sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer. “Credit Card Accounts” means all present and future rights of any Loan Party to payment from any Credit Card Issuer, Credit Card Processor or other third party in connection with the sale or transfer of Accounts arising pursuant to the sale of goods or rendition of services to customers who have purchased such goods or services using a credit card or a debit card, including, but not limited to, all amounts at any time due or to become due from any Credit Card Issuer or Credit Card Processor under the Credit Card Agreements or otherwise, in each case above calculated net of prevailing interchange charges.

Schedule 1 – Defined Terms Page 19 “Credit Party” means has the meaning as defined in Section 15.20. “Daily Simple SOFR” with respect to any applicable determination date, the secured overnight financing rate published on the FRBNY website (or any successor source satisfactory to Agent). “Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default. “Defaulting Lender” means any Lender that (a) has failed to fund any amounts required to be funded by it under the Agreement on the date that it is required to do so under the Agreement (including the failure to make available to Agent amounts required pursuant to a Settlement or to make a required payment in connection with a Letter of Credit Disbursement), (b) notified Borrowers, Agent, or any Lender in writing that it does not intend to comply with all or any portion of its funding obligations under the Agreement, (c) has made a public statement to the effect that it does not intend to comply with its funding obligations under the Agreement or under other agreements generally (as reasonably determined by Agent) under which it has committed to extend credit, (d) failed, within 1 Business Day after written request by Agent, to confirm that it will comply with the terms of the Agreement relating to its obligations to fund any amounts required to be funded by it under the Agreement, (e) otherwise failed to pay over to Agent or any other Lender any other amount required to be paid by it under the Agreement on the date that it is required to do so under the Agreement, or (f) (i) becomes or is insolvent or has a parent company that has become or is insolvent, (ii) becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian or appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or (iii) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action. “Defaulting Lender Rate” means (a) for the first 3 days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to Loans that are U.S. Base Rate Loans or Australian Base Rate Loans, as applicable (inclusive of the Base Rate Margin or Australian Rate Margin applicable thereto). “Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware. “Delaware Divided LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division. “Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act. “Deposit Account” means any deposit account (as that term is defined in the Code) or ADI account (as that term is defined in the Australian PPSA). “Designated Account” means the Deposit Account of Borrowers identified on Schedule D-1 to the Agreement (or such other Deposit Account of Borrowers located at Designated Account Bank that has been designated as such, in writing, by Borrowers to Agent).

Schedule 1 – Defined Terms Page 20 “Designated Account Bank” has the meaning specified therefor in Schedule D-1 to the Agreement (or such other bank that is located within the United States that has been designated as such, in writing, by Borrowers to Agent). “Dilution” means, as of any date of determination, a percentage, based upon the experience of the. immediately prior 12 months, that is the result of dividing the Dollar amount of (a) bad debt write- downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Accounts during such period, by (b) Borrowers’ billings with respect to Accounts during such period. “Dilution Reserve” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by 1 percentage point for each percentage point by which Dilution is in excess of 5%. “Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition (a) matures or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provide for the scheduled payments of dividends in cash, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 180 days after the Maturity Date. “DLL” means DLL Finance LLC. “DLL Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Original Closing Date, by and among DLL, Agent and U.S. Borrowers, and any replacement thereof entered into in connection with the DLL Floorplan Indebtedness or any Permitted Refinancing thereof. “DLL Floorplan Indebtedness” means Indebtedness owing to DLL in respect of a floorplan financing facility provided by DLL to U.S. Borrowers in an aggregate amount not exceeding $200,000,000 at any time outstanding. “Dollars” or “$” means United States dollars. “Drawing Document” means any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit. “Earn-Outs” shall mean unsecured liabilities of a Loan Party arising under an agreement to make any deferred payment as a part of the Purchase Price for a Permitted Acquisition, including performance bonuses or consulting payments in any related services, employment or similar agreement, in an amount that is subject to or contingent upon the revenues, income, cash flow or profits (or the like) of the target of such Permitted Acquisition.

Schedule 1 – Defined Terms Page 21 “EBITDAR” means, with respect to any fiscal period: (a) Borrowers’ consolidated net earnings (or loss), minus (b) without duplication, the sum of the following amounts of Borrowers for such period to the extent included in determining consolidated net earnings (or loss) for such period: (i) any extraordinary, unusual, or non-recurring gains, (ii) interest income, (iii) exchange, translation or performance gains relating to any hedging transactions or foreign currency fluctuations, (iv) income arising by reason of the application of FAS 141R, and (v) net gains resulting from the sale or disposition of any fixed assets comprising Capital Expenditures or Rental Fleet Equipment, plus (c) without duplication, the sum of the following amounts of Borrowers for such period to the extent included in determining consolidated net earnings (or loss) for such period: (i) any extraordinary, unusual, or non-recurring non-cash losses, (ii) Interest Expense and Floorplan Interest Expense, (iii) tax expense based on income, profits or capital, including federal, foreign, state, franchise and similar taxes (and for the avoidance of doubt, specifically excluding any sales taxes or any other taxes held in trust for a Governmental Authority), (iv) depreciation and amortization for such period, (v) with respect to any Permitted Acquisition after the Closing Date, costs, fees, charges, or expenses consisting of out-of-pocket expenses owed by Borrowers or any of its Subsidiaries to any Person for services performed by such Person in connection with such Permitted Acquisition incurred within 180 days of the consummation of such Permitted Acquisition, up to an aggregate amount for all such items for such Permitted Acquisition not to exceed $2,500,000, (vi) with respect to any Permitted Acquisitions after the Closing Date: (A) purchase accounting adjustments, including, without limitation, a dollar for dollar adjustment for that portion of revenue that would have been recorded in the relevant period had the balance of deferred revenue (unearned income) recorded on the closing balance sheet and before application of purchase accounting not been adjusted downward to fair value to be recorded on the opening balance sheet in accordance with GAAP purchase accounting rules; and (B) non-cash adjustments in accordance with GAAP purchase accounting rules under FASB Statement No. 141 and EITF Issue No. 01-3, in the event that

Schedule 1 – Defined Terms Page 22 such an adjustment is required by Borrowers’ independent auditors, in each case, as determined in accordance with GAAP, (vii) fees, costs, charges and expenses, in respect of Earn-Outs incurred in connection with any Permitted Acquisition to the extent permitted to be incurred under the Agreement that are required by the application of FAS 141R to be and are expensed by Borrowers and its Subsidiaries, (viii) non-cash compensation expense (including deferred non-cash compensation expense), or other non-cash expenses or charges, arising from the sale or issuance of Equity Interests, the granting of stock options, and the granting of stock appreciation rights and similar arrangements (including any repricing, amendment, modification, substitution, or change of any such Equity Interests, stock option, stock appreciation rights, or similar arrangements) minus the amount of any such expenses or charges when paid in cash to the extent not deducted in the computation of net earnings (or loss), (ix) one-time non-cash restructuring charges, (x) non-cash exchange, translation, or performance losses relating to any hedging transactions or foreign currency fluctuations, (xi) non-cash losses on sales of fixed assets or write-downs of fixed or intangible assets, (xii) Rent Expense, (xiii) cash restructuring charges not to exceed $5,000,000 in any 12 month period, (xiv) Ukraine currency remeasurement costs not to exceed $5,000,000 in any 12 month period, (xv) Rent-to-Own Expense, in each case, determined on a consolidated basis in accordance with GAAP, and (xvi) net non-cash losses resulting from the sale or disposition of any fixed assets comprising Capital Expenditures or Rental Fleet Equipment. For the purposes of calculating EBITDAR for any period of 12 consecutive fiscal months (each, a “Reference Period”), if at any time during such Reference Period (and after the Closing Date), Borrowers or any of its Subsidiaries shall have made a Permitted Acquisition, EBITDAR for such Reference Period shall be calculated after giving pro forma effect thereto (including pro forma adjustments arising out of events which are directly attributable to such Permitted Acquisition, are factually supportable, and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the SEC or in such other manner acceptable to Agent) as if any such Permitted Acquisition or adjustment occurred on the first day of such Reference Period. “EEA Financial Institution” (means a) any credit institution or investment firm established in an EEA Member Country that is subject to the supervision of an EEA Resolution Authority; (b) any

Schedule 1 – Defined Terms Page 23 entity established in an EEA Member Country that is a parent of an institution described in clause (a) above; or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in the foregoing clauses and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of an EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Election Date” means, with respect to either Eligible Real Property or Eligible Rolling Stock/Equipment, the first date on which each such item is included in the calculation of the U.S. Revolver Borrowing Base as determined by Agent and U.S. Borrowers, whether such election is made pursuant to this Agreement or the Existing Credit Agreement. “Eligible Accounts” means those Accounts created by any Loan Party in the ordinary course of its business, that arise out of such Loan Party’s sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any field examination performed by (or on behalf of) Agent from time to time after the Closing Date. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits, unapplied cash, taxes, discounts, credits, allowances, and rebates. Eligible Accounts shall not include the following: (a) (i) Accounts (other than Extended Terms Accounts) that the Account Debtor has failed to pay within 90 days of original invoice date, (ii) Extended Terms Accounts that the Account Debtor has failed to pay within the earlier of (A) 30 days of original due date or (B) 120 days of original invoice date, or (iii) Extended Terms Accounts with selling terms of more than 90 days, (b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above, (c) Accounts with respect to which the Account Debtor is an Affiliate of any Loan Party or an employee or agent of any Loan Party or any Affiliate of any Loan Party, (d) Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional, (e) Accounts that are not payable in Dollars or Australian Dollars, (f) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States, Canada or Australia, or (ii) is not organized under the laws of the United States or any state thereof, or Canada or any province thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof,

Schedule 1 – Defined Terms Page 24 unless (A) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is directly drawable by Agent, or (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent, (g) Accounts with respect to which the Account Debtor is either (1) any state of the United States, any municipality, or any other political subdivision of either thereof, or any department, agency, public corporation or other instrumentality thereof, to the extent that the aggregate amount of such Accounts exceeds $10,000,000 at any time outstanding, or (ii) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrowers or other Loan Party has complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC §3727), (h) Accounts with respect to which the Account Debtor is a creditor of any Loan Party, has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of recoupment or setoff, or dispute, (i) Accounts with respect to an Account Debtor (other than receivables owing from a manufacturer to a Loan Party) whose total obligations owing to the Loan Parties exceed 10% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit, (j) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which any Loan Party has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor, (k) Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the Account Debtor’s financial condition, (l) Accounts that are not subject to a valid and perfected first priority Agent’s Lien, (m) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor, (n) Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity, (o) Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Loan Party of the subject contract for goods or services,

Schedule 1 – Defined Terms Page 25 (p) that portion of Accounts that has been restructured, extended, amended or modified, other than Accounts extended as a result of marketing campaigns entered into in the ordinary course of business, or (q) Accounts owned by a target acquired in connection with a Permitted Acquisition, until the completion of an appraisal and field examination, or other due diligence approved by Agent, with respect to such target, in each case, reasonably satisfactory to Agent (which appraisal, field examination or other due diligence may be conducted prior to the closing of such Permitted Acquisition). “Eligible Credit Card Accounts” means, as to each Loan Party, Credit Card Accounts of such Person which satisfy the criteria set forth below: (a) such Credit Card Accounts arise from the actual and bona fide sale and delivery of goods or rendition of services by such Person in the ordinary course of the business of such Person; (b) such Credit Card Accounts are not past due (beyond any stated applicable grace period, if any, therefor) pursuant to the terms set forth in the Credit Card Agreements with the Credit Card Issuer or Credit Card Processor of the credit card or debit card used in the purchase which give rise to such Credit Card Accounts; (c) such Credit Card Accounts are not unpaid more than five (5) Business Days after the date of the sale of goods or rendition of services giving rise to such Credit Card Accounts; (d) the Credit Card Issuer or Credit Card Processor obligated in respect of such Credit Card Account has not failed to remit any monthly payment in respect of such Credit Card Account; (e) the Credit Card Issuer or Credit Card Processor with respect to such Credit Card Account has not asserted a counterclaim, defense or dispute against such Credit Card Accounts (other than customary set-offs to fees and chargebacks consistent with the practices of such Credit Card Issuer or Credit Card Processor with such Person from time to time), provided that the portion of the Credit Card Accounts owing by such Credit Card Issuer or Credit Card Processor in excess of the amount owing by such Person to such Credit Card Issuer or Credit Card Processor pursuant to such fees and chargebacks shall be deemed Eligible Credit Card Accounts; (f) the Credit Card Issuer or Credit Card Processor with respect to such Credit Card Account has not set off against amounts otherwise payable by such Credit Card Issuer or Credit Card Processor to such Person for the purpose of establishing a reserve or collateral for obligations of such Person to such Credit Card Issuer or Credit Card Processor (other than customary set-offs and chargebacks consistent with the practices of such Credit Card Issuer or Credit Card Processor from time to time), provided that the portion of the Credit Card Accounts owing by such Credit Card Issuer or Credit Card Processor in excess of the set-off amounts shall be deemed Eligible Credit Card Accounts; (g) such Credit Card Accounts (i) are owned by a Loan Party and such Person has a good title to such Credit Card Account and (ii) are subject to a valid and perfected first priority Agent’s Lien, (h) the Credit Card Issuer or Credit Card Processor with respect to such Credit Card Accounts is not subject to an Insolvency Proceeding, is Solvent, has not gone out of business, or as to

Schedule 1 – Defined Terms Page 26 which no Loan Party has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Credit Card Issuer or Credit Card Processor; (i) no event of default has occurred under the Credit Card Agreement of such Person with the Credit Card Issuer or Credit Card Processor who has issued the credit card or debit card or handles payments under the credit card or debit card used in the sale which gave rise to such Credit Card Account which event of default gives such Credit Card Issuer or Credit Card Processor the right to cease or suspend payments to such Person; (j) the customer using the credit card or debit card giving rise to such Credit Card Account shall not have returned the merchandise purchased giving rise to such Credit Card Account; (k) the Credit Card Accounts are subject to Credit Card Notifications; (l) the Credit Card Processor is organized and has its principal offices or assets within the United States; (m) such Credit Card Accounts are not evidenced by chattel paper or an instrument of any kind, and have not been reduced to judgment; and (n) the portion of such Credit Card Account that does not include a billing for interest, fees or late charges. “Eligible Inventory” means Inventory of any Loan Party, that complies with each of the representations and warranties respecting Eligible Inventory made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any field examination or appraisal performed by Agent from time to time after the Closing Date. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a basis consistent with the historical accounting practices of the Loan Parties. An item of Inventory shall not be included in Eligible Inventory if: (a) a Loan Party does not have good, valid, and marketable title thereto, (b) other than with respect to Inventory subject to lease or rental, a Loan Party does not have actual and exclusive possession thereof (either directly or through a bailee or agent of such Loan Party), (c) it is not located at one of the locations in the continental United States or Australia set forth on Schedule 4.24 to the Agreement (as such Schedule 4.24 may be amended from time to time with the prior written consent of Agent) in violation of Section 5.14, and it is not in-transit except as provided in clause (d) below, (d) it is in-transit to or from a location of a Loan Party (other than in-transit from one location set forth on Schedule 4.24 to the Agreement to another location set forth on Schedule 4.24 to the Agreement), (e) it is located on real property leased by a Loan Party or in a contract warehouse, in each case, unless either (1) it is subject to a Collateral Access Agreement executed by the lessor or

Schedule 1 – Defined Terms Page 27 warehouseman, as the case may be, and it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises or (2) Agent has established a Landlord Reserve with respect to such location, (f) it is the subject of a bill of lading or other document of title, (g) it is not subject to a valid and perfected first priority Agent’s Lien, (h) it consists of goods returned or rejected by a Loan Party’s customers, (i) it consists of goods that are obsolete or slow moving, restrictive or custom items, work- in-process, raw materials, or goods that constitute spare parts, packaging and shipping materials, branded or promotional items, supplies used or consumed in a Loan Party’s business, Cores Inventory, bill and hold goods, defective goods, “seconds,” or Inventory acquired on consignment, (j) it is subject to third party trademark, licensing or other proprietary rights, unless Agent is satisfied that such Inventory can be freely sold by Agent on and after the occurrence of an Event of a Default despite such third party rights, (k) it was acquired in connection with a Permitted Acquisition, until the completion of an appraisal and field examination, or other due diligence approved by Agent, with respect to such Inventory, in each case, reasonably satisfactory to Agent (which appraisal, field examination and other due diligence may be conducted prior to the closing of such Permitted Acquisition), or (l) with respect to Rental Fleet Equipment, the applicable Loan Party has not complied with Section 7(m) of the Guaranty and Security Agreement with respect to any relevant certificates of title. “Eligible New Floorplan Equipment” means all Inventory owned by any Loan Party which (a) constitutes Eligible Inventory and (b) consists of New Floorplan Equipment. “Eligible Parts and Attachments Inventory” means all Inventory owned by any Loan Party which (a) constitutes Eligible Inventory and (b) consists of parts or attachments held by any Loan Party for sale to third parties other than Cores Inventory. “Eligible Real Property” means Real Property of any Loan Party, that complies with each of the representations and warranties respecting Real Property made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any field examination or appraisal performed by Agent from time to time after the Closing Date. An item of Real Property shall not be included in Eligible Real Property unless: (a) the applicable Loan Party Borrower owns fee title thereto; (b) the applicable Loan Party has executed and delivered to the Agent such Mortgages and other documents as the Agent may reasonably request; provided, that no Borrower shall have to deliver any Mortgage outside the U.S. or Australia;

Schedule 1 – Defined Terms Page 28 (c) the applicable Loan Party shall have delivered to the Agent with respect to each parcel of Eligible Real Property all Mortgage Related Documents and other Real Property items as required by FIRREA and reasonably satisfactory to the Agent; (d) the Agent has a perfected first priority Lien in such Real Property (subject only to Permitted Liens under clause (k) of the definition thereof); (e) such parcel of Real Property has been appraised by a third party appraiser engaged by the Agent or otherwise acceptable to the Agent in good faith; (f) as to any particular property, the Loan Party is in compliance with the representations, warranties and covenants set forth in Sections 4.11 and 5.9 hereof and in the Mortgage relating to such Real Property, unless the Agent, in its discretion, otherwise waives such requirement in the determination of Eligible Real Property; (g) such Real Property is not deemed by the Agent in its Permitted Discretion to be ineligible for inclusion in the calculation of the Global Borrowing Base (or any component thereof); and (h) the requirements in Section 14.1(g) hereof have been satisfied. “Eligible Rental Equipment” means all equipment owned by any Loan Party which (a) constitutes Eligible Inventory and (b) consists of used Rental Fleet Equipment. “Eligible Rolling Stock/Equipment” means Rolling Stock and Equipment (other than Eligible New Floorplan Equipment and Eligible Rental Equipment) of any Loan Party, that complies with each of the representations and warranties respecting Rolling Stock and Equipment, as applicable, made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any field examination or appraisal performed by Agent from time to time after the Closing Date. An item of Rolling Stock and Equipment shall not be included in Eligible Rolling Stock/Equipment if: (a) the applicable Loan Party does not have good, valid, and marketable title thereto; (b) the applicable Loan Party does not have actual and exclusive possession thereof (either directly or, in the ordinary course of business, through a bailee, processor, or agent of such Loan Party) unless it consists of Rolling Stock and such Rolling Stock is being used in the ordinary course of business; (c) it is not at a location identified on Schedule 4.24, unless it consists of Rolling Stock and such Rolling Stock is being used in the ordinary course of business; (d) it is materially damaged, defective or otherwise unfit for use in its intended purpose; (e) it is not adequately insured for loss; (f) it is not subject to a valid, duly perfected, first priority Lien in favor of the Agent; (g) it is subject to other Liens; or

Schedule 1 – Defined Terms Page 29 (h) it is evidenced by a certificate of title, such certificate is in the possession of any Person other than Agent or contains notations of any Liens in favor of any Person other than the Agent. “Eligible Used Floorplan Equipment” means all Inventory owned by Borrowers which (a) constitutes Eligible Inventory and (b) consists of Used Floorplan Equipment. “Eligible Transferee” means (a) any Lender (other than a Defaulting Lender), any Affiliate of any Lender and any Related Fund of any Lender; (b) (i) a commercial bank organized under the laws of the United States or any state thereof, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof, and having total assets in excess of $1,000,000,000; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (A) (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country, and (B) such bank has total assets in excess of $1,000,000,000; (c) any other entity (other than a natural person) that is an “accredited investor” (as defined in Regulation D under the Securities Act) that extends credit or buys loans as one of its businesses including insurance companies, investment or mutual funds and lease financing companies, and having total assets in excess of $1,000,000,000; and (d) during the continuation of an Event of Default, any other Person approved by Agent; provided, that no Loan Party or Affiliate of a Loan Party shall qualify as an Eligible Transferee. “Employee Benefit Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (a) that is or within the preceding six (6) years has been sponsored, maintained or contributed to by any Loan Party or ERISA Affiliate or (b) to which any Loan Party or ERISA Affiliate has, or has had at any time within the preceding six (6) years, any liability, contingent or otherwise. “Environmental Action” means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials (a) from any assets, properties, or businesses of any Borrower, any Subsidiary of a Borrower, or any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Borrower, any Subsidiary of a Borrower, or any of their predecessors in interest. “Environmental Law” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on Borrowers or its Subsidiaries, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, in each case as amended from time to time. “Environmental Liabilities” means all liabilities, monetary obligations, losses, damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest

Schedule 1 – Defined Terms Page 30 incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action. “Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities. “Equipment” means equipment (as that term is defined in the Code). “Equity Interests” means, with respect to a Person, all of the shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statutes, and all regulations and guidance promulgated thereunder. Any reference to a specific section of ERISA shall be deemed to be a reference to such section of ERISA and any successor statutes, and all regulations and guidance promulgated thereunder. “ERISA Affiliate” means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrowers or its Subsidiaries under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrowers or its Subsidiaries under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrowers or any of its Subsidiaries is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with Borrowers or any of its Subsidiaries and whose employees are aggregated with the employees of Borrowers or its Subsidiaries under IRC Section 414(o). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association, as in effect from time to time. “Event of Default” has the meaning specified therefor in Section 8 of the Agreement. “Excess” has the meaning specified therefor in Section 2.14 of the Agreement. “Excess Availability” means, as of any date of determination, an amount equal to the sum of (i) the amount that U.S. Borrowers are entitled to borrow as U.S. Revolver Loans under Section 2.1 of the Agreement (after giving effect to the then outstanding U.S. Revolver Usage), plus (ii) the amount that Australian Borrowers are entitled to borrow as Australian Revolver Loans under Section 2.1 of the Agreement (after giving effect to the then outstanding Australian Revolver Usage), plus (iii) the amount that U.S. Borrowers are entitled to borrow as U.S. Floorplan Loans under Section 2.2 of the Agreement (after giving effect to the then outstanding U.S. Floorplan Usage), plus (iv) the amount that Australian Borrowers are entitled to borrow as Australian Floorplan Loans under Section 2.2 of the Agreement (after giving effect to the then outstanding Australian Floorplan Usage). “Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.

Schedule 1 – Defined Terms Page 31 “Excluded Subsidiaries” means NW Property Solutions LLC, a North Dakota limited liability company; Heartland Solutions, LLC, a Nebraska limited liability company; Heartland Leverage Lender, LLC, a Nebraska limited liability company; NMS Warranty Co., a Nebraska corporation; and Heartland Guaranty, LLC, a Nebraska limited liability company. “Excluded Swap Obligations” means, with respect to any Credit Party, any Hedge Obligation if, and to the extent that, all or a portion of the liability of such Credit Party for or the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Hedge Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the guarantee of such Credit Party or the grant of such security interest becomes effective with respect to such Hedge Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Credit Party, including under the keepwell provisions herein or in any Loan Document or guaranty). If a Hedge Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedge Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition. “Excluded Taxes” means (i) any tax imposed on the net income or net profits of any Lender or any Participant (including any branch profits taxes), in each case imposed by the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender or such Participant is organized or the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender’s or such Participant’s principal office is located in each case as a result of a present or former connection between such Lender or such Participant and the jurisdiction or taxing authority imposing the tax (other than any such connection arising solely from such Lender or such Participant having executed, delivered or performed its obligations or received payment under, or enforced its rights or remedies under the Agreement or any other Loan Document); (ii) taxes resulting from a Lender’s or a Participant’s failure to comply with the requirements of Section 16.2 of the Agreement, (iii) any United States federal withholding taxes that would be imposed on amounts payable to a Foreign Lender based upon the applicable withholding rate in effect at the time such Foreign Lender becomes a party to the Agreement (or designates a new lending office), except that Taxes shall include (A) any amount that such Foreign Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 16.1 of the Agreement, if any, with respect to such withholding tax at the time such Foreign Lender becomes a party to the Agreement (or designates a new lending office), and (B) additional United States federal withholding taxes that may be imposed after the time such Foreign Lender becomes a party to the Agreement (or designates a new lending office), as a result of a change in law, rule, regulation, order or other decision with respect to any of the foregoing by any Governmental Authority, and (iv) any United States federal withholding taxes imposed under FATCA. “Existing Credit Agreement” has the meaning specified therefor in the recitals to the Agreement. “Existing Hedge Agreements” means those Hedge Agreements described on Schedule E-3 to the Agreement.

Schedule 1 – Defined Terms Page 32 “Existing Letters of Credit” means those letters of credit described on Schedule E-2 to the Agreement. “Existing Obligations” means the “Obligations” as defined in the Existing Credit Agreement. “Extended Terms Accounts” means Accounts with payment terms of more than 30 days. “Extraordinary Advances” has the meaning specified therefor in Section 2.3(d)(iii) of the Agreement. “Extraordinary Floorplan Advances” has the meaning specified therefor in Section 2.3(d)(iii) of the Agreement. “Extraordinary Revolver Advances” has the meaning specified therefor in Section 2.3(d)(iii) of the Agreement. “Extraordinary Receipts” means (a) so long as no Event of Default has occurred and is continuing, proceeds of judgments, proceeds of settlements, or other consideration of any kind received in connection with any cause of action or claim, and proceeds of business interruption insurance, and (b) if an Event of Default has occurred and is continuing, any payments received by Borrowers or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 2.4(e)(ii) of the Agreement) consisting of (i) proceeds of judgments, proceeds of settlements, or other consideration of any kind received in connection with any cause of action or claim, and proceeds of business interruption insurance, (ii) indemnity payments (other than to the extent such indemnity payments are immediately payable to a Person that is not an Affiliate of Borrowers or any of its Subsidiaries), and (iii) any purchase price adjustment received in connection with any purchase agreement. “FATCA” means Sections 1471 through 1474 of the IRC, as of the date of the Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. “Fee Letter” means that certain fee letter, dated as of even date with the Agreement, between Borrowers and Agent, in form and substance reasonably satisfactory to Agent. “Federal Funds Rate” means (a) the weighted average per annum interest rate on overnight federal funds transactions with members of the Federal Reserve System on the applicable day (or the preceding Business Day, if the applicable day is not a Business Day), as published by the Federal Reserve Bank of New York on the next Business Day; or (b) if the rate is not so published, the average per annum rate (rounded up to the nearest 1/8 of 1%) charged to Bank of America on the applicable day on such transactions, as determined by Agent; provided, that in no event shall the Federal Funds Rate be less than zero. “Financial Covenant Period” means a period which shall commence on any date (the “Commencement Date”) on which Adjusted Excess Availability is less than the Covenant/Dominion Threshold Amount and shall continue until the last day of the first month after the Commencement

Schedule 1 – Defined Terms Page 33 Date in which Adjusted Excess Availability is greater than or equal to the Covenant/Dominion Threshold Amount for a period of ninety (90) consecutive days. “Fixed Charges” means, with respect to any fiscal period and with respect to Borrowers determined on a consolidated basis in accordance with GAAP, the sum, without duplication, of (a) Interest Expense accrued (other than interest paid-in-kind, amortization of financing fees, and other non-cash Interest Expense) during such period, (b) Floorplan Interest Expense accrued (other than interest paid-in-kind, amortization of financing fees and other non-cash Floorplan Interest Expense) during such period, (c) principal payments in respect of Indebtedness that are required to be paid during such period, (d) all federal, state, and local income taxes accrued during such period, (e) Rent Expense, and (f) all Restricted Payments paid (whether in cash or other property, other than common Equity Interests) during such period. “Fixed Charge Coverage Ratio” means, with respect to any fiscal period and with respect to Borrowers determined on a consolidated basis in accordance with GAAP, the ratio of (a) EBITDAR for such period minus (i) an amount (not less than zero) equal to (A) Capital Expenditures made in cash (to the extent not already incurred in a prior period) or incurred during such period; provided, that, any Capital Expenditures made in cash which are later financed with Permitted Indebtedness within 12 months after the incurrence thereof, shall be deemed to have been financed since the date of incurrence; less (B) any disposition proceeds received from the sale of capital or fixed assets during such period, (ii) an amount (not less than zero) equal to (A) the Rental Fleet Transfer Amount for such period less (B) any disposition proceeds received from the sale of Rental Fleet Equipment during such period, and (iii) the Rental Fleet CapEx Amount for such period, to (b) Fixed Charges for such period. “Floating U.S. SOFR Rate Loans” has the meaning give thereto in Section 2.12(b)(iv) “Flood Laws” means the National Flood Insurance Act of 1968, Flood Disaster Protection Act of 1973, and related laws, rules and regulations, including any amendments or successor provisions. “Floorplan Interest Expense” means, for any period, the aggregate of the interest expense of Borrowers for such period in respect of the Floorplan Loans, the DLL Floorplan Indebtedness, the CNH Floorplan Indebtedness and any other Inventory floor planning loan facilities. “Floorplan Lender” means, individually and collectively, the U.S. Floorplan Lender and the Australian Floorplan Lender. “Floorplan Loan Exposure” means, with respect to any Floorplan Lender, as of any date of determination (a) prior to the termination of the Floorplan Commitments, the amount of such Lender’s Floorplan Commitment, and (b) after the termination of the Floorplan Commitments, the aggregate outstanding principal amount of the Floorplan Loans of such Lender. “Floorplan Loans” means, individually and collectively, the U.S. Floorplan Loans and/or Australian Floorplan Loans, as applicable. “Floorplan Swing Loan Exposure” means, as of any date of determination with respect to any Lender, such Lender’s Pro Rata Share of the U.S. Floorplan Swing Loans and/or the Australian Floorplan Swing Loans, as applicable, on such date.

Schedule 1 – Defined Terms Page 34 “Flow of Funds Agreement” means a flow of funds agreement, dated as of even date herewith, in form and substance reasonably satisfactory to Agent, executed and delivered by each Loan Party and Agent. “Foreign Lender” means any Lender or Participant that is not a United States person within the meaning of IRC section 7701(a)(30). “Foreign L/C/ Currency Reserve” means, with respect to any Letter of Credit issued in a currency other than Dollars, as of any date of determination, those reserves that the applicable Issuing Bank certifies to Agent in writing from time to time as being necessary or appropriate to establish (based upon such Issuing Bank’s reasonable determination of the currency fluctuation risk in respect of any such Letters of Credit) in respect of any such Letters of Credit outstanding. “FRNBY” means the Federal Reserve Bank of New York. “Funding Date” means the date on which a Borrowing occurs. “Funding Losses” has the meaning specified therefor in Section 2.12(b)(ii) of the Agreement. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied. “Global Borrowing Base” means, as of any date of determination, the sum of the (a) Australian Aggregate Borrowing Base, plus (b) the U.S. Aggregate Borrowing Base. “Global Maximum Credit Amount” means the sum of the (a) Australian Maximum Credit Amount, plus (b) the U.S. Maximum Credit Amount. “Global Usage” means, as of any date of determination, the sum of (a) Australian Aggregate Usage, plus (b) U.S. Aggregate Usage. “Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person. “Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, local, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantor” means (a) each Subsidiary of Borrowers other than the Excluded Subsidiaries and other than each CFC owned directly or indirectly by Borrowers, and (b) each other Person that becomes a guarantor after the Closing Date pursuant to Section 5.11 of the Agreement. “Guaranty and Security Agreement” means a guaranty and security agreement, dated as of even date with the Agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by each Borrower and each Guarantor to Agent.

Schedule 1 – Defined Terms Page 35 “Hazardous Materials” means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances,” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million. “Hedge Agreement” means a “swap agreement” as that term is defined in Section 101(53B)(A) of the Bankruptcy Code. “Hedge Obligations” means any and all obligations or liabilities, whether absolute or contingent, due or to become due, now existing or hereafter arising, of Borrowers or its Subsidiaries arising under, owing pursuant to, or existing in respect of Hedge Agreements entered into with one or more of the Hedge Providers, including without limitation the Existing Hedge Agreements. “Hedge Provider” means any Lender or any of its Affiliates; provided, that no such Person (other than Bank of America or its Affiliates) shall constitute a Hedge Provider unless and until (a) in the case of a Hedge Agreement in existence as of the Closing Date, Agent receives a Bank Product Provider Agreement from such Person and with respect to the applicable Hedge Agreement within 10 days after the Closing Date and (b) in the case of a Hedge Agreement entered into after the Closing- Date, Agent receives a Bank Product Provider Agreement from such Person and with respect to the applicable Hedge Agreement within 10 days after the execution and delivery of such Hedge Agreement with Borrowers or its Subsidiaries; provided further, that if, at any time, a Lender ceases to be a Lender under the Agreement, then, from and after the date on which it ceases to be a Lender thereunder, neither it nor any of its Affiliates shall constitute Hedge Providers and the obligations with respect to Hedge Agreements entered into with such former Lender or any of its Affiliates shall no longer constitute Hedge Obligations. “Increase” has the meaning specified therefor in Section 2.14. “Increase Date” has the meaning specified therefor in Section 2.14. “Increase Joinder” has the meaning specified therefor in Section 2.14. “Indebtedness” as to any Person means (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, (c) all obligations of such Person as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all obligations of such Person to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices and, for the avoidance of doubt, other than royalty payments payable in the ordinary course of business in respect of non-exclusive licenses), (f) all monetary obligations of such Person owing under Hedge Agreements (which amount shall be calculated based on the amount that would be payable by such Person if the Hedge Agreement were terminated on the

Schedule 1 – Defined Terms Page 36 date of determination), (g) any Disqualified Equity Interests of such Person, and (h) any obligation of such Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (g) above. For purposes of this definition, (i) the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness, and (ii) the amount of any Indebtedness which is limited or is non-recourse to a Person or for which recourse is limited to an identified asset shall be valued at the lesser of (A) if applicable, the limited amount of such obligations, and (B) if applicable, the fair market value of such assets securing such obligation. “Indemnified Liabilities” has the meaning specified therefor in Section 10.3 of the Agreement. “Indemnified Person” has the meaning specified therefor in Section 10.3 of the Agreement. “Indemnified Taxes” means, any Taxes other than Excluded Taxes. “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law (whether state, provincial, federal or foreign, including the Australian Corporations Act), assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief. “Intercompany Subordination Agreement” means an amended and restated intercompany subordination agreement, dated as of even date with the Agreement, executed and delivered by Borrowers, each of the other Loan Parties, and Agent, the form and substance of which is reasonably satisfactory to Agent. “Intercreditor Agreement” and “Intercreditor Agreements” means, individually or collectively as required by the context, the DLL Intercreditor Agreement, the CNH Intercreditor Agreement and the NAB Intercreditor Agreement.. “Interest Expense” means, for any period, the aggregate of the interest expense of Borrowers for such period, determined on a consolidated basis in accordance with GAAP. “Interest Period” means, (a) with respect to each U.S. SOFR Rate Loan, a period commencing on the date of the making of such U.S. SOFR Rate Loan (or the continuation of a U.S. SOFR Rate Loan or the conversion of a U.S. Base Rate Loan to a U.S. SOFR Rate Loan) and ending 1, 3 or 6 months thereafter and (b) with respect to each Australian Bill Rate Loan, a period commencing on the date of the making of such Australian Bill Rate Loan (or the continuation of an Australian Bill Rate Loan or the conversion of an Australian Base Rate Loan to an Australian Bill Rate Loan) and ending 1, 2, 3 or 6 months thereafter; provided, that (a) interest shall accrue at the applicable rate based upon Term SOFR or Australian Bill Rate, as applicable, from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (b) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (c) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in

Schedule 1 – Defined Terms Page 37 the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 3 or 6 months after the date on which the Interest Period began with respect to U.S. SOFR Rate Loans and 1, 2, 3 or 6 months after the date on which the Interest Period began with respect to Australian Bill Rate Loans, and (d) Borrowers may not elect an Interest Period which will end after the Maturity Date. “Inventory” means inventory (as that term is defined in the Code). “Inventory Reserves” means, as of any date of determination, (a) Landlord Reserves, and (b) those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Sections 2.1.1(c), 2.1.2(c), 2.2.1(c) and 2.2.2(c), to establish and maintain (including reserves for slow moving Inventory and Inventory shrinkage) with respect to Eligible Inventory, the Global Maximum Credit Amount (or any component thereof). “Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide accounts receivable arising in the ordinary course of business), or acquisitions of Indebtedness, Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustment for increases or decreases in value, or write-ups, write-downs, or write- offs with respect to such Investment. “IRC” means the Internal Revenue Code of 1986, as in effect from time to time. “ISP” means, with respect to any Letter of Credit, the International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit is issued. “Issuer Document” means, with respect to any Letter of Credit, a letter of credit application, a letter of credit agreement, or any other document, agreement or instrument entered into (or to be entered into) by Borrowers in favor of Issuing Bank and relating to such Letter of Credit. “Issuing Bank” means (a) with respect to Letters of Credit issued at the request of a U.S. Borrower, Bank of America, Wells Fargo Bank, N.A. with respect to the Existing Letters of Credit, or any other Lender that, at the request of U.S. Borrowers and with the consent of Agent, agrees, in such Lender’s sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2.11 of the Agreement, and Issuing Bank shall be a Lender and (b) with respect to Letters of Credit issued at the request of an Australian Borrower, Bank of America acting through its Australian branch. “Joint Book Runners” has the meaning set forth in the preamble to the Agreement. “Joint Lead Arrangers” has the meaning set forth in the preamble to the Agreement. “Landlord Reserve” means, as to each location at which a Borrower has Inventory or books and records located and as to which a Collateral Access Agreement has not been received by Agent, a

Schedule 1 – Defined Terms Page 38 reserve in an amount equal to the greater of (a) the number of months’ rent for which the landlord will have, under applicable law, a Lien in the Inventory of such Borrower to secure the payment of rent or other amounts under the lease relative to such location, or (b) 3 months’ rent under the lease relative to such location. “Lender” has the meaning set forth in the preamble to the Agreement, shall include Issuing Bank and each U.S. Swing Lender, and shall also include any other Person made a party to the Agreement pursuant to the provisions of Section 13.1 of the Agreement and “Lenders” means each of the Lenders or any one or more of them. “Lender Group” means each of the Lenders (including Issuing Bank and each U.S. Swing Lender) and Agent, or any one or more of them. “Lender Group Expenses” means all (a) costs or expenses (including taxes and insurance premiums) required to be paid by Borrowers or its Subsidiaries under any of the Loan Documents that are paid, advanced, or incurred by the Lender Group, (b) documented out-of-pocket fees or charges paid or incurred by Agent in connection with the Lender Group’s transactions with Borrowers or its Subsidiaries under any of the Loan Documents, including, photocopying, notarization, couriers and messengers, telecommunication, public record searches, filing fees, recording fees, publication, real estate surveys, real estate title policies and endorsements, and environmental audits, (c) Agent’s customary fees and charges imposed or-incurred in connection with any background checks or OFAC/PEP searches related to Borrowers or its Subsidiaries, (d) Agent’s customary fees and charges (as adjusted from time to time) with respect to the disbursement of funds (or the receipt of funds) to or for the account of Borrowers (whether by wire transfer or otherwise), together with any out-of-pocket costs and expenses incurred in connection therewith, (e) customary charges imposed or incurred by Agent resulting from the dishonor of checks payable by or to any Loan Party, (f) reasonable documented out-of-pocket costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or during the continuance of an Event of Default, in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (g) field examination, appraisal, and valuation fees and expenses of Agent related to any field examinations, appraisals, or valuation to the extent of the fees and charges (and up to the amount of any limitation) provided in Section 2.10 of the Agreement, (h) Agent’s and the Lender Group’s reasonable costs and expenses (including reasonable documented attorneys’ fees and expenses) relative to third party claims or any other lawsuit or adverse proceeding paid or incurred, whether in enforcing or defending the Loan Documents or otherwise in connection with the transactions contemplated by the Loan Documents, Agent’s Liens in and to the Collateral, or the Lender Group’s relationship with Borrowers or any of its Subsidiaries, (i) Agent’s reasonable documented costs and expenses (including reasonable documented attorneys’ fees and due diligence expenses) incurred in advising, structuring, drafting, reviewing, administering (including travel, meals, and lodging), syndicating (including reasonable costs and expenses relative to the rating of CUSIP, DXSyndicateTM, SyndTrak or other communication costs incurred in connection with a syndication of the loan facilities), or amending, waiving, or modifying the Loan Documents, and (j) Agent’s and each Lender’s reasonable documented costs and •expenses (including reasonable documented attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning Borrowers or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending

Schedule 1 – Defined Terms Page 39 the Loan Documents, irrespective of whether a lawsuit or other adverse proceeding is brought, or in taking any enforcement action or any Remedial Action with respect to the Collateral. “Lender Group Representatives” has the meaning specified therefor in Section 17.9 of the Agreement. “Lender-Related Person” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, officers, directors, employees, attorneys, and agents. “Letter of Credit” any standby or documentary letter of credit, foreign guaranty, documentary bankers acceptance, indemnity, reimbursement agreement or similar instrument, in each case issued by Issuing Bank. “Letter of Credit Collateralization” means either (a) providing cash collateral (pursuant to documentation reasonably satisfactory to Agent, including provisions that specify that the Letter of Credit Fees and all commissions, fees, charges and expenses provided for in Section 2.11(k) of the Agreement (including any fronting fees) will continue to accrue while the Letters of Credit are outstanding) to be held by Agent for the benefit of the applicable Revolver Lenders in an amount equal to 105% of the then existing U.S. Letter of Credit Usage and/or Australian Letter of Credit Usage, (b) delivering to Agent documentation executed by all beneficiaries under the Letters of Credit, in form and substance reasonably satisfactory to Agent and Issuing Bank, terminating all of such beneficiaries’ rights under the Letters of Credit, or (c) providing Agent with a standby letter of credit, in form and substance reasonably satisfactory to Agent, from a commercial bank acceptable to Agent (in its sole discretion) in an amount equal to 105% of the then existing U.S. Letter of Credit Usage and/or Australian letter of Credit Usage (it being understood that the applicable Letter of Credit Fee and all fronting fees set forth in the Agreement will continue to accrue while the Letters of Credit are outstanding and that any such fees that accrue must be an amount that can be drawn under any such standby letter of credit). “Letter of Credit Disbursement” means a payment made by Issuing Bank pursuant to a Letter of Credit. “Letter of Credit Exposure” means, as of any date of determination with respect to any Lender, such Lender’s Pro Rata Share of the Letter of Credit Usage on such date. “Letter of Credit Fee” has the meaning specified therefor in Section 2.6(b) of the Agreement. “Letter of Credit Indemnified Costs” has the meaning specified therefor in Section 2.11(f) of the Agreement. “Letter of Credit Related Person” has the meaning specified therefor in Section 2.11(f) of the Agreement. “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest (including, without limitation, any “security interest” as defined in sections 12(1) and 12(2) of the Australian PPSA), or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the

Schedule 1 – Defined Terms Page 40 interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing. “Liquidity” means, as of any date of determination, the sum of Excess Availability plus Qualified Cash; provided, that, for purposes of determining Liquidity in respect of the applicable tests in any Financial Covenant Period, the Maturity Date and any Reporting Period, no more than 50% of such determination of Liquidity may be predicated on Qualified Cash (it being agreed and understood that at least 50% of such determination shall be predicated on Excess Availability). “Loan” means any Revolver Loan, Floorplan Loan, Swing Loan or Extraordinary Advance made (or to be made) hereunder. “Loan Account” has the meaning specified therefor in Section 2.9 of the Agreement. “Loan Documents” means the Agreement, the Australian Security Documents, the Control Agreements, the Collateral Access Agreements, any Borrowing Base Certificate, the Fee Letter, the Guaranty and Security Agreement, the Intercompany Subordination Agreement, any Issuer Documents, the Letters of Credit, the Mortgages, the Intercreditor Agreements, any Patent Security Agreement, any Trademark Security Agreement, any Copyright Security Agreement, any note or notes executed by Borrowers in connection with the Agreement and payable to any member of the Lender Group, and any other instrument or agreement entered into, now or in the future, by Borrowers or any of its Subsidiaries and any member of the Lender Group in connection with the Agreement. “Loan Party” means any Borrower or any Guarantor. “Margin Stock” as defined in Regulation U of the Board of Governors as in effect from time to time. “Material Acquisition” means an Acquisition in which the aggregate cash and non-cash consideration to be paid by Borrowers or any of its Subsidiaries as determined in accordance with GAAP exceeds $50,000,000. “Material Adverse Effect” means (a) a material adverse effect in the business, operations, results of operations, assets, liabilities or financial condition of Borrowers and its Subsidiaries, taken as a whole, (b) a material impairment of Borrowers’ and its Subsidiaries ability to perform their obligations under the Loan Documents to which they are parties or of the Lender Group’s ability to enforce the Obligations or realize upon the Collateral (other than as a result of an action taken or not taken that is solely in the control of Agent), or (c) a material impairment of the enforceability or priority of Agent’s Liens with respect to all or a material portion of the Collateral. “Material CNH Industrial Agreements” means the Amended and Restated Wholesale Floor Plan Credit Facility and Security Agreement with CNH Capital America, LLC dated as of November 13, 2007, as amended. “Maturity Date” mean May 17, 2029. “Moody’s” has the meaning specified therefor in the definition of Cash Equivalents.

Schedule 1 – Defined Terms Page 41 “Mortgages” means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, executed and delivered by Borrowers or its Subsidiaries in favor of Agent, in form and substance reasonably satisfactory to Agent, that encumber the Real Property Collateral. “Mortgage Related Documents” means, with respect to any Real Property subject to a Mortgage, the following, in form and substance satisfactory to the Agent and received by the Agent for review at least 45 days prior to the effective date of the Mortgage: (a) an ALTA mortgagee title policy (or binder therefor) covering the Agent’s interest under the Mortgage, in a form and amount and by an insurer acceptable to the Agent, which must be fully paid on such effective date; (b) such assignments of leases, estoppel letters, attornment agreements, consents, waivers and releases as the Agent may require with respect to other Persons having an interest in the Real Property; (c) an ALTA Survey by a licensed surveyor acceptable to the Agent; (d) a life-of-loan flood hazard determination and, if the Real Property is located in a flood plain, an acknowledged notice to Borrowers and flood insurance in an amount, on terms, including endorsements, and by an insurer, in each case, acceptable to the Agent; (e) a current appraisal of the Real Property, prepared by an appraiser acceptable to the Agent, and in form and substance satisfactory to Required Lenders; (f) an environmental assessment, prepared by environmental engineers acceptable to the Agent, and accompanied by such reports, certificates, studies or data as the Agent may reasonably require, which shall all be in form and substance satisfactory to Required Lenders; and (g) an environmental indemnity agreement and such other documents, instruments or agreements as the Agent may reasonably require with respect to any environmental risks regarding the Real Property. “NAB” means National Australia Bank Limited ABN 12 004 044 937. “NAB Intercreditor Agreement” means the intercreditor agreement between the Australian Borrower, NAB, the Agent and the Australian Security Trustee dated as of the date of this Agreement. “NAB Indebtedness” means Indebtedness owing to NAB in respect of the facilities provided by NAB to the Australian Borrower in an aggregate amount not exceeding AUD$25,000,000 at any time outstanding. “Net Cash Proceeds” means: (a) with respect to any sale or disposition by Borrowers or any of its Subsidiaries of assets, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of Borrowers or its Subsidiaries, in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Lien on any asset (other than (A) Indebtedness owing to Agent or any Lender under the Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such sale or disposition, (ii) reasonable fees, commissions, and expenses related thereto and required to be paid by Borrowers or such Subsidiary in connection with such sale or disposition, (iii) taxes paid or payable to any taxing authorities by any Borrower or such Subsidiary in connection with such sale or disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of Borrowers or any of its Subsidiaries, and are properly attributable to such transaction; and (iv) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of such assets, (B) for any liabilities associated with such sale or casualty, to the extent such reserve is required by GAAP, and (C) for the payment of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or

Schedule 1 – Defined Terms Page 42 within 30 days after, the date of such sale or other disposition, to the extent that in each case the funds described above in this clause (iv) are (x) deposited into escrow with a third party escrow agent or set aside in a separate Deposit Account that is subject to a Control Agreement in favor of Agent and (y) paid to Agent as a prepayment of the applicable Obligations in accordance with Section 2.4(e) of the Agreement at such time when such amounts are no longer required to be set aside as such a reserve; and (b) with respect to the issuance or incurrence of any Indebtedness by Borrowers or any of its Subsidiaries, or the issuance by Borrowers or any of its Subsidiaries of any Equity Interests, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of Borrowers or such Subsidiary in connection with such issuance or incurrence, after deducting therefrom only (i) reasonable fees, commissions, and expenses related thereto and required to be paid by Borrowers or such Subsidiary in connection with such issuance or incurrence, (ii) taxes paid or payable to any taxing authorities by Borrowers or such Subsidiary in connection with such issuance or incurrence, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of Borrowers or any of its Subsidiaries, and are properly attributable to such transaction. “Net Recovery Percentage” means, as of any date of determination, the percentage of the book value of Borrowers’ Inventory that is estimated to be recoverable in an orderly liquidation of such Inventory net of all associated costs and expenses of such liquidation, such percentage to be determined as to each category of Inventory and to be as specified in the most recent appraisal received by Agent from an appraisal company selected by Agent. “New Floorplan Equipment” means new equipment that is (a) not subject to financing with a third party and (b) aged less than thirty-six (36) months. “Non-Consenting Lender” has the meaning specified therefor in Section 14.2(a) of the Agreement. “Non-Defaulting Lender” means each Lender other than a Defaulting Lender. “Notice of Borrowing” means a written notice in the form of Exhibit N-1 to the Agreement. “Obligations” means (a) all loans (including the Floorplan Loans (inclusive of Extraordinary Floorplan Advances, U.S. Floorplan Swing Loans, Australian Floorplan Swing Loans) and the Revolver Loans (inclusive of Extraordinary Revolver Advances and U.S. Revolver Swing Loans)), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), reimbursement or indemnification obligations with respect to Letters of Credit (irrespective of whether contingent), premiums, liabilities (including all amounts charged to the Loan Account pursuant to the Agreement), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, and all covenants and duties of any other kind and description owing by any Loan Party arising out of, under, pursuant to, in connection with, or evidenced by the Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute

Schedule 1 – Defined Terms Page 43 or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that a Borrower is required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents, and (b) all Bank Product Obligations. Without limiting the generality of the foregoing, the Obligations of a Borrower under the Loan Documents include the obligation to pay (i) the principal of the Revolver Loans and the Floorplan Loans, (ii) interest accrued on the Revolver Loans and the Floorplan Loans, (iii) the amount necessary to reimburse Issuing Bank for amounts paid or payable pursuant to Letters of Credit, (iv) Letter of Credit commissions, fees (including fronting fees) and charges, (v) Lender Group Expenses, (vi) fees payable under the Agreement or any of the other Loan Documents, and (vii) indemnities and other amounts payable by any Loan Party under any Loan Document. Any reference in the Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding. “OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury. “Overadvance” means, individually or collectively as required by the context, any U.S. Floorplan Overadvance, any Australian Floorplan Overadvance, any U.S. Revolver Overadvance or any Australian Revolver Overadvance. “Participant” has the meaning specified therefor in Section 13.1(e) of the Agreement. “Participant Register” has the meaning set forth in Section 13.1(i) of the Agreement. “Patent Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “Patriot Act” has the meaning specified therefor in Section 4.13 of the Agreement. “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV or Section 302 of ERISA or Section 412 or 430 of the Code or other applicable law sponsored, maintain, or contributed to by any Loan Party or ERISA Affiliate or to which any Loan Party or ERISA Affiliate has any liability, contingent or otherwise. “Permitted Acquisition” means any Acquisition so long as with respect to such other Acquisitions: (a) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition and the proposed Acquisition is consensual, (b) no Indebtedness will be incurred, assumed, or would exist with respect to a Borrower or its Subsidiaries as a result of such Acquisition, other than Indebtedness permitted under clauses (f), (g) or (x) of the definition of Permitted Indebtedness, provided that Borrowers may finance a Permitted Acquisition with proceeds of DLL Floorplan Indebtedness and/or CNH Floorplan Indebtedness; and no Liens will be incurred, assumed, or would exist with respect to the assets of Borrowers or its Subsidiaries as a result of such Acquisition other than Permitted Liens, (c) in the case of a Material Acquisition, Borrowers have provided Agent with written confirmation, supported by reasonably detailed calculations, that on a pro forma basis (including pro

Schedule 1 – Defined Terms Page 44 forma adjustments arising out of events which are directly attributable to such proposed Acquisition, are factually supportable, and are expected to have a continuing impact, in each case, determined as if the combination had been accomplished at the beginning of the relevant period; such eliminations and inclusions determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the SEC or otherwise acceptable to Agent) created by adding the historical combined financial statements of Borrowers (including the combined financial statements of any other Person or assets that were the subject of a prior Permitted Acquisition during the relevant period) to the historical consolidated financial statements of the Person to be acquired (or the historical financial statements related to the assets to be acquired) pursuant to the proposed Acquisition, for the 12 month period most recently ended prior to such proposed Acquisition for which Agent has received financial statements of Borrowers pursuant to Schedule 5.1, each Borrower and its Subsidiaries would have a Fixed Charge Coverage Ratio of at least 1.1 to 1.0 (calculated as if the payment of consideration in respect of such proposed Acquisition was made on the last day of such 12 month period and constitutes a Fixed Charge), (d) after giving effect to the payment of consideration in respect of such proposed Acquisition, Excess Availability is greater than 17.5% of the lesser of (i) Global Borrowing Base and (ii) Global Maximum Credit Amount, (e) in the case of a Material Acquisition, Borrowers have provided Agent with its due diligence package relative to the proposed Acquisition, including forecasted balance sheets, profit and loss statements, and cash flow statements of the Person or assets to be acquired, all prepared on a basis consistent with such Person’s (or assets’) historical financial statements, together with appropriate supporting details and a statement of underlying assumptions for the 1 year period following the date of the proposed Acquisition, on an annual basis), in form and substance (including as to scope and underlying assumptions) reasonably satisfactory to Agent, (f) in the case of a Material Acquisition, the assets being acquired or the Person whose Equity Interests are being acquired did not have negative EBITDAR (as determined in a manner consistent with the definition of EBITDAR in this Agreement, together with such other adjustments that are reasonably acceptable to Agent) during the 12 consecutive month period most recently concluded prior to the date of the proposed Acquisition, (g) Borrowers have provided Agent with written notice of the proposed Acquisition at least 10 Business Days prior to the anticipated closing date of the proposed Acquisition and, not later than 5 Business Days prior to the anticipated closing date of the proposed Acquisition, copies of the anticipated acquisition agreement and other material documents relative to the proposed Acquisition, and executed acquisition documents within 5 Business Days after closing, (h) the assets being acquired (other than a de minimis amount of assets in relation to Borrowers’ and its Subsidiaries’ total assets), or the Person whose Equity Interests are being acquired, are useful in or engaged in, as applicable, the business of Borrowers and its Subsidiaries or a business reasonably related thereto, (i) either (a) the assets being acquired are located within the United States or the Person whose Equity Interests are being acquired is organized in a jurisdiction located within the United States or (b) the assets being acquired are located outside the United States or the Person whose Equity Interests are being acquired is organized in a jurisdiction located outside the United States and, in the case of this clause (b), the aggregate cash and non-cash consideration (including the maximum amount

Schedule 1 – Defined Terms Page 45 of any earnout to be paid in connection therewith) to be paid by Borrowers and its Subsidiaries in connection with (i) such Acquisition does not exceed 2.50% of Total Assets and (ii) all such Acquisitions during any fiscal year does not exceed 4.00% of Total Assets, and (j) the subject assets or Equity Interests, as applicable, are being acquired directly by a Borrower or one of its Subsidiaries, and, in connection therewith, Borrowers or if the Subsidiary is a Loan Party, the Borrower or Loan Party, as applicable, shall have complied with Section 5.11 or 5.12 of the Agreement, as applicable, of the Agreement and, in the case of an acquisition of Equity Interests, Borrowers or the applicable Loan Party shall have demonstrated to Agent that the new Loan Parties have received consideration sufficient to make the joinder documents binding and enforceable against such new Loan Parties. “Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment. “Permitted Dispositions” means: (a) sales, abandonment, or other dispositions of assets that are substantially worn, damaged, or obsolete or no longer used or useful in the conduct of the business of Borrowers and its Subsidiaries, (b) sales of Inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of the Agreement or the other Loan Documents, (d) the licensing of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (e) the granting of Permitted Liens, (f) the sale or discount, in each case without recourse, of accounts receivable (excluding Eligible Accounts Receivable) arising in the ordinary course of business, but only in connection with the compromise or collection thereof, (g) any involuntary loss, damage or destruction of property, (h) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property, (i) the leasing, renting or subleasing of assets of a Borrower or its Subsidiaries in the ordinary course of business, (j) the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of a Borrower or any CFC, (k) (i) the lapse of registered patents, trademarks, copyrights and other intellectual property of Borrowers and its Subsidiaries to the extent not economically desirable in the conduct of their business or (ii) the abandonment of patents, trademarks, copyrights, or other intellectual property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), (A) with respect

Schedule 1 – Defined Terms Page 46 to copyrights, such copyrights are not material revenue generating copyrights, and (B) such lapse is not materially adverse to the interests of the Lender Group, (l) the making of Restricted Payments that are expressly permitted to be made pursuant to the Agreement, (m) the making of Permitted Investments, (n) transfers of assets (i) from a Borrower or any of its Subsidiaries to a Loan Party, and (ii) from any Subsidiary of Borrowers that is not a Loan Party to any other Subsidiary of Borrower, (o) dispositions of assets acquired by Borrowers and its Subsidiaries pursuant to a Permitted Acquisition consummated within 12 months of the date of the proposed disposition so long as (i) the consideration received for the assets to be so disposed is at least equal to the fair market value of such assets, (ii) the assets to be so disposed are not necessary or economically desirable in connection with the business of Borrowers and its Subsidiaries, and (iii) the assets to be so disposed are readily identifiable as assets acquired pursuant to the subject Permitted Acquisition, (p) dispositions of assets by Borrowers and its Subsidiaries with respect to the closing or sale of any dealership locations that are determined by Borrowers and their Subsidiaries to not be economically desirable in connection with the business of Borrowers and their Subsidiaries, (q) sales or dispositions of assets (other than Equity Interests of Subsidiaries of Borrowers) in each case for fair value; provided that (i) no Event of Default then exists or would be caused thereby, (ii) the aggregate fair market value of all assets disposed in any fiscal year pursuant to this clause (p) shall not exceed $25,000,000 and (iii) at least 70% of the net proceeds (calculated after repayment of Indebtedness secured by a Permitted Lien senior to Agent’s Liens on the assets sold or disposed) of such sales or disposition is in cash and is deposited into the Designated Account promptly after the consummation of such sale or disposition; provided, further that in the event the sale or disposition of assets includes any Accounts or Inventory (including any Inventory returned to the applicable vendor in connection with the closure of a store by Borrowers), in addition to satisfaction of clauses (i), (ii) and (iii) in this clause (p), Borrowers shall also deliver to Agent, at least two (2) Business Days prior to such sale or disposition, updated Borrowing Base Certificates reflecting such sale or disposition of such Accounts or Inventory, (r) return to the original manufacturer of Inventory which is not included in the Global Borrowing Base in connection with a store closing or the sale of assets of a dealership location permitted hereunder, in exchange for credit or cash payment, (s) sales or dispositions of assets (other than Accounts, Inventory, Equity Interests of Subsidiaries of Borrowers) not otherwise permitted in clauses (a) through (r) above so long as (i) no Event of Default then exists or would be caused thereby, (ii) such sale or disposition is made at fair market value and (iii) the aggregate fair market value of all assets disposed of in fiscal year (including the proposed disposition) would not exceed $50,000,000, (t) dispositions of Equipment or Real Property to the extent that: (i) such property is exchanged for credit against the purchase price of similar replacement property within 180 days of the underlying disposition; or (ii) the proceeds of such disposition are reasonably promptly applied to the purchase price of such replacement property within 180 days of the underlying disposition,

Schedule 1 – Defined Terms Page 47 (u) the unwinding of any Hedge Agreement, (v) so long as no Default or Event of Default exists or would result therefrom, disposition of the Equity Interests of a CFC or of a CFC’s assets, (w) so long as no Default or Event of Default exists or would result therefrom, disposition of the Equity Interests of an Excluded Subsidiary or of an Excluded Subsidiary’s assets; and (x) dispositions of Real Property consisting of sale and leaseback transactions which (i) are completed on arms-length terms, (ii) for fair market value and (iii) do not exceed $50,000,000 in the aggregate in a calendar year. “Permitted Indebtedness” means: (a) Indebtedness evidenced by the Agreement or the other Loan Documents, (b) Indebtedness set forth on Schedule 4.14(b) to the Agreement and any Refinancing Indebtedness in respect of such Indebtedness, (c) Permitted Purchase Money Indebtedness, Permitted Real Estate Capital Leases, and Permitted Real Estate Financing and any Refinancing Indebtedness in respect of any such Indebtedness, (d) endorsement of instruments or other payment items for deposit, (e) Indebtedness consisting of (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations; (ii) unsecured guarantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions; and (iii) unsecured guarantees with respect to Indebtedness of a Borrower or one of its Subsidiaries, to the extent that the Person that is obligated under such guaranty could have incurred such underlying Indebtedness, (f) unsecured Indebtedness of Borrowers or any of its Subsidiaries that is incurred on the date of the consummation of a Permitted Acquisition solely for the purpose of consummating such Permitted Acquisition so long as (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) such unsecured Indebtedness is not incurred for working capital purposes, (iii) such unsecured Indebtedness does not mature prior to the date that is 180 days after the Maturity Date, and (iv) such Indebtedness is subordinated in right of payment to the Obligations on terms and conditions reasonably satisfactory to Agent, (g) Acquired Indebtedness (provided that in the case of Permitted Shortline Debt, purchase money Indebtedness or a Capital Lease with respect to Equipment or mortgage financing with respect to Real Property, collectively, in an amount not to exceed $50,000,000 outstanding at any one time) and any Refinancing Indebtedness in respect of such Indebtedness, (h) Indebtedness incurred in the ordinary course of business under performance, surety, statutory, or appeal bonds, or with respect to workers’ compensation claims or in respect of health,

Schedule 1 – Defined Terms Page 48 disability or other employee benefits, or bankers’ acceptances and similar obligations not constituting Indebtedness for borrowed money, (i) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to Borrowers or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year, (j) the incurrence by Borrowers or its Subsidiaries of Indebtedness under Hedge Agreements that are incurred for the bona fide purpose of hedging the interest rate, commodity, or foreign currency risks associated with Borrowers’ and its Subsidiaries’ operations and not for speculative purposes, (k) Indebtedness incurred in the ordinary course of business in respect of credit cards, credit card processing services, -debit cards, stored value cards, commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”), or Cash Management Services, (l) unsecured Indebtedness of Borrowers owing to former employees, officers, or directors (or any spouses, ex-spouses, or estates of any of the foregoing) incurred in connection with the repurchase by Borrowers of the Equity Interests of Borrowers that has been issued to such Persons, so long as (i) no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, (ii) the aggregate amount of all such Indebtedness outstanding at any one time does not exceed $2,500,000, and (iii) such Indebtedness is subordinated to the Obligations on terms and conditions reasonably acceptable to Agent, (m) unsecured Indebtedness owing to sellers of assets or Equity Interests to a Borrower or any of its Subsidiaries that is incurred by the Borrowers or its applicable Subsidiary in connection with the consummation of a Permitted Acquisition so long as the aggregate principal amount per Acquisition for all such unsecured Indebtedness does not exceed $10,000,000 for such Acquisition, and does not exceed $25,000,000 at any one time outstanding, (n) contingent liabilities in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation of a Borrower or any of its Subsidiaries incurred in connection with the consummation of one or more Permitted Acquisitions, (o) Indebtedness composing Permitted Investments, (p) unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business, (q) unsecured Indebtedness of a Borrower or its Subsidiaries in respect of Earn-Outs owing to sellers of assets or Equity Interests to a Borrower or its Subsidiaries that is incurred in connection with the consummation of one or more Permitted Acquisitions so long as such unsecured Indebtedness is on terms and conditions reasonably acceptable to Agent, (r) (i) Indebtedness of any CFC, and (ii) unsecured guarantees by a Borrower or another Loan Party of such Indebtedness to the extent that such guarantees constitute Permitted Intercompany

Schedule 1 – Defined Terms Page 49 Advances under clause (d) of the definition thereof, and any Refinancing Indebtedness in respect of such Indebtedness, (s) accrual of interest, accretion or amortization of original issue discount, or the payment of interest in kind, in each case, on Indebtedness that otherwise constitutes Permitted Indebtedness, (t) Subordinated Indebtedness, the aggregate outstanding amount of which does not exceed $50,000,000, and any Refinancing Indebtedness in respect of such Indebtedness, (u) DLL Floorplan Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness, (v) CNH Floorplan Indebtedness, (w) NAB Indebtedness, (x) [Reserved], (y) Permitted Shortline Debt of the Loan Parties in an aggregate principal amount not to exceed $100,000,000 at any time outstanding, and any Refinancing Indebtedness in respect of such Indebtedness, (z) Indebtedness to finance Rental Fleet Equipment, the aggregate outstanding amount of which does not exceed $75,000,000, and any Refinancing Indebtedness in respect of such Indebtedness, in each case so long as such Indebtedness is subject to an intercreditor agreement in form and substance at least as favorable to the Lender Group as any then existing intercreditor agreement and otherwise reasonably satisfactory to Agent, and any Refinancing Indebtedness in respect of such Indebtedness, (aa) Guarantees by a Borrower or any Subsidiary thereof of Indebtedness otherwise permitted hereunder of any Loan Party, (bb) [Reserved], (cc) Indebtedness of an Excluded Subsidiary in an amount not to exceed $750,000 outstanding and any Permitted Refinancings thereof; and (dd) any other unsecured Indebtedness incurred by a Borrower or any of its Subsidiaries in an aggregate outstanding amount not to exceed $100,000,000 at any one time and any Refinancing Indebtedness in respect of such Indebtedness. “Permitted Intercompany Advances” means loans, guaranties and other Investments made by: (a) a Loan Party to another Loan Party, (b) a Subsidiary of a Borrower that is not a Loan Party to another Subsidiary of a Borrower that is not a Loan Party, (c) a Subsidiary of a Borrower that is not a Loan Party to a Loan Party, so long as the parties thereto are party to the Intercompany Subordination Agreement, and

Schedule 1 – Defined Terms Page 50 (d) a Loan Party to (or, in the case of guaranties, for the benefit of) a Subsidiary of a Borrower that is not a Loan Party so long as (i) with respect to all intercompany loans and other Investments (other than guaranties as provided in clause (ii) below), the aggregate amount of all such intercompany loans and other Investments (by type, not by the borrower) does not exceed $200,000,000 at any time outstanding (it being agreed and understood that all investments outstanding under this clause (i) on the Closing Date are as set forth on a schedule of permitted intercompany Investments delivered to Agent and Lenders prior to the Closing Date), (ii) with respect to all guaranties, such guaranties shall be unsecured, and (iii) at the time of the making of such loan, guarantee or other Investment, no Event of Default has occurred and is continuing or would result therefrom. “Permitted Interfacility Transfers” means any prepayment (without a corresponding permanent commitment reduction) of a Revolver loan or floorplan facility that constitutes Permitted Indebtedness to the extent funded with proceeds of borrowing by a U.S. Borrower under another Revolver loan or floorplan facility that constitutes Permitted Indebtedness, in each case resulting from the movement of assets among the borrowing bases of such revolving loan or floorplan facilities. “Permitted Investments” means: (a) Investments in cash and Cash Equivalents, (b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries, (e) Investments owned by any Loan Party or any of its Subsidiaries on the Closing Date and set forth on Schedule P-1 to the Agreement, (f) guarantees permitted under the definition of Permitted Indebtedness, (g) Permitted Intercompany Advances, (h) Equity Interests or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Loan Party or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims, (i) deposits of cash made in the ordinary course of business to secure performance of operating leases or Capital Leases, (j) (i) non-cash loans and advances to employees, officers, and directors of a Borrower or any of its Subsidiaries for the purpose of purchasing Equity Interests in Borrowers so long as the

Schedule 1 – Defined Terms Page 51 proceeds of such loans are used in their entirety to purchase such Equity Interests in Borrowers, and (ii) loans and advances to employees and officers of a Borrower or any of its Subsidiaries in the ordinary course of business for any other business purpose and in an aggregate amount not to exceed $2,500,000 at any one time, (k) Permitted Acquisitions, (l) Investments in the form of capital contributions and the acquisition of Equity Interests made by any Loan Party in any other Loan Party (other than capital contributions to or the acquisition of Equity Interests of Borrowers), (m) Investments resulting from entering into (i) Bank Product Agreements, or (ii) agreements relative to Indebtedness that is permitted under clause (j) of the definition of Permitted Indebtedness, (n) equity Investments by any Loan Party in any Subsidiary of such Loan Party which is required by law to maintain a minimum net capital requirement or as may be otherwise required by applicable law, (o) Investments held by a Person acquired in a Permitted Acquisition to the extent that such Investments were not made in contemplation of or in connection with such Permitted Acquisition and were in existence on the date of such Permitted Acquisition, and (p) Capital Expenditures, (q) [Reserved], (r) Investments made for the benefit of employees of a Borrower or any of its Subsidiaries for the purposes of deferred compensation in an aggregate amount not to exceed $2,500,000 in any fiscal year, and (s) so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $30,000,000 during the term of the Agreement. “Permitted Liens” means: (a) Liens granted to, or for the benefit of, Agent to secure the Obligations, (b) Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over Agent’s Liens and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests, (c) judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default under Section 8.3 of the Agreement, (d) Liens set forth on Schedule P-2 to the Agreement; provided, that to qualify as a Permitted Lien, any such Lien described on Schedule P-2 to the Agreement shall only secure the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof,

Schedule 1 – Defined Terms Page 52 (e) the interests of lessors under operating leases and licensors under license agreements, (f) purchase money Liens on fixed assets or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness or Permitted Real Estate Capital Leases and so long as (i) such Lien attaches only to the fixed asset purchased or acquired or the real estate subject thereto and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the fixed asset purchased or acquired or real estate subject thereto or any Refinancing Indebtedness in respect thereof, (g) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (h) Liens on amounts deposited to secure Borrowers’ and its Subsidiaries obligations in connection with worker’s compensation or other unemployment insurance, (i) Liens on amounts deposited to secure Borrowers’ and its Subsidiaries obligations in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money, (j) Liens on amounts deposited to secure Borrowers’ and its Subsidiaries reimbursement obligations with respect to surety or appeal bonds obtained in the ordinary course of business, (k) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof, (l) licenses of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (m) Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness, (n) rights of setoff or bankers’ liens upon deposits of funds in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such Deposit Accounts in the ordinary course of business, (o) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness, (p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods, (q) Liens solely on any cash earnest money deposits made by a Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition,

Schedule 1 – Defined Terms Page 53 (r) Liens assumed by a Borrower or its Subsidiaries in connection with a Permitted Acquisition that secure Acquired Indebtedness, (s) subject to the terms of the DLL Intercreditor Agreement, Liens in favor of DLL to secure the DLL Floorplan Indebtedness, (t) subject to the terms of the CNH Intercreditor Agreement, Liens in favor of CNH to secure the CNH Floorplan Indebtedness, (u) subject to the terms of the NAB Intercreditor Agreement, Liens in favor of NAB to secure the NAB Indebtedness, (v) Liens securing Permitted Shortline Debt, (w) Liens securing Indebtedness permitted under clauses (j) and (y) of the definition of Permitted Indebtedness, (x) any Lien on assets of CFCs or Excluded Subsidiaries, provided that such Lien does not extend to, or encumber, (i) assets of a Borrower or any Loan Party, or (ii) the Equity Interests of a Borrower or any of its Subsidiaries, (y) any Liens on Real Property securing Permitted Real Estate Financing, (z) other Liens which do not secure Indebtedness for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $10,000,000, and (aa) Liens arising by virtue only of the operation of 12(3) of the Australian PPSA. “Permitted Protest” means the right of a Borrower or any of its Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on Borrowers’ or its Subsidiaries’ books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by a Borrower or its Subsidiary, as applicable, in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of Agent’s Liens. “Permitted Purchase Money Indebtedness” means, as of any date of determination, Indebtedness (other than the Obligations and Permitted Real Estate Financing, but including Capitalized Lease Obligations other than Permitted Real Estate Capital Leases), incurred at the time of, or within 90 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof, in an aggregate principal amount outstanding at any one time not in excess of $100,000,000. “Permitted Real Estate Capital Leases” means, as of any date of determination, Capitalized Lease Obligations incurred in connection with the sale, lease or use of real property, in an aggregate principal amount outstanding at any one time not in excess of $100,000,000.

Schedule 1 – Defined Terms Page 54 “Permitted Real Estate Financing” means, as of any date of determination, Indebtedness incurred in connection with the purchase, refinancing leasing (to the extent deemed indebtedness) or acquisition (in connection with a Permitted Acquisition) of Real Property, in an aggregate principal amount outstanding at any one time not in excess of $300,000,000 “Permitted Shortline Debt” means floor plan facilities with short line manufacturers, or facilities arranged by short line manufacturers for their products and services with third party financing sources, in the ordinary course of business. “Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof. “Platform” has the meaning specified therefor in Section 17.9(c) of the Agreement. “Post-Increase Additional Lenders” has the meaning specified therefor in Section 2.15. “Post-Increase Lenders” has the meaning specified therefor in Section 2.14. “Pre-Increase Additional Lenders” has the meaning specified therefor in Section 2.15. “Pre-Increase Lenders” has the meaning specified therefor in Section 2.14. “Prime Rate” means, rate of interest announced by Bank of America from time to time as its prime rate. Such rate is set by Bank of America on the basis of various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such rate. Any change in such rate publicly announced by Bank of America shall take effect at the opening of business on the day specified in the announcement. “Projections” means Borrowers’ consolidated and consolidating forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Borrower’s historical financial statements, together with appropriate supporting details and a statement of underlying assumptions. “Pro Rata Share” means, individually and collectively, U.S. Pro Rata Share and the Australian Pro Rata Share, as applicable. “Protective Advances” has the meaning specified therefor in Section 2.3(d)(ii) of the Agreement. “Public Lender” has the meaning specified therefor in Section 17.9(c) of the Agreement. “Purchase Price” means, with respect to any Acquisition, an amount equal to the aggregate consideration, whether cash, property or securities (including the fair market value of any Equity Interests of Borrowers issued in connection with such Acquisition and including the maximum amount of Earn-Outs), paid or delivered by Borrowers or one of its Subsidiaries in connection with such Acquisition (whether paid at the closing thereof or payable thereafter and whether fixed or contingent),

Schedule 1 – Defined Terms Page 55 but excluding therefrom (a) any cash of the seller and its Affiliates used to fund any portion of such consideration and (b) any cash or Cash Equivalents acquired in connection with such Acquisition. “Qualified Cash” means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of the Loan Parties and their Subsidiaries that is in Deposit Accounts subject of a Control Agreement and is maintained by a branch office of the bank located within the United States or within Australia. “Qualified ECP” means a Loan Party that constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” under Section 1a(18)(A)(v)(II) of such act. “Qualified Equity Interests” means and refers to any Equity Interests issued by Borrowers that is not a Disqualified Equity Interest. “Quarter End Borrowing” has the meaning specified therefor in Section 3.2 of the Agreement. “Rate Option Deadline” has the meaning specified therefor in Section 2.12(b)(i) of the Agreement. “Real Property” means any estates or interests in real property now owned or hereafter acquired by Borrowers or its Subsidiaries and the improvements thereto. “Real Property Collateral” means any Eligible Real Property and any other Real Property hereafter acquired by Borrowers or its Subsidiaries with a fair market value in excess of $15,000,000. “Receivable Reserves” means, as of any date of determination, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Sections 2.1.1(c) and 2.1.2(c), to establish and maintain (including reserves for rebates, discounts, warranty claims, and returns) with respect to the Eligible Accounts, the U.S. Revolver Borrowing Base, the Australian Revolver Borrowing Base, the U.S. Maximum Revolver Amount or the Australian Maximum Revolver Amount. “Rescindable Amount” has the meaning as defined in Section 2.4(a)(ii). “Recipient” Agent, Issuing Bank, any Lender or any other recipient of a payment to be made by a Loan Party under a Loan Document or on account of an Obligation. “Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form. “Reference Period” has the meaning set forth in the definition of EBITDAR. “Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as: (a) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto,

Schedule 1 – Defined Terms Page 56 (b) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are or could reasonably be expected to be materially adverse to the interests of the Lenders, (c) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness, (d) if the Indebtedness that is refinanced, renewed, or extended was subject to an intercreditor agreement, then the terms and conditions of the refinancing, renewal, or extension must include intercreditor terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness; and (e) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended. “Register” has the meaning set forth in Section 13.1(h) of the Agreement. “Registered Loan” has the meaning set forth in Section 13.1(h) of the Agreement. “Related Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender. “Remedial Action” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials required by Environmental Laws. “Rent Expense” means, for any period, total rental expenses attributable to operating leases of Borrowers for real property, determined on a consolidated basis in accordance with GAAP. “Rent-to-Own Expense” means, for any period, total non-cash expenses of Borrowers or any Subsidiary attributable to the cost of goods sold for retail inventory that is being rented on a rent-to- own basis, determined from financial statements prepared on a consolidated basis in accordance with GAAP. “Rental Fleet CapEx Amount” means, with respect to any period, an amount equal to (a) the amount of expenditures made to purchase Rental Fleet Equipment during such period to the extent funded with proceeds of Revolver Loans, multiplied by (b) an amount equal to 1 minus the advance rate applicable to Eligible Rental Equipment at the time of determination.

Schedule 1 – Defined Terms Page 57 “Rental Fleet Equipment” means equipment held for lease or rental by a Borrower or any other Loan Party that a Borrower or such Loan Party treats for accounting purposes as a fixed asset subject to depreciation or amortization and not as inventory held for resale. “Rental Fleet Transfer Amount” means, with respect to any period, an amount equal to (a) the net amount of Inventory consisting of new or used equipment that is designated by a Borrower as Rental Fleet Equipment during such period, multiplied by (b) an amount equal to 1 minus the advance rate applicable to Eligible Rental Equipment at the time of determination. “Replacement Lender” has the meaning specified therefor in Section 14.2(a) of the Agreement. “Report” has the meaning specified therefor in Section 15.16 of the Agreement. “Reporting Period” means any time on which Adjusted Excess Availability is less than the Reporting Threshold Amount. “Reporting Threshold Amount” means an amount equal to 17.5% of the lesser of (i) Global Borrowing Base and (ii) Global Maximum Credit Amount. “Required Lenders” means, at any time, Lenders having or holding more than 50% of the sum of (a) the aggregate Revolver Loan Exposure of all Lenders, plus (b) the aggregate Floorplan Loan Exposure of all Lenders; provided, that (i) the Revolver Loan Exposure and Floorplan Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Required Lenders, and (ii) at any time there are 2 or more Lenders, “Required Lenders” must include at least 2 Lenders (who are not Affiliates of one another). “Reserves” means, as of any date of determination, those reserves (other than Receivable Reserves, Bank Product Reserves, Cash Settlement Reserves, Inventory Reserves and Foreign L/C Currency Reserves) that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Sections 2.1.1(c) and 2.1.2(c), to establish and maintain (including reserves with respect to (a) sums that Borrowers or its Subsidiaries are required to pay under any Section of the Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay, (b) amounts of salaries, wages and benefits due to employees of any Loan Party (including amounts for employee wage claims for earned wages, vacation pay, health care reimbursements and other amounts due under, Wisconsin wage lien law, Wis. Stat 109.01, et seq.), and (c) amounts owing by Borrowers or its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than a Permitted Lien), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral) with respect to the U.S. Revolver Borrowing Base, the Australian Revolver Borrowing Base, the U.S. Maximum Revolver Amount, the Australian Maximum Revolver Amount, the U.S. Floorplan Borrowing Base, the Australian Floorplan Borrowing Base, the U.S. Maximum Floorplan Amount or the Australian Maximum Floorplan Amount, as applicable. “Restricted Payment” means to (a) declare or pay any dividend or make any other payment or distribution, directly or indirectly, on account of Equity Interests issued by Borrowers (including any payment in connection with any merger or consolidation involving a Borrower) or to the direct or

Schedule 1 – Defined Terms Page 58 indirect holders of Equity Interests issued by a Borrower in their capacity as such (other than dividends or distributions payable in Qualified Equity Interests issued by a Borrower, (b) purchase, redeem, make any sinking fund or similar payment, or otherwise acquire or retire for value (including in connection with any merger or consolidation involving a Borrower) any Equity Interests issued by a Borrower, (c) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire Equity Interests of a Borrower now or hereafter outstanding, or (d) make, or cause or suffer to permit any of Borrowers’ Subsidiaries to make, any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in- substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness (other than Permitted Intercompany Advances) in violation of any subordination provisions applicable thereto (it being acknowledged that payments that are not restricted by the subordination provisions applicable thereto are not Restricted Payments). “Revolver Commitment” means, individually and collectively, the U.S. Revolver Commitment and Australian Revolver Commitment, as applicable. “Revolver Swing Loan Exposure” means, as of any date of determination with respect to any Lender, such Lender’s Pro Rata Share of the U.S. Revolver Swing Loans on such date. “Revolver Lender” means, individually and collectively, the U.S. Revolver Lenders and the Australian Revolver Lenders. “Revolver Loan Exposure” means, with respect to any Revolver Lender, as of any date of determination (a) prior to the termination of the Revolver Commitments, the amount of such Lender’s Revolver Commitment, and (b) after the termination of the Revolver Commitments, the aggregate outstanding principal amount of the Revolver Loans of such Lender. “Revolver Loans” means, individually and collectively, the U.S. Revolver Loans and the Australian Revolver Loans, as applicable. “Rolling Stock” means, at any time, a Loan Party’s trucks, trailers, motor vehicles or other over-the-road items used in the ordinary course of the Loan Party’s business. “Sanctions” means individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti- terrorism laws and other sanctions laws, regulations or embargoes, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union or any European Union member state, (d) His Majesty's Treasury of the United Kingdom, or (d) any other Governmental Authority with jurisdiction over any member of Lender Group or any Loan Party or any of their respective Subsidiaries or Affiliates. “Sanctioned Entity” means (a) a country or territory or a government of a country or territory, (b) an agency of the government of a country or territory, (c) an organization directly or indirectly controlled by a country or territory or its government, or (d) a Person resident in or determined to be resident in a country or territory, in each case of clauses (a) through (d) that is a target of Sanctions, including a target of any country sanctions program administered and enforced by OFAC.

Schedule 1 – Defined Terms Page 59 “Sanctioned Person” means, at any time (a) any Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC's consolidated Non-SDN list or any other Sanctions-related list maintained by any Governmental Authority, (b) a Person or legal entity that is a target of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above. “S&P” has the meaning specified therefor in the definition of Cash Equivalents. “Scheduled Unavailability Date” has the meaning set forth in Section 2.13. “SEC” means the United States Securities and Exchange Commission and any successor thereto. “Securities Account” means a securities account (as that term is defined in the Code). “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute. “Settlement” has the meaning specified therefor in Section 2.3(e)(i) of the Agreement. “Settlement Date” has the meaning specified therefor in Section 2.3(e)(i) of the Agreement. “SOFR” the secured overnight financing rate as administered by FRBNY (or a successor administrator). “SOFR Adjustment” means(a) with respect to Daily Simple SOFR, 0.11448%; and (b) with respect to Term SOFR, 0.11448% for a one month Interest Period, 0.26161% for a three month Interest Period and 0.42826% for a six month Interest Period. “SOFR Notice” means a written notice in the form of Exhibit L-1 to the Agreement. “SOFR Option” has the meaning specified therefor in Section 2.12(a) of the Agreement. “SOFR Rate Margin” has the meaning set forth in the definition of Applicable Margin. “Solvent” means, with respect to any Person as of any date of determination, that (a) at fair valuations, the sum of such Person’s debts (including contingent liabilities) is less than all of such Person’s assets, (b) such Person is not engaged or about to engage in a business or transaction for which the remaining assets of such Person are unreasonably small in relation to the business or transaction or for which the property remaining with such Person is an unreasonably small capital, and (c) such Person has not incurred and does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (d) such Person is “solvent” or not “insolvent”, as applicable within the meaning given those terms and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such

Schedule 1 – Defined Terms Page 60 contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5). “Specified Obligor” means a Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act. “Spot Rate” means the exchange rate, as determined by Agent, that is applicable to conversion of one currency into another currency, which is (a) the exchange rate reported by Bloomberg (or other commercially available source designated by Agent) as of the end of the preceding business day in the financial market for the first currency; or (b) if such report is unavailable for any reason, the spot rate for the purchase of the first currency with the second currency as in effect during the preceding business day in Agent’s principal foreign exchange trading office for the first currency. “Standard Letter of Credit Practice” means, for Issuing Bank, any domestic or foreign law or letter of credit practices applicable in the city in which Issuing Bank issued the applicable Letter of Credit or, for its branch or correspondent, such laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be, in each case, (a) which letter of credit practices are of banks that regularly issue letters of credit in the particular city, and (b) which laws or letter of credit practices are required or permitted under ISP or UCP, as chosen in the applicable Letter of Credit. “Subordinated Indebtedness” means any unsecured Indebtedness of a Borrower or its Subsidiaries incurred from time to time that is subordinated in right of payment to the Obligations on terms and conditions reasonably acceptable to Agent. “Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the Equity Interests having ordinary voting power to elect a majority of the Board of Directors of such corporation, partnership, limited liability company, or other entity. “Swing Loan Exposure” means, as of any date of determination with respect to any Lender, such Lender’s Floorplan Swing Loan Exposure and/or Revolver Swing Loan Exposure, as applicable. “Syndication Agent” has the meaning set forth in the preamble to the Agreement. “Taxes” means any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities with respect thereto. “Term SOFR” (a) for any Interest Period relating to a U.S. Revolver Loan or U.S. Floorplan Loan (other than a U.S. Base Rate Loan), a per annum rate equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such Interest Period, with a term equivalent to such Interest Period (or if such rate is not published prior to 11:00 a.m. on the determination date, the applicable Term SOFR Screen Rate on the U.S. Government Securities Business Day immediately prior thereto), plus the SOFR Adjustment for such Interest Period; and (b) for any interest calculation relating to a U.S. Base Rate Loan on any day, a fluctuating rate of interest equal to the Term SOFR Screen Rate with a term of one month commencing that day; provided, that in no event shall Term SOFR be less than zero.

Schedule 1 – Defined Terms Page 61 “Term SOFR Screen Rate” the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by Agent from time to time). “Tax Lender” has the meaning specified therefor in Section 14.2(a) of the Agreement. “Total Assets” means, as of any date of determination, the value of the assets reflected on the consolidated balance sheet of Borrowers and its Subsidiaries as of such date prepared in accordance with GAAP. “Trademark Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “Triggering Event” has the meaning specified therefor in the Guaranty and Security Agreement. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600 and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit is issued. “United States” means the United States of America. “Unused Line Fee” has the meaning specified therefor in Section 2.10(b) of the Agreement. “U.S. Aggregate Borrowing Base” means, as of any date of determination, the sum of (a) the U.S. Floorplan Borrowing Base, plus (b) the U.S. Revolver Borrowing Base. “U.S. Aggregate Usage” means, as of any date of determination, the sum of (a) U.S. Floorplan Usage, plus (b) U.S. Revolver Usage. “U.S. Base Rate Loan” means each portion of the U.S. Revolver Loans or the U.S. Floorplan Loans that bears interest at a rate determined by reference to the Base Rate. “U.S. Borrowers” has the meaning specified therefor in the preamble to the Agreement. “U.S. Collateral” means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by a U.S. Borrower or any of its Subsidiaries in or upon which a Lien is granted by such Person in favor of Agent or the Lenders under any of the Loan Documents. “U.S. Floorplan Availability” means, as of any date of determination, the amount that U.S. Borrowers are entitled to borrow as U.S. Floorplan Loans under Section 2.2 of the Agreement (after giving effect to the then outstanding U.S. Floorplan Usage). “U.S. Floorplan Borrowing Base” means, with respect to a U.S. Borrower, as of any date of determination, the result of: (a) the lesser of (i) the product of 85% multiplied by the value (calculated at the lower of cost or market on a basis consistent with U.S. Borrowers’ historical accounting practices) of Eligible

Schedule 1 – Defined Terms Page 62 New Floorplan Equipment owned by a U.S. Borrower, which at such time is aged less than twelve (12) months, and (ii) the product of 85% multiplied by the Net Recovery Percentage identified in the most recent inventory appraisal ordered and obtained by Agent multiplied by the value of Eligible New Floorplan Equipment owned by a U.S. Borrower, which at such time is aged less than twelve (12) months (such determination may be made as to different categories of Eligible New Floorplan Equipment owned by a U.S. Borrower, based upon the Net Recovery Percentage applicable to such categories) at such time, plus (b) the lesser of (i) the product of 80% multiplied by the value (calculated at the lower of cost or market on a basis consistent with U.S. Borrower’s historical accounting practices) of Eligible New Floorplan Equipment owned by a U.S. Borrower, which at such time is aged equal to or greater than twelve (12) months, and (ii) the product of 85% multiplied by the Net Recovery Percentage identified in the most recent inventory appraisal ordered and obtained by Agent multiplied by the value of Eligible New Floorplan Equipment owned by a U.S. Borrower, which at such time is aged equal to or greater than twelve (12) months (such determination may be made as to different categories of Eligible New Floorplan Equipment owned by a U.S. Borrower, based upon the Net Recovery Percentage applicable to such categories) at such time, plus (c) the lesser of (i) the product of 75% multiplied by the value (calculated at the lower of cost or market on a basis consistent with U.S. Borrowers’ historical accounting practices) of Eligible Used Floorplan Equipment owned by a U.S. Borrower at such time, and (ii) the product of 85% multiplied by the Net Recovery Percentage identified in the most recent inventory appraisal ordered and obtained by Agent multiplied by the value of Eligible Used Floorplan Equipment owned by a U.S. Borrower at such time (such determination may be made as to different categories of Eligible Used Floorplan Equipment owned by a U.S. Borrower based upon the Net Recovery Percentage applicable to such categories) at such time, minus (d) the aggregate amount of Bank Product Reserves, Inventory Reserves, Cash Settlement Reserves and other Reserves, if any, established by Agent under Section 2.2(c) of the Agreement with respect to the U.S. Floorplan Borrowing Base. Notwithstanding the foregoing, in no event shall the aggregate amount determined under clauses (b) and (c) of the U.S. Floorplan Borrowing Base with respect Eligible New Floorplan Equipment owned by a U.S. Borrower and Eligible Used Floorplan Equipment owned by a U.S. Borrower aged twenty-four (24) to thirty-six (36) months be greater than 15% of the U.S. Maximum Credit Amount. “U.S. Floorplan Borrowing Base Certificate” means a certificate in the form of Exhibit B-2(i). “U.S. Floorplan Commitment” means, with respect to each U.S. Floorplan Lender, its U.S. Floorplan Commitment, and, with respect to all U.S. Floorplan Lenders, their U.S. Floorplan Commitments, in each case as such Dollar amounts are set forth beside such U.S. Floorplan Lender’s name under the applicable heading on Schedule C-1 to the Agreement or in the Assignment and Acceptance pursuant to which such U.S. Floorplan Lender became a U.S. Floorplan Lender under the Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of the Agreement and reallocations made in accordance with the provisions of Section 2.4(g) of the Agreement.

Schedule 1 – Defined Terms Page 63 “Used Floorplan Equipment” means used equipment other than Cores Inventory that is (a) not subject to financing with a third party and (b) aged less than thirty-six (36) months. “U.S. Floorplan Lender” means a U.S. Lender that has a U.S. Floorplan Commitment or that has an outstanding U.S. Floorplan Loan. “U.S. Floorplan Loans” has the meaning specified therefor in Section 2.2.1(a) of the Agreement “U.S. Floorplan Overadvance” means, as of any date of determination, that the U.S. Floorplan Usage is greater than any of the limitations set forth in Section 2.2 or Section 2.11. “U.S. Floorplan Swing Lender” means Bank of America or any other U.S. Lender that, at the request of U.S. Borrowers and with the consent of Agent agrees, in such U.S. Lender’s sole discretion, to become the U.S. Floorplan Swing Lender under Section 2.3(b)(ii) of the Agreement. “U.S. Floorplan Swing Loan” has the meaning specified therefor in Section 2.3(b)(ii) of the Agreement. “U.S. Floorplan Usage” means as of any date of determination, the amount of outstanding U.S. Floorplan Loans (inclusive of U.S. Floorplan Swing Loans and U.S. Floorplan Protective Advances). “U.S. Government Securities Business Day” means, any Business Day, except any day on which the Securities Industry and Financial Markets Association, New York Stock Exchange or FRBNY is not open for business because the day is a legal holiday under New York law or U.S. federal law. “U.S. LC Subline” means $65,000,000. “U.S. Letter of Credit Usage” means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit issued at the request of a U.S. Borrower. “U.S. Lender” means each U.S. Floorplan Lender and/or each U.S. Revolver Lender, as the context requires. “U.S. Maximum Credit Amount” means, as of any date of determination, an amount equal to (a) the U.S. Maximum Revolver Amount plus (b) the U.S. Maximum Floorplan Amount at such time. As of the Closing Date, the U.S. Maximum Credit Amount is $430,000,000. “U.S. Maximum Floorplan Amount” means $340,000,000, decreased by the amount of reductions in the U.S. Floorplan Commitments made in accordance with Section 2.4(c) of the Agreement and increased in accordance with Sections 2.14 and 2.15 of the Agreement. “U.S. Maximum Revolver Amount” means $90,000,000, decreased by the amount of reductions in the U.S. Revolver Commitments made in accordance with Section 2.4(c) of the Agreement and increased in accordance with Sections 2.14 and 2.15 of the Agreement. “U.S. Obligations” means, all Obligations of U.S. Borrowers. “U.S. Pro Rata Share” means, as of any date of determination:

Schedule 1 – Defined Terms Page 64 (a) with respect to a Lender’s obligation to make all or a portion of the U.S. Revolver Loans, with respect to such Lender’s right to receive payments of interest, fees, and principal with respect to the U.S. Revolver Loans, and with respect to all other computations and other matters related to the U.S. Revolver Commitments or the U.S. Revolver Loans, the percentage obtained by dividing (i) the Revolver Loan Exposure of such Lender by (ii) the aggregate Revolver Loan Exposure of all Lenders, (b) with respect to a Lender’s obligation to participate in the Letters of Credit, with respect to such Lender’s obligation to reimburse Issuing Bank, and with respect to such Lender’s right to receive payments of U.S. Letter of Credit Fees, and with respect to all other computations and other matters related to the Letters of Credit, the percentage obtained by dividing (i) the Floorplan Loan Exposure of such Lender by (ii) the aggregate U.S. Floorplan Loan Exposure of all Lenders; provided, that if all of the Loans have been repaid in full and all Commitments have been terminated, but Letters of Credit remain outstanding, U.S. Pro Rata Share under this clause shall be determined as if the U.S. Floorplan Commitments had not been terminated and based upon the U.S. Floorplan Commitments as they existed immediately prior to their termination, (c) with respect to a Lender’s obligation to make all or a portion of the U.S. Floorplan Loans, with respect to such Lender’s right to receive payments of interest, fees, and principal with respect to the U.S. Floorplan Loans, and with respect to all other computations and other matters related to the U.S. Floorplan Commitments or the U.S. Floorplan Loans, the percentage obtained by dividing (i) the U.S. Floorplan Loan Exposure of such Lender by (ii) the aggregate U.S. Floorplan Loan Exposure of all Lenders, and (d) with respect to all other matters and for all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.7 of the Agreement), the percentage obtained by dividing (i) the sum of the Floorplan Loan Exposure of such Lender plus the Revolver Loan Exposure of such Lender by (ii) the sum of the aggregate Floorplan Loan Exposure of all Lenders plus the aggregate Revolver Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 13.1; provided, that if all of the Loans have been repaid in full, all Letters of Credit have been made the subject of Letter of Credit Collateralization, and all Commitments have been terminated, U.S. Pro Rata Share under this clause shall be determined as if the Revolver Loan Exposures and the Floorplan Loan Exposures had not been repaid, collateralized, or terminated and shall be based upon the Revolver Loan Exposures and Floorplan Loan Exposures as they existed immediately prior to their repayment, collateralization, or termination. “U.S. Required Lenders” means, at any time, U.S. Lenders having or holding more than 50% of the sum of (a) the aggregate Revolver Loan Exposure of all U.S. Lenders, plus (b) the aggregate Floorplan Loan Exposure of all U.S. Lenders; provided, that (i) the Revolver Loan Exposure and Floorplan Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the U.S. Required Lenders, and (ii) at any time there are 2 or more U.S. Lenders, “U.S. Required Lenders” must include at least 2 U.S. Lenders (who are not Affiliates of one another). “U.S. Revolver Commitment” means, with respect to each U.S. Revolver Lender, its U.S. Revolver Commitment, and, with respect to all U.S. Revolver Lenders, their U.S. Revolver Commitments, in each case as such Dollar amounts are set forth beside such U.S. Revolver Lender’s name under the applicable heading on Schedule C-1 to the Agreement or in the Assignment and Acceptance pursuant to which such U.S. Revolver Lender became a U.S. Revolver Lender under the

Schedule 1 – Defined Terms Page 65 Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of the Agreement and reallocations made in accordance with the provisions of Section 2.4(g) of the Agreement. “U.S. Revolver Lender” means a Lender that has a U.S. Revolver Commitment or that has an outstanding U.S. Revolver Loan. “U.S. Revolver Availability” means, as of any date of determination, the amount that U.S. Borrowers are entitled to borrow as U.S. Revolver Loans under Section 2.1 of the Agreement (after giving effect to the then outstanding U.S. Revolver Usage). “U.S. Revolver Borrowing Base” means, with respect to a U.S. Borrower, as of any date of determination, the result of: (a) 85% of the amount of Eligible Accounts owed to a U.S. Borrower, less the amount, if any, of the Dilution Reserve, plus (b) 85% of the amount of Eligible Credit Card Accounts owed to a U.S. Borrower, plus (c) the lesser of (i) the product of 75% multiplied by the value (calculated at the lower of cost or market on a basis consistent with U.S. Borrowers’ historical accounting practices) of Eligible Rental Equipment owned by a U.S. Borrower and Eligible Parts and Attachments Inventory owned by a U.S. Borrower at such time, and (ii) the product of 85% multiplied by the Net Recovery Percentage identified in the most recent inventory appraisal ordered and obtained by Agent multiplied by the value of Eligible Rental Equipment owned by a U.S. Borrower and Eligible Parts and Attachments Inventory owned by a U.S. Borrower at such time (such determination may be made as to different categories of Eligible Rental Equipment owned by a U.S. Borrower and Eligible Parts and Attachments Inventory owned by a U.S. Borrower based upon the Net Recovery Percentage applicable to such categories) at such time, plus (d) 65% of the appraised fair market value of Eligible Real Property of U.S. Borrowers (as determined on the applicable Election Date by an appraisal in form and substance and conducted by an appraiser satisfactory to Agent); provided, that such amount shall be reduced monthly commencing on the first day of the month following the applicable Election Date and continuing on the first day of each month thereafter in equal monthly reductions determined based on a 180 month amortization schedule, plus (e) 80% of the appraised fair market value of Eligible Rolling Stock/Equipment of U.S. Borrowers, (as determined on the applicable Election Date by an appraisal in form and substance and conducted by an appraiser satisfactory to Agent); provided, that such amount shall be reduced monthly commencing on the first day of the month following the applicable Election Date and continuing on the first day of each month thereafter in equal monthly reductions determined based on a 84 month amortization schedule, minus (f) the aggregate amount of Receivables Reserves, Bank Product Reserves, Inventory Reserves, Cash Settlement Reserves and other Reserves, if any, established by Agent under Section 2.1.1(c) of the Agreement with respect to the U.S. Revolver Borrowing Base.

Schedule 1 – Defined Terms Page 66 Notwithstanding the foregoing, in no event shall the amount (i) determined under clause (c) of the U.S. Revolver Borrowing Base with respect Eligible Rental Equipment owned by a U.S. Borrower be greater than 25% of the U.S. Maximum Credit Amount, (ii) determined by adding the amount under clauses (d) and (e) of the U.S. Revolver Borrowing Base with respect Eligible Real Property owned by a U.S. Borrower and Eligible Vehicles owned by a U.S. Borrower be greater than the lesser of (x) 12.5% of the U.S. Maximum Credit Amount and (y) $50,000,000; provided, that the amount under clauses (d) and (e) shall be deemed to be $0 at any time the Fixed Charge Coverage Ratio for the 12 month period most recently ended prior to such date of determination for which Agent has received financial statements of Borrowers pursuant to Schedule 5.1 is less than 1.10 to 1.00 or (iii) determined under clause (a) of the U.S. Revolver Borrowing Base with respect to Extended Terms Accounts be greater than $10,000,000. “U.S. Revolver Borrowing Base Certificate” means a certificate in the form of Exhibit B-1(i). “U.S. Revolver Loans” has the meaning specified therefor in Section 2.1.1(a) of the Agreement. “U.S. Revolver Overadvance” means, as of any date of determination, that the U.S. Revolver Usage is greater than any of the limitations set forth in Section 2.1. “U.S. Revolver Swing Lender” means Bank of America or any other U.S. Lender that, at the request of a U.S. Borrower and with the consent of Agent agrees, in such U.S. Lender’s sole discretion, to become the U.S. Revolver Swing Lender under Section 2.3(b)(i) of the Agreement. “U.S. Revolver Swing Loan” which has the meaning specified therefor in Section 2.3(b)(i) of the Agreement. “U.S. Revolver Usage” means, as of any date of determination, the sum of (a) the amount of outstanding U.S. Revolver Loans (inclusive of U.S. Revolver Swing Loans and U.S. Protective Revolver Advances), plus (b) the amount of the U.S. Letter of Credit Usage. “U.S. SOFR Rate Loan” means each portion of a U.S. Revolver Loan or the U.S. Floorplan Loans that bears interest at a rate determined by reference to the Term SOFR. “U.S. Supermajority Lenders” means, at any time, U.S. Lenders having or holding more than 66 2/3% of the sum of (a) the aggregate Revolver Loan Exposure of all U.S. Lenders, plus (b) the aggregate Floorplan Loan Exposure of all U.S. Lenders; provided, that (i) the Revolver Loan Exposure and Floorplan Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the U.S. Required Lenders, and (ii) at any time there are 2 or more U.S. Lenders, “Supermajority Lenders” must include at least 2 U.S. Lenders (who are not Affiliates of one another). “U.S. Swing Lender” and “U.S. Swing Lenders” means, individually or collectively as required by the context, the U.S. Floorplan Swing Lender and the U.S. Revolver Swing Lender. “Voidable Transfer” has the meaning specified therefor in Section 17.8 of the Agreement. “Write-Down and Conversion Powers” means the write-down and conversion powers of the applicable EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which powers are described in the EU Bail-In Legislation Schedule.